SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              NETWORKS NORTH, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            Common Shares
            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            7,325,000 Shares
            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            $3.92 (This represents the average closing price for the Common Stock of Networks North for the 30 day period ending Mar 31, 2000)
            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            $28,714,000
            --------------------------------------------------------------------

      5.    Total fee paid:

            $5,742.80
            --------------------------------------------------------------------

|X|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

            --------------------------------------------------------------------

                              NETWORKS NORTH, INC.
                                 14 Meteor Drive
                                Toronto, Ontario
                                 Canada M9W 1A4

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                September 8, 2000

To the Shareholders of Networks North, Inc.:

      NOTICE IS HEREBY GIVEN that a Special Meeting (the "Special Meeting") of Shareholders of Networks North, Inc., a New York corporation (the "Company"), will be held at 10:00 a.m., local time, on September 8, 2000, at the offices of the Company, 14 Meteor Drive, Toronto, Ontario, Canada M9W 1A4, for the following purposes:

                  (a) To consider and approve the purchase by the Company of certain assets and shares owned by Chell.com Ltd. ("Chell.com") and Cameron Chell.

                  (b) To consider and vote upon an amendment to Article 1 of the
            Company's Certificate of Incorporation, which provides for a change of the name of the Company from Networks North, Inc. to Chell Corporation.

                  (c) To consider the issuance of a new class of voting stock which would be required to carry out obligations of the Company upon completion of the transactions described in paragraph (a) above.

                  (d) To consider and transact such other business as may
            properly come before the Special Meeting and any adjournments thereof.

      In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business on July 31, 2000 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Special Meeting and any adjournments thereof.

Dated: August 8, 2000                   By Order of the Board of Directors,


                                        Mark Truman, Secretary

SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

      It is desirable that as many shareholders as possible be represented, in person or by proxy, at the Special Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Special Meeting.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                              NETWORKS NORTH, INC.
                                 14 Meteor Drive
                                Toronto, Ontario
                                 Canada M9W 1A4
                                 (416) 675-6666

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                September 8, 2000

                                                                  August 8, 2000

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Networks North, Inc. (the "Company") for use at the Company's Special Meeting of Shareholders to be held on September 8, 2000, and at any adjournment thereof (the "Special Meeting"). Further, solicitation of proxies may be made personally, or by telephone or telegraph, by regularly employed officers and other employees of the Company, who will receive no additional compensation for such. The cost of soliciting proxies will be borne by the Company which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.

      All shares represented at the Special Meeting by proxies will be voted provided that such proxies are properly signed and dated. In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In cases where no specifications are made, the shares represented will be voted FOR the ratification of purchase by the Company of certain assets and shares owned by Chell.com, Ltd. (Chell.com) and Cameron Chell, FOR the amendment of the Company's Certificate of Incorporation providing for a change of name of the Company to Chell Corporation, and FOR the issuance of a new class of voting stock.

      Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by: (a) written notice to the Secretary of the Company at the Company's headquarters delivered prior to the commencement of the Special Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Special Meeting.

                                VOTING SECURITIES

      Only shareholders of record at the close of business on July 31, 2000 are entitled to vote at the Special Meeting. The total number of shares of common stock, par value $.0467 per share (the "Common Stock"), of the Company, issued, outstanding and entitled to be voted on the record date was 2,901,153 shares. Each of such shares of Common Stock is entitled to one vote upon all matters to be acted upon at the Special Meeting. In addition, the Company has outstanding 900,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company. In accordance with the terms of the Certificate of Designation by which the Preferred Stock was authorized, as modified by action of the Company's Board of Directors, holders of Preferred Stock are entitled (after giving effect to the Stock Splits) to one vote for every three shares of Preferred Stock held of record as of the record date for the Special Meeting. Accordingly, there will be 2,901,153 shares (2,901,153 votes) of Common Stock and 900,000 shares (300,000 votes) of Preferred Stock, or an aggregate of 3,201,153 votes available to be cast at the Special Meeting. The holders of a majority of the outstanding votes (i.e., 1,600,577 votes) shall constitute a quorum, which is necessary for the transaction of business at the Special Meeting. In accordance with the Company's Certificate of Incorporation and By-laws, and applicable law, the ratification of the purchase of certain assets and shares owned by Chell.com and Cameron Chell, the ratification of an amendment of Article 1 of the Company's Certificate of Incorporation which provides for a change of name of the Company from Networks North, Inc. to Chell Corporation, and the ratification of the issuance of a new class of voting stock shall be a majority of the votes cast.

Shares Held by Certain Shareholders

The following table sets forth, as of the close of business on July 31, 2000, certain information with respect to each person who is known to the Company to be the beneficial owner of more than five (5%) percent of the Common Stock.

--------------------------------------------------------------------------------
Name and Address               Amount and Nature of                Percent (1)
----------------               Beneficial Ownership (1)            -----------
                               ------------------------
--------------------------------------------------------------------------------

Chell.com Ltd. (2)
500, 630 8th Avenue SW
Calgary, AB T2P 1G6
Canada.........................     462,894                           14.46%

Hammock Group Ltd.
Penthouse Suite
129 Front Street
Hamilton, Bermuda, HM 12
 ...............................     462,893                           14.46%

Anor Management Ltd.
c/o Peter Rona
Networks North, Inc.
14 Meteor Drive
Toronto, Ontario
Canada M9W 1A4
 ...............................     300,000 (2)                        9.37%
--------------------------------------------------------------------------------

      (1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (and those held by other persons) have not been exercised.

      (2) Represents 300,000 shares of Common Stock issuable upon conversion of the 900,000 shares of Convertible Preferred Stock held of record by Anor Management Ltd. The 900,000 shares of Convertible Preferred Stock have the equivalent voting power to 300,000 shares of Common Stock.

Voting by Directors and Executive Officers

      It is anticipated that the directors and the Named Executive Officers of the Company will vote, FOR the purchase of certain assets and shares owned by Chell.com and Cameron Chell by the Company, FOR an amendment of Article 1 of the Company's Certificate of Incorporation which provides for a change of name of the Company from Networks North, Inc. to Chell Corporation, and FOR approval of the issuance of new voting class of stock. Such directors and executive officers, and their affiliates, hold 24.79% of the votes entitled to be cast at the Special Meeting.

RATIFICATION OF THE PURCHASE BY THE COMPANY OF CERTAIN ASSETS AND SHARES OWNED BY CHELL.COM LTD. AND CAMERON CHELL

Summary of the Transaction

      Networks North, Inc. ("the Company") intends to enter into an "Agreement Of Purchase And Sale" (the "Agreement"), a copy of which is attached hereto as Exhibit "A", with Chell.com, Ltd., ("Chell.com"), and Cameron Chell ("Chell"). Effective July 31, 2000, Chell.com Ltd. was amalgamated with Chell.com Inc. and ASP Bridge Inc. and the amalgamated entity was called "Chell.com Ltd." The amalgamated entity will be referred to as "Chell.com". For the purposes of carrying out some of the transactions in the Agreement, the Company will incorporate Networks North Acquisition Corp., ("NNAC") as a wholly owned subsidiary.

      Pursuant to the terms of the Agreement, Chell.com and Chell (jointly the "Vendors" and when referring to each in their own capacity the "Vendor") have agreed to sell certain assets and shares to the Company and NNAC and, subject to the terms of the Agreement, the Company and NNAC have agreed to purchase such assets and shares. The Company will pay for the assets and shares by the issuance of common shares of the Company (at $3.91155/share) and by issuance of Exchangeable Shares in NNAC which may be converted into common shares of the Company. The reason for the incorporation of NNAC and the issuance of exchangeable shares is to permit Chell and Chell.com to defer the Canadian tax payable on the transaction.

      It is anticipated that the employees of Chell.com will become employees of the Company.

      Chell is the Chairman of the Board of the Company and the Chief Executive Officer of Chell.com and owns all of the outstanding shares of Chell.com. Chell has declared a conflict of interest to the Company with respect to the transactions in the Agreement.

Overview of the Vendor's Assets and Shares to be Purchased by the Company and NNAC

      The assets and shares of the Vendors referred to in this section are owned by Chell.com and Chell. Chell.com is a technology strategy bank founded by Cameron Chell to incubate, test and grow businesses out of the latest in technology and service innovations. Chell.com is comprised of a group of more than 20 professionals specialized in the areas of technology, finance, corporate law, investor relations, public relations, marketing, and human resources recruitment. Not all of Chell.com's assets are being sold. The assets, which are being sold, are shares in four companies, three of which are start up companies plus certain physical assets and contractual rights. These companies are:
ENGYRO, Inc.("Engyro"), eSupplies (Alberta) Ltd. ("eSupplies), cMeRun Corp. ("C Me Run") and cDemo, Inc. ("cDemo"). Pursuant to the Agreement, Chell.com will sell to the Company: (a) 480,000 shares of cDemo, which is 22.9% of its outstanding stock (being reduced to 16.39% of the outstanding stock following a financing scheduled to close prior to the sale of the cDemo shares to the Company) for $2,510,000; (b) 875,000 shares of Engyro, which is 55.2% of its outstanding stock (being reduced to 34.1% of the outstanding stock following a financing scheduled to close prior to the sale of the Engyro shares to the Company) for $16,950,000; and (c) the Chell.com assets with a value of $1,767,503. Chell will also sell to the Company: (a) 150,000 shares of C Me Run, which is 1.0% of its outstanding stock on a fully diluted basis following the closing of an anticipated takeover bid to purchase the outstanding securities of C Me Run (Alberta) Ltd. for $1,650,000; and (b) 962,500 shares of eSupplies, which is 27.1% of its outstanding stock for $5,780,000. NNAC will also assume a liability in the amount of $1,767,499 to CALP II Limited Partnership, a creditor of Chell.com provided that the creditor accepts full settlement of such indebtedness by NNAC issuing 451,868 exchangeable shares of NNAC. The total consideration will be $28,652,086 and shall be payable by issuance of the following shares:

         (a)      Chell.com Ltd.            4,974,904         shares of the Company
         (b)      Chell.com Ltd.                    1         shares of NNAC
         (c)      Cameron Chell               421,829         shares of the Company
         (d)      Cameron Chell             1,476,398         shares of NNAC
                                            ---------
                                            6,873,132
         (e)      CALP II Limited
                  Partnership                 451,868         shares of NNAC
                                            ---------
                                            7,325,000         shares of the Company or Shares exchangeable
                                                              into shares of the Company

      The Chell.com assets include:

1. Leased property consisting of Chell.com's executive offices at Unit 11 (east half), Suite 302, 630 8th Avenue SW, Calgary, and Unit 13, Suite 500, 630 8th Avenue SW, Calgary;

2. Office equipment, servers, computers, office supplies (as well as any leases pertaining thereto) and leasehold improvements;

3. All contracts of insurance covering any of the Chell.com assets to the extent that such are assignable;

4. All contracts of employment or contracts for services with independent contractors for the performance of personal services to Chell.com;

5. Service agreements between Chell.com and C Me Run dated November 15, 1999, Chell.com and eSupplies dated February 8, 2000, Chell.com and R Home Funding Co. Ltd. (the former name of Engyro) dated January 17, 2000 and Chell.com and Buyersangel.com (the former name of cDemo) dated March 1, 2000.

Chell.com Ltd. is a shareholder of the Company having acquired 462,894 in a transaction dated April 3, 2000. The following table details that if the transaction is complete, Chell/Chell.com will own 69.65% of the issued and outstanding shares of the Company (assuming all NNAC are converted to common shares)including all exchangeable shares of NNAC. Chell/Chell.com may also be in a position to exert influence over shares which may be issued to VC Advantage Fund Limited Partnership as part of a convertible debenture financing which is subject to shareholder approval at the Company's annual meeting scheduled to be held on August 31, 2000. At the Annual General Meeting of Shareholders to be held on August 31, 2000, the shareholders are being asked to approve the issuance of an unsecured convertible debenture in the amount of $3,000,000 to VC Advantage Limited Partnership ("VCALP") which convertible debenture may be converted into shares of the Company at $3.00 per share. Chell is a shareholder and director of VC Advantage Limited, the general partner of VC Advantage Fund Limited Partnership. Assuming that VC Advantage Fund Limited Partnership converts its debt and exercises all warrants it is entitled to, an additional 1,050,000 common shares of the Company would be issued.

The following table outlines the percentage of the common shares of Company stock which would be outstanding following the closing of the transaction contemplated by the purchase agreement including all exchangeable shares of NNAC. The table does not take into account outstanding options or warrants numbering 874,985 as of July, 14, 2000 or the anticipated convertible debt of VC Advantage Fund Limited Partnership.

--------------------------------------------------------------------------------
                                                   Shares            %
                                                                Non-Diluted
--------------------------------------------------------------------------------
(1)   Issued and Outstanding (except Chell        2,438,259        23.16%
      and Chell.com)
--------------------------------------------------------------------------------
(2)   Chell.com Ltd. (existing)                     462,894         4.39%
--------------------------------------------------------------------------------
(3)   To be issued on exchange - Chell.com        4,974,905        47.26%
--------------------------------------------------------------------------------
(4)   To be issued to Cameron Chell               1,898,227           18%
--------------------------------------------------------------------------------
(5)   To be issued to CALP II Limited
      Partnership                                   451,868         4.29%
--------------------------------------------------------------------------------
(6)   Preferred Stock (900,000 shares
      convertible at the rate of 3 preferred
      for 1 common share)                           300,000         2.9%
--------------------------------------------------------------------------------
      Total                                      10,526,653         100%
--------------------------------------------------------------------------------

The shareholders are also being asked to approve, as part of the terms of the term sheet with VCALP dated April 3, 2000, the issuance of 50,000 warrants to purchase common stock of the Company at $3.00 per share. If these transactions are approved and VCALP converts its debt and exercises its warrants, Mr. Chell may also exercise voting control over an additional 1,050,000 common shares of the Company.

Background of the Transaction

      On April 3, 2000, Chell.com entered into an Agreement of Purchase and Sale with Netstar Enterprises Inc. and acquired 462,894 common shares of the Company.

      Also, on April 3, 2000, a restructuring of the Company's Board of Directors took place whereby Cameron Chell became the Chairman and Blair Layton, David Bolink, Don Pagnutti and Frank Killoran, became board members. Blair Layton resigned on May 18, 2000 and was replaced by Gordon Herman. Each of Messrs. Bolink, Killoran and Herman are employees of Chell.com.

      The new Board of Directors entered into discussions pertaining to the Company's need to attract financing to fully develop its existing new technology businesses, the Company's need to increase shareholder value, and the Company's overall business objectives.

      It was believed by the Board of Directors that a purchase of certain assets of Chell.com would increase the attractiveness of the Company to venture capitalists, allow the Company to develop its existing businesses and thereby increase shareholder value. It was determined that four companies which were in various stages of development by Chell.com, would be of interest to the Company along with the experience of the existing team of professionals employed by Chell.com.

      Messrs. Chell, Bolink, Killoran and Herman, as a result of their association with Chell.com, declared a conflict of interest. As a result, a committee of the remaining directors of the Company was established to review the proposed transaction on the Company's behalf and to conduct due diligence.

      Stanford Keene, an independent valuator, was retained by the Company, Mr. Chell and Chell.com to perform a valuation on the proposed sale of assets and to provide a fairness report to the Board of Directors. On July 14, 2000, the fairness report of Stanford Keene with a valuation dated as of May 31, 2000 (the "Valuation Report") concluded that the issuance of 7,325,000 common shares of Networks North to Mr. Chell and Chell.com in exchange for the assets being transferred is fair. The Board of Directors has reviewed the fairness report and accepts its conclusion. A copy of the fairness report is attached hereto as Exhibit "B".

Networks North Reasons for the Merger; Recommendations of the Board of Directors

      The Board of Directors has unanimously (excluding members who have declared a conflict) approved the purchase of assets from Mr. Chell and Chell.com, subject to shareholder approval. The Board of Directors has authorized the execution and delivery of the merger agreement and believes that the merger is in the best interest of the Company and its shareholders.

      In making its determination with respect to the contemplated transaction, the Board of Directors considered the following factors material. This is not an exhaustive list of all the factors considered. Each member of the Board of Directors may have considered different factors or assigned different weights to different factors. The Board of Directors evaluated these factors as a whole and did not quantify or otherwise assign relative weights to the factors considered. Those factors were:

      1. The prospective financial condition of the companies in which shares were being purchased by the Company and the ability of such companies to raise capital on their own. The board of directors considered this factor important, as the companies will need additional financing.

      2. The opportunity for the Company to advance technologically. The Board of Directors considered this factor important because in order for its existing business to grow and retain market share and in order to fully develop some existing projects, the Company will need to obtain certain expertise, much of which can be obtained through Chell.com and its contactors.

      3. The opinion of Stanford Keene that the exchange ratio is fair to the shareholders of the Company. The Board of Directors considered this factor important because their independent determination corroborated, from a financial perspective, what the board believed to be the case from a business perspective.

      4. The ease of transition for the combined company after the purchase due to the current infrastructure of the Company, which includes several members of Chell.com on its Board of Directors.

      5. The ability of the Company to capitalize on the contacts and goodwill established by Mr. Chell and Chell.com in capital markets. By having Mr. Chell as a full time employee of the Company, by the purchase of a majority of the assets of Chell.com, and by changing the name of the Company to Chell Corporation, the Board of Directors believe that there will be value added to the Company.

      The determination of the Board of Directors involved judgment with respect to, among other things, future economic, competitive and financial market conditions and future business decisions which may not be realized and are inherently subject to significant business, economic, competitive and other uncertainties, all of which are difficult to predict and many of which are beyond the control of the Company.

General Risk Factors

      SHAREHOLDERS SHOULD CONSIDER CAREFULLY THE RISK FACTORS RELATING TO THE PURCHASE OF THE SHARES OF CDEMO, ENGYRO, C ME RUN AND ESUPPLIES AND ASSETS OF CHELL.COM INCLUDING, BUT NOT LIMITED TO, THOSE WHICH ARE DISCUSSED BELOW, AND SHOULD CONSULT THEIR OWN LEGAL, TAX AND FINANCIAL ADVISORS. WE ARE NOT GIVING ADVICE AS TO THE TAX CONSEQUENCES OF THE TRANSACTIONS HEREIN, AS THEY RELATE TO CANADIAN AND UNITED STATES TAX LAW.

      THE FOLLOWING RISK FACTORS ARE NOT INTENDED TO BE AN EXHAUSTIVE LIST OF THE GENERAL OR SPECIFIC RISKS RELATING TO THE PURCHASE OF THE ASSETS AND SHARES OF CDEMO, ENGYRO, C ME RUN AND ESUPPLIES AND ASSETS OF CHELL.COM. ADDITIONAL RISK FACTORS RELATING TO AN INVESTMENT IN THE COMPANY ARE DESCRIBED THROUGHOUT THIS PROXY STATEMENT.

1.    Lack of Operating History

      cDemo and Engyro have not commenced operations and are entering a highly competitive market. Shareholders should be aware of the difficulties that cDemo and Engyro will encounter, since cDemo and Engyro are recently formed companies and have not commenced operations, including, but not limited to, competition and unanticipated costs and expenses. There can be no assurance that cDemo and Engyro will ever realize a positive net cash flow from their planned operations. If the business and development plans of cDemo and Engyro prove to be unsuccessful, they may not be able to continue in business and any value attached to their shares will be lost.

      C Me Run and eSupplies may still be considered to be in their early stages. Shareholders should be aware of the difficulties, which are generally encountered by an enterprise in its early stages, including, but not limited to, marketing, competition and unanticipated costs and expenses. In view of the fact that C Me Run and eSupplies are relatively new ventures with no established revenues and no record of profits, there is no substantial record at this time upon which to base an assumption that C Me Run and eSupplies' plans will prove successful.

      In the case of each of Engyro, eSupplies, cDemo and C Me Run, it is expected that negative cash flow will continue and increase in the future. The ability of each company to raise additional capital is necessary in order for them to achieve their respective business plans.

2.    Valuation Report - Stanford Keene

      The value of the shares of Engyro and cDemo was based on discounted projected cash flows from proposed business plans. The cashflows upon which Stanford Keene relied, were prepared by management of Engyro and cDemo respectively. There can be no assurance that the projections will ever be realized. The value of eSupplies was based on the pricing of a prior transaction. The shares of C Me Run trade on the OTC-BB under the symbol "CMER". The value of C Me Run was based on historical trading information.

3.    Rapid Technological Change

      The markets in which each of cDemo, Engyro, C Me Run and eSupplies will compete are characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. These market characteristics are exacerbated by the emerging nature of the Web and the apparent need of companies from a multitude of industries to offer web based products and services. Accordingly, the future success of each of cDemo, Engyro, C Me Run and eSupplies will depend upon each company's ability to adapt to rapidly changing technologies, their ability to adapt their services to evolving industry standards and their ability to continually improve the performance, features and reliability of their service and product offerings. The failure of cDemo, Engyro, C Me Run and eSupplies to adapt to such changes and evolution could have a materially adverse effect upon their business, resulting operations and financial condition.

4.    Recently Organized Entities

      cDemo, Engyro, C Me Run and eSupplies are recently formed entities and have limited historical financial data upon which to base their planned operating expenses. Accordingly, the expense levels of cDemo, Engyro, C Me Run and eSupplies are based in part upon their respective managements' estimates and expectations with respect to future revenue and anticipated growth. In view of a number of factors, the revenues and operating results of cDemo, Engyro, C Me Run and eSupplies may fluctuate from quarter to quarter. Such factors include, but are not limited to, variations in expenditures for personnel and marketing, interest in their products and services and sales, resulting from the introduction of new systems or services by cDemo, Engyro, C Me Run and eSupplies and their competitors, and general economic conditions. In view of such factors, there can be no assurance that cDemo, Engyro, C Me Run and eSupplies shall be able to attain profitability on a quarterly or annual basis.

5.    Projections

      The projections upon which the valuations are based, as set forth in the Valuation Report, were prepared by Management of each of cDemo, Engyro and eSupplies, and based upon assumptions concerning circumstances and events which have not occurred. The anticipated results, which are set forth, are subject to changes and variations as future operations and events occur. Moreover, although Management of each of cDemo, Engyro and eSupplies reasonably expects, to the best of their knowledge and belief, that the results to be achieved by each company will be as set forth in the projections, the projections are not guarantees, and there can be no assurance that any of the potential benefits which are described therein will occur. Furthermore, there will usually be differences between the projected and actual results because events and circumstances frequently do not occur as expected and the differences may be material. If each of cDemo, Engyro, C me Run and eSupplies is not able to achieve profitability, they may not be able to continue in the long term and any value attached to shares of each of cDemo, Engyro, C Me Run and eSupplies will be lost.

6.    Expansion

      cDemo, Engyro, C Me Run and eSupplies intend, subject to availability of funds, to implement an aggressive marketing program to take advantage of what they believe are significant market opportunities. There can be no assurance that the targeted market shall accept their products or services, or even if accepted, shall be of sufficient volume to enable them to be profitable. Significant expenditures, management resources and time shall be required to develop broader distribution channels. There can be no assurance that cDemo, Engyro, C Me Run and eSupplies shall be successful in gaining market acceptance of their products or services.

7.    Competition

      Competitors with superior resources may be able to bring new, better and cheaper products to the market more quickly than cDemo, Engyro, C Me Run and eSupplies, thereby gaining a competitive edge over them. cDemo, Engyro, C Me Run and eSupplies each believe that the quality of their respective goods and services combined with the expertise of their respective management should give them each a competitive edge. However, there can be no assurance that they will each be able to compete successfully or that competitive pressures faced by each of them will not have a material adverse effect of their business, operating results and financial condition.

8.    Nature of the Web Based Market

      The web based markets which cDemo, Engyro, C Me Run and eSupplies intend to utilize for their products and services have only recently commenced and are rapidly evolving. The markets are characterized by an increasing number of market entrants who have introduced or developed products and services similar to the products of cDemo, Engyro, C Me Run and eSupplies, thereby, making the demand and market acceptance for recently introduced products or services, such as the products and services of cDemo, Engyro, C Me Run and eSupplies, subject to a high level of uncertainty and risk. If the market fails to develop, or develops more slowly than is expected, or becomes saturated with competitors, or if the goods and services of cDemo, Engyro, C Me Run and eSupplies do not achieve or sustain market acceptance, their business, operating results and financial conditions shall be adversely affected and the may not be able to continue in business. As a result, any value attached to shares of each of cDemo, Engyro, C Me Run and eSupplies would be lost.

9.    Government Regulation

      There are currently few laws or regulations directly applicable to the Internet. However, based upon the increasing popularity and use of the Internet, a number of legislative and regulatory proposals are under consideration, and there is a possibility that a number of laws and regulations may be adopted with respect to the Internet, relating to such issues as, user privacy, taxation, infringement, pricing, and quality of products and services. Although cDemo, Engyro, C Me Run and eSupplies will make every effort to comply with applicable regulations, there can be no assurance of their ability to do so. Additionally, the adoption of such laws and regulations may decrease growth in the use of the Internet. Therefore, if cDemo, Engyro, C Me Run and eSupplies are unable to comply with new laws and regulations, or Internet use decreases as a result, their business, operations and financial conditions would be adversely affected.

10.   Highly Qualified Personnel

      The success of cDemo, Engyro, C Me Run and eSupplies is dependent, among other things, upon their ability to attract and retain highly qualified personnel. Competition for such personnel is intense and there can be no assurance that cDemo, Engyro, C Me Run and eSupplies shall be able to attract and retain the personnel necessary for the development and operation of their businesses. The loss of the services of any such personnel may have a material adverse effect upon their financial condition and their existing or planned operations. Each of cDemo, Engyro, C Me Run and eSupplies is substantially dependent on the services of Cameron Chell. In addition to being the CEO and Chairman of the Board of Directors of the Company Chell plays an integral part in the management and direction of cDemo, Engyro, C Me Run and eSupplies.

11.   Conflicts of Interest

      The transaction, which is described in this statement, involves a significant conflict of interest among those persons who are associated with the transaction. cDemo, Engyro, C Me Run and eSupplies' principal shareholder is Chell or Chell.com. Chell.com has received fees from cDemo, Engyro, eSupplies and C Me Run. Chell.com will retain warrants to purchase shares in cDemo, Engyro and eSupplies. Chell will remain the largest shareholder in C Me Run. Chell will retain warrants to purchase shares in C Me Run. By virtue of various agreements, VC Advantage Limited Partnership has either lent money or subscribed for shares in each of cDemo, eSupplies, Engyro and C Me Run and, subject to shareholder approval at the Company's annual meeting of August 31, 2000, will have done the same in the Company. VC Advantage Limited Partnership has warrants to acquire shares in each of cDemo, Engyro, C Me Run and eSupplies. Chell, directly or indirectly, is entitled to compensation from VC Advantage Limited Partnership. Chell is the Chairman of the Board of the Company and Chief Executive Officer of Chell.com. In his capacity as Chairman of the Board and as stockholder, Chell may have a substantial interest in the successful completion of this transaction. Frank Killoran, Gord Herman and David Bolink, members of the Board of Directors of the Company, are also employees of Chell.com. Frank Killoran, Gord Herman and Dave Bolink have option agreements to purchase shares of the Company from Chell.com arising from this transaction. Frank Killoran (or family members) and Gord Herman own shares in cDemo. Dave Bolink owns shares or rights to acquire shares in C Me Run. As such, Frank Killoran, Gord Herman and Dave Bolink have a direct interest in the successful completion of this transaction.

12.   Nature of the Businesses

      The nature of the businesses of cDemo, Engyro, C Me Run and eSupplies differs from the Company's operations. Completion of this transaction will take the Company in a different direction, offering an opportunity to diversify, a potential for growth and an increase in shareholder value. However, there are inherent risks in such new business activities including, but not limited to, financing, and changing economic conditions.

13.   State of Incorporation

      The Company is incorporated in the State of New York. cDemo, Engyro, C Me Run and eSupplies are all incorporated in jurisdictions outside the state of New York and therefore are subject to different laws which may be inconsistent with New York laws.

14.   No Audited Financial Statements

      cDemo, Engyro and eSupplies have not had their financial statements audited. Although C Me Run is a US public entity, and has audited financial statements as of September 30, 1999, the September 30, 1999 statements do not reflect a business change effected in January 2000. The change was material. The Company has taken the position that the transaction should be reflected as an acquisition of minority interests and has not prepared a proforma compilation of the combined financial statements of cDemo, Engryo, eSupplies and C Me Run.

15.   Taxation

      As a result of the transfer of assets and shares by Chell and Chell.com to the Company taking place on a tax deferred basis, the tax cost of the acquired assets to the Company will be nominal. As a result, the income or capital gain realized by the Company on a subsequent sale of the assets or shares will be calculated based on a nominal purchase price.

16.   Escrow Agreements

      The shares of Chell.com in cDemo and Engyro are subject to a time-release escrow and will be restricted from resale. As a condition to the sale, the Company will be required to enter into an escrow agreement on similar terms. The 480,000 shares in cDemo will be released 160,000 on July 1, 2001, 160,000 on July 1, 2002, and 168,000 on July 1, 2003. The 875,000 shares in Engyro will be released 291,666 on July 31, 2001, 291,666 on July 31, 2002, and 291,667 on July
31, 2002. The shares of Chell in eSupplies are subject to a time-release escrow and will be restricted from resale. The 962,500 shares in eSupplies will be released 240,625 six months after a Qualifying Offer, 240,625 twelve months after a Qualifying Offer; and 481,250 twenty-four months after a Qualifying Offer (See paragraph 1 of "Material Contracts of eSupplies" for definition of Qualifying Offer).

Forward Looking Information

      Statements made with respect to future expectations, plans, estimates and beliefs may be regarded as "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as that term is defined in Private Securities Litigation Reform Act of 1995. Sentences which incorporate words such as "believes," "intends," "expects," "predicts," "may," "will," "should," "contemplates," "anticipates," or similar statements are based upon our beliefs and expectations using the most current information available to us. Such statements are subject to changes and variations as future operations and events actually occur and could differ materially from those discussed in the forward-looking statements.

Information Relating to Engyro, cDemo, eSupplies and C Me Run

      Attached hereto as Exhibit "C" is a summary of certain information with respect to the business of each company. Each company has provided this information and the Company has had to rely on the management of each company for the accuracy of the information.

  THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE PURCHASE BY THE COMPANY
              OF CERTAIN ASSETS AND SHARES OWNED BY CHELL.COM LTD.
                                AND CAMERON CHELL

          RATIFICATION OF AN AMENDMENT TO ARTICLE "1" OF THE COMPANY'S CERTIFICATE OF INCORPORATION, WHICH PROVIDES FOR A CHANGE OF THE NAME
                     OF THE COMPANY TO CHELL CORP ORATION.

      The Company's Board of Directors has unanimously adopted an amendment to Article "1" of the Company's Certificate of Incorporation, which provides for a change in the name of the Company from Networks North, Inc. to Chell Corporation.

      The Board believes that in view of Cameron Chell's increased ownership interest in the Company that it would be in the Company's interest to change the name of the Company to reflect Mr. Chell's close association with the Company.

THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE AMENDMENT TO ARTICLE "1" OF THE COMPANY'S CERTIFICATE OF INCORPORATION, WHICH PROVIDES FOR A CHANGE OF THE NAME OF THE COMPANY TO CHELL CORPORATION

           RATIFICATION OF THE ISSUANCE OF A NEW CLASS OF VOTING STOCK

      The board has authorized the issuance of a new class of voting stock (the "Special Voting Stock"), which would be required to carry out obligations of the Company upon approval of the Agreement. Each outstanding share of Special Voting Stock shall be entitled at any relevant date to the number of votes on all matters presented to the stockholders equal to (i) the number of Exchangeable Shares of NNAC then issued and outstanding and held by holders (other than the Company or any of its subsidiaries) multiplied by (ii) the number of votes to which a holder of one share of the Common Stock of the Company is entitled with respect to such matter. Exchangeable Shares has the meaning as set forth in Appendix "A" to the Agreement. No dividend or distribution of assets shall be paid to the holders of Special Voting Stock. The Special Voting Stock is not convertible into any other class or series of the capital stock of the Company or into cash, property or other rights, and may not be redeemed. Any shares of Special Voting Stock purchased or otherwise acquired by the Company shall be deemed retired and shall be cancelled and may not thereafter be reissued or otherwise disposed of by the Corporation. At such time as the Special Voting Stock has no votes attached to it because there are no "Exchangeable Shares" outstanding, the Special Voting Stock shall be cancelled. In respect of all matters concerning the voting of shares, the Networks North Common Stock and the Special Voting Stock shall vote as a single class and such voting rights shall be identical in all respects.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
                     ISSUANCE OF A NEW CLASS OF VOTING STOCK

                                 OTHER BUSINESS

      As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter that is to be presented for action at the Special Meeting. If any matter other than those described above (i.e., approval of the purchase by the Company of certain assets and shares owned by Chell.com Ltd., approval of an amendment of the Company's Certificate of Incorporation to provide for a change of the name of the Company and approval of the issuance of a new class of voting stock )does properly come before the Special Meeting, the individuals named in the enclosed Proxy will, unless indicated otherwise, vote the shares represented thereby in accordance with their best judgment.

                                 EXCHANGE RATES

      This Proxy Statement contains translations of certain amounts in Canadian dollars ("CDN$") into United States dollars ("US$") based upon the exchange rate in effect at the end of the period to which the amount relates, or the exchange rate on the date specified. For such purposes, the exchange rate means the noon buying rate in New York City for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate"). These translations should not be construed as representations that the Canadian dollar amounts actually represent such U.S. dollar amounts or that Canadian dollars could be converted into U.S. dollars at the rate indicated or at any other rate. The Noon Buying Rate at the end of each of the five years ended August 31, 1999, the average of the Noon Buying Rates on the last day of each month during each of such fiscal years and the high and low Noon Buying Rate for each of such fiscal year's were as follows:

------------------------------------------------------------------------------------------------------------------

                                 Aug. 31,1999     1998              1997             1996              1995
                                 ------------     ----              ----             ----              ----
------------------------------------------------------------------------------------------------------------------
 At end of period.........         CDN$1.496       CDN$1.5722        CDN$1.3885       CDN$1.3685        CDN$1.3432
 Average for period.......             1.494           1.4390            1.3676           1.3634            1.3742
 High for period..........             1.513           1.5770            1.3942           1.3815            1.4193
 Low for period...........             1.476           1.4100            1.3381           1.3401            1.3410
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

                                     GENERAL

      The Company will pay all of the costs of preparing, assembling and mailing the form of Proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone, telegraph or personal interview for which they will receive no additional remuneration. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. The Company will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

                             BY ORDER OF THE BOARD OF DIRECTORS,

                             Mark Truman, Secretary

PROXY                                                                      PROXY

                              Networks North, Inc.
               14 Meteor Drive, Toronto, Ontario, Canada MAW 1A4

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      KNOW ALL MEN BY THESE PRESENT, that the undersigned shareholder of Netwokrs North, Inc. (the "Company") hereby constitutes and appoints Don Pagnutti and Mark Truman and each of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution to vote all of the shares of stock of the Company that the undersigned would be entitled, if personally present, to vote at the meeting of shareholders of the Corporation to be held on September 8, 2000 at 10:00 a.m. at the offices of the Company, 14 Meteor Drive, Toronto, Ontario, Canada M9W 1A4, and at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1. To approve the purchase by the Company of certain assets and shares owned by Chell.com Ltd and Cameron Chell.

      For ____                  Against ____                    Abstain ____

2. To consider and vote upon an Amendment to Article 1 of the Company's Certificate of Incorporation, which provides for a change of the name of the Company from Networks North, Inc to Chell Corporation.

      For ____                  Against ____                    Abstain ____

3. To approve the issuance of a new class of voting stock which would be required to carry out obligations of the Company upon completion of the transaction described in paragraph (1) above.

      For ____                  Against ____                    Abstain ____

4.    Such other business as may properly come before the meeting.

                                                Dated:___________, 2000

                                                _______________________
                                                Signature

                           LIST OF ATTACHED EXHIBITS

Agreement of Purchase and Sale .............................. Exhibit "A"

Valuation of Chell.com Ltd. ................................. Exhibit "B"

Description of Companies .................................... Exhibit "C"

Financial Statements of Engyro .............................. Exhibit "D"

Financial Statements of eSupplies ........................... Exhibit "E"

Financial Statements of C Me Run ............................ Exhibit "F"

Financial Statements of cDemo ............................... Exhibit "G"

                                    EXHIBIT
                                      "A"

                         AGREEMENT OF PURCHASE AND SALE

      THIS AGREEMENT made the 4th day of August, 2000

A M O N G:

            NETWORKS NORTH, INC., a corporation incorporated pursuant to the laws of the State of New York ("Networks North")

            and

            NETWORKS NORTH INC. in trust for NETWORKS NORTH ACQUISITION CORP., a corporation to be incorporated pursuant to the laws of the Province of Ontario ("NNAC")

            and

            CHELL.COM LTD., a corporation incorporated pursuant to the laws of the Province of Alberta ("Chell.com")

            and

            CAMERON CHELL, of the City of Calgary in the Province of Alberta ("Chell")

WHEREAS

A. Networks North is a public company which has engaged in the business of developing new technology businesses;

B. Chell.com is a private company which has engaged in the business of developing new technology businesses and is a significant shareholder of Networks North;

C. Networks North plans to incorporated a wholly owned subsidiary, NNAC, for the purposes of carrying out the transactions contemplated herein;

D. Chell.com and Chell (collectively the "Vendors" and when referring to each in their own capacity the "Vendor") have agreed to sell certain assets and shares to NNAC and Networks North and NNAC and Networks North have agreed to buy such assets and shares, upon and subject to the terms and conditions set out in this Agreement and in accordance with the rules set out in subsections 85(1) and 85.1(3) of the Income Tax Act (Canada), as amended;

E. Chell is Chairman of the Board of Directors of Networks North, Chief Executive Officer of Chell.com and owns all of the outstanding shares of Chell.com.

F. Chell has declared a conflict of interest to Networks North with respect to the transactions contemplated herein. Networks North and Chell.com have retained the services of Stanford Keene ("Stanford Keene") for the purposes of preparing a valuation of the Assets and making a determination as to the fairness of the transactions contemplated hereunder. In addition, the board of directors has formed a committee of directors comprising of Peter Rona, Don Pagnutti and Adrian Towning, or such persons as may be added to or removed from the committee by the commitee (the "Committee") to examine the transaction and conduct due diligence on behalf of Networks North.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements contained in this Agreement, the parties covenant and agree with each other as follows:

                           ARTICLE 1 - INTERPRETATION

1.01 Definitions. In addition to any other defined terms contained in this Agreement, the following words and phrases have the following meanings:

(a) "Aggregate Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of Networks North Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of Exchangeable Shares then issued and outstanding and held by holders (other than Networks North and its Subsidiaries) multiplied by
      (ii) the number of votes to which a holder of one share of Networks North Common Stock is entitled with respect to such matter, proposition or question;

(b) "Arm's length" shall have the same meaning as those words are defined in the Income Tax Act (Canada) from time to time;

(c) "Assets" means the Chell.com Assets, the Chell.com US Shares, the Chell Canadian Shares and the Chell US Shares;

(d) "Automatic Redemption Date" has the meaning provided in the NNAC Share Provisions;

(e) "Business Day" means a day which is not a Saturday, a Sunday or a statutory holiday;

(f) "Chell Canadian Shares" means 962,500 Class A Voting Shares of eSupplies (Alberta) Ltd.

(g)   "Chell US Shares" means 150,000 common shares of C Me Run Corp.

(h)   "Chell.com Assets" means:

      (i)   the Leased Property;

      (ii) all office equipment, servers, computers, office supplies (as well as any leases pertaining thereto) and leasehold improvements contained in the Leased Property or in the possession of employees and contractors of Chell.com;

      (iii) all contracts of insurance covering any of the Chell.com Assets to the extent that such are assignable;

      (iv) all contracts of employment or contracts for services with independent contractors for the performance of personal services to Chell.com;

      (v) service agreements between Chell.com and C Me Run Corp. dated November 15, 1999, Buyersangel.com Inc. (the former name of cDemo Inc.) dated March 1, 2000, R Home Funding Co. Ltd. ("enGyro") dated January 17, 2000 and with eSupplies (Alberta) Ltd. dated February 8, 2000;

      (vi)  goodwill;

(i) "Chell.com's Counsel" means Morrison Brown Sosnovitch LLP or such other firm of lawyers as may be designated by Chell.com;

(j) "Chell.com US Shares" means 875,000 common shares of enGyro, 480,000 common shares of cDemo Inc. and 60,000 common shares of Chell.com USA Inc., a wholly owned subsidiary of Chell.com Ltd.;

(k) "Closing Date" means August 31, 2000 or such other date as may be agreed upon by the parties hereto;

(l) "Encumbrances" means any claim, lien, security interest, right, privilege, restriction, demand or other encumbrance whatsoever affecting the property in question, or any right capable of becoming such an encumbrance;

(m)   "Exchange Put Right" has the meaning provided in the NNAC Share
      Provisions;

(n) "Exchangeable Share Consideration" has the meaning provided in the NNAC Share Provisions;

(o) "Exchangeable Share Price" has the meaning provided in the NNAC Share Provisions;

(p) "Interim Period" means the period of time between the date of this Agreement and the Time of Closing;

(q) "Leased Property" means the premises of Chell.com's executive offices located at Unit 11(east half) Suite 302, 630 8th Ave SW, Calgary, and Unit 13, Suite 500, 630 8th Ave SW, Calgary which property is subject to a lease, a copy of which has been provided to Networks North;

(r)   "Liquidation Call Purchase Price" has the meaning provided in Section
      7.01;

(s)   "Liquidation Call Right" has the meaning provided in Section 7.01;

(t)   "Liquidation Date" has the meaning provided in the NNAC Share Provisions;

(u)   "NASDAQ" means the NASDAQ Stock Exchange;

(v) "Networks North's Counsel" means Mintz & Fraade, P.C. or such other firm of lawyers as may be designated by Networks North;

(w)   "NNAC Common Shares" means the common shares in the capital of NNAC;

(x) "NNAC Share Provisions" means the rights, privileges, restrictions and conditions attaching to the NNAC Shares, the terms and conditions of which are as set forth in Appendix "A";

(y)   "NNAC Shares" means the exchangeable shares in the capital of NNAC,

(z)   "Redemption Call Purchase Price" has the meaning provided in Section 7.02;

(aa)  "Redemption Call Right" has the meaning provided in Section 7.02;

(bb)  "Subsidiary" has the meaning provided in the NNAC Share Provisions;

(cc) "Taxes" means all federal, provincial, state, municipal or other taxes, imposts, rates, levies, assessments and government fees, charges or dues lawfully levied, assessed or imposed against the party referred to or in respect of their respective businesses including, without limitation, all income, capital gains, sales, excise, use, property, payroll, capital, goods and services, business, transfer, withholding and value added taxes, and all customs and import duties, together with all interest, fines and penalties with respect thereto;

(dd) "Tax Returns" means all reports, returns and other documents filed or required to be filed by the party referred to in respect of Taxes or in respect of, or pursuant to, any federal, provincial, state, municipal or other taxing statute applicable to such party;

(ee) "Time of Closing" means 11:00 o'clock a .m. Eastern Standard Time on the Closing Date or such other time on the Closing Date at which the transaction is completed.

(ff) "Voting and Exchange Trust Agreement" and "Support Agreement" means those agreements so entitled between Networks North, NNAC and (in the case of the Voting Trust Agreement) the Trustee named therein to be dated as of the effective date of the Agreement.

1.02 American Dollars. All dollar amounts referred to in this Agreement are in American funds unless otherwise provided.

1.03 Extended Meanings. In this Agreement, where the context requires, the singular number includes the plural and vice versa, the masculine gender includes the feminine and neuter genders and vice versa and the word "person" is not limited to an individual but includes any entity recognized by law.

1.04 Entire Agreement. This Agreement and the agreements executed pursuant hereto constitute the entire agreement among the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement except as specifically set out in this Agreement. No supplement, modification, waiver or termination of this Agreement shall be binding, unless executed in writing by the party or parties to be bound thereby.

1.05 Headings. All headings are included solely for convenience of reference and are not intended to be full or accurate descriptions of the contents of any Article or section in this Agreement.

1.06 Accounting Terms. All accounting terms not specifically defined in this Agreement are to be construed in accordance with United States generally accepted accounting principles, consistently applied.

1.07 Schedules. The Schedules attached to this Agreement are incorporated in and form part of this Agreement.

1.08 Recitals. Each of the parties acknowledges that the recitals of this Agreement, so far as they relate to such party, are true and correct in substance and in fact.

                        ARTICLE 2.00 - PURCHASE AND SALE

2.01 Purchase and Sale. Based upon the warranties, representations and covenants, and subject to the terms and conditions set out in this agreement, NNAC agrees to purchase the Chell.com Assets and the Chell Canadian Shares from the Vendors and the Vendors agree to sell such to NNAC. Based upon the warranties, representations and covenants, and subject to the terms and conditions set out in this agreement, Networks North agrees to purchase the Chell US Shares and the Chell.com US Shares from the Vendors and the Vendors agree to sell such to Networks North.

2.02 Price. The purchase price for the Assets (the "Purchase Price") shall be equal to the fair market value of the Assets as determined in the fairness report of Stanford Keene dated July 7, 2000, namely, in respect of:

         (a)      the Chell.com Assets -              $1,767,503
         (b)      the Chell.com US Shares -           19,459,583
         (c)      the Chell Canadian Shares -          5,775,000
         (d)      the Chell US Shares -                1,650,000
                                                     -----------
                  Total                              $28,652,086

2.03  Satisfaction of Purchase Price.

(a) The Purchase Price for the Assets listed in subsection 2.02 (a) and (c) shall be paid and satisfied as follows:

      (i) by the assumption by NNAC of the obligations of Chell.com pursuant to any contracts transferred to NNAC as part of the Chell.com Assets which, for the purposes of this agreement, the parties have agreed have a nominal value;

      (ii) by the partial assumption of indebtedness of Chell.com to Canadian Advantage Limited Partnership II in the amount of $1,767,499;

      (iii) by the issuance by NNAC of 1,476,399 exchangeable shares, each of which are convertible into one common share of Networks North (the "NNAC Shares")to Chell;

      (iv) by the issuance by NNAC of one (1) exchangeable share convertible into one common share of Networks North to Chell.com

(b) The Purchase Price for the Assets listed in subsection 2.02 (b) and (d) shall be paid and satisfied by the issuance by Networks North of 5,396,733 common shares (the "Networks North") as follows:

                  (A) to Chell.com - 4,974,904
                  (B)  to Chell - 421,829

(c) Except with respect to the VC Advantage Fund Limited Partnership financing which has already been approved by the Board of Directors of Networks North and is subject to shareholder approval, the Purchase Price shall be adjusted in the event that, at any time in the six months following the Closing Date, Networks North completes a financing of greater than $1,000,000 where shares are issued or debt is convertible into common stock of Networks North at a price which is less than $3.91 per share. In such a case, the Vendor's shall surrender for cancellation by Networks North that number of shares which is:

                              $3.91 - A x 7,325,000
                              ----------
                               $3.91

      where A is the conversion price of such debt (or purchase price of the shares, as the case may be) to a maximum of 1,500,000 shares. The Vendors shall surrender such shares proportionately to the number of shares received by each Vendor as consideration hereunder. Notwithstanding the provisions of this subsection, in the event that there is a change of control in Networks North, meaning a change in the board of directors such that Chell or representatives approved by Chell do not form a majority of the board, this subsection will not apply.

2.04 Elections. Each of the Vendors (in their own capacity with respect to their own part of the Assets transferred in accordance with section 2.03(a)) and NNAC in respect of each such Vendor acknowledge and agree that, for income tax purposes, they shall jointly file the prescribed election pursuant to subsection 85(1) of the Income Tax Act (Canada) within the time period prescribed therein, and shall agree in each such election, to cause the Assets to be transferred from the Vendors to NNAC at an amount (the "Agreed Amount") for purposes of the Income Tax Act (Canada), provided that:

      (a) Where the property is depreciable property (of a class prescribed in the Regulations to the Act) of the Vendor and the Agreed Amount is less than the least of:

            (i) the undepreciated capital cost to the Vendor of all property of that class immediately before the disposition,

            (ii)  the cost to the Vendor of the property, and

            (iii) the fair market value of the property at the time of disposition,

            the Agreed Amount shall be the least of the amounts described in subparagraphs (i), (ii) and (iii);

      (b) Where the property is inventory or capital property (other than depreciable property of a prescribed class) of the Vendor, and the Agreed Amount is less than the lesser of:

            (i) the fair market value of the property at the time of the disposition, and

            (ii) the cost amount to the Vendor of the property at the time of disposition,

            the Agreed Amount in respect of the property shall be the lesser of the amounts described in subparagraphs (i) and (ii); and

      (c) Where the property is eligible capital property in respect of a business of the Vendor and the amount that would be the proceeds of disposition therefor for the purposes of the Act is less than the least of:

            (i) three-halves (3/2) of the Vendor's cumulative eligible capital in respect of the business immediately before the disposition,

            (ii)  the cost to the Vendor of the property, and

            (iii) the fair market value of the property,

            the Agreed Amount in respect of the property shall be the least of the amounts described in subparagraphs (i) to (iii).

2.05 The parties agree that should it be necessary to file an amended election pursuant to section 85 of the Act for the purpose of transferring the Assets for revised elected amounts, any penalty assessed by the Minister of National Revenue or a similar provincial authority shall be borne in equal parts by the particular Vendor affected and NNAC and the party who remits the penalty shall have a right of contribution against the other party.

2.06 Chell.com and NNAC agree to jointly execute and file, on a timely basis, an election under Section 167 of the Excise Tax Act.

                  ARTICLE 3.00 - REPRESENTATIONS AND WARRANTIES

3.01 Representations and Warranties of Chell.com. Chell.com represents and warrants to NNAC and to Networks North as follows and acknowledges that NNAC and Networks North are relying upon such representations and warranties in connection with the purchase by NNAC of the Chell.com Assets and by Networks North with respect to the Chell.com US Shares:

(a) Schedules. The Chell.com Schedule attached contains complete and accurate information regarding those matters to which such schedule pertains.

(b) Corporate Existence. Chell.com is duly incorporated, organized and validly existing under the laws of the Province of Alberta.

(c) Authority. This Agreement, when executed and delivered by the parties, will constitute a valid and binding agreement of Chell.com in accordance with its terms. None of the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance with or fulfilment of the terms and provisions of this Agreement, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under Chell.com's constating documents or by-laws, any instrument, agreement, mortgage, judgment, order, award, decree or other restriction to which it is a party or by which it is bound or any regulatory provisions affecting it except as set out on the Chell.com Schedule. Chell.com has full power and authority to sell, assign, transfer and deliver the Chell.com Assets to NNAC, and Chell.com US Shares to Networks North pursuant to this Agreement and to do and perform all acts and things required to be done by it under this Agreement.

(d) Options and Calls. There are no outstanding agreements, calls, commitments, options, or other rights or privileges, to acquire any of the Chell.com Assets or the Chell.com US Shares except:

      (i) with respect to options granted by Chell.com to Frank Killoran, David Bolink and Gord Herman to acquire 142,988, 86,808 and 95,323 shares respectively of enGyro (or, in the event of a sale, conversion or exchange of such shares by Chell.com the option applies to shares received by Chell.com in exchange therefor) from Chell.com at 1 cent per share;

      (ii) escrow arrangements for timed release attaching to the Chell.com Canadian Shares and the Chell.com US Shares to the extent that such shares are held as founders shares;

(e) Condition of Chell.com Assets. The Chell.com Assets set out in paragraph 1.01(f)(ii) are in good operating condition and repair, reasonable wear and tear excepted and all such assets are located in the Province of Alberta.

(f) Title to Assets. Chell.com is the legal and beneficial owner (or will be on the Closing Date) of all of the Chell.com Assets and the Chell.com US Shares having good and marketable, legal and beneficial title thereto, free and clear of all Encumbrances except as set out on the Chell.com Schedule. The Chell.com US Shares are subject to escrow terms, the details of which have been provided to Networks North.

(g) Real Property. None of the Chell.com Assets are real property owned by Chell.com.

(h) Intellectual Property Rights. Chell.com does not own any trademarks, patents or other intellectual property rights associated with any of the Chell.com Assets

(i)   Leases. In respect of the Leased Property, the leases:

      (i) are in full force and effect and in good standing and constitute legal, valid and binding obligations of the respective parties thereto; and

      (ii) will continue in effect notwithstanding the closing of the transactions contemplated by this Agreement upon obtaining the consent of the landlords.

(j) Insurance. All policies of fire and other insurance against casualty and other losses and public liability insurance carried by Chell.com in connection with the Chell.com Assets are in full force and effect and in accordance with customary insurance requirements for the industry. All premiums in respect of such policies for which premium notices have been received have been paid in full. Chell.com has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion. There are no actual or threatened material claims against Chell.com which would come within the scope of such coverage nor are any such policies currently threatened with cancellation. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the Chell.com Assets or by any Board of Fire Underwriters or other body exercising similar functions or by any governmental authority requiring or recommending any repairs or other work to be done on, or with respect to, any of the Chell.com Assets or requiring or recommending any equipment or facilities to be installed on any premises in connection with any of the Chell.com Assets. Chell.com has no knowledge of any material proposed increase in applicable insurance rates or of any conditions or circumstances applicable to the Chell.com Assets which might result in such increases. No such policy is terminable by virtue of the transactions contemplated by this Agreement.

(k) No Defaults under Agreements; No Violation of Laws. Chell.com has not received notice of, and has no knowledge of, the existence of any default or event of default or the occurrence of any event which with notice or lapse of time, or both, would constitute a default, and which is continuing, under the terms or provisions, express or implied, of any agreement to which any of the Chell.com Assets or the Chell.com US Shares are subject. Chell.com has not received notice of, and has no knowledge of, a violation of any applicable federal, provincial or municipal law, ordinance, regulation, order or requirement relating to the Chell.com Assets or the Chell.com US Shares which may have a material adverse effect on the Chell.com Assets or the Chell.com US Shares.

(l) Litigation. No claim, action, suit, proceeding, litigation, arbitration or investigation has been commenced or threatened against the Chell.com and no basis therefore is known to Chell.com. None of Chell.com, the Chell.com Assets or the Chell.com US Shares is subject to any continuing injunction, judgment or other order of any court, arbitrator or governmental agency which would prohibit the transactions hereunder from taking place. Chell.com is not in default under any order, licence, regulation, or demand of any federal, provincial, municipal or other governmental agency or regulatory body or with respect to any order, writ, injunction or decree of any court.

(m) Resident of Canada. Chell.com is not a non-resident of Canada under the Income Tax Act (Canada).

(n) Insolvency. Chell.com and Chell.com USA Inc. are not insolvent, nor have they committed an act of bankruptcy, proposed a compromise or arrangement of its creditors generally, had any petition or receiving order in bankruptcy filed against it, taken any proceedings with respect to a compromise or arrangement or to have a receiver appointed over any part of its assets, had an encumbrancer take possession of any of its property, or had an execution or distress become enforceable or levied upon any of its property. With respect to enGyro and C Demo Inc., each of the companies are start-up companies. They currently have no revenue and, without additional financing, will not be able to properly develop their products or businesses.

(o) Potential Conflicts of Interest. No officer, director or shareholder of Chell.com, and no person directly or indirectly controlling or controlled by, or under the direct or indirect control of, any of the foregoing persons:

      (i) owns, directly or indirectly, any interest in, or is an officer, director, employee or consultant of, any of enGyro, C Me Run Corp., eSupplies (Alberta) Ltd., cDemo Inc. or Chell.com USA Inc. except as follows:

            (A) Chell is Chairman of the Board and a director in each of the above companies except for eSupplies. It is anticipated that he will become a director of eSupplies. Chell.com is retaining 60,000 warrants to purchase common shares of cDemo Inc. at $5.00 per and rights to acquire 60,000 addition warrants at the same price in the event that VC Advantage Fund Limited Partnership completes its second round of financing with cDemo. He also owns 85,000 warrants to purchase Class A Voting Shares of eSupplies (Alberta) Ltd. at $7.00 per share and 500,000 options at $7.00. Chell will retain 495,000 options to purchase shares of C Me Run (Alberta) Ltd. at $5.00 per share. The options are exchangeable for options of C Me Run Corp. or C Me Run Acquisition Corp. upon completion of a contemplated takeover bid. Chell also holds 1,001,000 common shares of C Me Run Corp. inclusive of those being transferred to Networks North hereunder and 725,000 exchangeable shares of C Me Run (Alberta) Ltd. which are exchangeable into shares of C Me Run Acquisition Corp. upon completion of a contemplated takeover bid and which can be converted to C Me Run Corp. common shares thereafter. Chell.com Ltd. will retain 200,000 options to purchase shares of enGyro for $5.00 and warrants for 97,500 shares at $5.00. Chell is a director and officer of Chell.com USA Inc. a wholly owned subsidiary of Chell.com.

            (B) Frank Killoran is a director and shareholder of cDemo Inc. and he and members of his immediate family hold 264,000 common shares in the company. He is also President of Chell.com. He holds the options in enGyro as disclosed in Subsection 3.01(d), 50,000 shares of C Me Run (Alberta) Ltd. and 50,000 options to purchase shares of C Me Run Corp at $5.00 per share;

            (C) Gordon Herman is President and a shareholder of cDemo Inc., is a managing director of Chell.com, a consultant to eSupplies (Alberta) Ltd. and receives compensation therefor. It is anticipated that he will become a director of eSupplies (Alberta) Ltd. He holds the options in enGyro as disclosed in Subsection 3.01(d) and 75,996 common shares of cDemo;

            (D) David Bolink is a managing director of Chell.com, holds 250,000 shares of C Me Run (Alberta) Ltd. which are exchangeable into 250,000 exchangeable shares of C Me Run acquisition Corp. or 250,000 common shares of C Me Run Corp. He is a consultant to eSupplies (Alberta) Ltd. and receives compensation therefor. He holds the options in enGyro as disclosed in Subsection 3.01(d). He also owns 20,000 options to purchase shares of C Me Run (Alberta) Ltd. at $1.00 per share, 150,000 options to purchase shares of C Me Run (Alberta) Ltd. at $5.00 per share which are exchangeable for similar options of C Me Run Corp. upon completion of a contemplated takeover bid;

            (E) Chell.com, Chell.com employees and consultants hold 325,000 options to purchase shares of C Me Run (Alberta) Ltd. at $1.00 per share and 1,250,000 options to purchase shares of C Me Run (Alberta) Ltd. at $5.00 per share which are exchangeable for similar options of C Me Run Corp. upon completion of a contemplated takeover bid.

      (ii) holds a beneficial interest in any contract or other agreement to which Networks North or any subsidiary will become a party or by which it will be bound except that Chell is part owner of the building containing the Leased Premises and part owner of the building that leases premises to eSupplies (Alberta) Ltd. Chell is a director and shareholder of VC Advantage Limited the general partner of VC Advantage Limited Partnership which will earn fees on loans and equity financings made to each of enGyro, C Me Run Corp., eSupplies (Alberta) Ltd. and cDemo Inc as well as the financing of Networks North to be approved by the shareholders at the annual meeting of Networks North on August 31, 2000;

      (iii) owns, directly or indirectly, in whole or in part, any tangible or intangible property which Networks North will be using following closing except for the trademark, domain name and Web site for "Chell.com" and the trademark "Chell Corporation" which will be licensed by Chell to Networks North for $1.00 per year for so long as Cameron Chell is on the board of directors for Networks North; or

      (iv) has any cause of action or other claim whatsoever against Networks North or any of its subsidiaries, except for claims in the ordinary course of business, such as accrued directors fees.

(p) Governmental Filings. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required to be obtained or made by Chell.com in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this agreement except:

      (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and the securities or antitrust laws including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"); and

      (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a material affect on the Chell.com Assets or the Chell.com US Shares or have a material adverse effect on the ability of the parties hereto to consummate the transactions contemplated in this Agreement.

(q) Authorized and Issued Capital. R Home Funding Co. Ltd. is a company incorporated in accordance with the laws of the State of Nevada. It is expected that prior to the Closing Date it will be merged with its wholly owned subsidiary, enGyro Inc. and continue as a Delaware Corporation under the name Engyro Inc. The authorized capital of R Home Funding Co Ltd.. consist of 5,000,000 common shares. Prior to the closing of a financing transaction, 1,585,000 common shares or rights to acquire such shares will be issued and outstanding as fully paid and non-assessable. It is expected that a closing of a financing prior to the Closing Date will result in the issuance of an additional 975,000 Series A Preference Shares, with voting rights, which will reduce the percentage of voting shares held by the Company from a pre-financing 55.2% to 34.1%. cDemo Inc. is a company incorporated pursuant to the laws of the State of Delaware. The authorized capital of cDemo Inc. consists of 20,000,000 common shares and 10,000,000 preferred shares of which 2,088,000 common shares are issued and outstanding as fully paid and non-assessable. It is expected that a closing of a financing prior to the Closing Date will result in the issuance of additional shares which will reduce the percentage of voting shares held by the Company from a pre-financing 22.9% of voting shares to 16.39%. Chell.com USA Inc. is a company incorporated in accordance with the laws of the State of Delaware. The authorized capital of Chell.com USA Inc. consists of 100,000 shares of common stock with a par value of .01 of which 60,000 shares are issued to Chell.com. The details of the expected financing have been provided to Networks North and are contained in Exhibit "C" in the proxy circular filed with the Securities and Exchange Commission with respect to the Special Meeting of Shareholders to approve the transactions contemplated herein.

(r) Absence of Certain Changes or Events. Since the effective date of the Stanford Keene Fairness Valuation on May 31, 2000 to the date hereof, (to the best of knowledge only with respect to enGyro and cDemo Inc.) there has not been:

      (i) any Material Adverse Effect on enGyro, cDemo Inc. or the Chell.com Assets,

      (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of the Chell.com US Shares, or any purchase, redemption or other acquisition by enGyro, cDemo Inc., or Chell.com USA Inc. of their capital stock or any other securities of enGyro, cDemo Inc., or Chell.com USA Inc. or any options, warrants, calls or rights to acquire any such shares or other securities;

      (iii) any material change by enGyro, cDemo Inc., or Chell.com USA Inc. in their accounting methods, principles or practices, except as required by concurrent changes in the relevant GAAP; or

      (iv) any diminution of assets of enGyro, cDemo Inc., or Chell.com USA Inc. including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable other than in the ordinary course of business.

      For the purposes of this section, "Material Adverse Effect" means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), capitalization, financial condition or results of operations of such entity and its subsidiaries taken as a whole, except for those changes, events, violations, inaccuracies, circumstances and effects that (i) are caused by conditions affecting the Canadian or United States economy as a whole or affecting the industry in which such entity competes as a whole or (ii) are related to or result from announcement or pendency of the transactions contemplated by this Agreement provided, however, that in the case of each of the exceptions set forth in (i) and (ii) above, the entity relying upon such exception to demonstrate that a Material Adverse Effect has not occurred shall bear the burden of proof, by a preponderance of the evidence, that such exception is applicable.

(s) Tax Matters. Subject to any requirement to file arising from, or in connection with, the transactions contemplated in this Agreement, Chell.com, Chell.com USA Inc. and, to the best of knowledge of Chell.com, enGyro and cDemo Inc. have:

      (i) prepared and filed with the appropriate governmental authorities by the required filing date all Tax Returns required to be filed by it under all applicable laws or regulations, which Tax Returns, were prepared in conformity with such applicable laws and regulations and properly reflect, and do not understate, the taxable income and the liability for Taxes of such corporation in the relevant taxation year;

      (ii)  paid all Taxes as they have become due and payable; and

      (iii) made sufficient provision in their financial statements (or accounting records in the case where no financial statements have been prepared) for all accrued but unpaid Taxes, if any, whether or not disputed, for all relevant periods.

      There are no actions, suits, tax audits or other proceedings or investigations or claims in progress, pending or threatened against Chell.com, Chell.com USA Inc., and to the best of knowledge of Chell.com, enGyro, or cDemo Inc. (the "Taxable Parties") in respect of any Taxes and, in particular, there are no currently outstanding reassessments or written inquiries which have been issued or raised by any governmental authority relating to Taxes nor is Chell.com aware of any contingent liabilities for Taxes or any reasonable grounds for an assessment or reassessment of any Tax Return filed by the Taxable Parties, and has not received any indication from any taxing authorities that an assessment or reassessment is proposed in respect of any Taxes, regardless of the merits. Neither Chell.com, Chell.com USA Inc., and to the best of knowledge of Chell.com, enGyro nor cDemo Inc. have executed or filed with any taxing authority any agreement extending the period for assessment, reassessment or collection of Taxes, or any waiver or agreement regarding statutes of limitations relating to Taxes and all Taxes which are required to be withheld or collected by the Taxable Parties from payments made to their respective present and former employees, officers and directors, and to all persons who are not residents of Canada for purposes of the Income Tax Act have been duly withheld or collected and, to the extent required, have been duly remitted to the proper taxing authorities. Each of Chell.com, Chell.com USA Inc. and to the best of knowledge of Chell.com, enGyro and cDemo Inc have properly withheld all Canada Pension Plan contributions, unemployment insurance premiums, employer health taxes and other Taxes payable by it in respect of its employees and has remitted, or will remit such amounts to the proper taxing authorities within the time required by the applicable legislation if such time is prior to the Closing Date.

      Chell.com is properly registered under the Excise Tax Act (Canada) for the purposes of the goods and services tax (GST), if required pursuant to the provisions of the Excise Tax Act (Canada), and has charged, collected and remitted, in the time and manner required under the said Act, all Taxes required to be charged, collected and remitted pursuant to the Excise Tax Act (Canada) in respect of any "taxable supply" (as such term is defined under the applicable sections of the said Act) made by each of them.

(t) Chell.com USA Inc. has no assets and is a party to two employment agreements for US based employees of Chell.com. Chell.com USA Inc. will have no liabilities on the Closing Date.

3.02 Representations and Warranties of Chell. Chell represents and warrants to NNAC and Networks North as follows and acknowledges that NNAC and Networks North are relying upon such representations and warranties in connection with the purchase by NNAC of the Chell Canadian Shares and Networks North of the Chell US
Shares:

(a) Authority. None of the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance with or fulfilment of the terms and provisions of this Agreement, will conflict with or result in a breach of the terms, conditions or provisions of any instrument, agreement, mortgage, judgment, order, award, decree or other restriction to which Chell is a party or by which he is bound. Chell has full power and authority to sell, assign, transfer and deliver the Chell Canadian Shares and Chell US Shares to NNAC and Networks North, respectively pursuant to this Agreement and to do and perform all acts and things required to be done by him under this Agreement;

(b) Options and Calls. There are no outstanding agreements, calls, commitments, options, subscriptions, warrants or other rights or privileges to acquire the Chell Canadian Shares or Chell US Shares from Chell except as disclosed in 3.01(d) which will, following closing attach to consideration shares received by Chell and will no longer affect the Chell US Shares and except for escrow arrangements for timed release attaching to the Chell Canadian Shares and the Chell US Shares to the extent that such shares are held as founders shares and a lock-up agreement requiring the shareholders of eSupplies (Alberta) Ltd. to sell their shares to eSupplies.com Inc. upon such company going public.

(c) Title to Shares. Chell is the registered and beneficial owner of the Chell Canadian Shares and Chell US Shares registered on the books of the relevant corporations in Chell's name and has good and marketable title to the Shares owned by him, free and clear of all Encumbrances of any kind and Chell has not received any notice of any adverse claim with respect to the Shares. The Chell Canadian Shares and the Chell US Shares are subject to escrow agreements, the details of which have been provided to Networks North.

(d) Resident of Canada. Chell is not a non-resident of Canada under the Income Tax Act (Canada).

(e) Insolvency. Chell is not insolvent, has not committed an act of bankruptcy, proposed a compromise or arrangement of its creditors generally, had any petition or receiving order in bankruptcy filed against it, taken any proceedings with respect to a compromise or arrangement or to have a receiver appointed over any part of its assets, had an encumbrancer take possession of any of its property, or had an execution or distress become enforceable or levied upon any of its property. With respect to eSupplies (Alberta) Ltd. and C Me Run Corp., they are start-up companies with limited revenue and, without additional financing, will not be able to properly develop their products and services.

(f) Governmental Filings. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required to be obtained or made by Chell in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this agreement except:

      (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and the securities or antitrust laws including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and

      (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a material affect on the Chell Canadian Shares or the Chell US Shares or have a material adverse effect on the ability of the parties hereto to consummate the transactions contemplated in this Agreement.

(g) Authorized and Issued Capital. C Me Run Corp. is a company incorporated pursuant to the laws of the State of Delaware. To the best of knowledge of Chell, the authorized and issued capital of C Me Run Corp. is as listed in C Me Run Corp.'s most recent SEC filing. C Me Run is in the process of a takeover of a private company, C Me Run (Alberta) Ltd., (the details of which have been provided to Networks North) which will result in additional common shares of C Me Run being issued on a fully diluted basis. eSupplies (Alberta) Ltd. is a company incorporated pursuant to the laws of the Province of Alberta. The authorized capital of eSupplies (Alberta) Ltd. consists of an unlimited number of common shares of which 3,550,000 common shares are issued and outstanding as fully paid and non-assessable. The details of additional options and warrants to be issued have been provided to Networks North and are contained in Exhibit "C" in the proxy circular filed with the Securities and Exchange Commission with respect to the Special Meeting of Shareholders to approve the transactions contemplated herein

(h) Absence of Certain Changes or Events. To the best of the knowledge, since the effective date of the Stanford Keene Fairness Valuation on May 31, 2000 to the date hereof, there has not been:

      (i) any Material Adverse Effect on eSupplies (Alberta) Ltd. or C Me Run Corp.;

      (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of the Chell US Shares or the Chell Canadian Shares, or any purchase, redemption or other acquisition by eSupplies (Alberta) Ltd. or C Me Run Corp. of their capital stock or any other securities of eSupplies (Alberta) Ltd. or C Me Run Corp. or any options, warrants, calls or rights to acquire any such shares or other securities;

      (iii) any material change by eSupplies (Alberta) Ltd. or C Me Run Corp. in their accounting methods, principles or practices, except as required by concurrent changes in the relevant GAAP; or

      (iv) any diminution of assets of eSupplies (Alberta) Ltd. or C Me Run Corp. including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable other than in the ordinary course of business.

      For the purposes of this section, "Material Adverse Effect" means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), capitalization, financial condition or results of operations of such entity and its subsidiaries taken as a whole, except for those changes, events, violations, inaccuracies, circumstances and effects that (i) are caused by conditions affecting the Canadian or United States economy as a whole or affecting the industry in which such entity competes as a whole or (ii) are related to or result from announcement or pendency of the transactions contemplated by this Agreement provided, however, that in the case of each of the exceptions set forth in (i) and (ii) above, the entity relying upon such exception to demonstrate that a Material Adverse Effect has not occurred shall bear the burden of proof, by a preponderance of the evidence, that such exception is applicable.

(i) Tax Matters. To the best of knowledge of Chell, subject to any requirement to file arising from, or in connection with the transactions contemplated in this Agreement, eSupplies (Alberta) Ltd. or C Me Run Corp. have (and with respect to C Me Run Corp. except where its public filings with the SEC indicate otherwise):

      (i) prepared and filed with the appropriate governmental authorities by the required filing date all Tax Returns required to be filed by it under all applicable laws or regulations, which Tax Returns, were prepared in conformity with such applicable laws and regulations and properly reflect, and do not understate, the taxable income and the liability for Taxes of such corporation in the relevant taxation year;

      (ii)  paid all Taxes as they have become due and payable; and

      (iii) made sufficient provision in their financial statements (or accounting records in the case where no financial statements have been prepared) for all accrued but unpaid Taxes, if any, whether or not disputed, for all relevant periods.

      There are no actions, suits, tax audits or other proceedings or investigations or claims in progress, pending or threatened in writing against eSupplies (Alberta) Ltd. or C Me Run Corp. (the "Taxable Parties") in respect of any Taxes and, in particular, there are no currently outstanding reassessments or written inquiries which have been issued or raised by any governmental authority relating to Taxes nor is Chell aware of any contingent liabilities for Taxes or any reasonable grounds for an assessment or reassessment of any Tax Return filed by the Taxable Parties, and has not received any indication from any taxing authorities that an assessment or reassessment is proposed in respect of any Taxes, regardless of the merits. Neither eSupplies (Alberta) Ltd. nor C Me Run Corp. have executed or filed with any taxing authority any agreement extending the period for assessment, reassessment or collection of Taxes, or any waiver or agreement regarding statutes of limitations relating to Taxes and all Taxes which are required to be withheld or collected by the Taxable Parties from payments made to their respective present and former employees, officers and directors, and to all persons who are not residents of Canada for purposes of the Income Tax Act (with respect to eSupplies (Alberta) Ltd.) have been duly withheld or collected and, to the extent required, have been duly remitted to the proper taxing authorities. Each of eSupplies (Alberta) Ltd. and C Me Run Corp. have properly withheld all Canada Pension Plan contributions, unemployment insurance premiums, employer health taxes and other Taxes payable by it in respect of its employees and has remitted, or will remit such amounts to the proper taxing authorities within the time required by the applicable legislation if such time is prior to the Closing Date.

      eSupplies (Alberta) Ltd. is properly registered under the Excise Tax Act (Canada) for the purposes of the goods and services tax (GST), if required pursuant to the provisions of the Excise Tax Act (Canada), and has charged, collected and remitted, in the time and manner required under the said Act, all Taxes required to be charged, collected and remitted pursuant to the Excise Tax Act (Canada) in respect of any "taxable supply" (as such term is defined under the applicable sections of the said Act) made by each of them.

(j) Intellectual Property Rights. Chell is the owner of the domain name and tradename and has applied for a trademark for the name "Chell.com" in Canada and the United States. Chell is the owner of the tradename and has applied for a trademark for the name "Chell Corp." in Canada and Chell Corporation in Canada and the United States.

(k) Litigation. No claim, action, suit, proceeding, litigation, arbitration or investigation has been commenced or threatened against the Chell with respect to the Chell Canadian Shares or the Chell US Shares and no basis therefor is known to Chell. None of the Chell US Shares or the Chell Canadian Shares is subject to any continuing injunction, judgment or other order of any court, arbitrator or governmental agency which would prohibit the transactions hereunder from taking place. Chell, with respect to the Chell Canadian Shares or the Chell US Shares, is not in default under any order, licence, regulation, or demand of any federal, provincial, municipal or other governmental agency or regulatory body or with respect to any order, writ, injunction or decree of any court.

3.03 Representations and Warranties of NNAC and Networks North. NNAC and Networks North jointly and severally represent and warrant to the Vendors, except as otherwise set forth in Networks North's SEC filings, as follows and acknowledge that the Vendors are relying upon such representations and warranties in connection with the sale by the Vendors of the Assets:

(a) Schedules. The Networks North Schedule attached reference complete and accurate information regarding those matters to which such schedule pertains.

(b) Corporate Existence. NNAC is duly incorporated, organized and validly existing under the laws of the Province of Ontario and Networks North is duly incorporated, organized and validly existing under the laws of the State of New York. NNAC will have and Networks North has the corporate power and authority and does now possess all governmental and other permits, licences and other authorizations required to own or lease its properties, and to carry on its business.

(c) Authority. This Agreement, when executed and delivered by the parties hereto, will constitute a valid and binding agreement of NNAC and Networks North in accordance with its terms. Subject to shareholder approval and applicable securities laws, none of the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance with or fulfilment of the terms and provisions of this Agreement, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any of NNAC's or Networks North's respective constating documents or by-laws, any instrument, agreement, mortgage, judgment, order, award, decree or other restriction to which it is a party or by which it is bound or any regulatory provisions affecting it.

(d) Governmental Filings. To the best of knowledge on Networks North and NNAC, no consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required to be obtained or made by Networks North in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this agreement except:

      (i) the filing of a Registration Statement with the Securities and Exchange Commission ("SEC") in accordance with the Securities Act of 1933;

      (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and the securities or antitrust laws including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and

      (iii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not be material to Networks North or have a material adverse effect on the ability of the parties hereto to consummate the transactions contemplated in this Agreement.

(e) Authorized and Issued Capital. The authorized capital of Networks North consists of 20,000,000 common shares and 1,500,000 shares of Preferred Stock of which 2,894,653 common shares and 900,000 Preferred Stock are issued and outstanding as fully paid and non-assessable to Networks North.. The authorized capital of NNAC will consist of an unlimited number of common shares of which 100 common shares will be issued to Networks North .

(f) Options and Calls. There are no outstanding agreements, calls, commitments, options, subscriptions, warrants or other rights or privileges to require NNAC or Networks North to issue additional shares, whether upon the conversion of other securities or otherwise except with respect to the Employee Option Plan of Networks North which permits the distribution of 1,000,000 options to employees and contractors of Networks North and its subsidiaries and of which 874,985 options have been granted as of July 14, 2000 and the Preferred Stock referred to in subsection 3.03(e) which is convertible into 300,000 common shares.

(g) Subsidiaries. NNAC will be a wholly-owned subsidiary of Networks North. Other than NNAC, Networks North does not own any interest in or controls, directly or indirectly, any corporation, business trust, partnership, limited partnership, joint venture or other person save and except the following directly or indirectly wholly-owned subsidiaries:

                  (i)      NTN Interactive Networks Inc.;
                  (ii)     3484751 Canada Inc.
                  (iii)    GalaVu Entertainment Network Inc.
                  (iv)     Magic Lantern Communications Ltd.
                  (v)      Interlynx Multimedia Inc.
                  (vi)     745695 Ontario Ltd.
                  (vii)    B.C. Learning Connection Inc.
                  (viii)   1113659 Ontario Ltd.

      Magic Lantern Communications Inc. is the owner of 75 common shares of the 100 common shares outstanding in Sonoptic Technologies Inc. while the balance are held by the government of New Brunswick through Provincial Holdings Inc.

(h) Financial Assistance. Except as set out on the Networks North Schedule and except in the ordinary course of business, neither Networks North nor any of its subsidiaries has, directly or indirectly, made any loans, provided financial assistance in any form, or given any guarantees, to or in respect of the obligations of any person, other than loans, financial assistance or guarantees which are no longer outstanding.

(i) No Distributions on Shares. Networks North has not, since its most recently completed fiscal year, purchased or redeemed any shares in the capital of the Corporation, paid or declared any dividend, made or agreed to make any other distribution in respect of its capital or passed any resolution authorizing any of such actions, or made or agreed to make charitable contributions or donations out of the ordinary course of business.

(j) SEC Filings - Networks North Financial Statements. Networks North has filed all forms, reports and documents required to be filed by it with the SEC and has made available to the Vendors such forms, reports and documents in the form filed with the SEC. All such required forms, reports and documents (including those that Network's North may file subsequent to the date hereof) are referred to herein as the "Networks North SEC Filings" As of their respective dates, the Networks North SEC Filings:

      (i) were prepared in accordance with the requirements of the Securities Act of 1933 or and the rules and regulations of the SEC thereunder applicable to such Networks North SEC Filings, and

      (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. NNAC is not required to file any forms, reports or other documents with the SEC.

      Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Networks North SEC Filings (the "Networks North Financials"), including any Networks North SEC Filings filed after the date hereof until the Closing,

      (A) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto,

      (B) was prepared in accordance with Canadian or United States GAAP, as indicated on such statements applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act) and

      (C) fairly presented the consolidated financial position of Networks North and its subsidiaries as at the respective dates thereof and the consolidated results of Networks North's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments. The balance sheet of Networks North contained in the Networks North SEC Filings as of February 29, 2000, is hereinafter referred to as the "Networks North Balance Sheet."

(k) Absence of Certain Changes or Events. Since the date of the Networks North Balance Sheet, there has not been:

      (i) any Material Adverse Effect on Networks North other than substantial losses incurred by Networks North as a result of its investment in Interlynx Multimedia,

      (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, Network North's capital stock, or any purchase, redemption or other acquisition by Networks North of its capital stock or any other securities of Networks North or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements;

      (iii) any material change by Networks North in its accounting methods, principles or practices, except as required by concurrent changes in the relevant GAAP; or

      (iv) any diminution by Networks North of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable other than in the ordinary course of business.

      For the purposes of this section, "Material Adverse Effect" means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), capitalization, financial condition or results of operations of such entity and its subsidiaries taken as a whole, except for those changes, events, violations, inaccuracies, circumstances and effects that (i) are caused by conditions affecting the Canadian or United States economy as a whole or affecting the industry in which such entity competes as a whole or (ii) are related to or result from announcement or pendency of the transactions contemplated by this Agreement provided, however, that in the case of each of the exceptions set forth in (i) and (ii) above, the entity relying upon such exception to demonstrate that a Material Adverse Effect has not occurred shall bear the burden of proof, by a preponderance of the evidence, that such exception is applicable.

(l) Real Estate. At the time of Closing, NNAC and Networks North will not own any real property. The only real property owned by subsidiaries of Networks North are:

      (i) Units 36, 37 and 38, 775 Pacific Road, Oakville, Ontario owned by Magic Lantern Communications Inc.

      (ii)  14 Meteor Drive, Toronto, Ontario owned by NTN Interactive Network
            Inc.

      (iii) 10 Meteor Drive, Toronto, Ontario owned by 3484751 Canada Inc.

      To the best of knowledge of Networks North, with respect to the real property (the "Real Property"):

      (A) there are no outstanding work orders or other requirements against the Real Property by any governmental authority, department or agency;

      (B) the Real Property and all of the buildings located upon it and improvements thereto and the purposes for which any of them are used, comply in all respects with the relevant zoning, building, environmental and other governmental or municipal by-laws, laws, requirements, regulations and ordinances (including municipal and provincial fire regulations and pollution control regulations) and with Fire Underwriters' regulations;

      (C) all structures located on the Real Property (including all walls, roofs, floors, sub-floors, foundations, partitions and ceilings) and the pavement, sidewalks, driveways and parking areas situate upon the Real Property are in good order and sound condition and free from all defects (structural or otherwise), weaknesses and leakages, and the chattels, elevators and equipment, if any, and all plumbing, heating, ventilating, air conditioning, utility, sprinkler systems, drainage, electrical systems and all wiring and mechanical equipment and related accessories and installations, and other equipment contained in, on, about or used in connection with the buildings situated on the Real Property and the Real Property are in good working order and repair, and sufficient for the use for which such equipment and the Real Property is being employed;

      (D) the Real Property is serviced by all required municipal, private and public utility services including, without limitation, storm and sanitary sewers, water, drainage, hydro, telephone and gas services, and such services are adequate and sufficient for the buildings located on the Real Property and serviced thereby, and have been fully paid for and the cost thereof is not chargeable against the Real Property by way of local improvement charges;

      (E) there is full ingress and egress to and from the Real Property to and from the public road(s) abutting or adjacent to the Real Property for all pedestrian and vehicular traffic using the Real

            Property for the purposes of the Business, and such ingress and egress is and has been uninterrupted along the full frontages of the Real Property upon such public road(s);

      (F) there has not been received by Networks North or anyone on behalf of Networks North or its subsidiaries, any notice with respect to any by-law change affecting the premises located on the Real Property, the use of such premises, or relating to any threatened or pending condemnation or expropriation of such premises;

      (G) the structures, fixtures and improvements on the Real Property do not encroach in any manner on property of others, and the Real Property is not encroached upon in any manner by structures or improvement of others;

      (H) neither Networks North, its subsidiaries or anyone on behalf of them has received any notice from any insurance carrier of defects or inadequacies in any buildings situated on the Real Property, which, if not corrected, could result in termination of insurance coverage or an increase in the cost of coverage;

      (I) there is no request or application pending or threatened proceeding to alter or restrict the zoning or other use restrictions applicable to any of the Real Property;

      (J) to the best of the knowledge of Networks North and its subsidiaries, neither the Real Property nor any lands adjacent to it has ever been used for the purpose of a waste disposal site;

      (K) no hazardous substance, including, without limitation, asbestos, urea formaldehyde foam insulation, radon gas and PCBs, is or has been located, stored or incorporated in or on the Real Property or any of the buildings situated on it. Networks North has complied with all federal, provincial and municipal orders, regulations and by-laws relating to environmental and occupational health and safety matters, including the disposal of hazardous substances;

      (L) no excavation has been made in or upon the Real Property, nor any fill placed in or about the Real Property, during the period of ownership or control of the Real Property by Networks North or any associated or affiliate corporation;

      (M) Networks North has complied with all federal, provincial and municipal orders, regulations and by-laws relating to environmental matters, and without limitation, there have been no "spills" of "pollutants", as those terms are defined in the Environmental Protection Act, R.S.O. 1980 c. 141, or such applicable legislation in the jurisdiction where the Real Property is located, for which Networks North is responsible either as the "owner of the pollutant", or "person having control of a pollutant" as those terms are defined in such Act, nor have there been any other events, accidents or episodes of a similar nature that would impose duties and obligations on Networks North or its subsidiaries under environmental legislation of other governmental authority having jurisdiction; and

      (N) the processing, storage, and handling, and disposal of chemicals, hazardous substances and other products harmful to the environment on and from the Real Property are being conducted in accordance with all applicable municipal, provincial and federal legislation.

(m) Leases. All leased property of Networks North or its subsidiaries is listed in the Networks North Schedule. Each lease and/or offer or agreement to lease:

      (i) is in full force and effect and in good standing and constitutes a legal, valid and binding obligation of Networks North or its subsidiary which is a party thereto, and, without limiting the generality of the foregoing, there has been no default thereunder by the tenant, or to the best of the knowledge Networks North or its subsidiary, by the landlord, and neither Networks North or its subsidiaries have received notice of termination or threat by the landlord to terminate such lease or agreement to lease; and

      (ii) except where consent, approval or act of any party is required pursuant to the terms of leases or agreements to lease, copies of which have been delivered to Chell.com's Counsel, will continue in full force and effect notwithstanding the closing of the transactions contemplated by this Agreement without the consent, approval or act of any party under such lease or agreement to lease; for greater certainty, NNAC and Networks North will obtain any required consents prior to the Closing Date;

      With respect to all Leased Property:

      (A) to the best of Networks North's knowledge, the premises and improvements thereto and the purposes for which any of them are used, comply in all respects with the relevant zoning, building, environmental and other governmental or municipal by-laws, laws, requirements, regulations and ordinances (including municipal and provincial fire regulations and pollution control regulations) and with Fire Underwriters' regulations;

      (B) there has not been received by Networks North, its subsidiaries or anyone on behalf of them, any notice with respect to any by-law change affecting the premises or relating to any threatened or pending condemnation or expropriation of such premises;

      (C) none of Networks North, its subsidiaries or anyone on behalf of them has received any notice from any insurance carrier of defects or inadequacies in any of the premises, which, if not corrected, could result in termination of insurance coverage or an increase in the cost of coverage;

(n) Proprietary Rights. Networks North and its subsidiaries own no copyrights, uncopyrighted works, registered or unregistered trade marks, certification marks, trade names, industrial designs, patents, patent applications, unpatented inventions, trade secrets, know-how and other proprietary rights except the trademarks Videobase, Profis and Networks North (the "Proprietary Rights"). The use of such Proprietary Rights by NNAC or Networks North in the conduct of their business does not infringe or violate any proprietary rights belonging to third parties, including proprietary rights owned by a third party to any computer software programs now used in the conduct of the business, all of which computer software programs are properly licensed by the NNAC and Networks North.

(o) Absence of Certain Changes or Events. Except as set out on the Networks North Schedule, since the date of the Networks North Financials, Networks North has not:

      (i) incurred any fixed or contingent obligation, liability or commitment except trade or business obligations incurred in the ordinary course of business, none of which is materially adverse or was entered into for inadequate consideration;

      (ii) discharged or satisfied any Encumbrance or paid or satisfied any fixed or contingent obligation or liability, except for current obligations or liabilities incurred in the ordinary course of business;

      (iii) mortgaged, pledged or subjected any of the assets of the business to any Encumbrance, other than liens, if any, for current taxes not yet due and payable;

      (iv) entered into any lease or rental agreement or transferred, leased, licensed or disposed of any of the assets of the business other than renewals of any existing leases in accordance with the renewal rights contained therein;

      (v) waived, released, cancelled or compromised any debt, claim or right, other than in the ordinary course of business;

      (vi) transferred or granted any right under any lease, license or other agreement or with respect to any intangible asset other than in the ordinary course of business;

      (vii) paid or agreed to pay any bonus to any executive of Network North or its subsidiaries;

      (viii) suffered any material casualty loss (whether or not covered by insurance) or any material operating or other loss;

      (ix) suffered any adverse change in, or any event or events which have had or will have a material adverse effect on, the assets or the liabilities of Network's North or any of its subsidiaries, the conduct of their respective businesses or the condition (financial or otherwise) or prospects of Networks North taken as a whole;

      (x) made any loan to or entered into any other transaction with any of its officers, directors, employees or shareholders giving rise to any claim or right of, by, or against any such person and, except as disclosed in the Parent Financials. None of Networks North or its subsidiaries is indebted to any of its officers, directors, employees or shareholders or any other person not dealing at arms' length with such corporation;

      (xi) made or entered into any contract or commitment to make any capital expenditures out of the ordinary course of business other than approximately $500,000 Canadian dollars which have been committed to capital expenditures for Gala Vu Entertainment Network Inc.;

      (xii) declared or paid any dividend or made or agreed to make any payment or distribution to any shareholder;

      (xiii) issued, sold or granted any options, rights or warrants to purchase, or subscribe for, any shares of any corporation;

      (xiv) sold or otherwise disposed of any fixed or capital assets except in the ordinary course of business;

      (xv) amended or terminated any contract or agreement which is material to the business of Networks North or any of its subsidiaries; or

      (xvi) entered into any agreement or commitment to do or cause any of the matters described above to occur.

(p) No Defaults under Agreements; No Violation of Laws. None of Networks North or any of its subsidiaries has received notice of, or has knowledge of, the existence of any material default or event of default or the occurrence of any event which with notice or lapse of time, or both, would constitute a material default, and which is continuing, under the terms or provisions, express or implied, of any agreement to which any of the assets, shares, or the conduct of the business are subject. None of Network's North or any of its subsidiaries has received notice of, or has any knowledge of, a violation of any applicable federal, provincial, state or municipal law, ordinance, regulation, order or requirement relating to the assets, shares, or the conduct of the business which may have a material adverse effect on the assets, shares, or the conduct of the business. Networks North and its subsidiaries are conducting the business in material compliance with all applicable laws, regulations, by-laws and ordinances of each jurisdiction in which the business is carried on;

(q) Litigation. No claim, action, suit, proceeding, litigation, arbitration or investigation has been commenced or threatened in writing against Networks North or any of its subsidiaries, except as set out in Networks North SEC Filings (and no basis therefor is known to Networks North). No matter which is set out in the Networks North SEC Filings would, if decided adversely against Networks North or its subsidiaries, have a material adverse effect on the conduct of their business or upon their assets or shares. None of Networks North or its subsidiaries is subject to any continuing injunction, judgment or other order of any court, arbitrator or governmental agency. None of Networks North or its subsidiaries is in material default under any order, licence, regulation, or in any default of any demand of any federal, provincial, municipal or other governmental agency or regulatory body or with respect to any order, writ, injunction or decree of any court.

(r) Tax Matters. Subject to any requirement to file arising from, or in connection with, the transactions contemplated in this Agreement, Networks North and its subsidiaries have:

      (i) prepared and filed with the appropriate governmental authorities by the required filing date all Tax Returns required to be filed by it under all applicable laws or regulations, which Tax Returns, were prepared in conformity with such applicable laws and regulations and properly reflect, and do not understate, the taxable income and the liability for Taxes of such corporation in the relevant taxation year;

      (ii)  paid all Taxes as they have become due and payable; and

      (iii) made sufficient provision in the Financial Statements for all accrued but unpaid Taxes, if any, whether or not disputed, for all relevant periods.

      Except as disclosed in the Networks North SEC Filings, there are no actions, suits, tax audits or other proceedings or investigations or claims in progress, pending or threatened in writing against Networks North or any of its subsidiaries in respect of any Taxes and, in particular, there are no currently outstanding reassessments or written inquiries which have been issued or raised by any governmental authority relating to Taxes. Networks North is not aware of any contingent liabilities for Taxes or any reasonable grounds for an assessment or reassessment of any Tax Return filed by Networks North or any of its subsidiaries, and has not received any indication from any taxing authorities that an assessment or reassessment is proposed in respect of any Taxes, regardless of the merits. Neither Networks North or its subsidiaries has executed or filed with any taxing authority any agreement extending the period for assessment, reassessment or collection of Taxes, or any waiver or agreement regarding statutes of limitations relating to Taxes. Except as disclosed in the Networks North SEC Filings all Taxes which are required to be withheld or collected by Networks North and each of its subsidiaries from payments made to their respective present and former employees, officers and directors, and to all persons who are not residents of Canada for purposes of the Income Tax Act have been duly withheld or collected and, to the extent required, have been duly remitted to the proper taxing authorities. Each subsidiary of Networks North has properly withheld all Canada Pension Plan contributions, unemployment insurance premiums, employer health taxes and other Taxes payable by it in respect of its employees and has remitted, or will remit such amounts to the proper taxing authorities within the time required by the applicable legislation if such time is prior to the Closing Date.

(s) GST. Each subsidiary of Networks North is properly registered under the Excise Tax Act (Canada) for the purposes of the goods and services tax
      (GST), if required pursuant to the provisions of the Excise Tax Act (Canada), and each has charged, collected and remitted, in the time and manner required under the said Act, all Taxes required to be charged, collected and remitted pursuant to Part IX of the Excise Tax Act (Canada) in respect of any "taxable supply" (as such term is defined under the applicable sections of the said Act) made by each of them.

(t) Potential Conflicts of Interest. No officer, director or shareholder of Networks North or any subsidiary, and no person directly or indirectly controlling or controlled by, or under the direct or indirect control of, any of the foregoing persons:

      (i) owns, directly or indirectly, any interest in, or is an officer, director, employee or consultant of, any person which is a competitor, lessor, lessee, customer or supplier of Networks North or any of its subsidiaries;

      (ii) holds a beneficial interest in any contract or other agreement to which Networks North or any subsidiary is a party or by which it is obligated or bound;

      (iii) owns, directly or indirectly, in whole or in part, any tangible or intangible property (including, without limitation, any Proprietary Rights) which any of NNAC and Networks North are using or the use of which is necessary for their business; or

      (iv) has any cause of action or other claim whatsoever against NNAC and Networks North, except for claims in the ordinary course of business, such as for accrued vacation pay.

      All purchases and sales or other transactions, if any, between any of NNAC and Networks North and any such persons have been made on the basis of prevailing market rates and all such transactions have been made on terms no less favorable to NNAC and Networks North than those which would have been available from unrelated third parties.

(u) Payments to Directors, Officers and Employees. Since the date of the Networks North Financials, no payments have been made or authorized by Networks North or its subsidiaries to its officers, directors, shareholders or employees, except in the ordinary course of the business and at the regular rates or salary or remuneration payable to such persons, or as otherwise specifically disclosed or contemplated by this Agreement.

(v) Amounts Due from Officers. Except as set out in the Networks North Schedules, as of this date, there are no accounts receivable, notes receivable or any other amounts due to Networks North or any of its subsidiaries from officers, directors or shareholders of Networks North or its subsidiaries.

(w) Insolvency. Networks North, on a consolidated basis with its subsidiaries is not insolvent, has not committed an act of bankruptcy, proposed a compromise or arrangement of its creditors generally, had any petition or receiving order in bankruptcy filed against it, taken any proceedings with respect to a compromise or arrangement or to have a receiver appointed over any part of its assets, had an encumbrancer take possession of any of its property, or had an execution or distress become enforceable or levied upon any of its property.

(x) Full Disclosure. The information furnished to Chell.com by Networks North in connection with this Agreement and the transactions contemplated by this Agreement does not contain any untrue statement of a material fact and does not omit to state any material fact necessary to make the statements made, in the context in which made, not false or misleading.

                            ARTICLE 4.00 - COVENANTS

4.01 Covenants of NNAC and Networks North During Interim Period. Networks North hereby covenants that, during the Interim Period, it shall and, where applicable, it shall cause its subsidiaries to:

(a)   carry on their business in the ordinary course; and

(b) give the Vendors and Chell.com's Counsel, and advisors, reasonable access during normal business hours to the properties, books, contracts, commitments and records Networks North and its subsidiaries;

(c) furnish the Vendors with all information concerning the affairs of Networks North and its subsidiaries as the Vendors may reasonably request;

(d) instruct and authorize the auditors of Networks North to cooperate with the Chell.com's Counsel and the Vendors advisors and instruct them to give them reasonable access during such period to their files and working papers to their audit and tax files with respect to Networks North and its subsidiaries;

(e) obtain all consents and approvals reasonably required by the Vendors pursuant to the terms of any leases, contracts or rights of Networks North or any of its subsidiaries;

(f) set forth for approval in its circular to shareholders for the annual meeting of shareholders of Networks North, a resolution approving the transactions contemplated hereby and a resolution to amend the company's employee option plan whereby the amount of common stock available for grant pursuant to the plan will be a rolling 20% of the issued and outstanding common stock of Networks North at any time;

(g) enter into a licence agreement with Chell with respect to the trademark, domain names and stylized logo for Chell.com and Chell Corporation which license will include those terms set out in section 3.01(o)(iii);

(h) treat in confidence all documents, materials and other information and findings which it or any of its authorized representatives, has obtained concerning Chell.com, the Chell.com Assets, enGyro, cDemo Inc., eSupplies (Alberta) Ltd., or C Me Run Corp., during the Interim Period in the course of its investigations and

(i) bring forth a resolution before the board of directors of Networks North approving of the business combination set out herein and thereby waiving restrictions imposed by section 912 of the New York Business Corporation Law;

(j) promptly advise the Vendors in writing of any material adverse change in the condition, financial or otherwise, of Networks North or any of its subsidiaries.

(k) promptly cause NNAC to be incorporated with Networks North being the only shareholder of 100 common shares and to cause NNAC to pass a resolution adopting this Agreement and agreeing to be bound by the terms hereof.

4.02 Covenants of the Vendors During Interim Period. The Vendors hereby covenants that, during the Interim Period, they shall:

(a) give Networks North, Networks North's counsel and its advisors, reasonable access during normal business hours to the properties, books, contracts, commitments and records of Chell.com and Chell pertaining to the Assets and make arrangements for access to same with respect to enGyro, eSupplies (Alberta) Ltd. and cDemo Inc. With respect to C Me Run Corp., Chell will make arrangements for meetings and correspondence to take place with management;

(b) furnish Networks North with all information concerning the Assets as Networks North may reasonably request;

(c) obtain all consents and approvals reasonably required by Networks North for the transfer of the Assets;

(d) treat in confidence all documents, materials and other information and findings which it or any of its authorized representatives, has obtained concerning Networks North and NNAC during the Interim Period in the course of its investigations; and

(e) promptly advise Networks North in writing of any material adverse change in the condition, financial or otherwise, of the Assets.

4.03  Covenants on Closing.

(a) To the extent that such are within Networks North's power and control, Networks North covenants that at the Time of Closing it will satisfy, or cause to be satisfied, all conditions precedent to the obligations of the Vendors set out in this Agreement.

(b) To the extent that such are within the Vendors power and control, the Vendors covenant that at the Time of Closing they will satisfy, or cause to be satisfied, all conditions precedent to the obligations of Networks North set out in this Agreement.

4.04  Post-Closing Covenants

(a) The Vendors severally agree that, subsequent to the Time of Closing, they will, at the request and expense of Networks North, execute and deliver such additional conveyances, transfers and other assurances as, in the opinion of the Networks North's Counsel, are reasonably required to carry out the intent of this Agreement and to transfer the Assets to Networks North and NNAC;

(b) Chell.com and Chell agree, subsequent to the Time of Closing, they will at the request and expense of Networks North, take all steps reasonably required by Networks North to assist Networks North in retaining the goodwill of Chell.com; and perform all of their obligations to be performed under this Agreement after the Time of Closing.

(c) Networks North agrees that, subsequent to the Time of Closing, they will, at the request and expense of the Vendor making such request, execute and deliver such additional conveyances, transfers and other assurances as, in the opinion of the particular Vendor or Chell.com's Counsel, are reasonably required to carry out the intent of this Agreement.

(d) Networks North covenants to submit a registration statement in accordance with the Securities Act of 1933, and to declare such registration effective, which registration statement shall include all shares of Networks North issued to the Vendors and shares of Networks North into which the shares of NNAC to be issued in accordance with this Agreement are convertible, within six (6) months of the Closing Date. The Vendors acknowledge that any registration is subject to approval of the Securities and Exchange Commission.

(e) The parties agree to file, if available, any applicable GST elections under the Excise Tax Act which would permit the transfer of the Assets on an exempt basis.

(f) Networks North covenants to change its name to Chell Corporation and to apply to NASDAQ for a change in its ticker symbol.

        ARTICLE 5.00 - CONDITIONS PRECEDENT TO OBLIGATIONS OF THE VENDORS

5.01 Conditions Precedent. The obligations of the Vendors under this Agreement are subject to the fulfillment, at or before the Time of Closing, of the following conditions. All of the following conditions have been included for the sole benefit of the Vendors and each is a condition of the closing of the transactions provided for in this Agreement. Any of the following conditions may be waived by the Vendors, in whole or in part, at or at any time prior to the Time of Closing, provided that no such waiver shall constitute a waiver by the Vendors of any of their other rights or remedies in connection with any other condition or conditions, and any waiver will only be binding upon the Vendors if made by the Vendors in writing:

(a) No Misrepresentations or Breach of Covenants and Warranties. All of the representations and warranties of each of NNAC and Networks North contained in this Agreement are true and correct in all respects at the Time of Closing with the same effect as though such representations and warranties had been made at and as of such time and there has been compliance by each of NNAC and Networks North with, and no breach by any of them of, any of their covenants in this Agreement including, without limiting the foregoing, the approval of the shareholders of Networks North;

(b) No Changes in Operations. During the Interim Period, there has been no material adverse change in the business or in the affairs, liabilities, or condition (financial or otherwise), or prospects of Networks North or any of its subsidiaries, or other event or development which would, in the sole discretion of the Vendors, affect the decision of a prudent purchaser in similar circumstances to complete the transactions contemplated hereby, and there has been no material adverse legislative or regulatory change affecting the business of Networks North or its subsidiaries;

(c) Officer's Declaration of Networks North. The Vendors shall have received a statutory declaration of a senior executive officer of Networks North that, except as set out in Networks North's SEC filings:

      (i) there are not any applications or filings outstanding which would in any way alter the constating documents or corporate status of Networks North or any of its subsidiaries;

      (ii) no resolutions or by-laws have been passed, enacted, consented to or adopted by the directors or the shareholders of Networks North or any of its subsidiaries, except those contained in the minute books of such corporation;

      (iii) there are no agreements with shareholders or otherwise which restricts, in whole or in part, the powers of the directors of Networks North to manage or supervise the management of the business and affairs of the Networks North or any of its subsidiaries; and

      (iv) such person has no knowledge of any action, suit or proceeding by any governmental body or authority, or by any private third party, seeking to restrain the transactions contemplated by this Agreement or its consummation which has been threatened or instituted against any of Networks North or its subsidiaries and remains pending at the Time of Closing.

(d) Restraint of Transactions. No order of any court of competent jurisdiction is effective restraining the transactions contemplated by this Agreement.

(e) Agreements and Consents. All consents of any persons, which are necessary to be obtained by Networks North for the consummation of the transactions contemplated by this Agreement and for the continuance of all contracts, agreements, licenses, permits and authorizations material to the business and operations of Networks North or its subsidiaries have been obtained by Networks North at its sole cost and expense, and delivered to the Vendors at, or before, the Time of Closing.

(f) Opinion Letter of Networks North's Counsel. The Vendors shall have received from Networks North's Counsel an opinion, dated the Closing Date, in form and substance mutually agreed upon by the parties hereto, acting reasonably. In giving such opinion, the Networks North's Counsel may rely, as to matters of fact, upon certificates of senior executive officers of Networks North and a certificate of an official of the jurisdiction governing the status of Networks North provided that the Networks North's Counsel states that they believe that they are justified in relying upon such certificate and deliver copies of all certificates relied upon to the Vendors prior to, or at, the Time of Closing.

(g) Voting and Exchange Trust Agreement and Support Agreement. Networks North and the Vendors shall take all steps and execute all documents and agreements necessary to give effect to the terms of the NNAC Shares Provisions, including entering into a Voting and Exchange Trust Agreement with a trustee and whereby Networks North will agree to authorize and issue a new class of special voting share with that number of votes attached thereto equal to the Aggregate Equivalent Vote Amount, which generally is equal to the number of shares of NNAC issued and outstanding to the Vendors. The Vendors shall be permitted, pursuant to such Voting and Exchange Trust Agreement to cause the trustee to vote the special shares at meetings of Networks North's shareholders. Networks North shall further enter into a Support agreement with NNAC whereby Networks North shall agree to fund any distributions which are made to shareholders of Networks North on the same basis to the shareholders of NNAC. Both agreements shall be satisfactory to the Vendors, acting reasonably.

(h) Escrow Agreement. Networks North and NNAC shall agree to be bound by any escrow or lock-up term which applies to the Chell Canadian Shares, Chell US shares or Chell.com US shares.

(i) Employment Agreement Networks North shall enter into an employment agreement with Chell hiring Chell as CEO of Networks North with compensation which shall not be less than that being paid to the current CEO of Networks North. The contract will also include an obligation to provide Chell with a personal assistant and to allow Chell to continue using the services of the CFO of Chell.com for a reasonable period of time following Closing;

(j) Waivers Networks North shall obtain waivers from all directors, officers or employees who may have increased compensation as a result of a change of control, waiving such rights (if such exist) with respect to the transactions contemplated hereby or an acknowledgment from such parties that waivers previously executed by them with respect to the purchase of shares of Networks North on April 4, 2000 by Chell.com apply to the transactions contemplated hereunder.

(g) Additional Closing Deliveries. In addition to any other instruments and documents required to be delivered by Networks North pursuant to this Agreement, Networks North shall deliver or caused to be delivered, at or before the Time of Closing, the certificates representing the NNAC Shares registered in the name of the appropriate Vendor and such other documents as are requested by the Vendors in order to give effect to the transactions contemplated hereby.

5.02 Result of Failure to Satisfy Condition Precedent. If any of the foregoing conditions precedent to the obligations of the Vendors have not been satisfied at the Time of Closing, and have not be waived by the Vendors at, or at any time prior to, the Time of Closing, the Vendors may:

(a) refuse to complete the transactions contemplated in this Agreement by giving written notice to Networks North and, in such event, all parties shall be released from their obligations under this Agreement; or

(b) complete the transactions provided for in this Agreement, it being expressly understood and agreed that the completion of such transactions shall not constitute a waiver of any rights or remedies the Vendors may have in connection with any misrepresentation or breach of warranty or covenant herein

                                    ARTICLE 6
         CONDITIONS PRECEDENT TO OBLIGATIONS OF NETWORKS NORTH AND NNAC

6.01 Conditions Precedent. The obligations of each of Networks North and NNAC under this Agreement are subject to the fulfilment, at or before the Time of Closing, of the following conditions. All of the following conditions have been included for the sole benefit of Networks North and NNAC and each is a condition of the closing of the transactions provided for in this Agreement. Any of the following conditions may be waived by Networks North and NNAC, in whole or in part, at or at any time prior to the Time of Closing, by a waiver in writing signed by Networks North and NNAC, provided that no such waiver shall constitute a waiver by Networks North and NNAC of any of their rights or remedies in connection with any other condition or conditions, and any waiver will only be binding upon Networks North and NNAC if made in writing by Networks North and
NNAC:

(a) No Misrepresentations or Breach of Covenants and Warranties. All of the representations and warranties of the Vendors contained in this Agreement are true and correct in all respects at the Time of Closing with the same effect as though such representations and warranties had been made at and as of such time and there has been compliance by the Vendors with, and no breach by the Vendors of, any of its covenants in this Agreement.

(b) No Changes in Operations. During the Interim Period, there has been no material adverse change in the business or in the affairs, liabilities, or condition (financial or otherwise), or prospects of Chell.com, Chell.com USA Inc., eSupplies (Alberta) Ltd., enGyro, C Me Run Corp., or cDemo Inc., or other event or development which would, in the sole discretion of Networks North, affect the decision of a prudent purchaser in similar circumstances to complete the transactions contemplated hereby, and there has been no material adverse legislative or regulatory change affecting the business of Chell.com, Chell.com USA Inc., eSupplies (Alberta) Ltd., enGyro, C Me Run Corp., or cDemo Inc.;

(c) Officer's Declaration of Each Seller. Networks North shall have received a statutory declaration of a senior officer of Chell.com and from Chell in his individual capacity that with respect only to the parts of this agreement applicable to them:

      (i) all representations and warranties pertaining to them and contained in this Agreement are true and correct at the Time of Closing as though then made;

      (ii) there has been compliance with each of the covenants and obligations applicable to them and required to be complied with at or before the Time of Closing;

      (iii) the sale of such Vendor's part of the Assets has been authorized by all necessary actions;

(d) Restraint of Transactions. No order of any court of competent jurisdiction is effective restraining the transactions contemplated by this Agreement;

(e) Agreements and Consents. All consents of any persons, which are necessary to be obtained by the vendors for the consummation of the transactions contemplated by this Agreement and for the continuance of all contracts, agreements, licenses and leases which form a material part of the Assets have been obtained by the Vendors at their sole cost and expense;

(f) Additional Closing Deliveries. In addition to any other instruments and documents required to be delivered by the Vendors to Networks North or NNAC pursuant to this Agreement, the Vendors shall have delivered to the Sellers, at or before the Time of Closing, the following:

      (i) certificates representing the Chell Canadian Shares, the Chell US Shares, the Chell.com Canadian Shares, the Chell.com US Shares registered in the name of the relevant Vendor;

      (ii) an assignment of all employment agreements, leases and other contracts being transferred as part of the Chell.com Assets;

      (iii) a bill of sale for the Chell.com Assets listed in paragraph 1.01(f)(ii);

      (iv) confirmation from Frank Killoran, Gordon Herman and David Bolink that the options held by them as outlined in subsection 3.01(d) do not affect Networks North's or NNAC's title to the Chell.com US Shares being transferred to Networks North;

      (v) an agreement with the holder of debt being assumed by NNAC in accordance with subsection 2.03(a)(ii) to accept 451,868 NNAC Shares in full settlement of the debt.

(g) Opinion Letter of Counsel for the Vendors. Networks North and NNAC shall have received from Chell.com's Counsel and other Vendor's counsel opinions, dated the Closing Date, in form and substance mutually agreed upon by the parties hereto, acting reasonably. In giving such opinion Chell.com's Counsel and other Vendor's counsel may rely, as to matters of fact, upon certificates of senior executive officers of Chell.com or Chell, or a certificate of an official of the jurisdiction governing the status of such parties as to the corporate status of the such party, provided that Chell.com's Counsel and other Vendor's counsel state that they believe that they are justified in relying upon such certificate and deliver copies of all certificates relied upon to the Networks North and NNAC prior to, or at, the Time of Closing.

(h) Release of Security. All Encumbrances affecting the Assets have either been released and discharged by on or before the Closing Date.

(i) Due Diligence. Networks North and the Committee shall have completed satisfactory due diligence and the Committee shall have decided to proceed with the transaction

6.02 Result of Failure to Satisfy Condition Precedent . If any of the foregoing conditions precedent to the obligations of the Vendors have not been satisfied at the Time of Closing, and have not been waived by Networks North and NNAC at, or at any time prior to, the Time of Closing, Networks North and NNAC may:

(a) refuse to complete the transactions contemplated in this Agreement by giving written notice to the Vendors and, in such event, all parties shall be released from their obligations under this Agreement; or

(b) complete the transactions provided for in this Agreement, it being expressly understood and agreed that the completion of such transactions shall not constitute a waiver of any of the Networks North's or NNAC's' rights or remedies in connection with any misrepresentation or breach of warranty or covenant herein.

                                  ARTICLE 7.00
               CERTAIN RIGHTS AND OBLIGATIONS OF NETWORKS NORTH TO
                           ACQUIRE EXCHANGEABLE SHARES

7.01  Networks North Liquidation Call Right

(a) Networks North shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of NNAC as referred to in Article 5 of the NNAC Share Provisions, to purchase from all but not less than all of the holders (other than Networks North or any subsidiary thereof) of NNAC Shares on the Liquidation Date all but not less than all of the NNAC Shares held by such holders on payment by Networks North to each holder of the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Call Purchase Price") in accordance with subsection 7.01(c) hereof. In the event of the exercise of the Liquidation Call Right by Networks North, each holder shall be obligated to sell all the NNAC Shares held by such holder to Networks North on the Liquidation Date on payment by Networks North to the holder of the Liquidation Call Purchase Price for each such share.

(b) To exercise the Liquidation Call Right, Networks North must notify the holders of the NNAC shares and the secretary of NNAC in writing of Networks North's intention to exercise such right at least 55 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of NNAC and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of NNAC. The corporate secretary of NNAC will notify the holder(s) of NNAC Shares as to whether or not Networks North has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by Networks North. If Networks North exercises the Liquidation Call Right, on the Liquidation Date, Networks North will purchase and the holders will sell all of the NNAC Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

(c) For the purposes of completing the purchase of the NNAC Shares pursuant to the Liquidation Call Right, Networks North shall arrange with its transfer agent to deposit with the secretary of NNAC, on or before the Liquidation Date, the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the secretary of NNAC, on and after the Liquidation Date, the right of each holder of NNAC Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Networks North, without interest, upon presentation and surrender by the holder of certificates representing the NNAC Shares held by such holder and the holder shall, on and after the Liquidation Date, be considered and deemed for all purposes to be the holder of the Networks North Common Stock delivered to such holder. Upon surrender to the secretary of NNAC of a certificate or certificates representing NNAC Shares, together with such other documents and instruments as may be required to effect a transfer of NNAC Shares under the Business Corporations Act (Ontario), the by-laws of NNAC or as the transfer agent of Networks North may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the secretary of NNAC shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If Networks North does not exercise the Liquidation Call Right in the manner described above on the Liquidation Date, the holders of the NNAC Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by NNAC in connection with the liquidation, dissolution or winding-up of NNAC pursuant to Article 5 of the NNAC Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of NNAC Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

7.02  Networks North Redemption Call Right

(a) Networks North shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the NNAC Shares by NNAC pursuant to Article 7 of the NNAC Share Provisions, to purchase from all but not less than all of the holders (other than Networks North or any subsidiary thereof) of NNAC Shares on the Automatic Redemption Date all but not less than all of the NNAC Shares held by each such holder on payment by Networks North to the holder of the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Call Purchase Price") in accordance with subsection 7.02(c) hereof. In the event of the exercise of the Redemption Call Right by Networks North, each holder shall be obligated to sell all the NNAC Shares held by the holder to Networks North on the Automatic Redemption Date on payment by Networks North to the holder of the Redemption Call Purchase Price for each such share.

(b) To exercise the Redemption Call Right, Networks North must notify the holders of NNAC Shares, and NNAC of Networks North's intention to exercise such right not later than the date by which NNAC is required to give notice of the Automatic Redemption Date. The secretary of NNAC will notify the holders of the NNAC Shares as to whether or not Networks North has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by Networks North. If Networks North exercises the Redemption Call Right, on the Automatic Redemption Date, Networks North will purchase and the holders will sell all of the NNAC Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

(c) For the purposes of completing the purchase of the NNAC Shares pursuant to the Redemption Call Right, Networks North shall deposit with the secretary of NNAC, on or before the Automatic Redemption Date, the Exchangeable Share Consideration representing the total Redemption Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the secretary of NNAC, on and after the Automatic Redemption Date, the rights of each holder of NNAC Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Networks North upon presentation and surrender by the holder of certificates representing the NNAC Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the Networks North Common Stock delivered to such holder. Upon surrender to the secretary of NNAC of a certificate or certificates representing NNAC Shares, together with such other documents and instruments as may be required to effect a transfer of NNAC Shares under the Business Corporation Act (Ontario), the by-laws of or as the transfer agent of Networks North may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the secretary of NNAC shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If Networks North does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date, the holders of the NNAC Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by NNAC in connection with the redemption of the NNAC Shares pursuant to Article 7 of the NNAC Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of NNAC Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

7.3 Exchange Put Right. Upon and subject to the terms and conditions contained in the NNAC Share Provisions and the Voting and Exchange Trust Agreement, a holder of NNAC Shares shall have the Exchange Put Right.

            ARTICLE 8.00 - SURVIVAL OF REPRESENTATIONS AND WARRANTIES

8.01 Survival of the Representations, Warranties and Covenants. The representations, warranties and covenants of each of the parties contained in this Agreement shall, unless otherwise expressly provided in this Agreement, survive the closing of the transactions provided for in this Agreement and, notwithstanding such closing and notwithstanding any investigations made with respect thereto, shall continue in full force and effect:

(a) with respect to those representations and warranties relating to Taxes, for so long as the party making the representation may be assessed or reassessed, or any action or proceeding may be brought against such party in connection with Taxes;

(b) with respect to all representations and warranties with respect to title of the Assets; and

(c) with respect to all other representations and warranties and the covenants, for a period of two (2) years after the Time of Closing.

                          ARTICLE 9.00 -INDEMNIFICATION

9.01 Scope of Indemnification. In the event that the transactions provided for in this Agreement are completed and it is subsequently determined that any of NNAC and Networks North or the Vendors or any agent, employee, affiliate, successor or nominee of NNAC and Networks North or the Vendors, or any of the officers, directors, shareholders, subsidiaries, affiliates, employees and agents of any of the aforesaid (collectively the "Indemnified Parties") has or is subject to any loss, damage, liability, deficiency, claim, cost, recovery, expense (including interest, penalties and reasonable legal fees), assessment or re-assessment (collectively the "Claims") arising from the incorrectness, failure, non-compliance or other breach of any representation, warranty or covenant made by one party (the "Indemnifying Party") to the other pursuant to this Agreement, the Indemnifying Party unconditionally agrees to indemnify and save harmless the Indemnified Parties (except in the case where for the Indemnifying Party is a Vendor in which case the Vendors shall act severally and only with respect to those representations, warranties and covenants applicable to them) for such Claims but only if the amount of such Claims, in the aggregate, exceed $100,000. Any claim under this section shall be in writing and shall be made within one hundred and twenty (120) days of the date on which such representation or warranty ceases to survive according to the provisions of this Agreement.

                          ARTICLE 10.00 - MISCELLANEOUS

10.01 Bulk Sales Act. To the extent that the Bulk Sales Act of Ontario is applicable to the transactions outlined herein, the parties agree to waive compliance with the act and Chell.com shall indemnify Networks North or NNAC, as the case may be, with respect to any claims from creditors of Chell.com with respect to the Chell.com Assets.

10.02 Public Announcement. The parties to this Agreement agree that, except if required by securities laws, no public announcement of this Agreement or the transactions herein contemplated shall be made without the prior written consent of all of the parties hereto, such consent not to be unreasonably withheld.

10.03 Notices. All notices, requests, demands or other communications required or desired to be given or made by one party to another shall be given in writing by personal delivery or prepaid registered mail or by facsimile transmission or other means of instantaneous transmission in regular commercial usage at such time, verified by a transmission report, as follows:

(a)      to the Vendors:            Chell.com Ltd.
                                    #500, 630 8th Ave SE
                                    Calgary, Alberta
                                    T2P 1G6
                                    Attention: Blair Layton
                                    (Fax - 403-303-2380)

         with a copy to:            Morrison, Brown, Sosnovitch
                                    One Toronto Street
                                    Suite 910
                                    P.O. Box 28
                                    Toronto, Ontario
                                    M5J 2V6
                                    Attention: Kevin Gallagher
                                    (Fax - 416-368-6068)

(b)      to Networks North or NNAC at :

                                    Networks North Inc.
                                    14 Meteor Drive
                                    Toronto, Ontario
                                    M9W 1A4
                                    Attention: Peter Rona
                                    (Fax - 416-675-8838)

         with a copy to:            Mintz & Fraade, P.C.
                                    488 Madison Avenue
                                    New York, New York  10022
                                    Attention: Alan Fraade
                                    (Fax - 212-486-0701)

or at such other address as may be given by any of them to the others. Any notice or other communication so given or made shall be conclusively deemed to have been given and received when delivered personally, if delivered personally, or when transmitted, if given by facsimile transmission, provided that if it is delivered or transmitted on a day which is not a Business Day then the notice or communication shall be deemed to have been given and received on the next Business Day following such date, or on the fifth (5th) Business Day following the date of mailing, if mailed by prepaid registered mail, except in the event of disruption of mail services in which event any notice shall be delivered personally or by facsimile transmission.

10.04 Expenses. The expenses incurred by each of the parties in connection with the negotiation of this Agreement and the completion of the transactions provided for in this Agreement, including, except as otherwise provided in this Agreement, the fees of their respective accountants and solicitors in connection with such transactions, shall be borne by such party. The cost of the valuation and fairness report of Stanford Keene shall be borne $10,000 by Chell.com and $50,000 by Networks North. Disbursements shall be prorated in the same proportions.

10.05 Time of the Essence. Time is of the essence of this Agreement and every part of this Agreement and no extension or variation of this Agreement shall operate as a waiver of this provision.

10.06 Governing Law. This Agreement and any of the agreements required to be executed pursuant to the provisions of this Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario and of Canada applicable thereto and the parties submit to the jurisdiction of the courts of the Province of Ontario.

10.07 Severability. If any of the provisions contained in this Agreement are, for any reason, held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained in this Agreement unless the deletion of such provision or provisions would result in such a material change as to cause the completion of the transactions contemplated in this Agreement to be unreasonable.

10.08 Further Assurances. The parties covenant and agree to execute such further and other documents and undertake such other actions as may be reasonably required to give effect to the terms and intent of the transactions contemplated in this Agreement.

10.09 Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to each of the other parties. This Agreement may be delivered by transmission of the signature pages by facsimile in which event each such signature shall be deemed to be an original signature and shall constitute execution and delivery of the entire document. If any signatures are so transmitted by facsimile, the parties undertake to forthwith thereafter to deliver the entire document with original signatures to all parties.

10.10 Enurement. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns, provided that the rights of any party hereto may not be assigned without the prior written consent of all other parties hereto.

10.11 Time Periods. When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference day in calculating such period shall be excluded.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first above written.

                        Networks North, Inc.

                        Per:_________________________


                        Per:_________________________


                        Networks North, Inc. in trust for Networks North Acquisition Corp. a corporation to be incorporated

                        Per:_________________________


                        Per:_________________________

                        Chell.com Ltd.

                        Per:_________________________


____________________________________                 ) _________________________
Witness                                              ) Cameron Chell
                                                     )

                             Networks North Schedule

3.03 (h) Financial Assistance

Except as separately disclosed in filings with the SEC the only such assistance is a loan provided to Brad Schroeder on November 28, 1994. The loan was to be repaid November 28, 1995. The loan has not been repaid to date. The current principal balance outstanding is CDN$38,000. Interest is paid monthly at prime plus three quarters of one percent. There are no specific terms of repayment currently in place.

3.03 (m) Leased Property

The following properties are leased by subsidiaries of Networks North Inc.:

      (1)   560 Main Street
            St. John, New Brunswick

            - property leased by Sonoptic Technologies Inc.
            - lease has expired and is being renegotiated.

      (2)   8755 Ash Street
            Vancouver, BC

            - property leased by Magic Lantern Communications Ltd.
            - lease is currently being renegotiated.

      (3)   780 Windmill Road
            Suite 302
            Dartmouth, NS.

            - property leased by GalaVu Entertainment Network Inc.
            - lease has expired and is being paid month to month

      (4)   3816A Victoria Park
            Toronto, ON

            - property leased by GalaVu Entertainment Network Inc.

3.03 (o) Absence of Certain Changes or Events

Except in the ordinary course of business and except as disclosed in the financial statements and filings with the SEC, the only change of events of the type enumerated in subsection 3.03 (o) is continued on-going operating losses in Interlynx Multimedia Inc., the Magic Lantern Group of Companies and GalaVu Entertainment Network Inc.

3.03 (v) Amounts Due From Officers

As disclosed in the financial statements:

      1. Note receivable from Connolly-Daw Holdings Inc. - $160,000.
      2. Note receivable from Peter Rona - US$70,000.
      3. Note receivable from Brad Schroeder -CDN$38,000.

                               Chell.com Schedule

3.01(c) and 3.01(f)     General Security Agreements with Canadian Advantage
                        Limited Partnership II and VC Advantage Fund Limited
                        Partnership over the assets of Chell.com Ltd.

                                  APPENDIX "A"

                    PROVISIONS ATTACHING TO THE COMMON SHARES

            The common shares ("Common Shares") in the capital of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

Dividends

            Subject to the prior rights of the Exchangeable Shares and any other shares ranking prior to the Common Shares, holders of Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefore.

Liquidation

            Subject to the prior rights of the Exchangeable Shares and any other shares ranking prior to the Common Shares, the holders of Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation.

Voting

            The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Common Share held.

                 PROVISIONS ATTACHING TO THE EXCHANGEABLE SHARES

            The Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions:

                                    ARTICLE I

                                 INTERPRETATION

1.1   For the purposes of these rights, privileges, restrictions and conditions:

      "Act" means the Business Corporations Act (Ontario), as amended. consolidated or reenacted from time to time.

      "Aggregate Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of Networks North Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of Exchangeable Shares then issued and outstanding and held by holders (other than Networks North and its Subsidiaries) multiplied by
      (ii) the number of votes to which a holder of one share of Networks North Common Stock is entitled with respect to such matter, proposition or question.

      "Agreement of Purchase and Sale" means the contract involving and affecting the Corporation, Networks North and the holders of common shares of the Corporation by and among Networks North, the Corporation, Cameron Chell and Chell.com Ltd. dated as of August 4, 2000, as amended and restated from time to time.

      "Automatic Redemption Date" means the date for the automatic redemption by the Corporation of Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be the first to occur of (a) the 10th anniversary of the Effective Date of the Arrangement or (b) the date selected by the Board of Directors of the Corporation (such date to be no earlier than the third anniversary of the Effective Date of the Arrangement) at a time when less than 5% of the number of Exchangeable Shares issuable on the Effective Date (other than Exchangeable Shares held by Networks North and its Subsidiaries; and such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issuance or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into or carrying rights to acquire Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction involving or affecting the Exchangeable Shares) are outstanding.

      "Board of Directors" means the board of directors of the Corporation and any committee thereof acting within its authority.

      "Business Day" means any day other than a Saturday, a Sunday or a statutory holiday.

      "Common Shares" means the common shares in the capital of the Corporation.

      "Corporation" means Networks North Acquisition Corp., a corporation organized and existing under the Act and includes any successor corporation.

      "Current Market Price" means, in respect of a share of Networks North Common Stock on any date, the average of the closing sale prices per share (computed and rounded to the third decimal point) of shares of Networks North Common Stock during the period of 10 consecutive trading days ending not more than five trading days before such date on the NASDAQ Exchange, or, if Networks North Common Stock is not then traded on the NASDAQ Exchange, on such other principal stock exchange or automated quotation system on which the Networks North Common Stock is listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if, in the opinion of the Board of Directors the public distribution or trading activity of Networks North Common Stock during such period does not create a market which reflects the fair market value of a share of Networks North Common Stock, then the Current Market Price of a share of Networks North Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

      "Exchange Put Date" has the meaning provided in Section 8.2.

      "Exchange Put Right" has the meaning provided in Section 8. 1.

      "Exchangeable Share Consideration" means, for any acquisition of or redemption of Exchangeable Shares, or distribution of assets of the Corporation in respect of or purchase pursuant to these share provisions, the Agreement of Purchase and Sale, the Support Agreement or the Voting and Exchange Trust Agreement:

      a. certificates representing the aggregate number of shares of Networks North Common Stock deliverable in connection with such action;

      b. a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of all declared, payable and unpaid, and all undeclared but payable, cash dividends deliverable in connection with such action; and

      c. such stock or other property constituting any declared and unpaid, and all undeclared but payable, non-cash dividends deliverable in connection with such action, provided that (i) that part of the consideration which represents (a) above, shall be fully paid and satisfied by the delivery of one share of Networks North Common Stock for each one Exchangeable Share, such share to be duly issued as a fully paid and non-assessable share, (ii) that part of the consideration which represents (c), above, unpaid shall be fully paid and satisfied by delivery of such non-cash items, and (iii) any such consideration shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest less any tax required to be deducted and withheld therefrom and without interest.

      "Exchangeable Share Price" means, for each Exchangeable Share, an amount equal to the aggregate of:

      a.    the Current Market Price of a share of Networks North Common Stock;
            plus

      b. an additional amount equal to the full amount of all cash dividends declared, payable and unpaid on such Exchangeable Share; plus

      c. an additional amount equal to all dividends declared and payable on Networks North Common Stock which have not been declared on Exchangeable Shares in accordance herewith; plus

      d. an additional amount representing non-cash dividends declared, payable and unpaid on such Exchangeable Share.

      "Exchangeable Shares" means the Exchangeable Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

      "Liquidation Amount" has the meaning provided in Section 5.1.

      "Liquidation Call Right" has the meaning provided in the Agreement of Purchase and Sale.

      "Liquidation Date" has the meaning provided in Section 5.1.

      "NASDAQ Exchange" means the NASDAQ Exchange.

      "Networks North" means Networks North Inc., a corporation organized and existing under the laws of the State of New York and includes any successor corporation.

      "Networks North Call Notice" has the meaning provided in Section 6.3.

      "Networks North Common Stock" means the shares of common stock of Networks North, having voting rights of one vote per share, and any other securities resulting from the application of Section 2.7 of the Support Agreement.

      "Networks North Dividend Declaration Date" means the date on which the board of directors of Networks North declares any dividend on the Networks North Common Stock.

      "Networks North Special Share" means the one share of Special Voting Stock of Networks North, and having voting rights at meetings of holders of Networks North Common Stock equal to the Aggregate Equivalent Voting Amount.

      "Purchase Price" has the meaning provided in Section 6.3.

      "Redemption Call Purchase Price" has the meaning provided in the Agreement of Purchase and Sale.

      "Redemption Call Right" has the meaning provided in the Agreement of Purchase and Sale.

      "Redemption Price" has the meaning provided in Section 7. 1.

      "Retracted Shares" has the meaning provided in subsection 6.1 (a).

      "Retraction Call Right" has the meaning provided in subsection 6.1 (c).

      "Retraction Date" has the meaning provided in subsection 6.1 (b).

      "Retraction Price" has the meaning provided in Section 6.1.

      "Retraction Request" has the meaning provided in Section 6.1.

      "Subsidiary", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares of stock or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

      "Support Agreement " means the Support Agreement between Networks North and the Corporation, made as of August 31, 2000.

      "Transfer Agent" means the duly appointed transfer agent for the time being of the Exchangeable Shares, and, if there is more than one such transfer agent, then the principal Canadian transfer agent.

      "Trustee" means the Trustee appointed under the Voting and Exchange Trust Agreement, and any successor trustee.

      "Voting and Exchange Trust Agreement" means the Voting and Exchange Trust Agreement among the Corporation, Networks North and the Trustee, made as of August 31, 2000.

                                    ARTICLE 2

                         RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

                                    ARTICLE 3

                                    DIVIDENDS

3.1 A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Networks North Dividend Declaration Date, declare a dividend on each Exchangeable
      Share:

      (a) in the case of a cash dividend declared on the Networks North Common Stock, in an amount in cash for each Exchangeable Share equal to the cash dividend declared on each share of Networks North Common Stock;

      (b) in the case of a stock dividend declared on the Networks North Common Stock to be paid in Networks North Common Stock, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of Networks North Common Stock to be paid on each share of Networks North Common Stock;

      (c) in the case of a dividend declared on the Networks North Common Stock in property other than cash or securities of Networks North, in such type and amount of property for each

            Exchangeable Share as is the same as the type and amount of property declared as a dividend on each share of Networks North Common Stock; or

      (d) in the case of a dividend declared on the Networks North Common Stock to be paid in securities of Networks North other than Networks North Common Stock, in such number of either such securities or economically equivalent securities of the Corporation, as the Board of Directors determines, for each Exchangeable Share as is equal to the number of securities of Networks North to be paid on each share of Networks North Common Stock. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation.

3.2 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by subsection 3.1 (a) hereof and the sending of such a cheque to each holder of an Exchangeable Share (less any tax required to be deducted and withheld from such dividends paid or credited by the Corporation) shall satisfy the cash dividends represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by subsections
      3.1 (b) or (d) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby or dividend payable in other securities represented thereby. Such other type and amount of property in respect of any dividends contemplated by subsection 3.1 (c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. In all cases, any such dividends shall be subject to any reduction or adjustment for tax required to be deducted and withheld from such dividends paid or credited by the Corporation. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend which is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or which otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Networks North Common Stock.

3.4 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends which remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.5 Except as provided in this Article 3, the holders of Exchangeable Shares shall not be entitled to receive dividends in respect thereof.

                                    ARTICLE 4

                              CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Article 10 of these share provisions:

      a. pay any dividends on the Common Shares, or any other shares ranking junior to the Exchangeable Shares;

      b. redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;

      c. redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect of the payment of dividends or on any liquidation distribution; or

      d. amend the articles or by-laws of the Corporation, in either case in any manner that would affect the rights or privileges of the holders of the Exchangeable Shares.

      The restrictions in subsections 4.1 (a), 4.1 (b) and 4.1 (c) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared with a record date on or following the effective date of the Agreement of Purchase and Sale on the Networks North Common Stock shall have been declared on the Exchangeable Shares and paid in full. Nothing herein shall be interpreted to restrict the Corporation from issuing additional Common Shares.

                                    ARTICLE 5

                           DISTRIBUTION ON LIQUIDATION

5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding-up (the "Liquidation Date"), before any distribution of any part of the assets of the Corporation to the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Amount") in accordance with Section 5.2. In connection with payment of the Liquidation Amount, the Corporation shall be entitled to liquidate some of the Networks North Common Stock which would otherwise be deliverable as Exchangeable Share Consideration to Exchangeable Shares in order to fund any statutory withholding tax obligation.

5.2 On or promptly after the Liquidation Date, and subject to the exercise by Networks North of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation or by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation or by notice to the holders of Exchangeable Shares, on behalf of the Corporation of the Exchangeable Share Consideration representing the total Liquidation Amount. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Exchangeable Share Consideration in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the Networks North Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

5.3 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

                                    ARTICLE 6

                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Networks North of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the "Retraction Price") in accordance with Section 6.4. In connection with payment of the Retraction Price, the Corporation shall be entitled to liquidate some of the Networks North Common Stock that would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation or by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, together with a duly executed statement (the "Retraction Request") in such form as may be acceptable to the Corporation:

      a. specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

      b. stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than five Business Days nor more than 10 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth Business Day after the date on which the Retraction Request is received by the Corporation; and

      c. acknowledging the overriding right (the "Retraction Call Right") of Networks North to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

6.2 Subject to the exercise by Networks North of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares in accordance with Section 6.4 hereof. If only a part of the Exchangeable Shares represented by any certificate are redeemed or purchased by Networks North pursuant to the Retraction Call Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Networks North thereof. In order to exercise the Retraction Call Right, Networks North must notify the Corporation in writing of its determination to do so (the "Networks North Call Notice") within two Business Days of such notification. If Networks North does not so notify the Corporation within such two Business Days, the Corporation will notify the holder as soon as possible thereafter that Networks North will not exercise the Retraction Call Right. If Networks North delivers the Networks North Call Notice within such two Business Days, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Networks North in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Networks North shall purchase from such holder and such holder shall sell to Networks North on the Retraction Date the Retracted Shares for a purchase price per share (the "Purchase Price") equal to the Retraction Price. For the purposes of completing a purchase pursuant to the Retraction Call Right, Networks North shall deposit with the Transfer Agent, on or before the Retraction Date, the Exchangeable Share Consideration representing the total Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Networks North does not deliver a Networks North Call Notice within two Business Days or otherwise comply with these Exchangeable Share provisions in respect thereto, and provided that Retraction Request is not revoked by the holder in the manner specified in
      Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

6.4 The Corporation or Networks North, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation or by notice to the holders of Exchangeable Shares, the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, and such delivery of such Exchangeable Share Consideration to the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, except as to any cheque included therein which is not paid on due presentation.

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive such holder's proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by Networks North shall thereafter be considered and deemed for all purposes to be a holder of the Networks North Common Stock delivered to it. Notwithstanding the foregoing, until such payment of such Exchangeable Share Consideration to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Networks North shall not have exercised the Retraction Call Right with respect to the Retracted

      Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 of these share provisions as a result of liquidity or solvency requirements or applicable law shall be deemed by giving the Retraction Request to require Networks North to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Networks North to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement, and Networks North shall make such purchase.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Networks North shall be deemed to have been revoked.

                                    ARTICLE 7

              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

7.1 Subject to applicable law, and if Networks North does not exercise the Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Price") in accordance with Section 7.3. In connection with payment of the Redemption Price, the Corporation shall be entitled to liquidate some of the Networks North Common Stock which would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

7.2 In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation, or the Transfer Agent on behalf of the Corporation, shall, at least 45 days before an Automatic Redemption Date or before a possible Automatic Redemption Date which may result from a failure of the holders of Exchangeable Shares to take necessary action as described in clause (d) of the definition of Automatic Redemption Date send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption or possible redemption by the Corporation or the purchase by Networks North under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right. In the case of any notice given in connection with a possible Automatic Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

7.3 On or after the Automatic Redemption Date and subject to the exercise by Networks North of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation, of the Exchangeable Share Consideration representing the total Redemption Price. On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the Exchangeable Share Consideration with respect to the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Networks North Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration is made, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

                                    ARTICLE 8

                               EXCHANGE PUT RIGHT

8.1 Upon and subject to the terms and conditions contained in these share provisions and the Voting and Exchange Trust Agreement:

      a. a holder of Exchangeable Shares shall have the right (the "Exchange Put Right") at any time to require Networks North to purchase all or any part of the Exchangeable Shares of the holder; and

      b. upon the exercise by the holder of the Exchange Put Right, the holder shall be required to sell to Networks North, and Networks North shall be required to purchase from the holder, that number of Exchangeable Shares in respect of which the Exchange Put Right is exercised, in consideration of the payment by Networks North of the Exchangeable Share Price applicable thereto (which shall be the Exchangeable Share Price applicable on the last Business Day prior to receipt of notice required under section 8.2) and delivery by or on behalf of Networks North of the Exchangeable Share Consideration representing the total applicable Exchangeable Share Price. In connection with payment of the Exchangeable Share Consideration, the Corporation shall be entitled to liquidate some of the Networks North Common Stock which would otherwise be deliverable to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

8.2 The Exchange Put Right provided in section 8.1 hereof and in Article 5 of the Voting and Exchange Trust Agreement may be exercised at any time by notice in writing given by the holder to and received by the Trustee (the date of such receipt, the "Exchange Put Date") and accompanied by presentation and surrender of the certificates representing such Exchangeable Shares, together with such documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Trustee may reasonably require, at the principal transfer offices in Calgary, Alberta and Toronto, Ontario of the Trustee, or at such other office or offices of the Trustee or of other persons designated by the Trustee for that purpose as may from time to time be maintained by the Trustee for that purpose. Such notice may be (i) in the form of the panel, if any, on the certificates representing Exchangeable Shares, (ii) in the form of the notice and election contained in any letter of transmittal distributed or made available by the Corporation for that purpose, or (iii) in other form satisfactory to the Trustee (or such other persons aforesaid), shall stipulate the number of Exchangeable Shares in respect of which the right is exercised (which may not exceed the number of shares represented by certificates surrendered to the Trustee), shall be irrevocable unless the exchange is not completed in accordance herewith and with the Voting and Exchange Trust Agreement and shall constitute the holder's authorization to the Trustee (and such other persons aforesaid) to effect the exchange on behalf of the holder.

8.3 The completion of the sale and purchase referred to in section 8.1 shall be required to occur, and Networks North shall be required to take all actions on its part necessary to permit it to occur, not later than the close of business on the third Business Day following the Exchange Put Date.

8.4 The surrender by the holder of Exchangeable Shares under section 8.2 shall constitute the representation, warranty and covenant of the holder that the Exchangeable Shares so purchased are sold free and clear of any lien, encumbrance, security interest or adverse claim or interest.

8.5 If a part only of the Exchangeable Shares represented by any certificate are to be sold and purchased pursuant to the exercise of the Exchange Put Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

8.6 Upon receipt by the Trustee of the notice, certificates and other documents or instruments required by section 8.2, the Trustee shall deliver or cause to be delivered, on behalf of Networks North and subject to receipt by the Trustee from Networks North of the applicable Exchangeable Share Consideration, to the relevant holder at the address of the holder specified in the notice or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Trustee (or other persons aforesaid) maintained for that purpose, the Exchangeable Share Consideration representing the total applicable Exchangeable Share Price, within the time stipulated in section 8.3. Delivery by Networks North to the Trustee of such Exchangeable Share Consideration shall be deemed to be payment of and shall satisfy and discharge all liability for the total applicable Exchangeable Share Price, except as to any cheque included therein which is not paid on due presentation.

8.7 On and after the close of business on the Exchange Put Date, the holder of the Exchangeable Shares in respect of which the Exchange Put Right is exercised shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total applicable Exchangeable Share Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the Exchangeable Share Consideration shall not be made, in which case the rights of such holder shall remain unaffected until such payment has been made. On and after the close of business on the Exchange Put Date provided that presentation and surrender of certificates and payment of the Exchangeable Share Consideration has been made in accordance with the foregoing provisions, the holder of the Exchangeable Shares so purchased by Networks North shall thereafter be considered and deemed for all purposes to be a holder of the Networks North Common Stock delivered to it. Notwithstanding the foregoing, until payment of the Exchangeable Share Consideration to the holder, the holder shall be deemed still to be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

                                    ARTICLE 9

                                  VOTING RIGHTS

9.1 Except as required by applicable law and the provisions hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

                                   ARTICLE 10

                             AMENDMENT AND APPROVAL

10.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but, except as hereinafter provided, only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

10.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2/3% of the votes cast on such resolution by persons represented in person or by proxy at a meeting of holders of Exchangeable Shares (excluding Exchangeable Shares beneficially owned by Networks North or its Subsidiaries) duly called and held at which the holders of at least 25% of the outstanding Exchangeable Shares at that time are present or represented by proxy. If at any such meeting the holders of at least 25% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting, the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 66 2/3% of the votes cast on such resolution by persons represented in person or by proxy at such meeting (excluding Exchangeable Shares beneficially owned by Networks North or its Subsidiaries) shall constitute the approval or consent of the holders of the Exchangeable Shares. For the purposes of this section, any spoiled votes, illegible votes, defective votes and abstinences shall be deemed to be votes not cast.

                                   ARTICLE 11

               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

11.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Networks North with all provisions of the Support Agreement, the Voting Trust and Exchange Agreement and Networks North's Amended and Restated Certificate of Incorporation applicable to the Corporation and Networks North, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant thereto.

11.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement, the Voting Trust and Exchange Agreement or Networks North's Amended and Restated Certificate of Incorporation without the approval of the holders of the Exchangeable Shares given in accordance with Article 10 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

      a. adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares; or

      b. making such provisions or modifications not inconsistent with such agreement or certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

      c. making such changes in or corrections to such agreement or certificate which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

ARTICLE 12

                                     LEGEND

12.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Agreement of Purchase and Sale relating to the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights and exchange provisions thereunder).

ARTICLE 13

                                  MISCELLANEOUS

13.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

13.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction, redemption or exchange of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be, and the method of any such presentation and surrender of certificates shall be at the sole risk of the holder.

13.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last address of such holder known to the Corporation. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of

      Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be or intended to be taken by the Corporation.

13.4 For greater certainty, the Corporation shall not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in such securities register.

13.5 All Exchangeable Shares acquired by the Corporation upon the redemption or retraction thereof shall be canceled.

13.6 There shall be no amendment, waiver or forgiveness of the Agreement of Purchase and Sale, Support Agreement or Voting and Exchange Trust Agreement or Networks North's Amended and Restated Certificate of Incorporation without the approval of the holders of the Exchangeable Shares given in accordance with Article 10 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of-

      a. adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares; or

      b. making such provisions or modifications not inconsistent with such agreement or certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

      c. making such changes in or corrections to such agreement or certificate which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                            eSupplies (Alberta) Ltd.
                                  BALANCE SHEET
                               As At May 31, 2000

       April 30, 2000                                                        May 31, 2000
----------------------                                                --------------------

                       Assets
              443,579  Bank                                                        35,161
              250,000  Short-term deposits                                             --
                   --  Restricted cash (note 2)                                   300,000
              660,210  Trade receivables                                          511,348
              137,999  Other receivables                                          182,087
               36,637  Inventory                                                   36,637
              904,634  Prepaid expenses and other assets                          852,186
----------------------                                                --------------------

            2,433,060  Total current assets                                     1,917,419

            1,802,200  Capital assets (note 3)                                  2,186,294

            3,500,000  Intangibles (note 4)                                     3,441,667

              428,158  Goodwill (note 4)                                          421,022
----------------------                                                --------------------

            8,163,418  Total assets                                             7,966,401
======================                                                ====================

                       Liabilities

              215,698  Trade payables                                             613,721
              142,070  Other payables                                             131,719
                9,476  Payroll accruals                                            15,564
                7,703  Taxes payable                                                9,780
----------------------                                                --------------------

              374,947  Current liabilities                                        770,783

            9,044,110  Long-term debt (notes 4 and 5)                                  --
----------------------                                                --------------------

            9,419,057  Total liabilities                                          770,783
----------------------                                                --------------------

                1,000  Common shares (note 6)                                   9,045,110
           (1,234,743) Retained earnings                                       (1,827,597)
----------------------                                                --------------------

           (1,255,639) Total equity                                             7,195,618
----------------------                                                --------------------

            8,163,418  Total liabilities and equity                             7,966,401
======================                                                ====================

                       Commitments (note 8)

                                    [EXHIBIT]
                                       "B"

              Copyright 2000, Stanford Keene. All Rights Reserved.

                                    Valuation
                                of Chell.com Ltd.
                               as of May 31, 2000

                                       By

                                 Stanford Keene
                                  July 14, 2000


It is unlawful to photocopy or otherwise reproduce all or any portion of this report without the prior written consent of Stanford Keene.

              Copyright 2000, Stanford Keene. All Rights Reserved.

                                Table of Contents

Certification..................................................................2

General Assumptions and Limiting Conditions....................................4

Introduction...................................................................5

Summary of Findings............................................................6

Value of Networks North Shares.................................................8

Discounted Cash Flow Analysis for C Me Run.....................................9

Business Summary for eSupplies................................................10

Business Summary for enGyro...................................................12

Business Summary for cDemo....................................................16

ASP Industry Outlook - Melissa Zahniser, Director, Stanford Keene.............19

IT Outsourcing Industry - Barry Gant, Research Analyst, Stanford Keene........22

Online Automobile Services  - Barry Gant, Research Analyst, Stanford Keene....24

B-2-B Office Supplies - Barry Gant, Research Analyst, Stanford Keene..........25

Valuation Section.............................................................27

Valuation Methods for eSupplies...............................................29

Valuation Methods for enGyro..................................................33

Valuation Methods for cDemo...................................................37

Valuation Adjustments.........................................................41

Correlation of Valuation Results and Conclusion for eSupplies.................49

Correlation of Valuation Results and Conclusion for enGyro....................50

Correlation of Valuation Results and Conclusion for cDemo.....................51

Stanford Keene Personnel......................................................52


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report without the prior written consent of Stanford Keene.                    1
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              Copyright 2000, Stanford Keene. All Rights Reserved.

Certification

We certify that, to the best of our knowledge and belief:

-     The statements of facts contained in this report are true and correct.

- The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our unbiased professional analyses, opinions, and conclusions.

- Stanford Keene, nor any Stanford Keene employee, has no present or prospective interest in the properties that are the subject of this report, and we have no personal interest or bias with respect to the parties involved.

- We have no bias with respect to the property that is the subject of this report or to the parties involved with this assignment.

- Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report.

- Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice and other widely accepted and recognized valuation methods.

- No one provided significant professional assistance to the persons signing this report except as indicated in the General Assumptions and Limiting Conditions.

______________________________
David Homard, CFA
Research Associate
Stanford Keene


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report without the prior written consent of Stanford Keene.                    2

              Copyright 2000, Stanford Keene. All Rights Reserved.


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report without the prior written consent of Stanford Keene.                    3

              Copyright 2000, Stanford Keene. All Rights Reserved.

General Assumptions and Limiting Conditions

The valuation is subject to the following assumptions and limiting conditions:

- This report is intended for use only by our client and those intended users applying our valuation in accordance with its intended use. Use of this report by others is not intended by the analyst. This report contains certain proprietary and confidential information relating to each party's business. We do not intend to have proprietary and confidential information disseminated, published, photocopied, or disclosed to others without our prior written consent or knowledge.

- All financial statements, financial forecasts, operating results, and other data pertaining to Chell.com Ltd., otherwise known as "Chell.com," or "The Company" have been accepted and reviewed by Stanford Keene, and with the assumption that the statements have been prepared in conformity with generally accepted accounting principles consistently applied, except as may be specified in this report. The financial assumptions were reviewed against market growth projections where applicable. The following report reflects some of management's assertions.

- The financial information presented herein includes normalized adjustments made solely to assist in the development of the value conclusions presented in this report. Normalization adjustments are hypothetical in nature and are not intended to present restated historical results or forecasts of the future. This information should not be used for any other purpose other than to assist in this valuation, and we express no opinion or any other assurances on this presentation.

- All reported facts, comments, estimates, opinions, and statistical information set forth in this report have been obtained from sources believed to be accurate, reliable, and knowledgeable, but no liability is assumed for the content or accuracy of data furnished by others.

- All claims to property have been assumed to be valid and no investigation or consideration of legal title or any existing liens or encumbrances which may be against the assets was undertaken except as may be stated in this report.

- The contents of this valuation are an opinion of value for the purpose as stated. In no way should this be construed as a recommendation to buy or sell the underlying security. Furthermore, this valuation is not intended to establish a formula for the value of the security. Stanford Keene and these persons support only the opinion stated in this report and assumes no responsibility for the use of formulas and other approaches based on these conclusions in the future.

-     No responsibility is assumed for matters of a legal nature or character.

- No consideration has been given to the existence of potential environmental liabilities that may or may not be present on the underlying property. This includes real estate either owned or leased by Chell.com Ltd.. Therefore, no responsibility can be taken for hidden or unapparent conditions of the property or potential claims against Chell.com Ltd.


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

              Copyright 2000, Stanford Keene. All Rights Reserved.

Introduction

Purpose

The purpose of this report is to present our opinion of the value of assets which may be used in exchange for Networks North common stock. Among other things, Stanford Keene was requested to evaluate, the value of 480,000 shares of cDemo, Inc., 875,000 shares of enGyro, Inc., and 962,500 shares of eSupplies (Alberta) Ltd., 150,000 shares of C Me Run Corp. and the value of Chell.com Ltd. as a whole in a buyout situation. No limitations were imposed upon Stanford Keene by Chell.com Ltd. management with respect to the investigations made or the procedures followed by Stanford Keene in rendering its opinion.

The assets reviewed in this report are owned by Chell.com and Cameron Chell, which herein will be referred to as Chell.com.

Definition of Fair Market Value

The definition of fair market value for purposes of this report is the price at which the property would change hands between a willing buyer and a willing seller, neither being under a compulsion to buy or sell and both having reasonable knowledge of relevant facts. It is also generally assumed that fair market value represents a transaction between hypothetical persons dealing at arms-length, with both parties having the ability as well as the willingness to buy or sell. It is further assumed that both parties are well informed about the property and concerning the market(s) for such property. Our valuation process will determine a most probable value for interests in Chell.com Ltd. assets based upon generally accepted valuation techniques.


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

              Copyright 2000, Stanford Keene. All Rights Reserved.

Summary of Findings

The Networks North, Inc. board of directors and the board of directors of Chell.com retained Stanford Keene to render an opinion as to the value of assets of Chell.com to be exchanged for Networks North common stock. As of May 31, 2000 Stanford Keene believes that:

      o The value of 480,000 shares of cDemo is between $2.31 and $2.71 million based discounted cash flow analysis.

      o The value of 875,000 shares of enGyro is between $16.18 and $17.72 million based on an analysis of projected cash flows.

      o The value of 962,500shares of eSupplies is $5.78 million based on prior transaction.

      o The value of 150,000 shares of C Me Run (NASDAQ: CMER) is $1.65 million based on public market trading.

      o The value of the above assets of Chell.com Ltd. would be between $25.91 and $27.85 million in aggregate. Combining these assets with the physical assets being transferred in the proposed transaction with Networks North yields a total asset value between $27.68 and $29.62 million.

Stanford Keene's opinion is directed to the Network North board of directors and relates only to the value as of May 31, 2000.


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Correlation of Valuation Results and Conclusion for Chell.com Ltd.

The underlying asset approach was used to determine a value for a buyout of the assets of Chell.com Ltd. While other methods were available, this approach is believed to be the most reliable and accurate in this situation. Based on our investigation and analysis, the fair market value of the transferred assets, as of May 31, 2000:

Value of eSupplies Considered                 $5,775,000              $5,775,000
Value of cDemo Considered                     $2,311,605              $2,705,345
Value of ENGYRO Considered                   $16,177,714             $17,724,500
Value of C Me Run Stock                       $1,650,000              $1,650,000
Value of Chell.com Assets                     $1,767,503              $1,767,503
Value of Chell.com USA, Inc.                          $1                      $1

Total Value of Assets Being Transferred      $27,681,823             $29,622,349

Based on our analysis, we believe that the value of the assets being transferred in this transaction would be worth between $27.68 million and $29.62 million. All figures are in US Dollars.


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              Copyright 2000, Stanford Keene. All Rights Reserved.

Value of Networks North Shares

For the transaction, we looked at the trading history of Networks North for the 10 and 30-day periods prior to the valuation of the assets in the proposed transaction. For the 10 days ending May 31, 2000 the average close of Networks North stock on the NASDAQ market was $3.91 per share, while for the 30 day period ending May 31, 2000, the average close for Networks North common stock was $3.92 per share.

Based on these averages, we feel that the payment of 7,325,000 shares of Networks North common stock for the assets discussed in this report is fair.


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              Copyright 2000, Stanford Keene. All Rights Reserved.

Discounted Cash Flow Analysis for C Me Run

Analysis of Valuation Procedure

When evaluating the fairness of the proposed transaction, Stanford Keene considered the following issues in regard to C Me Run:

      o The nature of the business and the history of the enterprise from its inception;
      o The economic outlook in general and the condition and outlook of the specific industry in particular;
      o The book value of the stock and the financial condition of the business;
      o     The earnings capacity of the company;
      o     The dividend paying capacity of the company;
      o Whether or not the enterprise has goodwill or other intangible value;
      o Sales of the stock and the size of the block of the stock to be valued;
      o The market price of the stocks of corporations engaged in the same or similar line of business having their stocks actively traded in a free and open market, either on an exchange or over-the-counter.

C Me Run is expected to generate a stream of income or other anticipated benefits expressed in monetary terms in the forms of net cash flow, dividends, and various forms of earnings to shareholders. Anticipated benefits are estimated considering such items as the nature, capital structure, and historical performance of C Me Run and expected future outlook for C Me Run, the industry, and the economy. Anticipated benefits are converted to a value using procedures that consider the expected growth and timing of the benefits, the risk profile of the benefit stream and the time value of money. The conversion of anticipated benefits to value normally requires the determination of a capitalization rate or discount rate. In determining the appropriate rate, the interest rate, rates of return on relevant investments, and the risk characteristics of the benefits are considered. The capitalization rate or discount rate is raised or lowered to reflect the risk associated with the entity's ability to achieve the projected income and the expected growth rate.

The discounted cash flow method, along with related capitalized cash flow method, is frequently used in the context of mergers and acquisitions. However, it may serve a wide variety of valuation purposes, including the valuation of both controlling and minority interests. Applying the discounted cash flow method utilizes net cash flow as a measure of the earnings capacity in determining the value of a company's stock. Net cash flow or free cash flow available to minority equity holders is defined as follows: net income after-tax, plus depreciation & amortization expenses, less capital expenditures, less additional working capital requirements less net debt. The analyst then discounts these benefits to present value at an appropriate rate known as a discount rate.

In this instance, we have projected earnings over the next ten years to a stabilized growth rate for C Me Run and discounted the earnings stream back to today's value. Certain assumptions were made for projection purposes and are reasonable based on industry averages. The present value of the cash flows was calculated using discount rates ranging from 22% to 24.5%, which takes into consideration the lack of operating history of C Me Run. This analysis indicated that, after adjusting for after-tax corporate expenses, the following implied aggregate equity reference range for C Me Run, as compared to the closing price of C Me Run's Class A common stock per share on May 31, 2000 was $10.11 to $17.11. This compares with a closing price of $11.00 on May 31, 2000 for the common stock of C Me Run.


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

              Copyright 2000, Stanford Keene. All Rights Reserved.

Business Summary for eSupplies

eSupplies (Alberta) Ltd. was incorporated in October 1999. eSupplies are headquartered in Calgary, AB. eSupplies was formed to acquire the business and underlying assets of Willson Stationers Ltd., which was a 108-year old office supply company. In August 1999, Willson's was placed under voluntary credit protection and subsequently receivership. Under eSupplies' direction, the Willson's business format has been completely restructured to become a sales and marketing company serving the small to medium enterprises (SME) market - by closing down the unprofitable retail and warehousing operations and strategically aligning itself with third parties to warehouse and distribute its products. ESupplies.com Inc., a Deleware corporation has entered into an agreement with eSupplies to acquire the shares of eSupplies and to go public in the United States.

As the Internet and e-commerce invade almost every market niche, companies of all types are trying to right size themselves to compete in this new environment and this is especially true in the SME market. These companies (which have between 5 and 49 employees) need service providers who can address their need for speedy delivery, one-stop shopping and are price competitive. It is this market that eSupplies (and ultimately eSupplies USA) aims to offer its new services to allow it to clearly differentiate itself from its competitors and thus rapidly gain market share in key North American markets.

eSupplies is a sales and marketing company that specializes in the small to mid-size business market via the Internet and a traditional outside and telesales organization. The small to mid-size business market customers' want the ability to procure office supplies and other related services such as legal, accounting, and janitorial services online in an easy-to-use and cost-effective manner.

eSupplies is one of the first virtual office supply companies. eSupplies carries no inventory instead it relies upon its partners including United Stationers (NASDAQ: USTR) as its office supply supplier and Canadian Freightways as its courier company to deliver the customer's packages either directly or indirectly (eSupplies delivers within the Calgary marketplace) to most major business centers the next business day. Currently eSupplies services the Calgary marketplace, but plans to rapidly enter the United States within the next few months.

eSupplies' management is projecting that it will generate $5.2 million (USD) in revenue in fiscal 2000 and this will increase to $109.4 million (USD), with a net operating profit of $5.4 million (USD) by 2002.

The vision for eSupplies (Alberta) Ltd. has the following key attributes that serve to describe the elements of success eSupplies (Alberta) Ltd. wishes to institutionalize going forward. This business plan is dedicated to the realization of these attributes:

      o A sales culture that is customer focused, fact-based and sales/marketing driven;

      o     Insistence on the acquisition of the best people;

      o Focus on the intangibles in the market that create value and minimize the capital deployed in the business that are not directly related to eSupplies (Alberta) Ltd.'s core competency;


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      o     Introduction of new customer service and relationship dimensions that specialize, tantalize and help to lock-in customers - at the limit of customer perceived value; and

      o     Profitability that meets or exceeds industry expectations (3%).

This vision has been condensed into five strategic pillars, which will support eSupplies (Alberta) Ltd. in its drive to achieve the $100 million plateau within three years. These pillars are as follows:

      o     Profitable Growth;
      o     Customers First;
      o     Sales Culture;
      o     Competitive Operations; and
      o     Professional Excellence;

These pillars are used to drive the goals, objectives, actions and key performance indicators ("KPIs") of the business plan that are used by the management team to move the business forward.

One of eSupplies differentiating strategies will be to offer one-hour delivery in select markets. eSupplies (Alberta) Ltd. will carry the top 1,000 stock-keeping units (SKUs) in local warehouses. The one-hour delivery service will be based on a minimum order of $100. For items not included in the top 1000 SKUs, the customer will have the choice of receiving their whole or partial order the next day as usual or placing two separate orders. Customers will be able to place their one-hour orders via either eSupplies (Alberta) Ltd.'s website or through its telesales department. eSupplies (Alberta) Ltd. will only offer its one-hour service from 9AM to 4PM Monday to Friday, with a 3PM local time cutoff for all orders. Initially, eSupplies will test market this service in select markets. Markets will be chosen based on: close proximity to a United Stationers distribution center (for product quick replenishment), have population of 1 million people, and the number of SMEs in the area. The depots will carry no more than two days of inventory on hand. Each depot will have between 2 - 5 pickers and packers, a Comptroller, and 5+ drivers. The depots will average 4,000 sq. ft., and have at least two delivery docks. eSupplies (Alberta) Ltd. will lease the space, the vehicles, and all appropriate equipment.

Management

Cameron Chell, Chairman and Director

Mr. Chell is recognized as one of the founders of the ASP industry, and is the Chairman and CEO of Chell.com Ltd., is also a Founder and President of the ASP Consortium, Founder of FutureLink Distribution Corp. (Nasdaq: FTRL), and co-founder and chairman of C Me Run (NASDAQ OTC BB: CMER).

Robert (Bob) Burpee, President and CEO

Prior to joining eSupplies, Mr. Burpee was the VP of Lubricants Division of PETRO- CANADA, from 1991-1999, which is one of the world's largest facilities using severe hydrocracking technology. Mr. Burpee was responsible for over $350 million (USD) in revenue and approximately 600 employees. From 1988-1991, Mr. Burpee was the President and CEO of CANBRA FOODS, a $100 million food processing company.


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CANBRA FOODS is a division of James Richardson International (JRI) a private
Canadian company. Prior to CANBRA, Mr. Burpee, was the President of Knott's Berry Farm Foods Ltd, of Placentia, CA, which is a $50 million family-owned regional food business. Under Mr. Burpee's direction the company created a freestanding business separating the food operations from its amusement park operations.

Lawrence H. Lee, CA, CFA, VP Finance and CFO

Prior to joining eSupplies, Mr. Lee was the Corporate Controller and Acting CFO for Novatel Wireless Inc., (NWI) a privately held San Diego, CA-based company. Novatel Wireless is a leading edge developer and manufacturer of wireless Internet solutions. From 1992 to 1996, Mr. Lee was a Senior Manager of Ernst & Young Calgary office, where he provided accounting, auditing and financial reporting consultation services for Canadian and US-based public and planning to go public companies. In 1995, Mr. Lee was also a Secondment to the Alberta Securities Commission.

Larry Putnam, VP Sales

Prior to joining eSupplies, Mr. Putnam ran his own non-grocery food-based brokerage, and strategic consulting service. His clients included Cadbury Schweppes, Dole Canada, Sun Ripe Foods, etc. From 1983 to 1987, was the VP of Sales and Marketing for Cadbury Schweppes, which trades on the New York Stock Exchange as American Depositary Shares ("ADS"). From 1980 to 1983, Mr. Putnam was the VP of Sales for Cadbury Foods, and was part of the acquisition team that acquired Mott's Clamato business. He grew business from $15 million to $120 million over those three years. Prior to that, Mr. Putnam was National Sales Manager, Coffee Division for General Foods, which is a $150 million a year division.

Rodger Moody, Business Development Team Leader

Mr. Moody joined eSupplies in December 1999 with a background concentrating on customer service, having worked with Future Shop and Earl's Restaurants. While exposed to the high-quality training in both companies, he learned the philosophies and customer vision needed to compete in today's business world. Also, Mr. Moody worked as a restaurant consultant, giving him first-hand experience in operations of business ventures.

Directors

Riaz Mamdani, Director

Mr. Mamdani is the Director of Business Development for Jaws Technologies Inc. where he has assisted the company with numerous financing and significant legal matters. From May 1996 to August 1998, Mr. Mamdani was a Barrister and Solicitor with Beaumont Church, a Calgary-based law firm, where his practice focused in the areas of Corporate, Commercial and Securities law.

Business Summary for enGyro

enGyro aims to be the dominant provider of financial transaction solutions to the Application Service Provider (ASP) Industry. enGyro wishes to foster growth of the ASP ecosystem with an enabling platform, which simplifies the management of the complex billing, payment and disbursement arrangements associated with ASP service. enGyro will guarantee the process and remit fully reconciled postings of the multiple components, delivery channels and revenue streams.


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enGyro will allow Independent Software Vendors (ISVs) to rapidly adapt to the
ASP model (scaling down to the end-user level) and allow ASPs to offer more applications to their consumer base (scaling up). This will ensure proper financial remuneration to any resale channel or supplier network that is utilized in the delivery of an application. enGyro's customizable service will make it easy for everyone to participate in the ASP experience.

enGyro seeks:

o To enable ISVs to transition to the ASP model by helping to remove the barriers of entry surrounding the economic considerations.

o To provide to the ASPs a valuable administrative outsource service which permits concentration on their core services and scalability for their growing financial management needs.

o To provide a value added service to ASP enablers (data centers, operating platforms, ISPs, NSPs, Progress) to support the industry growth.

o To provide the customer with flexibility in their payment terms and confidence in what they received and are paying for.

o To provide to ASPs and their suppliers a simplified method to receive their revenue derived from ASP transactions.

o To enhance the ASP customer relationship by enabling choices in payments and applications.

o To provide certainty to the ISVs in the ASP revenue and service delivery model, and allow deployment of multiple revenue models.

enGyro is uniquely positioned at this inflection point of ASP development to provide one of the fundamental infrastructure components to stimulate the ASP environment. enGyro will take the strategic position of `Friend to all, threat to none' so as to maximize the partnering / alliance opportunities and to help develop standards within the ASP Industry.

enGyro will enable the access of ISVs to the ASPs and their customers and the ASPs to the applications for their customers. Additionally, enGyro will provide a platform that allows all parties of the ASP transaction to be confident in the backend of the delivery of the application, payment and disbursement.

enGyro aims to accomplish this by:

1. Managing the bill presentment and payment process with account reconciliation and posting directly to the Accounting system.

2.    Partnering with software metering/monitoring providers.

3. Working with ISVs to help them move to the ASP revenue model with confidence.


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4.    Providing this functionality thereby helping ISVs to transition to the ASP distribution model and reach more customers.

5. Reconciling all data points to the billing and payment, as well as the disbursement and settlement stream. enGyro will guarantee the process and create a trusted environment of accurate customer billing and revenue assurance.

The Company has made considerable progress in the development of technology and development of the management team since the initial round of seed funding in January. enGyro anticipates that it will begin Beta testing of the product early in the third quarter of 2000 with a full rollout of the product in the fourth quarter of 2000. enGyro does not expect to show an operating profit until the third quarter of 2002. enGyro expects gross profit will be positive in the first quarter of 2002.

On May 31, 2000, enGyro had $1,330,478 in liabilities on the balance sheet.

Management

Cameron Chell - Chairman of the Board

Mr. Chell's business experience has focused on the development and financing of high-technology corporations. Prior to establishing Chell.com Ltd., Mr. Chell was the founder, Chairman, and CEO of FutureLink Distribution Corp. (NASDAQ:
FTRL), where his primary responsibilities were to assemble a leading-edge technology and business team, as well as to arrange financing for the corporation. Previously, Mr. Chell worked in the corporate finance arena. He was lead broker for several corporations through their initial financing and start-up phases, and public offerings. Before launching FutureLink, Mr. Chell co-founded JAWS Technologies Inc. (NASDAQ OTC BB: JAWZ), a provider of encryption software, where he served as Vice President of Technology. Mr. Chell, a former top-10 competitor in the National Canadian decathlon, has been a fundraiser for the Children's Wish Foundation and a representative for Calgary's Designated Driver campaign, which targets Canadian youth.

Rich Okun, CEO

From 1996 to 1999, Mr. Okun was the President and CEO of American Payment Systems (APS), the largest provider of outsourced walk-in payment services for the utility industry. APS is a wholly owned subsidiary of The United Illuminating Company, an operating electric utility. In 1999, APS moved over $8.5 Billion through its 1,500 Banking relationships and processes over 80 Million transactions annually with a distribution channel of over 6000 retail locations in 42 states.

Prior to that in 1991 Mr. Okun was Vice President of JWP Credit Corp, an early stage captive leasing company. (JWP was a $2 Billion services company at the time). He grew the leasing arm to over $100 Million in equipment revenues for JWP in a little more than one year. He created and maintained multi-million dollar recurring leasing arrangements with Time Warner, Aetna, CIGNA, ITT Hartford, Prudential, American Express, MassMutual, Digital Corp, and many others.

Mr. Okun was in the U.S. Air Force as a fighter pilot (F-15) and Transport pilot with global missions (C-141). He graduated from Syracuse University in 1974 with Bachelors of Science (Industrial and Personal Relations) and a Bachelors of Arts (Illustration), and completed advanced studies in Law in 1974.


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Phil Viscomi, President & COO

Mr. Viscomi comes from a very rich background and one that is both unique and key to enGyro's service delivery. Mr. Viscomi was the Director of Business Development (1998 -1999) at Compaq Computer Corp. (NYSE: CPQ) where he grew revenue by $375 million over five months, and designed and implemented the company's initial global customer E-business function. From 1987 - 1997, Mr. Viscomi held various senior management positions with Digital Equipment Corp (since acquired by Compaq), including Director of Global Business Development (1994 - 1998) where he developed and implemented innovative strategic sales programs including the developments of Digital's global E-business solutions, National Channel Sales Manager (1993 - 1994) and Global Account Manger (1987 -
1993).

John Martin II, CFO

Mr. Martin is a senior financial executive with a broad experience base. Mr. Martin was the CFO, VP, Treasurer and Secretary (1995 - 1998) for TRANSPRO INC. (NYSE: TPR), where he was responsible for the company's spin-off, "Road Show", M&A strategy, and financial operations. Prior to TRANSPRO, Mr. Martin was the VP and Treasurer of THE ALLEN GROUP (NYSE: ALN), where he was responsible for all corporate financing requirement, and oversaw the company's $130 million captive leasing company. In addition, Mr. Martin participated in and arranged financing for six acquisitions, four divestitures and the TRANSPRO spin-off.

Andrew W. Quinn, Jr., Interim CTO, and EVP of Business Development

Mr. Quinn was the Business Development Manager at FutureLink (NASDAQ: FTRL) from July 1999 to January 2000 where he developed strategic relations in the connectivity, hardware and software markets. From 1998 to 1999, Mr. Quinn was a consultant to Coinet, an e-commerce and Application Service Provider. Prior to that, Mr. Quinn was the co-founder of both Learningstation.com and Learning Information Network, Inc., which where Application Service Provider's (then called thin-client/server computing) dedicated to education marketplace.

In addition from 1993 to 1994, Mr. Quinn was the Vice President of Sales and Service for Computer Communications Company, which is the largest Novell Platinum Dealer in the Northeast, where he installed over 450 servers annually, and established four new customers with annual purchases of over $4 million, in addition to core revenues of over $15 million. In 1991 - 1993, Mr. Quinn was the Account Executive for Dataflex, where he achieved 120% of first year goal. Mr Quinn created the largest new customer order for the company with $2.75M purchase, and in 1989 - 1991, was the National Account Manager for Computerland. Mr. Quinn was the top-producing representative in New England with 50% of the local branch revenues of $32M.


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Business Summary for cDemo

cDemo has designed a new business model that will establish a nationwide electronic vehicle demonstration and Internet listing service of used cars at no cost to the consumer. cDemo's one-of-a-kind, low-cost service will revolutionize the way all used cars are sold. Because research has shown that most people get an oil change before selling their car, cDemo will initially form partnerships with the existing nationwide infrastructure of oil change companies, of which there are over 14,000 in the United States. The cDemo service will enhance the experience of both buyers and sellers of cars by providing an independent, third party listing of the features and condition of used vehicles for sale, including a series of interior and exterior photos.

Once the electronic demonstration has been performed on the seller's vehicle, at no cost to them with a paid oil change, the information can be easily uploaded to the websites of their choice. Anywhere a cDemo-enhanced advertisement appears, it is accompanied by the cDemo logo and a unique six-digit alpha code, enabling potential buyers to view the details about the car on the Internet. As a neutral, third party information service provider, cDemo is a highly effective tool for both buyer and seller, providing an accurate, fair, and trusted description of the vehicle's condition.

cDemo will provide the comprehensive content free of charge to its co-branding media partners, on condition that they provide extensive advertising promoting the cDemo service to "drive" their customers to cDemo's listing partners. When a consumer calls a newspaper or a photo buy publication to place an advertisement, a sales representative will inform the consumer of the benefits of cDemo's service and where it can be accessed.

When a seller of a car visits a website that lists used cars for sale, advertising will promote cDemo's free electronic demonstration and Internet listing service. Sellers will be prompted to key in their zip codes, and will then be directed to the nearest cDemo-listing center. Print media partners must place large ads (in every publication -- every day) in their automotive classified ad section detailing cDemo's service, as well as all of the local listing centers' addresses. Internet Media partners will do much the same on their Websites on an "around-the-clock" basis.

cDemo's detailed, accurate, and independent third-party information will also revolutionize the way consumers trade in their vehicles and access related services, such as financing, insurance and extended warranties. Consumers will no longer need to have their vehicle inspected at each dealership or dot-com before getting a quote for their trade-in. This applies to the purchase of related services as well, because a cDemo electronic demonstration provides all the necessary information.

Sources of Revenue

      1. Revenue-sharing agreements with multiple extended warranty, finance and insurance companies, each of which will offer buyers competitive rates.

      2. Advertising from manufacturers and automotive related dot-com companies.

      3. cDemo provides a "Best Offer" program, which gives cDemo sellers the opportunity to receive online trade-in quotes for their used vehicle when getting bids on a new vehicle from cDemo's


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            partner network. The service is free to the consumer, but the dealers will pay cDemo a $50 fee. The quality of these leads is vastly superior to anything available today, because the dealer knows exactly what the consumer wants and also has an accurate assessment of the consumer's trade-in.

      4. An extremely valuable database of used vehicle transactions, which will become the most accurate source of information on the value of used cars, and will be sold to generate revenue.

      5. cDemo is creating a standardized Tier II full mechanical inspection program to be implemented by mobile and fixed location certified inspection partners. A cDemo authorized partner will perform this inspection. The service will take approximately one hour and cost the buyer approximately $100.00, of which cDemo will collect a commission of $15.00.

It should be noted that cDemo's media partners would retain 100% of their existing fees; they will not be shared with cDemo.

Revenues are anticipated to be generated beginning in 2001. Management has laid out a very aggressive business plan and projected income statement that shows revenue rising to $61 million in 2004 from $11 million in 2001.

On May 31, 2000, cDemo had $1,069,497 in debt on their balance sheet.

Board of Directors

Cameron Chell, Chairman

Mr. Chell is recognized as one of the founders of the ASP industry, and is the Chairman and CEO of Chell.com Ltd.. He is also a founder and President of the ASP Consortium, founder of FutureLink Distribution Corp. (NASDAQ: FTRL), and cofounder and chairman of C Me Run (NASDAQ OTC BB: CMER).

Frank Killoran, Interim President and CEO

Over his 19 years in business, Mr. Killoran has developed strong operational and financial skills. He was a senior partner with Coopers and Lybrand (now PriceWaterhouseCoopers) and led their corporate turnaround practice. He was later the President and CEO of Taro Industries Ltd., an oil and gas services company. In addition to his other duties, Mr. Killoran is the President, CEO, and majority shareholder of National Process Equipment (NPE), the largest independent distributor of pumps and compressors in Canada.

Allan Chell, VP of Strategic Development and Director

Mr. Chell is a founding member of the North American Automobile Trade Association, which manages governmental, customs, environmental and safety issues and regulations on behalf of its members. As President of NAFTA Trading Corp., Allan has positioned the company to exponentially grow the business through strategic alliances and target acquisitions over the next 12 to 24 months. In 1992, Mr. Chell started NAFTA Trading Corp., an automobile import/export company servicing Western Canada and the Northwestern United States. In 1990, Mr. Chell managed and/or co-managed the wholesale department, used car department, and finally the business office for Davis Pontiac of Lethbridge, AB.


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Bernie Knaus, VP of Strategic Development and Director

Mr. Knaus graduated from California State University, Chico, in 1990 with a Bachelor of Science degree in Business marketing. He then started North American Vehicle Export (NAVEX) in 1990 exporting cars from the United States to Germany & Japan. In addition, Mr. Knaus co-developed NAVEX's internal and proprietary custom database system to manage all processes specific to international vehicle exportation and tax reclamation.

Stuart Dalgleish, MBA, General Manager and Corporate Secretary

From 1988 to 1989 and from 1990 to 2000, Mr. Dalgleish worked with the City of Calgary focusing on business renewal by standardizing processes, developing alignments among related business areas, and implementing technology solutions. Mr. Dalgleish is currently leading a project for the City of Calgary to introduce document management technology to their operations, effectively creating a paperless Internet-based environment for over 300,000 Calgary property and business accounts.

From 1989 to 1990, Mr. Dalgleish worked with the Alberta Workers' Compensation Board (an insurance-based Crown corporation), involved in the design and development of new forecasting and strategic planning processes. Mr. Dalgleish is a member of the Board of Directors of the Calgary chapter of the Juvenile Diabetes Foundation.

Michael Burnyeat, C.A, Interim CFO and Director

Prior to joining cDemo, Mr. Burnyeat was the Assistant Controller at MetroNet Communications Corp., which was recently acquired by AT&T Canada Inc. (NASDAQ:
ATTC). While at MetroNet, Mr. Burnyeat was responsible for the day-to-day operations of the Calgary finance department, and preparation of consolidated financial statements for shareholders and the various regulatory and security commissions in Canada and the United States.

From 1996 to 1997, Mr. Burnyeat was the Assistant Manager Corporate Accounting for Canadian Pacific Ltd., (TSE: CP and NYSE: CP), responsible for overseeing the day-to-day accounting and monthly financial reporting for the corporate entity and numerous corporate subsidiary companies, as well as acting as a liaison with the treasury and legal departments. From 1990 to 1996, Mr. Burnyeat was the Manager, Business Assurance at Coopers & Lybrand - Calgary, Canada and Edinburgh, Scotland, where he was responsible for the management of staff on a variety of projects and provided financial advisory service.

Mr. Burnyeat was the 1999 recipient of the CFO Recognition Award; 1998 recipient of the Corporate Award of Merit and nominee for the President's Club; and the recipient of the Canadian Petroleum Tax Society Scholarship.


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        ASP Industry Outlook - Melissa Zahniser, Director, Stanford Keene

      Five years from now, if you are a CIO with a head for business, you won't be buying computers anymore. You won't buy software either. You'll rent all your resources from a service provider.

                        -     Scott McNealy, Sun Microsystems

WHAT IS AN ASP?

This one proclamation by Sun Microsystems captures the philosophy behind the development of the ASP market.

With technology becoming an increasing expense for companies of all sizes and statures, it is easy to recognize a need for a new approach to computing. While many companies will continue to maintain some in-house resources of their own, most, over the next few years, will outsource from outside providers. The providers offering these services have become known as application service providers (ASPs).

The ASP marketplace is still in its nascent stages, but has so quickly emerged at an astonishing rate to become a leading, driving force of the IT industry today. Due to the recency of the ASP phenomenon, there is not a definitive ASP definition to date. However, various working definitions exist to facilitate a general understanding of this new business model:

            o International Data Corporation (IDC) defines an ASP broadly as a one-to-many service, delivering a packaged software product, typically licensed from the vendor, and bundling related services ranging from IT consulting to information content.

            o Dataquest defines the ASP marketplace as the provision and servicing of business process-enabling applications delivered over a network via a subscription-based outsourcing contract.

            o ASP News defines an ASP as an independent third-party provider of software-based services, which are delivered to customers across a wide area network

            o The ASP Industry Consortium defines the functions of an ASP as an entity that deploys, hosts and manages access to a packaged application to multiple parties from a centrally managed facility. The applications are delivered over networks on a subscription basis. This delivery model speeds implementation, minimizes the expenses and risks incurred across the application life cycle, and overcomes the chronic shortage of qualified technical personnel available in-house.

MARKET SIZING

Although the ASP market is young and somewhat ambiguous, it is nevertheless growing at a rapid rate. Currently, the competitive ASP market has an extremely favorable outlook, and is luring new application vendors from a vast spectrum of the IT industry into the ASP market daily. These include established telecom service providers, systems integrators (SIs), value-added resellers (VARs), next-generation service

    [THE FOLLOWING WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                     Application Outsourcing Market Growth

      --------------------------------------------------------------------------
                       1997        1998        1999        2000         2001
--------------------------------------------------------------------------------
Apps Operation        $0.83       $1.80       $3.52       $4.80       $5.55
--------------------------------------------------------------------------------
End-to-End            $0.22       $0.42       $1.21       $3.75       $9.13
--------------------------------------------------------------------------------
Apps Rental           $0.01       $0.09       $0.39       $1.88       $6.37
--------------------------------------------------------------------------------
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providers (NSPs), electronic service providers (ESPs), independent software vendors (ISVs), Internet service providers (ISPs) and pure-play ASPs. Although some projections are more ambitious than others, there is a general consensus among industry analysts that the ASP revolution is by all indications an upward trend. Forrester Research projects rapid growth from outsourcing of enterprise applications with the total market more than doubling each year to reach $21 billion in 2001. Within that, Forrester projects over 400% average annual growth in the applications rental market, reaching over $6 billion by 2001. Dataquest offers a forecast of the ASP market over the period 1998 to 2003, estimating a total worldwide ASP market to be slightly under $890 million at the end of 1998, and $22.7 billion by 2003. Dataquest bases these forecasts on the assumption that up to 30% of the market for enterprise application software has been sold through an ASP channel.

Current modest revenue figures may be explained by the ASP market's incubation stage, marked by an increasingly aggressive collection of venture capital. VCs pumped $145 million into ASPs last year, up from just $10 million in 1998, according to venture capital research firm Venture Economics. This year promises a substantial increase in VC spending. Among the ASPs that have landed funding by the end of Q1 are Surebridge ($36 million), Jamcracker ($42 million), and Loudcloud ($68 million). These three alone have pulled in a total of $146 million. Aggressively lending support are top-tier investors, including Benchmark Capital, Internet Capital, Kleiner Perkins Caufield & Byers, Goldman Sachs, and Morgan Stanley Dean Witter.

--------------------------------------------------------------------------
Table 1
ASP Market, Worldwide and Regions, 1998 to 2003
($Millions)
==========================================================================
                                                     CAGR (%)
Region                     1998       2003           1998-2003
==========================================================================
==========================================================================
North America              398.6      9,811.0        89.7
==========================================================================
==========================================================================
Europe                     293.1      7,145.5        89.4
==========================================================================
==========================================================================
Rest of World              197.5      5774.8         96.4
==========================================================================
==========================================================================
Grand Total                889.3      22,731.3       91.2
==========================================================================
==========================================================================
Source: Dataquest (November 1999)
==========================================================================

ASP Drivers/enablers/Inhibitors

There have been various enablers and drivers spurring the growth of the ASP market, as well as inhibitors that could slow down its growth:

Market drivers:

      o     Lack of skilled technical labor
      o Shorter technology life cycles and increasingly complex and costly environments
      o     Desire for reduced risk and simplified and complete solutions
      o     The relatively untapped market of small and medium-sized businesses

Market enablers:

      o     Emergence of the Internet as a secure and reliable network
      o     Declining cost of bandwidth
      o Increase in shared applications in client/server-based computing environment
      o     Standardizing business process templates around packaged software

Market inhibitors:

      o     Confusing marketing messages and outsourcing skepticism


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      o     Security issues and the resistance to handing over mission-critical operations
      o     Reliability concerns over technology and infrastructure
      o     Service level and liability concerns

ASP BENEFITS

The current shift toward the ASP model will provide the following benefits to both the emerging and middle market in the short-term, and the larger enterprises in the longer term:

      o     Reduced cost of ownership
      o     IT resources are freed up to focus on the company's core business
      o     Reduced downtime
      o     No needed upgrades
      o     Reduced administrative tasks
      o     Scalability
      o     Rapid implementation
      o     Better cost allocation
      o     Usage monitoring
      o     No support overhead
      o     Customer and suppliers accessibility


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IT Outsourcing Industry - Barry Gant, Research Analyst, Stanford Keene

Information technology (IT) outsourcing is the transfer of components or large segments of an organization's internal IT infrastructure, staff, processes or applications to an external resource/service provider. Outsourcing encompasses the most rudimentary to the most sophisticated IT infrastructure, processes or applications. The convergence of software and IT infrastructure toward an Internet-centric environment has enabled innovative companies to develop extended outsourcing capabilities. The IT outsourcing market can be segmented into three main subgroups:

Application Service Providers (ASP) manage and maintain software applications. An ASP remotely hosts and delivers a packaged application to the client from an off-site location. The client does not claim ownership of the application but instead rents the application from the ASP. (enGyro's target markets are ASPs.)

Business Process Outsourcing (BPO) providers focus on economic and efficient outsourcing solutions for complex but repetitive daily business processes. The processes could be as sophisticated as finance and accounting business functions or more repetitive processes, such as disbursements and payroll. The provider assumes all responsibilities associated with the entire business process. (enGyro participates in this market.)

Platform IT Outsourcing providers offer a range of data center services, including hardware facilities management, onsite and offsite support services, server-vaults and data security disaster recovery capabilities. Platform outsourcing typically involves the transfer of IT facilities, staff or hardware.

The IT outsourcing industry is clearly in the embryonic stages of its life cycle. According to IDC, the worldwide spending for outsourcing services was $89 billion in 1997 and should reach $142 billion by 2002, a 10% compounded annual growth rate (CAGR). Furthermore, IDC estimates the ASP market specifically will grow to $16.2 billion in 2003 from $7.0 billion in 1998, a 19% CAGR.

Key Business Drivers

      o Minimize total cost of ownership - The outsourcing alternative translates into a 30% to 50% annual cost savings depending on the complexity of the application.
      o Predictability of cash flows - Outsourcing eliminates the uncertainties of post-implementation software related expenditures.
      o Focus on core competencies and strategic objectives - Third party implementation and management of an application or business process enables the organization to focus on developing its core competencies.
      o Improve coordination efforts on a global basis - Outsourcing providers can equip organizations with the latest technology and systems to coordinate global operations and expansion.

Key Technical Drivers

      o Shortage of skilled IT labor - Many small to mid-size enterprises cannot afford the time and expense associated with recruiting, training and retaining IT professionals.
      o Obtain technical expertise - Most IT outsourcers are focused on a particular vertical market, business function or application.


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      o     Utilization of emerging technologies and "best-of-breed"
            applications - The outsourcing model allows small to mid-size companies to employ sophisticated applications cost effectively.
      o Accelerated application deployment - META research indicates utilizing an ASP can reduce ERP implementation from over 12 months to several weeks as compared to more traditional channels.
      o Rapidly changing and increasing complexity of technology - Internal IT departments have traditionally struggled to keep pace with the rapid change in IT development and its increasing complexity. Outsourcing resolves the uncertainty by assuming the responsibilities and costs.

Barriers to IT Outsourcing Acceptance

      o Security of information - One of the central challenges to the IT outsourcing concept is the uncertainty regarding the security of proprietary information.
      o Overall quality of service and support - Some of the performance concerns include issues surrounding availability, scalability, bandwidth capacity, and data and network redundancy.
      o Adaptability of software - Most software today is not truly web-enabled.

enGyro is uniquely positioned at this inflection point of IT outsourcing to provide one of the fundamental infrastructure components to stimulate the ASP environment. Not only is enGyro providing a critical business component to a nascent high growth industry, but it also is participating in the burgeoning BPO market. According to Robertson, Stevens and Company, Internet-based Electronic Bill Presentment & Payment (EBP&P) is one of the most important emerging technologies today. It estimates the current market to be at least $1 billion, with rapid growth projected in the coming years.


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Online Automobile Services - Barry Gant, Research Analyst, Stanford Keene

New and used cars account for nearly $600 billion in annual sales nationwide, making the industry one of the economy's biggest drivers. Auto sales dwarf consumer markets such as books, music and travel, which have dominated online consumer sales to date. Sales of new and used automobiles over the Internet have stalled during the last few years, but the market is beginning to heat up now. According to IDC, automobile sales revenue generated will accelerate past the $2.1 billion generated in 1999 and by 2004, it is expected that:

      o     The market for Internet vehicle sales will be worth $27.3 billion.
      o 80% of all car buyers will use the Internet for at least part of the car buying process.
      o 500,000 new and 200,000 used vehicles will be sold over the Internet.

Reducing the cost of any good increases the product's consumption, and there is a lot of room for the Internet to reduce the cost of car buying. For consumers, costs involve the time and patience it takes to wade through a complex process made even more so by the artificial complications introduced by the automobile distribution system.

The technology and opportunity exists to dilute the complications, and the online auto sales industry is more aggressively exploiting online marketing channels. Instead of being merely adjuncts to car dealers' marketing, online firms have begun to change the sales process by simplifying the consumer experience. Online referral systems, which were popular in the past, are falling out of favor. Instead firms that promise online, up-front, no-haggle pricing are increasing in popularity.

The continual development of new formats, partners and strategies clearly indicates that the Internet auto industry is both immature and unstable at this point. Experimentation will continue, but what has yet to be determined is which model will win.

cDemo is uniquely positioned to become the conduit between the seller and the buyer of any used auto. In 1999, two-thirds of the vehicles sold were used - 40 million units totaling $324 billion. Furthermore, the popularity of the Internet as a convenient marketplace and research tool makes it a natural venue for used car sales.


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B-2-B Office Supplies - Barry Gant, Research Analyst, Stanford Keene

The Internet economy surged 63% last year to nearly $524 billion from $322 billion in 1998. According to a study conducted by the University of Texas at Austin's Center for Research in E-commerce, if current trends continue, the Internet will generate $850 billion in electronic commerce transactions this year alone.

A year ago business-to-consumer (B2C) companies were the undisputed darlings of the Web. But in recent months, business-to-business (B2B) companies have stolen the spotlight from their B2C counterparts as venture capital has migrated to potentially more lucrative opportunities.

It's not hard to see why these companies are eager to grab a piece of the B2B pie. While Gartner projects that electronic commerce transactions for personal and household users in North America will grow at a 49% compound annual growth rate (CAGR) from $29 billion this year to almost $141 billion in 2004. Non-financial goods and services sold through B2B e-commerce in North America will skyrocket from $237 billion this year to $2.85 trillion in 2004, an 86% CAGR.

The online purchasing process continues to become more efficient and is primed to meet the unique needs of the small to midsize business market. There are about 7.2 million small businesses in the United States. According to the Small Business Association, small businesses account for half of the Gross Domestic Product and their numbers grow by nearly 1 million a year.

The 19th annual Dun & Bradstreet Small Business Survey, conducted in February and March 2000, found that US small businesses continue to proceed cautiously onto the Internet. Nonetheless, they are definitely increasing their online presence. When compared to the previous survey, the basic shifts noted this year include:

      o 70% of small businesses now have net access, up from 57% during the previous survey
      o     38% have web pages or sites; a 10% gain over 1999
      o Of those small businesses with web sites, 38% have commerce enabled websites; a modest gain from 33% last year

Dun & Bradstreet also found notable changes in how small businesses are using the web. Business (as opposed to personal) purchasing online was the only activity that gained in popularity from one year to the next. Email remained the most used function, but dropped five percentage points while researching, either for business or personal reasons, dropped substantially.

eMarketer puts the number of small businesses online at 4.5 million in 2000, accounting for 60% of all small businesses. It is important to note, however, Internet usage by businesses falls along a continuum -- they are not all equally active on the web. Although 60% of small businesses have websites, eMarketer estimates that only 37% are engaging in e-commerce, and fewer, 34%, have active websites. By 2002, 82% of small businesses will be online, 63% will be engaged in e-commerce and 57% will have active websites.

Business Products International Association estimates that the United States business products market, which consists of office supplies, business machines and office furniture, generates over $250 billion in revenue in


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1999. According to Forrester Research, the online office supply market will grow from $2.9 billion in 1999 to $65 billion in 2003. Most of the growth will be cannibalization of off-line sales from retail outlets.

The top five business products retailers, which are Office Depot, Staples, OfficeMax, Boise Cascade Office Products and US Office Products, control approximately 15% of the total on and off-line business products market. The top three market leaders (OfficeMax, Office Depot, and Staples) have transitioned to the Internet to facilitate and leverage electronic transactions.

Continued investment in site functionality and distribution partnerships by the big three online office supply companies continues to prevent serious competitors from entering this retail category. Each of the three major players has leveraged its existing servicing infrastructure (i.e., phone, fax, and retail outlets) by embracing channel-agnostic marketing strategies. The players have continued to invest in advertising strategies beyond their portal placements; for example, Staples has launched a significant television campaign promoting its Web site functionality. While some pure-plays have attempted to enter the space, the branded players have retained the majority of the online sales.


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Valuation Section

Analysis of Valuation Procedure

Our valuation of these companies' common stock as of May 31, 2000 was performed in a matter consistent with the guidelines set forth in Revenue Ruling 59-60. Although this Revenue Ruling was originally formulated for federal estate and gift tax purposes, its generic approaches, methods, and factors to be considered embody the operational characteristics that willing buyers and willing sellers consider in buying or selling stock in most closely held businesses.

There are many factors that might be considered when valuing a company. Revenue Ruling 59-60 recites eight "fundamental" factors to consider in valuing the stock of a closely-held corporation. These factors are:

      1. The nature of the business and the history of the enterprise from its inception;
      2. The economic outlook in general and the condition and outlook of the specific industry in particular;
      3. The book value of the stock and the financial condition of the business;
      4.    The earnings capacity of the company;
      5.    The dividend paying capacity of the company;
      6. Whether or not the enterprise has goodwill or other intangible value;
      7. Sales of the stock and the size of the block of the stock to be valued;
      8. The market price of the stocks of corporations engaged in the same or similar line of business having their stocks actively traded in a free and open market, either on an exchange or over-the-counter.

The factors, guidelines, techniques and considerations outlined in Revenue Ruling 59-60 are often categorized into three distinct approaches for valuing the stock of closely held companies which are described as follows:

      Asset-based or Cost Approach - In this approach all the assets and liabilities are adjusted to reflect their fair market value. The assets and liabilities are stated on the financial statements at their "book value" which is generally based on historical cost or historical costs less accumulated depreciation. The book value of an asset often bears no relationship to what its current fair market value is. The fair market value of the Subject Company's equity will be the fair market value of the assets less the fair market value of the liabilities. This approach is most appropriately applied to asset-heavy business in a control valuation (e.g., holding companies, finance companies, some manufacturing businesses, some distribution businesses, and non-profit organizations). The limitations of the asset approach include: 1) many intangibles (particularly goodwill); 2) most (asset-light) service business; 3) some (asset-light) distribution businesses (asset-light businesses can have a large amount of intangible value and it is often difficult to value these intangibles separately-either through the market or income approaches); and, 4) minority interests. Methods based directly on the value of the underlying assets of the business less its liabilities. With respect to real estate this usually means obtaining appraisals of the subject properties. The market values of securities are usually derived for marketable securities under this approach.

      Market Approach - In this approach a group of guideline publicly traded or acquired companies can be examined to derive valuation guidance (multiples) that may be applied to the subject company data. A comparative analysis of both qualitative and quantitative similarities and differences


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      between guideline companies and the Subject Company must be made to assess the investment attributes of the guideline companies relative to the Subject Company. This approach can be used for both minority and control valuations as well as almost all types of companies. Methods that compare the subject to similar businesses, business ownership interests, or securities that have been sold primarily in the public markets. Also includes previous arms-length transactions in the Subject Company's stock.

      Income Approach - In this approach income or other anticipated benefits are expressed in monetary terms in the forms of net cash flow, dividends, and various forms of earnings. Anticipated benefits are estimated considering such items as the nature, capital structure, and historical performance of the Subject Company and expected future outlook for the Subject Company, industry, and economy. Anticipated benefits are converted to a value using procedures that consider the expected growth and timing of the benefits, the risk profile of the benefit stream and the time value of money. The conversion of anticipated benefits to value normally requires the determination of a capitalization rate or discount rate. In determining the appropriate rate, the interest rate, rates of return on relevant investments, and the risk characteristics of the benefits are considered. The capitalization rate or discount rate is raised or lowered to reflect the risk associated with the entity's ability to achieve the projected income and the expected growth rate.

Other factors to consider when valuing the stock of a corporation include: lack of control, and lack of marketability or liquidity, all of which warrant a discount. Additionally, lack of management succession, over-reliance on a particular individual, or the personal nature of a particular business could also indicate the appropriateness of a discount. With all of the private companies being considered in this transaction, there are a material number of options and warrants which have been issued in previous rounds of financing. For purposes of our calculations, we have used the basic number of shares outstanding. Due to the lack of marketability of the warrants and options of these private companies and the uncertainty as to the timing or profitability of exercise of the options and warrants, we have chosen not to include these in calculating price per share.


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Valuation Methods for eSupplies

There are numerous market approaches, including: the identification of comparable publicly-traded companies whose securities sell on a free and open market; the examination of definitive and verifiable transaction data available on actual sales of similar privately-held concerns; the existence of actual or potential markets for a security such as buy/sell or shareholder agreements; and past transactions in eSupplies shares.

The application of the market approach method depends on the selection of publicly traded comparative companies that are similar enough to eSupplies so as to provide a meaningful comparison. We identified four companies as guideline companies for eSupplies: Office Depot, Staples, Office Max, and Onvia. The pricing multiples for these companies tend to cluster around the price-to-current fiscal year sales ratio of 1.09x. Multiplying this factor by the subject company's figure results in a value of approximately $5.5 million. Another multiple that showed a cluster was the price-to-next fiscal year sales ratio of 0.51x. Multiplying this factor by the subject company's figure results in a value of approximately $16.9 million, before appropriate discounts and/or premiums for control, comparability and marketability.

Income Approach - The income approach serves to estimate value by considering the income (benefits) generated by eSupplies over a period of time. The discounted cash flow method, along with related capitalized cash flow method, is frequently used in the context of mergers and acquisitions. However, it may serve a wide variety of valuation purposes, including the valuation of both controlling and minority interests. Applying the discounted cash flow method utilizes net cash flow as a measure of the earnings capacity in determining the value of a company's stock. Net cash flow or free cash flow is defined as follows: net income after-tax, plus depreciation & amortization expenses, less capital expenditures, less additional working capital requirements. The analyst then discounts these benefits to present value at an appropriate rate known as a discount rate.

In this instance, we have projected earnings over the next ten years to a stabilized growth rate for eSupplies and discounted the earnings stream back to today's value. Certain assumptions were made for projection purposes and are reasonable based on industry averages. The assumption calculations are shown here in summary:

Business Assumptions:

      1 - No significant general economic changes, including recessions or accelerations;
      2 - No significant market changes;

Financial Assumptions:

      3 - Net Sales were projected through 2004 by management. The remaining years' growth rate was slowed gradually to a normalized rate of 4 percent per annum. For the 10 year period as a whole is estimated to have a compound average annual growth rate of approximately 124 percent;
      4 - Gross margins are expected to be 18.2 percent of net sales for all projection periods and in perpetuity (based on management discussions and historic performance);


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      5 - Operating margins are expected to be negative through 2001. With the assistance of management we have estimated that the operating margins will approach 13 percent over the lifetime of eSupplies;

      6 - Taxes are assumed at the corporate effective rate of 44.0 percent for all projection periods and in perpetuity (reflects a buyer universe that includes individuals, S-corporations, and C-corporations faced with federal and provincial taxes in Canada);

      7 - Working capital additions are expected to be 8.0 percent of sales following the maturing of eSupplies after the initial start-up phase (based on management discussions and industry analysis);

      8 - The final years' projections are used in the terminal value calculation with margins, growth rates, and capital structure remaining constant in perpetuity.

The next step in a discounted cash flow analysis is the derivation of the cost of capital. A firm's cost of capital has three conceptual meanings. On the asset side of the balance sheet, it represents the discount rate that should be used to reduce future values to their present values. On the liability side, it is the economic cost to the firm of attracting and retaining capital in a competitive environment where investors carefully analyze and compare all return generating opportunities. To the investor, it is the opportunity cost of an investment or the expected return that would be earned on the next-best investment.

After the cost of capital is derived, the benefit stream (cash flow) must be discounted or capitalized depending upon the circumstance. To capitalize, the cash flow per share is treated as perpetuity and is capitalized to an indicated value by dividing the cash flow figure by the capitalization rate (discount rate less the long-term growth rate). The discount rate is represented by the required rate of return from the market for an investment with similar characteristics and risks. The discount rate is developed using the Capital Asset Pricing Model (CAPM) in which a risk-free rate with an investment horizon equal to the subject, a beta coefficient (beta is a measure of the risk inherent for a particular company vis-a-vis the stock market as a whole), an equity risk premium, a small company premium, and a specific company premium are summed to produce a required rate of return that the market requires for investments of this nature. The capitalization rate used in the terminal value calculation is the discount rate less the sustainable long-term growth rate. The equation for the CAPM required rate of return follows:

               Re    =      Rf1 + B * (E(Rm-Rf2)) + SCP + SCA
Where:         Re    =      Required return on equity
               Rf1   =      Risk-free rate with an investment horizon to mirror
                            the expected holding period of a typical
                            closely-held security
               B     =      beta
        (E(Rm-Rf2))  =      Expected return on the market in excess of the
                            risk-free rate
               SCA   =      Specific Company Additional Premium

The risk-free rate for the short-term was approximated by the yield on the 30-year Treasury bond that was 6.00 percent on 5/31/00. The beta coefficient was estimated at 1.00 based on market (the market's beta is


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1.0 by definition; with the selected comparison companies mean relevered beta of
1.14). The beta of 1.14 was chosen due based on the comparable companies.

One of the key variables in the CAPM method is the market risk premium. This premium is especially difficult to estimate in the case of a closely-held business because of the lack of trading activity, which makes relative comparisons with the market, proxied by the S&P 500, difficult. One reasonable way of estimating the future market risk premium is by using the long-run historical market risk premium. In their Stock, Bonds, Bills, and Inflation
(SBBI) 1998 Yearbook, Ibbotson and Sinquefield concluded that the arithmetic mean for the long-horizon equity risk premium (large company stock total returns minus long-term government bond yield return) was 7.8 percent for the period 1926-1997. We believe this is a reasonable approach to determine a rate which compensates for volatility inherent in any business and reflects the additional premium the shareholder would demand for risk above that of a Treasury issue especially with the added demands of debt service, etc. SBBI also provides a size premium that represents the risk premium for low capitalization stocks over and above the risk premium for the equity market as a whole. The size premium calculated by SBBI is 3.3 percent for expected capitalization below $261 million. The specific company risk premium encompasses risk adjustments made for factors other than size. These factors include eSupplies's industry, eSupplies's financial risk, diversification of eSupplies's operations, and other operational characteristics.

      The Start-Up Nature of eSupplies. While Willson had been in operation before the buyout of assets in late 1999, eSupplies is essentially a start-up with considerable business risks.

      eSupplies's Financial Risk. eSupplies is currently supporting a large amount of debt relative to projected 2000 sales. Additionally, eSupplies is projected to be EBITDA negative until the end of 2001.

      Diversification of eSupplies's Operations. eSupplies provides products to small and medium businesses. A major factor on the success of eSupplies will be the ability to penetrate the market that is dominated by established brand names and the continued growth of the North American economy.

Based on the above analysis of the risks specific to eSupplies, and particularly due to the uncertainty of eSupplies's ability to penetrate the established marketplace, we believe a company specific risk premium of 17.00 percent is appropriate however, eSupplies inherits a strong management team in Chell.com. The management team has access to financial resources, industry contacts, and has experience building taking companies from the start-up phase to operating as a public company. Thus, we feel that a more appropriate specific company premium would be 15.00 percent. We estimated the growth of eSupplies to be 4.0 percent over the long-term due to coincide with the long-term growth rate of the economy. The weighted average cost of capital is estimated to be between 29.5 and 31.1 percent.

Also considered in the valuation of eSupplies were prior transactions in the stock. In particular, in May 2000, a party holding convertible debentures of eSupplies converted the debt to equity at a price of $6 per share. In the transaction, $6 million of debt was retired, which reduced the risk involved with the Company's business model.


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The tax rate was assumed at 44.0 percent (due to the estimated federal and provincial taxes in Canada). Using the discussed assumptions, the value of eSupplies' equity before appropriate discounts ranged between $19.88 million and $23.34 million.

Other methods for the valuation of eSupplies, which were considered but not used include the following:

I. Net Book Value Adjusted to Market Value, or adjusted net worth of a company should be given adequate consideration in determining the value of a business. However, the adjusted net worth is most appropriate when determining the liquidation value of a business or the value of a holding/investment company. In these situations, the most common adjustments are made to reflect the market value of inventory, investments, and fixed assets. Therefore, since the valuation of eSupplies is based on the assumption that it will continue as a going concern, this method is not considered appropriate for the valuation of eSupplies.

II. The Discount of Dividends method was considered but not utilized in this valuation. The models indicating value as a sole function of dividends prove to be highly subjective. Dividends are not paid, nor are expected to be paid in the future, therefore, this method is not considered appropriate for the valuation of eSupplies.


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Valuation Methods for enGyro

There are numerous market approaches, including: the identification of comparable publicly-traded companies whose securities sell on a free and open market; the examination of definitive and verifiable transaction data available on actual sales of similar privately-held concerns; the existence of actual or potential markets for a security such as buy/sell or shareholder agreements; and past transactions in enGyro shares.

We compiled a list of comparable companies to enGyro with the use of proprietary databases developed by Stanford Keene with the use of estimates provided by I/B/E/S. Analyzing the industry as a whole often yields information that may be useful in the final value determination of a private company. The application of the market approach method depends on the selection of publicly traded comparative companies that are similar enough to enGyro so as to provide a meaningful comparison. We identified six companies as guideline companies for enGyro: Automated Data Processing, Cybersource Corp., Daleen Technologies, Convergys, BottomLine Technologies, and First Data. For these selected companies the price-to-current fiscal year sales ratio and price-to-forward sales ratios had averages of 6.22x and 4.33x, respectively. An interpretation of these metrics is that the investing public is willing to pay $6.22 and $4.33, respectively, for each $1.00 of current fiscal year and next fiscal year sales produced by the average company in this selection. Using the price-to-current fiscal year sales ratio and price-to-forward sales ratios, the value of enGyro, on a minority basis is approximately $373 thousand and $10.8 million, respectively, before appropriate discounts and/or premiums for control, comparability and marketability.

Income Approach - The income approach serves to estimate value by considering the income (benefits) generated by enGyro over a period of time. The discounted cash flow method, along with related capitalized cash flow method, is frequently used in the context of mergers and acquisitions. However, it may serve a wide variety of valuation purposes, including the valuation of both controlling and minority interests. Applying the discounted cash flow method utilizes net cash flow as a measure of the earnings capacity in determining the value of a company's stock. Net cash flow or free cash flow is defined as follows: net income after-tax, plus depreciation & amortization expenses, less capital expenditures, less additional working capital requirements. The analyst then discounts these benefits to present value at an appropriate rate known as a discount rate.

In this instance, we have projected earnings over the next ten years to a stabilized growth rate for enGyro and discounted the earnings stream back to today's value. Certain assumptions were made for projection purposes and are reasonable based on industry averages. The assumption calculations are shown here in summary:

Business Assumptions:

      1 - No significant general economic changes, including recessions or accelerations;
      2 - No significant market changes;

Financial Assumptions:

      3 - Net Sales were projected through 2004 by management. The remaining years' growth rate was slowed gradually to a normalized rate of 4 percent per annum. For the 10-year


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      period as a whole is estimated to have a compound average annual growth rate of approximately 313 percent;

      4 - Gross margins are expected to be negative for the first two years of operations before accelerating to 77 percent of net sales by 2004(based on management projections). Between 2004 and 2010 we anticipate that gross margins will fall as the competitive landscape increases for enGyro to a final level of 55 percent in perpetuity;

      5 - Operating margins are expected to be negative through 2001. Management estimates that the operating margins will rise to 64 percent in 2004. Following the rise through 2004, we believe that the competitive nature of the industry will drive margins for enGyro down to 43 percent. It should be noted that we feel that these estimates are very aggressive.

      6 - Taxes are assumed at the corporate effective rate of 40.0 percent for the all projection periods and in perpetuity (reflects a buyer universe that includes individuals, S-corporations, and C-corporations);

      7 - Working capital additions are expected to fall throughout time to 2.0 percent of sales for the maturing of enGyro after the initial start-up phase (based on management discussions and industry analysis);

      8 - The final years' projections are used in the terminal value calculation with margins, growth rates, and capital structure remaining constant in perpetuity.

The next step in a discounted cash flow analysis is the derivation of the cost of capital. A firm's cost of capital has three conceptual meanings. On the asset side of the balance sheet, it represents the discount rate, which should be used to reduce future values to their present values. On the liability side, it is the economic cost to the firm of attracting and retaining capital in a competitive environment where investors carefully analyze and compare all return generating opportunities. To the investor, it is the opportunity cost of an investment or the expected return that would be earned on the next-best investment.

After the cost of capital is derived, the benefit stream (cash flow) must be discounted or capitalized depending upon the circumstance. To capitalize, the cash flow per share is treated as perpetuity and is capitalized to an indicated value by dividing the cash flow figure by the capitalization rate (discount rate less the long-term growth rate). The discount rate is represented by the required rate of return from the market for an investment with similar characteristics and risks. The discount rate is developed using the Capital Asset Pricing Model (CAPM) in which a risk-free rate with an investment horizon equal to the subject, a beta coefficient (beta is a measure of the risk inherent for a particular company vis-a-vis the stock market as a whole), an equity risk premium, a small company premium, and a specific company premium are summed to produce a required rate of return that the market requires for investments of this nature. The capitalization rate used in the terminal value calculation is the discount rate less the sustainable long-term growth rate. The equation for the CAPM required rate of return follows:

            Re    =      R(f1) + B * (E(R(m)-R(f2))) + SCP + SCA


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Where:         Re    =      Required return on equity
               R(f1) =      Risk-free rate with an investment horizon to mirror
                            the expected holding period of a typical
                            closely-held security
               B     =      beta
    (E(R(m)-R(f2)))  =      Expected return on the market in excess of the
                            risk-free rate
               SCP   =      Small Company Premium (Ibbotson - micro
                            capitalization)
               SCA   =      Specific Company Additional Premium

The risk-free rate for the short-term was approximated by the yield on the 30-year Treasury bond that was 6.00 percent on 5/31/00. The beta coefficient was estimated at 1.00 based on market comparison (the market's beta is 1.0 by definition; with the guideline companies mean beta of 1.64). The beta of 1.64 was chosen due to the guideline companies. One of the key variables in the CAPM method is the market risk premium. This premium is especially difficult to estimate in the case of a closely-held business because of the lack of trading activity, which makes relative comparisons with the market, proxied by the S&P 500, difficult. One reasonable way of estimating the future market risk premium is by using the long-run historical market risk premium. In their Stock, Bonds, Bills, and Inflation (SBBI) 1998 Yearbook, Ibbotson and Sinquefield concluded that the arithmetic mean for the long-horizon equity risk premium (large company stock total returns minus long-term government bond yield return) was 7.8 percent for the period 1926-1997. We believe this is a reasonable approach to determine a rate which compensates for volatility inherent in any business and reflects the additional premium the shareholder would demand for risk above that of a Treasury issue especially with the added demands of debt service, etc. SBBI also provides a size premium that represents the risk premium for low capitalization stocks over and above the risk premium for the equity market as a whole. The size premium calculated by SBBI is 3.3 percent for expected capitalization below $261 million. The specific company risk premium encompasses risk adjustments made for factors other than size. These factors include enGyro's industry, enGyro's financial risk, diversification of enGyro's operations, and other operational characteristics.

      enGyro's Industry. The industry segment that enGyro operates in is showing growth much above the growth of the population as a whole. There are low barriers to entry for the ASP industry as a whole. There is risk with enGyro that the business model is unproven from both a corporate and an industry standpoint.

      enGyro's Financial Risk. enGyro will need to access the capital markets in the coming two years as enGyro moves from start-up to growth phase. It is unknown at this point how enGyro will access these markets or the costs.

      Diversification of enGyro's Operations. enGyro provides services to Internet based companies and consumers. While services provided are related, they are not dependent on one another. A major factor on the success of the services is the continuing adaptation of the Internet on a business and personal basis, and the adaptation of the Application Service Provider model as a delivery method for software applications, both of which would have a positive impact on enGyro in the short and intermediate term. Although the industry factors are positive, it is unknown how enGyro's products will be accepted in the industry or whether enGyro will have the pricing leverage that management projects.


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Based on the above analysis of the risks specific to enGyro, we believe a company specific risk premium of 28.00 percent is appropriate. We estimated the growth of enGyro to be 4.0 percent over the long-term due to coincide with the long-term growth rate of the economy. The weighted average cost of capital is estimated to be between 43.0 and 44.5 percent. The tax rate was assumed at 40.0 percent.

In January 2000, enGyro received seed money to assist enGyro in the early stage development of the business plan and in hiring proper management and support staff for the Company. The Company's business plan has developed considerably and the technology has advanced from development stages to beta testing stages. While it is necessary to consider all transactions in a stock when evaluating the fair market value, significant value of enGyro has been created in the last 3 months with the development of technologies and the hiring of a management team which has experience in the public market and in particular, the ASP industry.

Using the discussed assumptions, the value of enGyro's equity before appropriate discounts is between $33.56 and $35.67 million.

Other methods for the valuation of enGyro which were considered but not used include the following:

I. Net Book Value Adjusted to Market Value, or adjusted net worth of a company should be given adequate consideration in determining the value of a business. However, the adjusted net worth is most appropriate when determining the liquidation value of a business or the value of a holding/investment company. In these situations, the most common adjustments are made to reflect the market value of inventory, investments, and fixed assets. Therefore, since the valuation of enGyro is based on the assumption that it will continue as a going concern, this method is not considered appropriate for the valuation of enGyro.

II. The Discount of Dividends method was considered but not utilized in this valuation. The models indicating value as a sole function of dividends prove to be highly subjective. Dividends are not paid, nor are expected to be paid in the future, therefore, this method is not considered appropriate for the valuation of enGyro.


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Valuation Methods for cDemo

There are numerous market approaches, including: the identification of comparable publicly-traded companies whose securities sell on a free and open market; the examination of definitive and verifiable transaction data available on actual sales of similar privately-held concerns; the existence of actual or potential markets for a security such as buy/sell or shareholder agreements; and past transactions in cDemo shares.

We compiled a list of comparable companies to cDemo with the use of proprietary databases developed by Stanford Keene. Analyzing the industry as a whole often yields information that may be useful in the final value determination of a private company. The application of the market approach method depends on the selection of publicly traded comparative companies that are similar enough to cDemo so as to provide a meaningful comparison. We identified four companies as guideline companies, which, while none has a product that is comparable to cDemo, as an aggregate we feel that they could assist in placing a fair valuation on cDemo. These companies are: eBay, Autobytel.com, Autoweb.com, LendingTree, AutoNation, and e-Loan. When applying market valuations derived from these companies to cDemo, we see that cDemo would have a public market value of $16.4 million based on a price-to-next year's sales value of 1.13x. An interpretation of these metrics is that the investing public is willing to pay $1.13 for each $1.00 of sales in the next fiscal year produced by the average company in this selection. The valuation derived for cDemo is before appropriate discounts and/or premiums for control, comparability and marketability.

Income Approach - The income approach serves to estimate value by considering the income (benefits) generated by cDemo over a period of time. The discounted cash flow method, along with related capitalized cash flow method, is frequently used in the context of mergers and acquisitions. However, it may serve a wide variety of valuation purposes, including the valuation of both controlling and minority interests. Applying the discounted cash flow method utilizes net cash flow as a measure of the earnings capacity in determining the value of a company's stock. Net cash flow or free cash flow is defined as follows: net income after-tax, plus depreciation & amortization expenses, less capital expenditures, less additional working capital requirements. The analyst then discounts these benefits to present value at an appropriate rate known as a discount rate.

In this instance, we have projected earnings over the next ten years to a stabilized growth rate for cDemo and discounted the earnings stream back to today's value. Certain assumptions were made for projection purposes and are reasonable based on industry averages. The assumption calculations are shown here in summary:

Business Assumptions:

      1 - No significant general economic changes, including recessions or accelerations;
      2 - No significant market changes;

Financial Assumptions:

      3 - Net Sales were projected through 2004 by management. The remaining years' growth rate was slowed gradually to a normalized rate of 4 percent per annum;

      4 - Gross margins are expected to be between 70 and 77 percent during the period which


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      management has projected. As the margins had been slipping from 2001 to
      2004, we pushed margins down to 55 percent in 2010, where they remained in perpetuity;

      5 - Operating margins are expected to be negative until 2002. Management estimates that the operating margins will rise to 43.8 percent in 2004. Following the rise through 2004, we believe that operating margins will slip gradually through 2010 with a perpetual rate of 30 percent being used for the cash flow modeling;

      6 - Taxes are assumed at the corporate effective rate of 40.0 percent for the all projection periods and in perpetuity (reflects a buyer universe that includes individuals, S-corporations, and C-corporations);

      7 - Working capital additions are expected to fall throughout time to 2.0 percent of sales for the following the maturing of cDemo after the initial start-up phase (based on management discussions and industry analysis);

      8 - The final years' projections are used in the terminal value calculation with margins, growth rates, and capital structure remaining constant in perpetuity.

The next step in a discounted cash flow analysis is the derivation of the cost of capital. A firm's cost of capital has three conceptual meanings. On the asset side of the balance sheet, it represents the discount rate that should be used to reduce future values to their present values. On the liability side, it is the economic cost to the firm of attracting and retaining capital in a competitive environment where investors carefully analyze and compare all return generating opportunities. To the investor, it is the opportunity cost of an investment or the expected return that would be earned on the next-best investment.

After the cost of capital is derived, the benefit stream (cash flow) must be discounted or capitalized depending upon the circumstance. To capitalize, the cash flow per share is treated as perpetuity and is capitalized to an indicated value by dividing the cash flow figure by the capitalization rate (discount rate less the long-term growth rate). The discount rate is represented by the required rate of return from the market for an investment with similar characteristics and risks. The discount rate is developed using the Capital Asset Pricing Model (CAPM) in which a risk-free rate with an investment horizon equal to the subject, a beta coefficient (beta is a measure of the risk inherent for a particular company vis-a-vis the stock market as a whole), an equity risk premium, a small company premium, and a specific company premium are summed to produce a required rate of return that the market requires for investments of this nature. The capitalization rate used in the terminal value calculation is the discount rate less the sustainable long-term growth rate. The equation for the CAPM required rate of return follows:

               Re    =      R(f1) + B * (E(R(m)-R(f2))) + SCP + SCA
Where:         Re    =      Required return on equity
             R(f1)   =      Risk-free rate with an investment horizon to mirror
                            the expected holding period of a typical
                            closely-held security
               B     =      beta


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    (E(R(m)-R(f2)))  =      Expected return on the market in excess of the
                            risk-free rate
               SCP   =      Small Company Premium (Ibbotson - micro
                            capitalization)
               SCA   =      Specific Company Additional Premium

The risk-free rate for the short-term was approximated by the yield on the 30-year Treasury bond that was 6.00 percent on 5/31/00. The beta coefficient was estimated at 1.00 based on market comparison (the market's beta is 1.0 by definition; with the guideline companies mean beta of 1.69). The beta of 1.69 was chosen due to the guideline companies with an emphasis on Internet companies who derive their revenues via a referral model. One of the key variables in the CAPM method is the market risk premium. This premium is especially difficult to estimate in the case of a closely-held business because of the lack of trading activity, which makes relative comparisons with the market, proxied by the S&P 500, difficult. One reasonable way of estimating the future market risk premium is by using the long-run historical market risk premium. In their Stock, Bonds, Bills, and Inflation (SBBI) 1998 Yearbook, Ibbotson and Sinquefield concluded that the arithmetic mean for the long-horizon equity risk premium (large company stock total returns minus long-term government bond yield return) was 7.8 percent for the period 1926-1997. We believe this is a reasonable approach to determine a rate which compensates for volatility inherent in any business and reflects the additional premium the shareholder would demand for risk above that of a Treasury issue especially with the added demands of debt service, etc. SBBI also provides a size premium that represents the risk premium for low capitalization stocks over and above the risk premium for the equity market as a whole. The size premium calculated by SBBI is 3.3 percent for expected capitalization below $261 million. The specific company risk premium encompasses risk adjustments made for factors other than size. These factors include cDemo's industry, cDemo's financial risk, diversification of cDemo's operations, and other operational characteristics.

      cDemo's Start-Up Nature. cDemo has yet to sign up any partners and has received little funding at this point. There is significant risk in the business model and the likelihood of success can be considered low at this point.

      cDemo's Financial Risk. cDemo will need several rounds of financing during the next two years to continue operations and roll out the proposed product.

      Acceptance of cDemo's Business Model. It has yet to be seen whether consumers will utilize the Internet to its fullest when purchasing big ticket items such as cars. While this is a risk, analysts believe that consumers are using the Internet as a source of information for these purchases, which is the central concept behind the cDemo business model.

Based on the above analysis of the risks specific to cDemo, we believe a company specific risk premium of 35.00 percent is appropriate, however, cDemo has a stronger management team than other companies in a similar position in technology development. The management team has access to financial resources, industry contacts, and has experience building/taking companies from the start-up phase to operating as a public company. Thus, we feel that a more appropriate specific company premium would be 33.00 percent. We estimated the growth of cDemo to be 4.0 percent over the long-term due to coincide with the long-term growth rate of the economy. The weighted average cost of capital for this discussion was estimated to fall between 41.5 and 43.8 percent.


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The tax rate was assumed at 40.0 percent. Using the discussed assumptions, the value of cDemo's equity before appropriate discounts is between $13.23 million and $15.84 million.

Other methods for the valuation of cDemo which were considered but not used include the following:

I. Net Book Value Adjusted to Market Value, or adjusted net worth of a company should be given adequate consideration in determining the value of a business. However, the adjusted net worth is most appropriate when determining the liquidation value of a business or the value of a holding/investment company. In these situations, the most common adjustments are made to reflect the market value of inventory, investments, and fixed assets. Therefore, since the valuation of cDemo is based on the assumption that it will continue as a going concern, this method is not considered appropriate for the valuation of cDemo.

II. The Discount of Dividends method was considered but not utilized in this valuation. The models indicating value as a sole function of dividends prove to be highly subjective. Dividends are not paid, nor are expected to be paid in the future, therefore, this method is not considered appropriate for the valuation of cDemo.

The value of cDemo relies heavily on the ability to secure financing in the future. For our purposes, we valued cDemo in the financial state in which it existed on May 31, 2000. When management of cDemo secures financing to ensure that the projections outlined in the business plan are attainable in the short term, the risk premium assigned to cDemo will be reduced, which will yield a higher enterprise value for cDemo.


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Valuation Adjustments

Lack of Control (minority interest)

Due to a lack of control, a non-control discount can be applied to the value indication of an entity's Discounted Cash Flow to remove the value associated with the benefits of such control. Every condition that limits the power of the shareholder is reason to impose a discount in order to arrive at fair market value for the interest. This is driven by the fact that the only recourse to unfair treatment as a minority shareholder would be through expensive legal remedies that could decrease value even further. The inability of the minority members to help make key decisions, such as business policy, distribution payments, compensation matters, etc., reduces what an investor might pay for an interest in the companies. The minority member has no ability to force liquidation or dissolution except under certain circumstances when all the members agree to dissolution entitling them to their pro rata share of the Company's net assets.

One method used to determine the amount of adjustment for a non-controlling interest is to examine information from the public markets. The Mergerstat Review annually presents statistics on control premiums paid for public companies above their pre-takeout trading price. These studies can then be adjusted to derive the implied non-controlling discounts that were inherent in the trading non-control interest. During the nineteen-year epoch the non-control discounts have ranged from a low of 21.5 percent to a high of 30.8 percent with an average of 24.72 percent. Over the past five years the non-control discounts have averaged between 21.5 percent and 25.9 percent with the 1997 average at
21.6 percent and the five-year average at 23.3 percent. The results derived from these and other studies verify a discount, it is not usually determinative of the proper discount to be applied in a given case.

 Year of   Number of      Average Premium Paid over     Median Premium Paid      Implied Minority Discount
 Buyout   transactions             Mkt (%)                      (%)                         (%)
  1980        169                   49.9                        44.6                       30.8
  1981        166                   48.0                        41.9                       29.5
  1982        176                   47.4                        43.5                       30.3
  1983        168                   37.7                        34.0                       25.4
  1984        199                   37.9                        34.4                       25.6
  1985        331                   37.1                        27.7                       21.7
  1986        333                   38.2                        29.9                       23.0
  1987        237                   38.3                        30.8                       23.5
  1988        410                   41.9                        30.9                       23.6
  1989        303                   41.0                        29.0                       22.5
  1990        175                   42.0                        32.0                       24.2
  1991        137                   35.1                        29.4                       22.7
  1992        142                   41.0                        34.7                       25.8
  1993        173                   38.7                        33.0                       24.8
  1994        260                   41.9                        35.0                       25.9
  1995        324                   44.7                        29.2                       22.6
  1996        381                   36.6                        27.3                       21.5
  1997        487                   35.7                        27.5                       21.6
                                    ----                        ----                       ----
         Mean ==>                  40.73                       33.04                      24.72
         Median ==>                39.85                       31.45                      23.90


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
         STD ==>                    4.36                        5.36                       2.90

            Source: Mergerstat Review 1997. (Los Angeles: Houlihan Lokey Howard & Zurkin, 1998.) Discount calculated by Willamette Management Associates and Financial Research, Inc.

            Notes: 1) The premium paid over market is a percentage based on the buyout price over the market price of the seller's stock five business days prior to the announcement date.
            2) Formula: 1 - ( 1 / ( 1 + Median Premium Paid )).
            3) STD equals Standard Deviation.

In the case of the block of the privately held stock in cDemo, we believe that the discount for lack of control should be minimal considering the amount of stock being transferred in each case. For this reason we have chosen to apply a discount of 5 percent to each block.


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Discount for Lack of Marketability (liquidity)

The Internal Revenue Service as well as traders in non-public securities have long recognized that ownership in a closely-held entity is far less attractive to investors than shares in a similar entity whose ownership interests have ready access to the general public. Lack of marketability discounts exists because there are few buyers who are willing to pay full value for shares in a business that is non-marketable or carries restrictions/limitations on transfer. As a result, it is appropriate to mark down the value to reflect the disinterest on the open market for such an asset. Although the IRS acknowledges in its own valuation guide that a discount is proper, every situation is unique and there are no firm guidelines in determining the extent of this discount.

Research attempting to quantify lack of marketability discounts has followed two approaches: 1) studies of transactions in the restricted stock of publicly-traded companies; and 2) studies of private transactions in stock of companies which subsequently had initial public offerings (IPO's). Restricted stock is issued through the private placement by a publicly traded company. The stock has not been registered with the Securities and Exchange Commission (SEC) and is thus "restricted" from trading in the public market for a certain period of time. Purchasers of this type of security require a discount from the issuing company's publicly-traded stock due to the lack of marketability or illiquidity. Many studies have been performed since the 1960's attempting to quantify this discount for marketability. Discounts have ranged between 0.0 percent and 90.0 percent with an average of 35.0 percent.

                       Summary of Restricted Stock Studies

Study                                         Period          Average Discount%
SEC, Overall Average                        1966-1969                25.8
SEC, Nonreporting OTC Companies             1966-1969                32.6
Gelman                                      1968-1970                33.0
Trout                                       1668-1972                33.5*
Moroney                                         NA                   35.6
Maher                                       1968-1973                35.4
Standard Research Consultants               1978-1982                45.0*
Willamette Management Associates, Inc.      1981-1984                31.2*
Silber                                      1981-1988                33.8
FMV Opinions, Inc.                          1979-1992                23.0
Management Planning, Inc.                   1980-1995                27.7
                                                                     ----
* Median Discounts                                 Mean ==>          32.4
                                                 Median ==>          33.0
                                                    STD ==>           5.8

As delineated by the table above, the average discount varies from a low of 23.0 percent in the FMV Opinions, Inc. study to a high of 45.0 percent in the Standard Research Consultants study. The mean of these


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studies dating back to 1966 through 1995 is 32.4 percent with the median at 33.0 percent. The Management Planning, Inc. study is the most recent study (completed in 1995) with a mean of 27.7 percent that signifies that the discounts are becoming slightly smaller through time. However, this is just one series of surveys; a more indicative measure would be to replicate the other studies for more current time periods for comparison to past periods.

IPO studies have analyzed stock transactions of companies when they were private that subsequently had an initial public offering. The marketability discount is usually determined as the difference between the stock price at the time of the public offering and the price of the stock in an arm's length transaction prior to the IPO. The two well-recognized studies which examine IPO's are the Baird studies which indicated a discount of 40.0 to 45.0 percent and the Willamette Management Association studies which indicated a range of 40.0 to 50.0 percent.

                     Summary of Private Transaction Studies
                                                                        Median
Study                          Period             # of trans.          Discount%
Baird                        1995-1997                 91                  42.0
Baird                        1995-1994                 46                  45.0
Baird                        1992-1993                 54                  44.0
Willamette                      1993                  110                  53.3
Willamette                      1992                   75                  52.4
Baird                        1990-1992                 35                  40.0
Willamette                      1991                   34                  31.8
Willamette                      1990                   23                  48.5
Baird                        1989-1990                 23                  40.0
Willamette                      1989                   19                  50.4
Baird                        1987-1989                 27                  45.0
Willamette                      1988                   19                  51.8
Willamette                      1987                   40                  43.8
Willamette                      1986                   74                  47.5
Baird                        1985-1986                 21                  43.0
Willamette                      1985                   25                  43.2
Willamette                      1984                   33                  74.4
Willamette                      1983                  214                  60.7
Willamette                   1982-1980                113                  55.5
Baird                        1980-1981                 13                  66.0
Willamette                      1979                   17                  62.9
Willamette                   1975-1978                 31                  54.7
                                                                           ----
                                                          Mean ==>         49.8
                                                        Median ==>         48.0
                                                           STD ==>          9.8

In each of the above studies the lack of marketability discounts determined were for minority interests, not a controlling interest. In this valuation, we are valuing a minority interest. Factors that specifically affect the discount for lack of marketability are as follows:

       Size of the Subject Block. As discussed above, controlling interests and minority interests in


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closely-held companies are affected by marketability in distinct ways. While both interests are subject to marketability considerations, the appropriate discount for lack of marketability for a 70.0 percent controlling interest is likely to be less than that for a 3.0 percent minority interest. The interest under consideration in each case is a minority position that is significantly more difficult to sell than a controlling interest in these privately-held company. This fact would increase the lack of marketability discount.

Payment of Dividends. This factor tends to have a large impact on the appropriate discount, with higher distribution pay outs linked to lower discounts for marketability. This makes intuitive sense as total returns to an investor come from both dividends plus sale of principal, and dividends are not affected by the illiquidity of the underlying holding. The companies being considered do not pay dividends. This fact would increase the lack of marketability discount.

Restrictions on Marketability. Restrictions on transferability can increase marketability discounts while put rights or other contractual obligations can reduce them substantially. There are no restrictions that Stanford Keene has been made aware of for these companies.

Size of the Subject Entity. The size of the entity is inversely related to the size of the discount. This may be credited to the ability of larger companies to continue to survive in the long run and through economic downturns. The fair market value of these companies fall in the microcap category (i.e., small) before discounts and/or premiums and thus indicates greater volatility and risk than in a typical situation. This fact would have a neutral effect on the lack of marketability discount.

Creditworthiness of the Firm. This consideration is negatively related to the discount size as the risk of long-term holding may be significantly reduced. Also, in the case of operating companies, the liquidity/creditworthiness of the firm would increase the ability/probability of the firm to redeem its shares. The companies are considered creditworthy. The possible exception to this would be eSupplies, which purchased the assets of Willson out of receivership. eSupplies may demand a higher than average discount factor while the other companies would be below average.

Prospects of Future Public Offering. The likelihood of a future public offering would decrease the illiquidity discount while the lack of any future offering may increase the discount for lack of marketability. Some of the companies being analyzed have plans to file an Initial Public Offering in the coming two years. This fact would have a decrease the lack of marketability discount. Listed below are the National Association of Security Dealers Automated Quotation system (NASDAQ) minimum initial requirements.

                          NASDAQ Requirements                           Initial Listing
                          Net Tangible Assets                            $6.0 million
  Pretax Income in the latest Fiscal Year or 2 of last 3 fiscal years    $2.0 million
                             Public Float                                $1.1 million
                     Market Value of Public Float                        $8.0 million
                           Minimum Bid Price                                 $5.00
                    Shareholders: Round Lot Holders                           400


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                             Market Makers                                     3

In David B. H. Chaffe, III's article, Option Pricing as a Proxy for Discount for Lack of Marketability in Private Company Valuations," in the December 1993 edition of the Business Valuation Review, he purported that estimating the cost of a put option as a proxy for measuring discounts for marketability. Chaffe gives the following explanation for this approach:

      When provided with an option to sell, otherwise non-marketable shares are given marketability. (For instance, we see this type of provision in Employee Share Ownership Plans where, in such cases, marketable level values are found.)

      Following this logic, the cost or price of the option to sell (a put option) represents all (or a major portion) of the discount to be taken from the marketable price to price the nonmarketable shares.

      To summarize, if one holds restricted or nonmarketable stock and purchases an option to sell those shares at the free market price, the holder has, in effect, purchased marketability for the shares. The price of the put is the discount for lack of marketability.

The article goes on to present empirical results of a study of the cost of such options. He concludes, "A range of put prices of approximately 28% to 41% of the marketable price of the marketable price is shown at the two-year intercept." This is supportive of the discounts concluded in restricted stock studies, where restrictions usually lapse in two years or less. Chaffe goes on to disclose, "At the four-year intercept, these ranges are 32% to 49%, after which time increases do not substantially change the put price." This range is supportive of the higher discounts concluded in the Baird and Willamette studies, where there was no guaranteed market within two years.

A US Tax Court case, Bernard Mandelbaum, et al v. Commissioner of Internal Revenue (T.C. Memo 1995-255 (June 13, 1995)), raised issues concerning specific factors to be considered in determining the level of marketability discounts applicable to a specific interest.

The Court started with the "benchmark" ranges of discounts as the starting factor out of ten in total and adjusted the discount range up or down (or none) based on its assessment of whether the specific factor under consideration made the interest less or more marketable. In that effort, we have assessed these same factors below as they relate (or not) to the shares of the companies of Chell.com Ltd.:

      1. The value of the subject company's privately traded securities vis-a-vis its publicly traded securities, or, if the subject company does not have stock that is traded both publicly and privately, the cost of a similar company's public and private stock. To determine a marketability discount for unlisted stock, sales of similar interests in like companies are frequently considered. Numerous studies have been made with respect to this factor. Studies have found that the average marketability discount for a public company's transfer of restricted stock is 35 percent, and that the average discount for IPO's is 45 percent, we use these figures as benchmarks of the marketability discount for these interests at hand.


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      2. An analysis of the subject company's financial statement. Investors normally regard the analysis of a company's financial statements as a significant factor in determining the worth of a company's stock. Consider the results of annual operations, balance sheet, type of financial statement opinion by an independent CPA, quality of earnings, ratio analysis, etc. The companies are start-ups and have no historical statements to base this analysis on. This would result in an above average discount for lack of marketability.

      3. The company's dividend-paying capacity, its history of paying dividends, and the amount of its prior dividends. Critical to this factor is whether an investor will receive a fair rate of return on his or her investment. The fact that a company pays small or no dividends will not always negatively affect the company's marketability. Even if the company seldom pays dividends, an investor may aim to participate in the company's success mainly through the appreciation in the value of his or her stock brought on by retained earnings and the possibility of a future return. The shares being considered do not pay dividends. This indicates an above average discount for the lack of marketability.

      4. Nature of the company, its history, its position in the industry, and its economic outlook. These companies are start-ups. They have little operating history, and in some cases they have assets and a concept which needs to be developed. This would increase the lack of marketability discount.

      5. The company's management. The current management is well trained and attuned to the industry and customers. This would indicate a below average discount for the lack of marketability for these interests.

      6. The degree of control transferred with the block of stock to be valued. Control reflects a shareholder's ability to direct a company through his or her dictation of its policies, procedures, or operations. Control of a closely held company represents an element of value that justifies a higher value for a controlling block of stock that is merely a minority interest in the company. There is little control inherent in the minority position being valued. This indicates an above average discount for the lack of marketability for these interests.

      7. Any restriction on the transferability of the company's stock. There are no restrictions on the transferability of each company's stock that Stanford Keene has been made aware of. This would decrease the discount for the lack of marketability for these interests.


      8. The period of time for which an investor must hold the subject stock to realize a sufficient profit. An interest is less marketable if an investor must hold it for an extended period of time in order to reap a sufficient profit. Market risk tends to increase (and marketability tends to decrease), as the holding period gets longer. The shares do not pay dividends, nor are they expected to in the future, therefore, this indicates an above average discount for the lack of marketability for these interests.

      9. The Company's redemption policy. Shares cannot be sold back to the Company. This indicates an above average discount for the lack of marketability for these interests.


It is unlawful to photocopy or otherwise reproduce all or any portion of this
report without the prior written consent of Stanford Keene.                   47

              Copyright 2000, Stanford Keene. All Rights Reserved.

      10. The cost of effectuating a public offering of the stock to be valued (e.g., legal, accounting, and underwriting fees). An above average discount is warranted if the buyer completely bears the cost of registering the purchased stock. The discount is lessened, however, to the extent that the buyer has the ability to minimize his or her registration costs. Registration costs may be minimal to the buyer, for example, if he or she has the right to compel the company to register (or otherwise `piggyback') the unlisted shares at its expense. A public offering is likely in this situation. This indicates a below average discount for the lack of marketability for these interests.

In the case of the interest being valued in enGyro, there is control being transferred in this transaction, but the shares in question are restricted for 6 to 24 months following the initial public offering of the Company. We feel that the restrictions add to the small discount for the lack of marketability which otherwise may be used, and thus a 10 percent discount should be used.

For the 480,000 shares of cDemo being considered we feel that the desire to take this Company public in the coming two to three years and the significance of the block being transferred is outweighed by the start-up nature of the company, the lack of operating assets and the numerous questions which still surround the Company in regards to the future partnerships and the lack of a revenue stream until 2002. With these factors in mind, we feel that the appropriate marketability discount is 20 percent.


It is unlawful to photocopy or otherwise reproduce all or any portion of this
report without the prior written consent of Stanford Keene.                   48

              Copyright 2000, Stanford Keene. All Rights Reserved.

Correlation of Valuation Results and Conclusion for eSupplies

With a transaction occurring in eSupplies' common stock in the month prior to our valuation date of $6, we feel that this accurately represents the fair market value of the stock at this time. While other methods were available, this approach is believed to be the most reliable and accurate in this situation. Based on our investigation and analysis, the fair market value of 962,500 shares of the Class-A common stock of eSupplies, on a minority basis, as of May 31, 2000 with 3,550,000 shares outstanding, is$5,775,000.


It is unlawful to photocopy or otherwise reproduce all or any portion of this
report without the prior written consent of Stanford Keene.                   49

              Copyright 2000, Stanford Keene. All Rights Reserved.

Correlation of Valuation Results and Conclusion for enGyro

We considered the transaction that was entered into in January by enGyro and a venture capital fund, but felt that advancements in the company warranted that we utilize the discounted cash flow approach to account for the value created in the development of technology. While other methods were available, this approach is believed to be the most reliable and accurate in this situation. Based on our investigation and analysis, the fair market value of 875,000 shares of enGyro, as of May 31, 2000 with 1,585,000 shares outstanding, is:

Discounted Cash Flow Method Value            $    32,560,859    $  35,674,073

  less: Marketability Discount (10%)         $     3,256,086    $   3,567,407

Fair Market Value of non-marketable shares   $    29,304,773    $  32,106,666

Shares Outstanding                                 1,585,000        1,585,000
Shares Considered                                    875,000          875,000

FMV of Shares Considered                      $   16,177,714    $  17,724,500

Based on our analysis, we believe that 875,000 shares of enGyro is worth between $16.18 million and $17.72 million. All figures are in US Dollars.


It is unlawful to photocopy or otherwise reproduce all or any portion of this
report without the prior written consent of Stanford Keene.                   50

              Copyright 2000, Stanford Keene. All Rights Reserved.

Correlation of Valuation Results and Conclusion for cDemo

We utilized the discounted cash flow approach in our analysis of cDemo. While other methods were available, this approach is believed to be the most reliable and accurate in this situation. Based on our investigation and analysis, the fair market value of 480,000 shares of the Class-A common stock of cDemo, on a minority basis, as of May 31, 2000 with 2,088,000 shares outstanding, is:

Discounted Cash Flow Method Value                              $13,230,896   $15,484,541
  less: Control Discount (5%)                                  $   661,545   $   774,227
Value of Non-Controlling Shares                                $12,569,351   $14,710,314
  less: Marketability Discount (20%)                           $ 2,513,870   $ 2,942,063
Fair Market Value of non-controlling, non-marketable shares    $10,055,481   $11,768,251

Shares Outstanding                                               2,088,000     2,088,000
Shares Considered                                                  480,000       480,000

FMV of Shares Considered                                       $ 2,311,605   $ 2,705,345

Based on our analysis, we believe that 480,000 shares of cDemo is worth between $2.31 million and $2.71 million. All figures are in US Dollars.


It is unlawful to photocopy or otherwise reproduce all or any portion of this
report without the prior written consent of Stanford Keene.                   51

              Copyright 2000, Stanford Keene. All Rights Reserved.

Stanford Keene Personnel

The following Stanford Keene personnel participated in this valuation:

Barry P. Gant, Jr. - Research Analyst
Education Qualifications:
B.S. in Finance and Banking - Appalachian State University

David W. Homard - Research Associate
Education and Professional Qualifications:
B.S. in Economics--George Mason University
Chartered Financial Analyst, Awarded September 1997

Melissa Zahniser - Research Director
Education Qualifications:
MBA in Finance - R.H. Smith School of Business, University of Maryland B.A. in Russian Studies - University of Pittsburgh

It is unlawful to photocopy or otherwise reproduce all or any portion of this
report without the prior written consent of Stanford Keene.                   52

                                    EXHIBIT
                                      "C"

                          DESCRIPTION OF THE COMPANIES

ENGYRO Inc.:

Brief Description

      Engyro, Inc. will be the surviving legal entity resulting from the merger of R Home Funding Co. Ltd., a Nevada corporation and its wholly owned Delaware subsidiary, Engyro Inc. Its headquarters are in Shelton, Connecticut. Engyro intends to build a financial transaction engine that will support the high demands created by rapid growth in the Application Service Provider (ASP) industry. ASP's are independent third-party providers of application software-based services, which are delivered to customers via the Internet.

Engyro's Goals

o To enable Independent Service Providers ("ISP") to transition to the ASP model by helping to remove the barriers of entry surrounding the economic considerations.

o To provide to the ASPs a valuable administrative outsource service which permits concentration on their core services and scalability for their growing financial management needs.

o To provide a value added service to ASP enablers (data centers, operating platforms, ISPs, NSPs, Progress) to support the industry growth.

o To provide the contracted parties with flexibility in their payment terms and confidence in what they received and are paying for.

o To provide to ASPs and their suppliers a simplified method to receive their revenue derived from ASP transactions.

o To enhance the ASP customer relationship by enabling choices in payments and applications.

o To provide certainty to the independent software vendors (ISVs) in the ASP revenue and service delivery model, and allowing deployment of multiple revenue models.

Strategy

      Engyro intends to be the first to market to provide the critical back end administrative services for the ASP industry. This will allow integration of the billing, payment, disbursement, and settlement functions for ASP companies. Engyro is custom designing its system to enable simplification of the complex economic variables of delivery, measurement and payment, with full reconciliation and posting directly to the accounting systems of all parties in the ASP transaction. Engyro's ability to support the various marketing programs encouraging customer usage should provide customers with a strategic differentiator and should not limit the creativity of the offers. Engyro will deploy its platform of transaction servers with the data centers, to give efficient and flexible local service to the ASPs, Independent Software Vendors
(ISVs) and Network Service Providers (NSPs). Engyro's platform is flexible enough to allow it to grow into other market areas such as business-to-business and e-commerce.

      Engyro plans to accomplish its goals of allowing all parties to the ASP transaction to be confident in the backend of the delivery of the application, payment and disbursement by:

o Integrating the bill presentment and payment process with the account reconciliation and posting to the Accounting system.

o     Business alliances with software metering/monitoring providers;

o Working with Internet Service Vendors (ISVs) to help them move to the ASP revenue model with confidence.

o Providing this functionality thereby helping ISVs to transition to the ASP distribution model and reach more customers;

o Reconciling all data points to the billing and payment, as well as the disbursement and settlement stream.

Engyro believes that it will enable ASPs to:

o Concentrate on their core competencies of delivering applications and services to their customers in a more cost-effective method, while Engyro manages the payment/settlement and disbursement process.

o     Provide an environment for creating customer and supplier confidence.

o     Provide support for marketing programs and promotions.

o Guarantee the contractual obligations between the ASP, their suppliers, and the end-customer.

o Utilize incentive marketing program-could allow the ASP's suppliers to reach the ASP customer base with more products or services.

o Enable multiple and mixed cost structured-companies to use different ASPs for different reasons, operating systems applications, security needs and telecommunications company's (Telco's) requirement, Provide an audit trail through the payment stream

Engyro believes that it will enable ISVs to

o Partner with metering and monitoring companies, increasing the confidence and accuracy in their ASP revenue streams

o     Place accountability with a neutral third party

o     Have confidence in their contractual relationships

o     Receive simplified and reconciled payments

o     Receive simplified and reconciled payments

o     Receive payment form multi-currency sources

o     Access an audit trail

Engyro believes that it will enable ASP customers to:

o     Have confidence in the billing/payment process

o     Receive a simple statement

o Have flexibility in payment arrangements: - The customers may wish to change from billing period to billing period (i.e. seasonality could affect timing), to have a different account to be charged, or a have a different account to be debited, etc.

o     Have more choice of application services.

o     Receive indirect cost savings

o     Have an audit trail.

Service Offering

      By forming partnerships with software metering and monitoring companies, Engyro believes that it will be able to offer a modular Java-based solution that will manage the customers' movement of funds, including:

o     Automated collection process from customer(s).

o Disbursement and settlement to all appropriate partners and vendors (the ASPs' integrators, (Telcos), ISVs, and hardware and software vendors, etc.).

o     Reconciliation from and to all data points.

o     Posting directly to Accounts Receivables.

o     Guaranteeing the process through accountability and bonding.

o     Fraud detection and a risk and credit management component,

o Customer service center, where Engyro representatives will be able to respond to inquiries from the ASPs', their suppliers, and their customers' accounting representatives.

Revenue Model

      Engyro intends to charge a monthly minimum contract fee, and a percentage of the transaction fee of approximately 1.75% of the billing, however, this revenue model remains untested.

      In future versions, Engyro intends to integrate customer relationship management (CRM) capabilities, which will enable advanced customer support, and marketing support for instant customer couponing and the ability to offer multi-tiered commission/rewards structures.

Target Market

      The primary market that Engyro will go after is the ASP marketplace. Most ASPs have yet to develop sophisticated and integrated accounting systems and backroom capabilities, and because of the industry they are in, they understand the financial and operational advantages to outsourcing non-core operations. It is this market that Engyro will first target. Engyro intends to reach its target market through a direct sales force, which will call upon potential customers and work with them to design creative solutions for their billing and payment needs. The direct sales force will approach the ISVs to sell them on Engyro's ability to enable them to transition to an e-commerce platform and take advantage of the new distribution channel in the ASPs. The direct sales force will approach ISPs and NSPs and seek to assist them in their provision of ASP value added services to their core offering. Engyro will attempt to reach its target market:

o Indirectly by offering ISVs a secure method to enable ASPs alternative subscription software rental-models through the remote management of the payment process. Engyro believes that the larger ISVs will only move to an ASP software subscription model if they are (1) completely confident in the capabilities of the metering, monitoring and payment process, and (2) that they can increase their revenue yield through this process.

o Through Strategic Relationships. Engyro intends to create strategic partnerships/marketing relationships with software metering/monitoring companies, billing companies, accounting software providers, Data Centers, and other components of the community of ASP elements, as all are looking for value add services to sell to their customer base.

Future Markets

      Engyro plans to develop an extension able infrastructure that could be utilized in other markets such as Vertical/B2B, Web Portals and B2C. Expanding services into these markets will require additional funding and pose additional risk.

Sales and Marketing Strategy

Engyro's sales and marketing strategy is to generate sales and marketing buzz by:

o Deploying account managers who will work with the ISVs, and ASPs in developing solutions for their unique payment situations.

o Utilizing partnership companies and alliance marketing strategies promoting value added components to strengthen the service offering to each other's customers.

o Sponsoring and attending industry trade shows, which Engyro will use to heighten its business proposition, develop sales leads and create strategic partnerships.

o Utilizing senior management as industry experts, and having them speak at related events.

Communication Strategy

Engyro intends to advertise, market and promote its services, and build its brand name by:

o     Cross-promoting Engyro's services with its partners.

o     Purchasing advertising space in leading ASP portals.

o Meeting with industry analysts (e.g., IDC, Yankee Group, Forrester Research, Gartner Group, etc.) to build Engyro third party endorsements.

o Working with technology magazines and newspapers to create features or stories on Engyro.

o     Promoting Engyro's Web site and related links.

Marketing and Promotion

      For the fiscal year end 2000, Engyro has allocated $1.25 million for its marketing (advertising and promotional strategies). The major portion of this will be allocated to public relations and investor relations. In 2001, Engyro intends to spend $1.4 million on marketing activities, and in 2002, Engyro intends to spend $1.7 million on marketing activities.

Technology Overview

      Engyro plans to deploy a solution that is a complete end-to-end solution for the ASP marketplace. It will combine powerful database transaction engines, and a customized application suite. Engyro intends to partner with leading edge technology companies who will assist them in developing a solution with a rapid time-to-delivery. The solution will allow scalable transactions for growing businesses, and sophisticated analysis of customer, ASP and ISVs customized business rules.

      Engyro intends to deploy high-end application server clusters, high-capacity remote storage devices, high-speed routers and hubs, and secure access to a top-tier Internet backbone supplier to handle high-speed connectivity. Engyro plans to install a dedicated transaction server in each of its customers' data centers with a virtual private network (VPN) connection back to its server farm.

      Engyro is using the following companies to provide core components of our software infrastructure, (this list is not exclusive, as Engyro will utilize the technology from other hardware and software companies):

      Informix Corporation (NASDAQ:IFMX) specializes in advanced information management technologies that help enterprises in the i.Economy get to market quickly, generate new revenue, build a unique strategic advantage, and solve their most complex business problems. Informix offers customers a complete software infrastructure for the Web that delivers highly scalable transaction processing, personalized content management, integrated business intelligence, full multi-media capabilities and complete e-commerce solutions. Informix Corporation designs, develops, manufactures, markets and supports relational database management systems, connectivity interfaces and gateways, and application development tools for graphical and character-based software applications. Engyro's primary product is its Informix Dynamic Server, a high performance, enterprise capable online transaction processing database server featuring parallel data processing capability, replication and connectivity options built into its core. The Informix Dynamic Server enables customers to fully exploit the power of uniprocessor and multiprocessor hardware for superior performance, extensibility and scalability. Other products include DataBlade modules, which combine new data types, new functions or methods, and new indexing operations, which, taken together, extend Informix Dynamic Server and a variety of database application development tools designed to allow users to build applications.

      I.Sell In addition to the Informix Dymanic Server, Engyro intends to deploy the I.Sell platform. I.Sell integrates Informix's powerful database and application server technology with an ecommerce application suite, tools, enterprise consulting, and global services and support to provide complete, rapidly deployable e-commerce solutions. Included in this platform is analytical merchandising which enables more targeted selling, to improve customer loyalty and increases sales.

      Techlogix uses a sophisticated project execution methodology which will assists Engyro in developing products that are built within budget, delivered on-time, and fit for the purpose they are built for. State-of-the-art design and development tools are utilized to achieve an optimal solution.

Directors and Officers

      Cameron Chell - Chairman: Cameron Chell is the sole shareholder, Chairman and Chief Executive Officer of Chell.com. Mr. Chell is founder of the ASP Consortium and Futurelink Corp. ("FutureLink") (NASDAQ:FTRL). He served as FutureLink's President, CEO and Chairman from 1997-1999. Mr. Chell is also a Director and Shareholder of VC Advantage Limited, the general partner of VC Advantage Fund Limited Partnership. He is Chairman and founder of C Me Run Corp. and is a cofounder of JAWS Technologies Inc. (NASDAQ:JAWZ). He is also Chairman of the Board of Directors of Engyro and cDemo. Previously, Mr. Chell worked in corporate finance in the private sector. Mr. Chell worked as a stockbroker at Mc Dermid St. Lawrence Securities Ltd. from 1994 to 1997. On November 6, 1998 Mr. Chell entered into a Settlement Agreement with the Alberta Stock Exchange to resolve a pending investigation into Mr. Chell's alleged breaches of Alberta Stock Exchange rules and bylaws. As part of the Settlement Agreement, Mr. Chell acknowledged that he had breached certain duties of supervision, disclosure or compliance relating to various offers and sales of securities, and Mr. Chell was prohibited from receiving Alberta Stock Exchange approval in any capacity for a five year period, subjected to a fine of CDN$25,000 and a three year period of enhanced supervision.

      Richard Okun - CEO: former CEO and President of American Payment Systems Inc.("APS"), from 1996-1999, the worlds largest outsourced provider of Utility walk-in payments. Mr Okun also held several positions with APS starting in May 1993. He was also a founder of JWP Credit Corp, a leading provider of financing and leasing programs for Fortune 100 clients and was Vice President starting in 1991.

      Mark Bilger - President and COO: former Executive Vice-President Worldwide Product Development at Acclaim Entertainment. From 1997 to 1999 he was the Senior Vice-President Product Development at Hyperion Corporation and oversaw worldwide research and development and assumed responsibilities for worldwide support and information technology services. Mr. Bilger also oversaw the Merger of the Hyperion Software and Arbor Software Product Development. He also served in a number of positions with IBM from 1982-1997.

      Andy Quinn - Executive Vice President, Acting CTO: Business Development Manager at FutureLink from July 1999 to January 2000. From December 1998 to July 1999 was the owner of Coinet Consulting Company servicing the e-commerce and ASP markets. From February 1998 to December 1998 Mr. Quinn was co-founder of LearningStation.com and Learning Information Network, both first movers in the educational ASP market. From April 1997 to February of 1998 Mr. Quinn was Director of the Strategic Selling Unit for Rumarson Technologies Incorporated specializing in the acquisition, re-certification and distribution of high quality technology. From 1994 through to April of 1997 Mr. Quinn held positions at Packard-Bell NEC, in both the NEC and ZDS business units and during 1996 was the most successful representative for the Campus Z-Station program, a joint effort between Microsoft and ZDS to provide computing solutions the higher education marketplace.

      John Martin III - CFO: acted as CFO, Vice President and Secretary of TransPro Inc. in New Haven, CT from 1995 to November, 1998. Mr. Martin was VP and Treasurer of The Allen Group from 1988 to 1995 and was instrumental in redefining the business model and transition from automotive electronics to telecommunication products.

Business Relationships

      Engyro has formed strategic business relationships with the following:

o     Chell.com Ltd., a strategy bank.

o Thomson Kernaghan & Co. Limited ("Thomson Kernaghan"), a 50-year old Canadian, independent, employee-owned investment banking firm. Its head office is in Toronto, Ontario with branches in Vancouver, B.C, Calgary, Alberta and Montreal, Quebec. Thomson Kernaghan is a member of each of Toronto, Montreal and CDNX exchanges; the Canadian Investor's Protection Fund and the Investment Dealers Association of Canada.

o GPC Communications, a division of GPC International, is a worldwide government and public relations consulting firm.

o Mellon Financial Corporation, formerly Mellon Bank (NYSE: MEL) provides trust, global custody, and other financial services.

o Informix Corporation (NASDAQ: IFMX) makes database management systems and connectivity tools that let users store, retrieve, and correlate information across global computer networks.

o Techlogix a private San Jose, CA, company that specializes in innovative, turnkey IT integration solutions.

Employees

      In addition to the executives listed above, Engyro has one additional employee in sales and marketing.

Offices

      Engyro is currently negotiating for leased office space in and around Shelton, Connecticut

Capital of Engyro

      The authorized capital of R Home Funding Co. Ltd. consists of 5,000,000 common shares. Prior to the closing of a financing transaction, the issued and outstanding shares will consist of 1,585,000 common shares or rights to acquire such shares. R Home Funding Co. Ltd. expects to merge with its wholly owned Delaware subsidiary, Engyro, Inc. prior to the closing of the financing and the closing of the sale of the shares of Engyro to the Company. At such time, it is expected that Engyro Inc will have authorized capital consisting of 20,000,000 common shares and 10,000,000 preferred shares of which 1,950,000 will be designated as Series A Convertible Preferred Shares. Pursuant to the Agreement, the Company will purchase 875,000 common shares, representing 55.2% of Engyro's outstanding stock. Upon completion the financing, there will be 975,000 Series A Preferred Shares outstanding thereby reducing the control position of the Company and leaving the Company with a minority position of 34.1%. The terms of the Series A Convertible Preferred Stock will be:

      (i) dividends - 10% per annum - cumulative - paid quarterly, if possible;

      (ii) dividends payable in cash or stock at the option of Engyro. If paid in stock it shall be on the basis of the lower of: (a) initial price ($3.84/share); and (b) 80% of the average closing bid price for 15 consecutive trading days prior to quarter end with a floor of $1.92/share ;

      (iii) dividend restriction with respect to common shares or classes junior to Series A;

      (iv)  liquidation preference;

      (v) non-participating right on liquidation. After repayment of redemption amount - ($3.84). The holders of the Series A Preferred Stock will not participate with common stockholders on distribution of remaining assets;

      (vi) anti-dilution protection - additional stock consists of shares and or deemed shares (options, warrants or convertible securities) which is issued for less than Series A price ($3.84). Formula $3.84 times fraction (numerator is the number of issued and outstanding plus number of shares at strike price which could be bought with consideration received by the company)(denominator is the number of issued and outstanding plus all of the shares/options etc as if they were fully exercised). This is adjusted if there are price increases/cancellations. The stock is reduced if the terms of the warrants provide that there are increases in price over time or that there are unexercised or expired warrants.;

      (vii) voting - 1:1 with common;

      (viii) redemption - 120% 3 years;

      (ix) rights to convert to common stock. The conversion price to be the lower of: (A) strike price ($3.84); and (b) 80% of the average closing bid price for 15 consecutive trading days subject to a floor of $1.92/share.

Chell.com entered into an option agreement with Dave Bolink, Gordon Herman and Frank Killoran in January, 2000, whereby Dave Bolink, Gordon Herman and Frank Killoran may acquire shares from Chell.com in Engyro or shares of any company which the shares of Engyro are exchanged or substituted for. Dave Bolink, Gordon Herman and Frank Killoran will, as a result of the sale of Engyro shares to the Company, acquire rights from Chell.com to acquire an equivalent value of the Company's shares from Chell.com in substitution for their rights to acquire shares of Engyro.

Options/Warrants/Rights to Acquire Stock

The following table sets out Engyro's proposed options allocation to acquire shares.

------------------------------------------------------------------------------------------------------------------------
Name                          Price          Total Options                   Vesting from July 31, 2000
------------------------------------------------------------------------------------------------------------------------
                                                             12 months        24 months       36 months        48 months
------------------------------------------------------------------------------------------------------------------------
Chell.com Ltd.            $5.00                 200,000        50,000           50,000          50,000           50,000
------------------------------------------------------------------------------------------------------------------------
Rich Okun                 $5.00                 195,000        48,750           48,750          48,750           48,750
------------------------------------------------------------------------------------------------------------------------
Andy Quinn                $5.00                 130,000        32,500           32,500          32,500           32,500
------------------------------------------------------------------------------------------------------------------------
Mark Bilger               $5.00                 100,000        25,000           25,000          25,000           25,000
------------------------------------------------------------------------------------------------------------------------
John Martin               $5.00                  50,000        12,500           12,500          12,500           12,500
------------------------------------------------------------------------------------------------------------------------
Unallocated               $5.00                 390,000
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Subtotal                                      1,065,000
------------------------------------------------------------------------------------------------------------------------

The unallocated options have been approved by VC Advantage Limited Partnership.

The following table sets out the warrants entitling the holders to purchase common shares that will be outstanding as of the closing of the pending financing.

---------------------------------------------------------------------------------------------
Name                                        # of Warrants       Price           Expiry Date
                                                                (US)
---------------------------------------------------------------------------------------------
VC Advantage Limited Partnership                97,500          $5.00          July 30, 2003
---------------------------------------------------------------------------------------------
Thomson Kernaghan & Co. Limited                 97,500          $5.00          July 30, 2003
---------------------------------------------------------------------------------------------
Chell.com Ltd.                                  97,500          $5.00          July 30, 2003
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
SUB-TOTAL:                                     292,500
---------------------------------------------------------------------------------------------

VC Advantage Limited Partnership has entered into an agreement to acquire 975,000 Series A Preferred Shares which are convertible into Common Shares (See "Material Contracts of Engyro").

Materials Contracts of Engyro

Engyro has the following material contracts:

1. Escrow Agreements. By separate agreements, each of the founding shareholders will have, prior to the sale of the Engyro shares to the Comany enter into escrow agreements that restrict the resale of shares of the initial 1,585,000 shares of common stock. The agreements provide that "Shares" shall mean the shares of Engyro of each shareholder together with any shares issued to any particular shareholder in exchange for the shares in Engyro and any additional shares of either Engyro or any public corporation issued by way of a dividend paid in shares which accrues to the shares, and the certificate or certificates representing such shares. The shares of each of the initial shareholders will be released as to one third of their holdings on July 31, 2001, July 31, 2002 and July 31, 2003.

      The agreement provides that each Shareholder places and deposits in escrow with the Escrow Agent the shares of Engyro referred to opposite his name as set out above and agrees to deliver forthwith to the Escrow Agent those Shares (including any replacement shares or certificates if and when issued) to the Escrow Agent for deposit in escrow. The Escrow Agent is required to release the shares to the respective shareholder in the numbers and on the dates described above; subject to Engyro's rights to re-purchase the shares of Richard Okun, Andy Quinn, Mark Bilger and John Martin III as described below.

      Engyro shall be entitled to repurchase for cancellation the shares of Richard Okun, Andy Quinn, Mark Bilger and John Martin III (treated on an individual and not collective basis) in the following circumstances:

      (a) if Richard Okun, Andy Quinn, Mark Bilger and/or John Martin III voluntarily terminates their employment (other than Good Reason as defined in their employment agreements) prior to the release dates as set out above, Engyro may purchase for cancellation the shares yet to be released for $1.00;

      (b) if Richard Okun, Andy Quinn, Mark Bilger and/or John Martin III are terminated by Engyro for Cause or for a material failure to meet Annual Performance Goals (each as defined in their respective employment agreements), Engyro may purchase for cancellation all shares yet to be released for $1.00;

      (c) If Richard Okun, Andy Quinn, Mark Bilger and/or John Martin III are terminated by the employer without Cause, or Richard Okun, Andy Quinn, Mark Bilger and/or John Martin III terminate their agreements for Good Reason (as defined in their employment agreements), then Engyro shall not be entitled to repurchase the shares;

      (d) In the event of the termination of Richard Okun, Andy Quinn, Mark Bilger and/or John Martin III following a "change of control" (as defined in their employment agreements), then Engyro shall not be entitled to repurchase the shares;

      (e) If Richard Okun, Andy Quinn, Mark Bilger and/or John Martin III are terminated because of death and/or disability, Engyro may purchase for cancellation the shares yet to be released for $1.00.

The shares of Richard Okun, Andy Quinn, Mark Bilger and John Martin III are subject to cancellation and, as such, the shares and the beneficial ownership or any interest in them shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with unless the conditions have been met and complied with except as may be required by reason of the death or bankruptcy of any Shareholder, in which case the Escrow Agent shall hold the Shares subject to this Agreement, for whatever person, firm, or corporation shall be legally entitled to be or become the registered owner thereof.

2. VCALP Subscription Agreement. Based on a term sheet dated March, 2000, Engyro entered into a subscription agreement with VC Advantage Limited Partnership whereby VC Advantage Limited Partnership will invest $3,750,000 into Engyro. VC Advantage Limited Partnership subscribed for 975,000 Series A Convertible Preferred shares of Engyro at $3.84 per share ($3,750,000). The subscription agreement alters the terms of the Series A Convertible Share terms as follows:

            (i) VCALP would waive anti-dilution rights for 100,000 shares of industry deal stock;

            (ii) Registration rights - would be set out in a separate agreement which would provide that Engyro would be required to file a registration statement:

                  (A)   Within 180 days from first advance;

                  (B)   Have it declared effective within 120 days thereafter;

                  (C) Failing which there would be a penalty (1% per month times the number of registerable securities multiplied by $3.84 payable in common stock);

                  (D) Engyro would be required to keep the registration effective for the "Effectiveness Period" as defined below.

            (iii) There would be restrictive covenants with respect to:

                  (A)   use of proceeds;

                  (B)   other usual commercial terms.

            (iv)  There would be consents required:

                  (A)   prior to entering into mergers, etc

                  (B)   other usual commercial terms

            (v) Engyro will issue 97,500 Common Share Purchase Warrants to VC Advantage Limited Partnership. The terms are:

                  (A)   3 years;

                  (B)   exercise price $5.00 per share;

                  (C)   No reset rights (No floating rate);

                  (D) Anti-dilution rights (same formula as Series A convertible share terms);

                  (E) registration rights - by separate agreement which provides:

                        (I)   registration within 180 days;

                        (II) effective for 3 years or until all warrants are exercised.

            (vi) Engyro will issue 97,500 Common Share Purchase Warrants to Thomson Kernaghan & Co. Limited as Agent. The terms are:

                  (A)   3 years;

                  (B)   exercise price $5.00 per share;

                  (C)   No reset rights (no floating rate);

                  (D)   Anti-dilution rights (same as formula for Series A);

                  (E) registration rights - by separate agreement which provides:

                        (I)   registration within 180 days from first advance;

                        (II) effective for 3 years or until all warrants exercised

3. Registration Rights Agreement. Engyro will enter into 3 separate registration rights agreements (the Registration Rights Agreement) as part of the proposed financing:

      (a) one with VC Advantage Limited Partnership with respect to the common shares underlying the conversion of the Series A Convertible Preferred Shares into common shares and the common shares issuable upon exercise of the warrants;

      (b) one with Thomson Kernaghan & Co. Limited with respect to their warrants; and

      (c) one with Chell.com with respect to their warrants.

The terms are as follows:

      (a) Subject to Section 2.01(c) of the Registration Rights Agreement, Engyro shall, prior to January 31, 2001 (the "Registration Date") file with the Securities Exchange Commission, a Registration Statement (a "Registration Statement") relating to the offer and sale of the Registrable Securities (as defined in the Registration Rights Agreement) by the Holders Securities (as defined in the Registration Rights Agreement) and, thereafter, shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable after the filing thereof; provided, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Registration Statement unless such Holder is an Electing Holder Securities (as defined in the Registration Rights Agreement).

      (b) Subject to Section 2.01(c) Securities of the Registration Rights Agreement, Engyro shall use its reasonable best efforts:

            (i) To keep the Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Electing Holders for a period of two years after the Registration Statement is declared effective for the Effectiveness Period (as defined below); and

            (ii) During the Effective Period of the Registration Statement, promptly upon the request of any Holder of Registrable Securities that is not then an Electing Holder, take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for offers and resales of Registrable Securities, including, without limitation, any action reasonably necessary to identify such Holder as a selling security holder in the Shelf Registration Statement.

      (c) Notwithstanding anything to the contrary contained in the Registration Rights Agreement, Engyro shall be entitled, from time to time by providing written notice to the Holders, to require the Holders to suspend the use of the Prospectus for sales of Registrable Securities under the Registration Statement for a reasonable period of time not to exceed 60 days in succession or 60 days in the aggregate in any twelve month period (a "Suspension Period") if Engyro shall determine that it is required to disclose in the Registration Statement a financing, acquisition, corporate reorganization or other similar corporate transaction or other material event or circumstance affecting Engyro or its securities, and that such disclosure of such information at such time would be seriously detrimental to Engyro and its stockholders. Immediately upon receipt of such notice, the Electing Holders shall suspend the use of the Prospectus until requisite changes to the Prospectus have been made as required below. Any Suspension Period shall terminate at such time as the public disclosure of such information. After the expiration of any Suspension Period and without any further request from a Holder, Engyro shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the

Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (d) After the Effective Period of the Registration Statement becomes effective, Engyro shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, as promptly as practicable, send a notice and questionnaire to such Holder. Following its receipt of such notice and questionnaire, Engyro will as promptly as practicable include the Registrable Securities covered thereby in the Registration Statement (if not previously included).

      (e) If (i) on or prior to the 30th day following the Registration Date, Engyro has not filed with the Commission a Registration Statement with respect to the Registrable Securities or (ii) on or prior to the 120th day following the Registration Date the Registration Statement, if previously filed, has not been declared effective by the Securities Exchange Commission (each, a "Registration Default"), Engyro shall be required to pay liquidated damages ("Liquidated Damages"), from and including the day following such Registration Default until the Registration Statement is either declared effective or so filed and subsequently declared effective, as applicable; provided, however, that Engyro shall not be required to pay Liquidated Damages after the completion of the Effectiveness Period with respect to such Registrable Securities. Such Liquidated Damages shall be paid monthly in arrears on the first day of each month and on the first business day after the Registration Statement has been declared effective, with the first such payment due on the first such day immediately after the occurrence of such Registration Default. Engyro shall pay to the holder a penalty in common shares of Engyro calculated as follows: multiply one percent (1%) per month (or pro-rated percentage thereof) times the number of Registrable Securities then held by such Holder. In the event the Registration Statement ceases to be effective (or the Holder is otherwise prevented or restricted by Engyro from effecting sales pursuant thereto, for more than 60 days, whether or not consecutive, during any twelve-month period (an "Effective Failure"), then Engyro shall pay Liquidated Damages until such Effective Failure is cured in the amount of and in the manner as described above. For the purposes of determining an Effective Failure, days on which Engyro has been obligated to pay liquidated damages in accordance with the foregoing in respect of a prior Effective Failure within the applicable twelve-month period shall not be included. The parties hereto agree that the Liquidated Damages provided for in Section 2.01(e) of the Registration Rights Agreement constitute a reasonable estimate of the damages that will be suffered by the Holder by reason of the failure to file a Registration Statement, the failure of a Registration Statement to be declared effective or the failure of a Registration Statement to remain effective, as the case may be, in accordance with this Agreement. The Liquidated Damages set forth in this Section 2.01(e) shall be the exclusive monetary remedy available to the Holder for such Registration Default or Effective Failure.

      "Effectiveness Period" means the period of time commencing on the Closing Date (as defined in the Registration Rights Agreement) and ending on the first to occur of the following events: (A) a registration statement with respect to the issuance or sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been issued and disposed of in accordance with such registration statement; (B) such Registrable Securities have been sold or are available for sale in a transaction which complies with the provisions of Rule 144(k) promulgated under the Securities Act; (C) such Registrable Securities shall have been otherwise transferred, new certificates for such Registrable Securities not bearing a legend restricting further transfer shall have been delivered by Engyro and subsequent disposition of such Registrable Securities shall not be subject to registration or qualification under the Securities Act; (D) such Registrable Securities shall have ceased to be outstanding; (E) as it relates to common stock issuable upon conversion of the Series A Convertible Preferred Stock, 2 years from the date of registration; or (F) as it relates to common stock issuable upon exercise of warrants, until 30 days after 90 % of the warrants have been exercised or expired.

4. Warrant Agreement. There are 3 separate warrant agreements between Engyro, VC Advantage Limited Partnership, Thomson Kernaghan & Co. Limited and Chell.com (the "Warrant Agreements"). The warrant agreements are identical in that the exercise price in each case is $5.00/share (the "Exercise Price") and the expiry date is August 2, 2003. The warrants contain anti-dilution provisions. The Exercise Price may be adjusted if there are issuances of Additional Shares of Common Stock (as defined in the Warrant Agreement) if the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by Engyro is less than the Exercise Price for such Warrant Shares Stock (as defined in the Warrant Agreement) in effect on the date of, and immediately prior to such issue, for each Warrant Share. In the event that Engyro issues Options or Convertible Securities Stock (as defined in the Warrant Agreement) then the maximum number of issuable shares be deemed to have been issued, provided upon the expiration or price increase of such Options or Convertible Securities over time would reduce the adjustment. The Exercise Price shall be reduced, concurrently with such issuance with respect to the Warrant Shares, to a price determined by multiplying the Exercise by a fraction (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Shares so issued would purchase at such Exercise Price and (y) the denominator of which shall be (1) the number of shares of Common Shares outstanding immediately prior to such issuance plus (2) the number of such additional shares of Common Shares so issued.

5. A product development and licensing agreement with Informix Corporation dated May 15, 2000 but executed on June 8, 2000. Under the terms of the agreement, Informix is developing Phase 1 of Engyro's technology for a fixed base price of $1.04 million.

6. Service Agreement with Chell.com dated January 17, 2000 for the provision of strategic advice with respect to financing, public relations, corporate structure, technology, human resources and other services typically required by start-up ventures. The fee is $720,000 per year. Engyro is also obliged to reimburse Chell.com for any external fees including legal fees, accounting costs and other services paid for by Chell.com. Chell.com may also lend funds to Engyro. If Chell.com introduces to Engyro any party which completes an equity or debt financing, Engyro is obliged to issue warrants to Chell.com equal to 10% of the aggregate funding at the equity strike price or equivalent debt/equity conversion price.

Description from Valuation Discounts

      Stanford Keene used an income approach (discounted cash flow method) from management projections. They calculated Engyro's equity to be $32.56 Million and $35.67 Million before appropriate discounts. They deducted a marketability discount of 10% to arrive at a $19.37/share value. The financial assumptions are set out on page 46 of their report.

Conflicts/ Interest of Management in Material Contracts/Indebtedness of
Management

Cameron Chell, who is Chairman of the Board of Directors of Engyro is also a director and shareholder of VC Advantage Limited, the general partner of VC Advantage Limited Partnership which will earn fees on loans and equity financings made to Engyro. Mr. Chell is also the sole shareholder of Chell.com which has earned fees with respect to the Service Agreement. Chell.com will have warrants to purchase stock at $5.00/share.

Lawsuits

Management of Engyro is not aware of any existing litigation or any threat of such.

Auditors

As Engyro is a start-up venture, which has not completed its first full year, it has not yet appointed auditors.

Financial Statements

According to an unaudited financial statement of Engyro, attached as Exhibit "D", as of May 31, 2000, Engyro's total assets were $451,450 and total liabilities were $1,414,590. No revenues were generated in the six months ended May 31, 2000, operating expenses were $964,590, resulting in a net loss of $964,590.

Management Discussion of Operating Results

As Engyro is a start-up venture that is still in the process of product development and has not yet started operations. As such management could not comment on operating results.

Specific Risk Factors

      1. Competition

      There is a high level of competition in the intended business areas. Competitors with superior resources may be able to provide better and cheaper products and services to the market more quickly than Engyro can, thereby gaining a competitive edge over it. Engyro believes that the quality of its goods and services combined with the expertise of its management and the relationships of its management with the ASP industry will give it a competitive edge. However, there can be no assurance that it will be able to compete successfully or that competitive pressures faced by it will not have a material adverse effect on its businesses, operating results and financial condition. There are currently many Internet-enabled bill presentment and bill payments companies who offer companies and consumers the convenience, reduced cost and anytime accessibility to manage and pay their bills electronically. Further, APSs or ISVs could develop and deploy their own systems, which could provide similar functionality to Engyro's service. Also, software metering/monitoring companies could move into the billing and settlement area.

      Engyro intends, to implement an aggressive marketing program to take advantage of significant market opportunities. There can be no assurance that the targeted market will accept Engyro's products or services, or even if accepted, will be of sufficient volume to enable us to be profitable. Significant expenditures, management resources and time shall be required to develop broad market shares.

      2. Additional Financing

      Engyro will need additional financing to meet its capital requirements. If Engyro requires additional funds, it shall be dependent upon sources such as:

            o     future earnings,

            o the availability of funds from private sources, including, but not limited to, Engyro's shareholders, loans and additional private placements; and

            o the availability of funds from public sources including, but not limited, an initial public offering of our securities.

      Market conditions for private and public offerings are subject to uncertainty and there can be no assurance when or whether a private and/or public offering shall be successfully completed or that other funds shall be made available to us. In view of Engyro's lack of operating history, its ability to obtain additional funds is limited. Such financing may only be available, if at all, upon terms which may not be advantageous to Engyro. If adequate funds are not available from operations or additional sources of financing, Engyro's business shall be materially adversely affected and the company may not be able to continue operations or develop its business plan.

      3. Management

      Although management believes it has substantial expertise in the ASP industry, management's expertise/skills may not be appropriate for a successful start-up. Management intends to utilize its knowledge of the ASP industry to guide Engyro to success. Engyro intends to enter into employment agreements with each of its key employees in the future. The terms of these employment agreements are subject to negotiation. There can be no assurance that the employment agreements will be entered into upon acceptable terms.

      4. Personnel

      Engyro's success is dependent, among other things, upon its ability to attract and retain highly qualified personnel. Competition for such personnel is intense and there can be no assurance that it will be able to attract and retain the personnel necessary for the development and operation of its business. The loss of the services of any such personnel may have a material adverse effect upon its financial condition and its existing or planned operations.

      5. Minority Shareholder

      The Company is acquiring a majority of Engyro's shares as of May 31, however, as a result of an imminent financing (see Material Contracts with VC Advantage Fund Limited Partnership) this position will be reduced to a minority position of 34.1% on a fully diluted basis prior to the closing of the sale of the Chell.com shares to the Company. The Company will not have absolute control or the right to control the management and business activities of Engyro upon the reduction of its stock position.

eSupplies (Alberta) Ltd.

Brief Description

      eSupplies (Alberta) Ltd. was incorporated in October 1999. eSupplies is headquartered in Calgary, Alberta. eSupplies is one of the first virtual office supply companies, in that eSupplies carries no inventory and instead relies upon its alliance with United Stationers (NASDAQ:USTR) as its supplier and Canadian Freightways as its courier. Currently eSupplies services the western Canadian marketplace, but plans to enter the United States within the next few months. eSupplies was formed to acquire the assets of Willson Stationers Ltd. ("Willson"), which was a 108-year old office supply company. In August 1999, Willson's was placed under voluntary credit protection by its previous management and shareholders in order for the company to restructure its operations and financial obligations. In December 1999, Willson was put into receivership by its principal secured creditor. In December 1999, eSupplies purchased the assets of Willson from its receiver manager. Under eSupplies' direction, the business of Willson has been completely restructured, to become a sales and marketing company serving the small to medium enterprises market - by closing down the unprofitable retail and warehousing operations and strategically aligning itself with third parties to warehouse and distribute its products. eSupplies provides small to mid-size companies with the ability to procure office supplies and other related services such as legal, accounting and janitorial services on or offline in a cost effective manner. eSupplies currently offers over 25,000 items from which its customers can order either online or through the eSupplies' telesales, customer service or outside sales force. eSupplies.com, Inc. is a Delaware corporation, incorporated in February 1999. eSupplies.com Inc. has no assets and has not carried on business. eSupplies.com, Inc. entered into an acquisition agreement with eSupplies(Alberta) Ltd. to acquire all of the assets and outstanding shares of eSupplies. The intent is that eSupplies.com will go public.

Services

eSupplies is a sales and marketing company that will specialize in complete desk-top solutions for the small to mid-size business market. These companies want the ability to be procure office supplies and other related services such as legal, accounting and janitorial services on or offline in an easy-to-use and cost-effective manner. As part of eSupplies' strategy to service this market, eSupplies has teamed up with United Stationers to offer brand-name office supplies at competitive prices, with next day delivery (in most major markets). eSupplies currently offers over 25,000 items from which its customers can order either online or through eSupplies' telesales (outbound), customer service (inbound) or outside sale force.

Future Services

      One of eSupplies differentiating strategies is a plan to offer one-hour delivery in select markets. eSupplies plans to carry the top 1,000 stock-keeping units (SKUs) in local warehouses. The one-hour delivery service will be based on a minimum order of $100. For items not included in the top 1000 SKUs, the customer will have the choice of receiving their whole or partial order the next day as usual or placing two separate orders. Customers would be able to place their one-hour orders via either eSupplies' website or through its telesales department. eSupplies will only offer its one-hour service from 9AM to 4PM Monday to Friday, with a 3PM local time cutoff for all orders. Initially, eSupplies will test market this service in select markets. Markets will be chosen based on: close proximity to a United Stationers distribution center (for product quick replenishment), have population of 1 million people, and the number of SMEs in the area. The depots will carry no more than two days of inventory on hand. Each depot will have b etween 2 - 5 pickers and packers, a Comptroller, and 5+ drivers. The depots will average

4,000 sq. ft., and have at least two deliver docks. eSupplies will lease the space, the vehicles, and all appropriate equipment.

      eSupplies intends to incorporate a Request for Quote (RFQ) service whereby service providers (accountants, lawyers, electricians, computer troubleshooters, etc.), can bid on customer quotes. eSupplies intends to charge a sales commission, which would average 15% of the contract value. eSupplies intends to launch the service in the fourth quarter of this year, and it is eSupplies' goal to attract 500 vendors in 2000, increasing to at least 7,000 vendors in at least 60 different industries by 2002.

      Creating a "community" of United Stationers' dealers across North America, eSupplies intends to be able to offer United Stationer's dealer an outsourced, customized e-commerce solution based on eSupplies technology and infrastructure. eSupplies intends to generate revenue through either a service fee or on a per transaction basis.

      eSupplies intends to create partnership programs whereby ISPs, telecommunication, customer care or financial companies would offer discounts or preferred service plans to eSupplies SME customers. eSupplies believes that these services will provide incremental revenue, strengthen its position with customers and attract new customers by offering a one-stop shopping experience.

Target Market

      eSupplies targets companies that are:

o Classified as small to mid-size businesses (SIVIEs) with 5 to 49 employees,

o     Are urban-based,

o     Are in a vertical trade or profession (ex. legal and medical offices), and

o     Have a good credit history.

      This is an ideal market because they do not require onsite inventory management systems, they normally do not rely on competitive bidding process, and the "big box" stores do not directly cater to this market space. The big box competitors target the small office/home office (SOHO) and contract market.

Sales Strategy

      eSupplies is currently serving the western Canadian marketplace, but plans to aggressively expand into Ontario, Canada, California, and the Pacific Northwest. In order to enter these markets, eSupplies has a multi-prong sales strategy:

1. To use its telesales and outside sales professionals to actively cold-call on accounts. To expedite this program eSupplies has recently acquired a database of 15,000 businesses in western Canada that matches its target market criteria. eSupplies has assigned 3,000 of these names to its outside sales force to actively solicit, with the rest going to its telesales department. The telesales department averages 400 - 500 scripted calls per day. eSupplies estimates that it will convert 3% of the database into long-term commercial accounts. As eSupplies enters the US market, it intends to refine this process and increase its yield to 4%. eSupplies' Calgary telesales department will call upon all potential accounts in North America.

2. To drive traffic through eSupplies' website. It is eSupplies' objective to drive existing and future accounts to order online all goods and services due to the cost savings that can be incurred. As part of this strategy eSupplies will use cash bonus incentives to push its sales force to drive their customers to use this service over the order desk, which will allow eSupplies' telesales and representatives to become much more efficient and productive in acquiring new accounts, and will reduce eSupplies' need to hire additional order desk personnel.

3. eSupplies will look to acquire existing office supplies companies as it enters into each new geographic territory. eSupplies will then restructure into its virtual sales and marketing operations, with the goal of retaining the acquired company's customer list and their loyalty to said firm. As part of this strategy, eSupplies expects to enter the Ontario marketplace by the 4th quarter of 2000.

4. Its 1-hour Rush service, which should enable eSupplies to differentiate itself from all its local and national competitors.

Sales Targets

      For the calendar year end December 31, 2000, eSupplies is targeting:

      o $2.5 million for its Canadian outside sales force, with a targeted increase to $16.9 million by 2002, as eSupplies increases its sales force from 9 to 18 outside reps by 2002.

      o $0.2 million in US-based outside sales, with an increased target of $18.1 million by 2002, as eSupplies increases its sales force from 12 reps in Q4 2000, to 30 outside reps by 2002.

      o $1.8 million for its telesales department, with an increased target to $10.8 million by 2002, as eSupplies increases its telesales force from 12 to 66 telesales reps by 2002 to service all of North America.

      o $0.2 million in unique e-commerce sales, with an increased target $14.0 million by 2002.

      o $0.4 million for its 1-Hour Rush service, with an increased target to $49.5 million by 2002, as eSupplies will offer this service in 20 cities throughout the United States.

      As part of eSupplies' push into the United States, it intends to target acquisitions in California and the Pacific Northwest markets and then enter into other markets every six months thereafter. eSupplies intends to target companies for acquisitions that have between $3 and $5 million in sales, have a strong customer list, are profitable, see that their future is in creating a strong web presence, and understand the need to dramatically pare back fixed and variable costs. As part of eSupplies' push into the United States, it will only launch its outside sales and 1-Hour Rush service, once an acquisition has been completed.

Marketing Strategy

      eSupplies' marketing strategy involves creating investor and public relation campaigns, which are designed to differentiate eSupplies from its competition. eSupplies will rely on GPC Communications to help define and enhance this message.

Advertising and Promotion Strategy

      eSupplies will rely on a national and local advertising and promotional strategy to inform and drive customers to eSupplies related services. eSupplies' national advertising and promotional strategy will consist of traditional and web-based programs. The traditional advertising and promotional program will consist of radio, cable television ads, along with public relation's activities
(PR). PR activities will include press releases and media placements.

eSupplies' relationship with United Stationers (NASDAQ: USTR)

      United Stationers ("United") is North America's largest wholesaler of business products, with annual sales of $3.4 billion. The company operates 66 distribution centers across the US and Mexico (and is opening a center in Toronto, Ont. to serve the Canadian marketplace by the third quarter of this year). eSupplies' distribution centers cover a total area of 9 million sq. ft., handle a $550 million inventory investment and process over 35 million orders each year.

      Currently United Stationers does not carry Hewlett-Packard information products (IP) -computer, printer and fax consumables (ie. laser cartridges), and paper products for the Canadian market, but that will change by third quarter of this year as eSupplies establishes its Canadian operations. As an interim step, eSupplies has been able to source competitively priced products to service its Canadian-based customers.

      United's mandate is to create marketing and knowledge-base tools to allow its independent dealer network (IDN) to compete effectively against the superstore stores including: Just in Time (JIT) delivery, marketing tools (catalogues), and web enabling e-commerce capabilities - the ability for an eSupplies' customer to electronically place an order on its website, and have United pick and pack and deliver that order direct from their warehouses to eSupplies' customers (via eSupplies' courier partner) without the customer even knowing that United was involved in process. In addition, eSupplies' believes that its relationship with United provides it with the ability to service substantially all major business centers with next business day service.

      eSupplies' order fulfillment for western Canada is handled by United's Seattle, Washington and Egan, Minnesota warehouses. Product is shipped FOB (destination) to eSupplies main Canadian delivery centers (Vancouver, Calgary, Edmonton and Winnipeg), from which Canadian Freightways takes over except in Calgary (where eSupplies has its own fleet) and delivers to the customer the next business day.

      eSupplies uses several of United"s catalogues to promote its products, one is the general catalogue which carries over 25,000 product items, and another is the introduction (attack) catalogue, which carries only the top 1600 items. eSupplies pays for most of the company's catalogue costs through co-op advertising dollars provided by United. Even though eSupplies is a newly formed company, it has already become United Stationers #1 western Canadian customer.

Directors and Officers

Robert (Bob) Burpee, President and CEO

      Prior to joining eSupplies, Mr. Burpee was the VP of Lubricants Division of PETROCANADA, from 1991-1999, which is one of the world's largest facilities using severe hydrocracking technology. Mr. Burpee was responsible for over $350 million in revenue and approximately 600 employees. From 1988- to 1991, Mr. Burpee was the President and CEO of CANBRA FOODS, a $100 million food processing company. CANBRA FOODS is a division of James Richardson International (JRI) a private Canadian company. Prior to CANBRA, Mr. Burpee, was the President of Knott's Berry Farm Foods Ltd., of Placentia, CA, which is a $50 million family-owned regional food business. Under Mr. Burpee direction the company created a freestanding business separating the food operations from its amusement park operations.

Lawrence H. Lee, CA, CFA, VP Finance and CFO

      Prior to joining eSupplies, Mr. Lee was the Corporate Controller and Acting CFO for Novatel Wireless Inc., (NWI) a privately held San Diego, CA-based company. Novatel Wireless is a leading edge developer and manufacturer of wireless Internet solutions. From 1992 to 1996, Mr. Lee was a Senior Manager of Ernst & Young Calgary office, where he provided accounting, auditing and financial reporting consultation services for Canadian and US-based public and planning to go public companies. In 1995, Mr. Lee was also a Secondment to the Alberta Securities Commission.

Larry Putnam, VP Sales

      Prior to joining eSupplies, Mr. Putnam ran his own non-grocery food-based brokerage, and strategic consulting service. His clients included Cadbury Schweppes, Dole Canada, Sun Ripe Foods, etc. From 1983 to 1987, was the VP of Sales and Marketing for Cadbury Schweppes, which trades on the New York Stock Exchange as American Depositary Shares (" ADS"). From 1980 to 1983, Mr. Putnam was the VP of Sales for Cadbury Foods, and was part of the acquisition team that acquired Motts Clamato business. He grew business from $15 million to $120 million over those three years. Prior to that, Mr. Putnam was National Sales Manager, Coffee Division for General Foods, which is a $150 million a year division.

Rodger Moody, Business Development Team Leader

Mr. Moody joined Willson's Stationers in December 1998 with a strong background in customer service. He continued with eSupplies following the purchase of the assets of Willson's Stationers. While exposed to the high-quality training in both companies, he learned the philosophies and customer vision needed to compete in today's business world. From February to November of 1998, Mr. Moody was the Education Sales Manager for WestWorld Computers, Ltd., a Calgary based distributor of computer hardware and software. Mr. Moody worked as an independent restaurant consultant from1996 to 1998, giving him first-hand experience in operations of business ventures.

Riaz Mamdani, Director

Mr. Mamdani, age 32, has been a director of eSupplies since November 1999. Mr Mamdani has also been Chief Financial Officer of JAWS Technologies Inc. (NASDAQ:JAWZ) since July 1999. Previously, he was their Director of Corporate Finance from March 1999 to July 1999. Mr. Mamdani is responsible for the development of operational financing including securities issuances, the documentation needed to close these issuances, establishing and implementing professional relationships and assisting in matters of corporate compliance as well as company structure. From May 1996 to August 1998, Mr. Mamdani was Barrister and Solicitor with Beaumont Church, a Calgary-based law firm, where his practice focused in the areas of Corporate, Commercial and Securities law. From May 1992 to April 1996, he was a Pharmacist at the Foothills Hospital in Calgary while attending law school at the University of Calgary, from September 1993 to May 1996. Mr. Mamdani graduated with a Bachelor of Law degree from the University of Manitoba with a Bachelor of Science degree in Pharmacy in 1992.

Employees

      As of July 15, 2000, eSupplies had 45 employees.

Offices

      eSupplies' offices are located at 2340 Pegasus Way, N.E. Suite 123, Calgary, AB, T2E 8M5. eSupplies occupies 12,000 square foot at this location and pays an annual rent of $96,000, plus condominium fees of CDN$30,636.

Capital

The authorized capital consists of an unlimited number of Class "A" Common Voting Shares. There are 3,550,000 issued and outstanding shares. Pursuant to the Agreement, the Company will purchase 962,500 Class "A" Common Voting Shares, representing 27.1% of eSupplies' outstanding Class "A" Shares.

Principal Holders. The following table sets out all of the shareholders of eSupplies as of July 31, 2000.

---------------------------------------------------------------------------------------------------
                       Name               Class                # of Shares           Capitalization
                                                                                          US $
---------------------------------------------------------------------------------------------------
Striker Capital Ltd.                     Class "A"               1,062,500            $     4,250
---------------------------------------------------------------------------------------------------
Cameron Chell                            Class "A"                 962,500                  3,850
---------------------------------------------------------------------------------------------------
Riaz Mamdani                             Class "A"                 350,000                  1,400
---------------------------------------------------------------------------------------------------
Robert E. Burpee                         Class "A"                 125,000                    500

---------------------------------------------------------------------------------------------------
VC Advantage Limited Partnership         Class "A"                 416,667              2,500,000
---------------------------------------------------------------------------------------------------
Thomson Kernaghan & Co. Limited          Class "A"                 600,000              3,600,000
---------------------------------------------------------------------------------------------------
Zeus Capital Corp.                       Class "A"                  33,333                200,000
---------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                       3,550,000            $ 6,310,000
---------------------------------------------------------------------------------------------------

Options/Warrants/Rights to Acquire Stock

The following table sets out the outstanding options:

-----------------------------------------------------------------------------------------------------------------
Name                    Price      Total Options                             Vesting
-----------------------------------------------------------------------------------------------------------------
Chell.com Ltd.          7.00           500,000     Nov.1/2000           Nov.1/2001         Nov.1/2002
                                                   166,666              166,666            166,667
-----------------------------------------------------------------------------------------------------------------
Bob Burpee                                         Nov.1/2001           Nov.1/200          Nov.1/2002
                        7.00           155,000     55,000               50,000             50,000
-----------------------------------------------------------------------------------------------------------------
Lawrence Lee            7.00            75,000     Nov.1/2000           Nov.1/2001         Nov.1/2002
                                                   25,000               25,000             25,000
-----------------------------------------------------------------------------------------------------------------
Larry Putnam            7.00            75,000     Nov.1/2000           Nov.1/2001         Nov.1/2002
                                                   25,000               25,000             25,000
-----------------------------------------------------------------------------------------------------------------
Karl Sigerist Jr.       7.00            75,000     Nov.1/2000           Nov.1/2001         Nov.1/2002
                                                   25,000               27,000             25,000
-----------------------------------------------------------------------------------------------------------------
Employee Base                          620,000
Unallocated
-----------------------------------------------------------------------------------------------------------------
Board Unallocated                      470,000
                                   -----------
-----------------------------------------------------------------------------------------------------------------
Sub-Total                            1,970,000
-----------------------------------------------------------------------------------------------------------------

Pursuant to the terms of a convertible loan agreement VC Advantage Limited Partnership is entitled to convert its debt into common stock at $6.00/share. See "Material Contracts of eSupplies".

The following table sets out the outstanding warrants entitling holders to purchase common shares as of July, 2000:

--------------------------------------------------------------------------------------------
Name                                          Price      # of Warrants          Expiry Date
                                              US $
--------------------------------------------------------------------------------------------
VC Advantage Limited Partnership              $7.00          85,000             May 24, 2003
--------------------------------------------------------------------------------------------
VC Advantage Limited Partnership              $7.00          42,500             May 24, 2003
--------------------------------------------------------------------------------------------
Thomson Kernaghan & Co. Limited               $7.00         120,000             May 24, 2003
--------------------------------------------------------------------------------------------
Thomson Kernaghan & Co. Limited               $7.00          60,000             May 24, 2003
--------------------------------------------------------------------------------------------
Zeus Capital Ltd.                             $7.00           6,000             May 24, 2003
--------------------------------------------------------------------------------------------
Thomson Kernaghan & Co. Limited               $7.00           3,000             May 24, 2003
--------------------------------------------------------------------------------------------
VC Advantage Limited Partnership              $7.00          85,000             May 24, 2003
--------------------------------------------------------------------------------------------
Thomson Kernaghan & Co. Limited               $7.00          85,000             May 24, 2003
--------------------------------------------------------------------------------------------
Chell.Com Ltd.                                $7.00          85,000             May 24, 2003
                                                           --------
--------------------------------------------------------------------------------------------
SUB-TOTAL:                                                  571,500
--------------------------------------------------------------------------------------------

In addition, eSupplies is negotiating a web site development agreement with Critical Mass Inc., which, based on meeting certain performance standards can result in the issuance of 175,000 Class A Voting shares to Critical Mass Inc., 75,000 options to Critical Mass and 9,200 shares to Bob Burpee as a result of an anti-dilution term in his employment contract.

Assuming the Critical Mass agreement is completed, on a fully diluted basis, there will be 9,707,843 Class "A" Shares.

Material Contracts

      eSupplies has entered into the following material contracts:

1. Escrow Agreement. The escrow agreement is between Cameron Chell, Striker Capital Ltd., Riaz Mamdani and Robert Burpee dated February 8, 2000 as amended on May 24, 2000.

      It provides that "Shares" shall mean the shares of eSupplies held by each shareholder, as set out in the schedule below, together with the Exchangeable Shares issued to any particular shareholder in exchange for the shares in eSupplies and/or the Pubco Shares (as defined in the Escrow Agreement) issued to any particular Shareholder in exchange for the Shares or Exchangeable Shares and any additional shares issued by way of a dividend paid in shares which accrues to the Shares, and the certificate or certificates representing such Shares.

-----------------------------------------------------------------------------------------------------------------------------------
            Name        Total Number of Shares         Release #1 -                Release #2 -                Release #3 -
            ----                                       ------------                ------------                ------------
                                                 6 Months After Qualifying  12 Months After Qualifying   24 Months After Qualifying
                                                          Offer*                      Offer*                       Offer*
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Burpee                125,000                    31,250                     31,250                       62,500
-----------------------------------------------------------------------------------------------------------------------------------
Striker Capital Ltd.          1,062,500                   265,625                    265,625                      531,250
-----------------------------------------------------------------------------------------------------------------------------------
Cameron Chell                   962,500                   240,625                    240,625                      481,250
-----------------------------------------------------------------------------------------------------------------------------------
Riaz Mamdani                    350,000                    87,500                     87,500                      175,000
-----------------------------------------------------------------------------------------------------------------------------------
Subtotal:                     2,500,000
-----------------------------------------------------------------------------------------------------------------------------------

*"Qualifying Offer" is defined below.

      Each Shareholder placed and deposited in escrow with the Escrow Agent the Shares of eSupplies.

      The parties agreed that the Shares and the beneficial ownership or any interest in them shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, without the express consent in writing of Chell and Mark Valentine (and/or a representative of VC Advantage Limited Partnership other than Chell) and upon notice to the other Shareholders being first given, except as may be required by reason of the death or bankruptcy of any Shareholder, in which case the Escrow Agent shall hold the Shares subject to this Agreement, for whatever person, firm, or corporation shall be legally entitled to be or become the registered owner thereof. If any concession or compromise is made to one Shareholder, then all of the other Shareholders shall be entitled to the same treatment.

A Qualifying Offer shall be an offer:

      (a) made by eSupplies.com Inc. (or its corporate successor) and/or its wholly owned subsidiary or such other person as it may designate in writing;

      (b) made by securities exchange takeover bid circular, share purchase agreement or other form of business combination (acceptable to VC Advantage Limited Partnership), to all of the holders of Class "A" shares of eSupplies (other than US residents unless permitted by US securities laws) and all holders of options to acquire Class "A" shares of eSupplies (other than US residents unless permitted by US securities laws);

      (c) made on or before November 30, 2000 and closing on or before November 30, 2000; and

      (d)   having the following provisions:

            (i) the consideration to be received by each holder of a eSupplies Class "A" share shall be $6.00 per share;

            (ii) the consideration of eSupplies.com Inc. (or its corporate successor) and/or its wholly owned subsidiary shall be either:

                  (A) the issuance of one (1) eSupplies.com Inc. (or its corporate successor) common share; or

                  (B) the issuance of one (1) eSupplies Exchangeable Share (or wholly owned subsidiary exchangeable share) which may be converted into one (1) eSupplies.com Inc. (or its corporate successor) common share at any time within four years of the eSupplies.com Inc. Closing Date and which shall be automatically converted on the fourth anniversary of the eSupplies Closing Date;

            (iii) the consideration to be received by each holder of a eSupplies option to acquire eSupplies Class "A" shares shall be the receipt of a eSupplies.com Inc. (or its corporate successor) option to acquire an eSupplies.com Inc. (or its successor) common share for the same exercise price and under the same terms and conditions as set out in any agreement between the option holder and eSupplies.

      The parties agreed that any Qualifying Offer will include and be subject to customary conditions appropriate in the context. The date upon which eSupplies.com Inc. accepts the tendered common shares under the Qualifying Offer shall be referred to as the "Closing Date".

2. Loan Agreement with VC Advantage Limited Partnership. By agreement dated May 24, 2000, VC Advantage Limited Partnership agreed to establish a non-revolving term loan (the "Loan") to eSupplies in the principal amount of up to Six Million Dollars in the currency of the United States of America ($ 6,000,000). The sum of $2,500,000 was advanced on May 24, 2000. The loan is repayable 390 days from May 24, 2000. VC Advantage Limited Partnership is not obliged to advance any funds and/or if certain funds are advanced to continue to advance funds to the maximum of $6,000,000. eSupplies is obliged to pay interest to the Lender on the outstanding and unpaid principal amount of the Loan at the rate of ten percent (10%) per year, calculated on the basis of a year of 360 days based on the actual number of days elapsed. Interest shall be payable upon any prepayment of principal and at maturity, at the Lender's Principal Office. Any payments received shall be applied first to interest and then to principal. As additional consideration for the Loan, eSupplies shall issue the following Warrants:

      (a) Issue warrants to the principals for whom the Lender is acting as agent or the Lender (the "Lender's Warrants") to purchase up to 85,000 Class "A" shares (pro-rata to the advances on the Loan being 14 3/18 warrants for each $1,000 loaned) of eSupplies. The Lender's Warrants shall be valid for a period of 3 years from the Closing Date. The exercise price of the Lender's Warrants (the "Lender's Warrant Exercise Price") will be $7.00 per share. eSupplies shall have a right to cause mandatory call for the exercise of the Lender's Warrants after the first anniversary of the Closing Date if the average share price of eSupplies on any Canadian or US exchange or The National Association of Securities Dealers Over-the-Counter Bulletin Board ("OTC-BB") (or other electronic quotation system) for 30 consecutive trading days exceeds $9.00 per share. The holders of the Lender's Warrants shall have 30 consecutive trading days to exercise their warrants if called;

      (b) Issue warrants to Thomson Kernaghan & Co. Limited, as agent, (the "Agents' Warrants") to purchase up to 85,000 Class "A" shares (pro rata to the advances on the Loan being 14 3/18 warrants for each $1,000 loaned) of eSupplies. The Agents' Warrants shall be valid for a period of 3 years from the Closing Date. The exercise price of the Agents' Warrants (the "Agent Warrant Exercise Price") will be $7.00 per share. eSupplies shall have the right to cause mandatory call for the exercise of the Agents' Warrant after the first anniversary of the Closing Date if the average share price of eSupplies on any Canadian or US exchange or OTC-BB (or other electronic quotation system) for 30 consecutive trading days exceeds $9.00 per share. The holders shall have 30 consecutive trading days to exercise their warrants if called; and

      (c) Issue warrants to Chell.com Ltd., as advisor and consultant, (the "Chell.com Warrants") to purchase up to 85,000 Class "A" shares (pro rata to the advances on the Loan being 14 3/18 warrants for each $1,000 loaned) of eSupplies. The Chell.com Warrants shall be valid for a period of 3 years from the Closing Date. The exercise price of the Chell.com Warrants (the "Chell.com Warrant Exercise Price") will be $7.00 per share. eSupplies shall have the right to cause mandatory call for the exercise of the Chell.com Warrant after the first anniversary of the Closing Date if the average share price of eSupplies on any Canadian or US exchange or OTC-BB (or other electronic quotation system) for 30 consecutive trading days exceeds $9.00 per share. The holders shall have 30 consecutive trading days to exercise their warrants if called.

      eSupplies was required to pay a fee equal to eight (8%) percent of the gross amounts advanced under each draw to the Lender on the date of each such advance. The fee shall be deducted from the advance. eSupplies acknowledges that such fee shall be fully earned on the date of such draw and the fee shall be non-refundable.

      The Lender shall be granted the option, exercisable at any time and from time to time prior to the Maturity Date as so extended, to convert, at the eSupplies Conversion Rate (or eSupplies USA Conversion Rate), indebtedness outstanding hereunder, in whole or in part, into fully paid and non-assessable Class "A" shares of eSupplies (or common shares of eSupplies USA). The Lender shall exercise such option by providing eSupplies/eSupplies USA with written notice of such conversion and the calculation of the Current Market Price shall be for a period of 10 consecutive trading days ending not more than three trading days before such notice. As soon as practicable after receipt of such notice, eSupplies/eSupplies USA shall issue, or cause to be issued, and deliver, or cause to be delivered, to the Lender, a certificate for the number of Class "A" shares of eSupplies (or common shares of eSupplies USA) deliverable upon such conversion.

      If eSupplies does not repay the Indebtedness due pursuant to this Agreement on the Maturity Date, eSupplies shall issue on the first date of each month after the Maturity Date warrants to purchase Class "A" of eSupplies ("Late Payment Warrants") enabling the Lender to purchase an addition 2,500 Class "A" shares of eSupplies for each $500,000 of Indebtedness outstanding. The Late Payment Warrants shall be valid for a period of 3 years from the Maturity Date. The exercise price shall be $7.00 per share during year 1 and year 2 and $8.00/share in year 3. eSupplies shall have a right to cause mandatory call for the exercise of the Late Payment Warrants after the first anniversary of the Maturity Date if the average share price of eSupplies on any Canadian or US exchange or OTC-BB (or other electronic quotation system) for 30 consecutive trading days exceeds $9.00 per share, provided however when combined with other terms of compensation the interest rate shall not exceed federal or provincial usery rates. The holders of the Late Payment Warrants shall have 30 consecutive trading days to exercise their warrants if called.

      eSupplies (Alberta) Ltd. also covenanted to go public in the US on or before November 30, 2000 through an initial public offering or by reverse takeover of an existing public company. eSupplies (Alberta) Ltd. also undertook to provide registration rights to VC Advantage Limited Partnership on terms similar to those provided by cMeRun if the offeror under the reverse takeover offeror was a public corporation or terms similar to enygro if the reverse takeover offeror was not public corporation.

3. Warrant Agreement. There are 9 separate warrant agreements between eSupplies, VC Advantage Limited Partnership, Thomson Kernaghan & Co. Limited, Chell.com Ltd., and Zeus Capital Corp.(the

"Warrant Agreements") The exercise price is $7.00/sharen (the "Exercise Price") and the expiry date is May 24, 2003. The warrants contain anti-dilution provisions. The Exercise may be adjusted if there are issuances of Additional Shares of Common Stock if the consideration per share for an Additional Share of Common Stock Price (as defined in the Warrant Agreement) issued or deemed to be issued by eSupplies is less than the Exercise Price for such Warrant Shares in effect on the date of, and immediately prior to such issue, for each Warrant Share. In the event eSupplies issues Options or Convertible Securities Price (as defined in the Warrant Agreement) then the maximum number of issuable shares be deemed to have been issued, provided upon the expiration or price increase of such Options or Convertible Securities over time would reduce the adjustment. The Exercise Price shall be reduced, concurrently with such issuance with respect to the Warrant Shares, to a price determined by multiplying the Exercise by a fraction (x) the numerator of which shall be the sum of (1) the number of shares of Common Shares outstanding immediately prior to such issuance, plus the number of shares of Common Shares which the aggregate consideration received by the Company for the total number of Additional Shares of Common Shares so issued would purchase at such Exercise Price and (y) the denominator of which shall be
(1) the number of shares of Common Shares outstanding immediately prior to such issuance plus (2) the number of such additional shares of Common Shares so issued.

4. A web services development agreement with Critical Mass Inc. for the development of eSupplies Web Site. Although Critical Mass started work on the web site in May, a formal agreement has not yet been executed. Critical Mass has, in addition to discounted fees earned on the services, been promised, provided that certain performance standards are met, that:

      (a) eSupplies shall issue 175,000 Class "A" shares from treasury released over time based on performance standards, the amount, date of release and standards of which have not yet been agreed to;

      (b) options to purchase 75,000 Class "A" shares at $7.00 for 30 months the vesting periods of which have not yet been agreed to;

      (c)   subject to escrow release;

      (d)   subject to lockup agreement; and

      (e) if the web site is completed, eSupplies will issue to Bob Burpee 9,200 shares at nominal consideration as an anti-dilution equalization payment;

5. eSupplies occupies leased premises at 2340 Pegasus Way, N.E. Suite 123, Calgary, AB, T2E 8M5. eSupplies occupies 12,000 sq ft at this location and pays an annual rent of CDN$ 96,000 plus condominium fees of CDN$30,636. The landlord is Bankton Development Corp.

6. Service Agreement with Chell.com dated February 8, 2000 for the provision of strategic advice with respect to financing, public relations, corporate structure, technology, human resources and other services typically required by start-up ventures. The agreement calls for fees of $720,000. The fee has been paid in full.

Conflicts/ Interest of Management in Material Contracts/Indebtedness of
Management

      Cameron Chell, who is Chairman of the Board of eSupplies, is also is a director and shareholder of VC Advantage Limited the general partner of VC Advantage Limited Partnership which will earn fees on loans and equity financings made to eSupplies. Chell is also the sole shareholder of Chell.com, which has earned fees with respect to the Service Agreement. He is also is a minority shareholder of Bankton Development Corp., landlord of eSupplies and holds a 16.67% interest in the company. Chell.com holds warrants identified above on pages 22-26.

Lawsuits

      The management of eSupplies is not aware of any existing litigation nor are they aware of any threat of litigation.

Auditors

      eSupplies is a start-up company, and has not yet completed its first year of operation, it has not yet appointed auditors.

Financial Statements

      According to an unaudited financial statement of eSupplies, attached as Exhibit "E", as of May 31, 2000, eSupplies total assets were valued at CDN$7,966,401, total liabilities and stockholders' equity was CDN$7,966,401. Gross profits year to date as of May 31, 2000 were CDN$174,849, operating expenses were CDN$1,727,336, resulting in an operating loss of CDN$1,552,487. Interest income was CDN$11,466 and financing costs were CDN$286,576, resulting in a net loss of CDN$1,827,597.

Management Discussion of Operating Results

Management of eSupplies advised that the acquired revenues from the purchase of the Willson assets are disappointing. The customer base from the acquisition largely did not move over to eSupplies. Since April 1, 2000, management has refocused the sales group's efforts on the acquisition and retention of new customers. For the month of May 2000, 89 new accounts have been opened compared with the 36 opened in April. New customers now account for 25 percent of the company's business. These numbers should improve as the sales force gains experience and is provided with additional automated sales tools. As anticipated the gross margin is around the 30% mark. This is consistent with discussions with United Stationers and the past experience with Willson. Management anticipates that this margin will hold firm in future months.

Specific Risk Factors

      1. Key Personnel

      eSupplies is substantially dependent for a significant part on the continued services of its key technical, sales and senior management personnel. Losing one or more of these individuals could have a material adverse effect on its business, results of operations and financial condition. eSupplies intends to enter into employment agreements with each of its key employees in the future. The terms of these employment agreements are subject to negotiation. There can be no assurance that the employment agreements will be entered into upon acceptable terms.

      2. Additional Financing

      eSupplies will need additional financing to meet its capital requirements. If eSupplies requires additional funds, it shall be dependent upon sources such as:

            o     future earnings.

            o the availability of funds from private sources, including, but not limited to, our shareholders, loans and additional private placements, and

            o the availability of funds from public sources including, but not limited, an initial public offering of our securities.

      Market conditions for private and public offerings are subject to uncertainty and there can be no assurance when or whether a private and/or public offering shall be successfully completed or that other funds shall be made available to us. In view of eSupplies lack of operating history, their ability to obtain additional funds is limited. Such financing may only be available, if at all, upon terms which may not be advantageous to us. If adequate funds are not available from operations or additional sources of financing, our business shall be materially adversely affected and the company may not be able to continue operations or develop its business plan. In addition, there is no assurance that eSupplies will be successful in its plans to go public.

      3. Competition

      eSupplies is seeking to enter a market that is very competitive. eSupplies faces strong competition from established and more well known companies such as Office Depot, Staples and OfficeMax. The company will have to implement a marketing strategy and public relations campaigns to differentiate the Company from its competition and establish itself in this market. E supplies faces the possibility that a better capitalized company may go after the eSupplies market.

      4. Third Parties

      eSupplies relies upon third parties for a supply of products and for delivery to customers. eSupplies heavily relies on United Stationers as its office supplier and Canadian Freightways as its courier company to deliver packages to customers. Many of the business plans of eSupplies may not be achieved without formal support from United Stationery and significant power may rest with United Stationers, enabling it to dictate the terms of the relationship with eSupplies.

      5. Minority Shareholder

      The Company is acquiring 27.1% of eSupplies outstanding shares, which is only a minority interest in eSupplies. The Company will not have control or the right to control the management and business activities of eSupplies.

C ME RUN CORP.

      C Me Run which is listed on the NASD OTC Bulletin Board (symbol:CMER), is an Internet computing company that enables Internet Service Providers (ISPs) and Web Portals to provide their customers with full use of brand-name software titles (like Microsoft Works(C) and Money(C)) from any web browser. C Me Run is an emerging company in the Application Service Provision ("ASP") industry.

      C Me Run handles both back-end distribution and manages the delivery systems required to provide application access to customers. C Me Run's core competency is the design, building and maintenance of server-based computing systems.

      C Me Run's service offerings are built on a foundation of both server-based computing technologies and cutting-edge hardware and software solutions. C Me Run deploys high-end application server clusters, high-capacity remote storage devices, high-speed routers and hubs, and secure, high-speed access to more than 145 public and private Internet access points.

      C Me Run (a development stage company) began as a Florida corporation, known as Fundae Corp., formed with the contemplated purpose to sell chocolate malts, flavoring and related products. The business concept and plan was based upon information obtained by the incorporator several years before while working for an unrelated company with the same concept and business plan. The incorporator and sole shareholder was unable to obtain the cooperation and assistance of workers and investors to implement the proposed plan. After development of a business plan and efforts to develop the business failed, all efforts were abandoned in 1996. In January 1999, Fundae Corp. became a "reporting issuer" in the United States with express purpose was to locate and consummate a merger or acquisition with a private entity. On December 2, 1999, it entered into a series of transactions with respect to completing the acquisition of C Me Run Corp., a private Delaware corporation and C Me Run (Alberta) Ltd. On December 2, 1999, it was listed for trading on the OTC-BB under the symbol FNDE. On December 2, 1999, it changed its name to cmerun, inc., and its trading symbol was changed to CMER. On December 29, 1999, cmerun, inc. merged with its wholly owned subsidiary, Fundae Acquisition Corp., a Delaware corporation, which merger served to re-incorporate in Delaware. Following the merger, the corporate name became Fundae Acquisition Corp. and its common shares continued to trade on the OTC-BB as CMER. On January 31, 2000, a wholly owned subsidiary of Fundae Acquisition Corp., Fundae Merger Sub Inc., a Delaware corporation, merged with C Me Run Corp., a Delaware corporation, the corporation that had agreed to acquire the common shares of C Me Run (Alberta) Ltd. resulting the creation of a new wholly owned subsidiary of Fundae Acquisition Corp., also called C Me Run Corp. On January 31, 2000, Fundae Acquisition Corp. merged with its wholly owned subsidiary, C Me Run Corp., to form C Me Run Corp. C Me Run Corp., the surviving entity, continued to be traded on the OTC-BB under the symbol CMER. The surviving entity became obliged to acquire the shares of C Me Run (Alberta) Ltd.

      C Me Run Corp. incorporated a wholly owned subsidiary, 856592 Alberta Ltd. on December 2, 1999 for effecting the acquisition of C Me Run (Alberta) Ltd. On January 24, 2000, 856592 Alberta Ltd. changed its name to C Me Run Acquisition Corp. ("CAC"). C Me Run, directly or indirectly through CAC, has made an offer to acquire all of the shares of C Me Run (Alberta) Ltd. on the basis of either:

      (a) one C Me Run Common Share for each C Me Run (Alberta) Ltd. Common Share; or

      (b) one C Me Run Acquisition Corp. Exchangeable Share for each C Me Run (Alberta) Ltd. common share and either:

            (i) one C Me Run option to purchase C Me Run Common Shares for each C Me Run (Alberta) Ltd. option to purchase C Me Run (Alberta) Ltd. common share; or

            (ii)  one CAC option for each C Me Run (Alberta) Ltd. option.

            The CAC Exchangeable Shares could be converted into C Me Run Common Shares.

      The holders of CAC Exchangeable Shares will be entitled to dividends and other economic rights equivalent to those of shares of C Me Run Common stock and will be entitled through a voting trust to vote at meetings of the shareholders of C Me Run. The CAC Exchangeable Shares are designed to provide an opportunity for holders of C Me Run Alberta shares and C Me Run Alberta options to achieve a Canadian tax deferral in certain circumstances. C Me Run will create a special preferred share and enter into a support agreement and a voting trust and exchange agreement which, in combination with the CAC Exchangeable Share terms, will provide the exchange mechanism. All exchangeable shares must be exchanged within 4 years. Lockup agreements are in place and therefore it is anticipated that the transaction will close. If C Me Run/CAC takes up and pays for securities validly deposited under the Offer and acquires not less than 90% of the issued and outstanding securities of any class which is the subject of the Offer, CAC/C Me Run intends, to the extent possible, to acquire the remaining securities of any such class pursuant to the compulsory acquisition provisions of the Alberta Business Corporations Act. If CAC/C Me Run takes up and pays for securities validly deposited under the Offer and acquires less than such number thereof or the compulsory acquisition provisions of the Alberta Business Corporations Act are otherwise unavailable, CAC/C Me Run intends to consider other means of acquiring, directly or indirectly, all of the outstanding C Me Run Alberta Securities available in accordance with applicable law, including a subsequent acquisition transaction. If the conditions precedent are satisfied, subject to the exercise of certain options, CAC/C Me Run will own sufficient C Me Run (Alberta) Ltd. securities to effect such subsequent acquisition transaction.

Plan

      C Me Run intends to operate the business concept being acquired from C Me Run (Alberta) Ltd. through C Me Run. Its mission is to become known as "The Internet Computing Company" which will enable consumers to access brand-name software applications via a secured Web browser from their favorite Internet portal or Internet Service Provider (ISP).

      C Me Run plans to enable consumer ISP's, which currently specialize in providing Internet access to their customers, to become consumer Application Service Providers (ASPs). An ASP, according to the ASP Industry Consortium, manages and delivers software applications to customers from data centers across a wide-area network. An ASP may be a commercial entity, providing a paid service to customers or, conversely, a not-for-profit or government organization supporting end users. C Me Run is the ASP engine that enables ISP's to increase the value of their offering to their consumer customer base.

Market Facts and Trends

Market Trends

o Internet Service Providers (ISP's) and Internet portals are being forced to continually innovate and add functionality in order to acquire new subscribers and stay competitive.

o The rise of the under $500 computer and alternative "thin client" personal computing devices (without hard drives or floppy drives) is opening new markets, and

o The increase in availability of high-speed network solutions will pave the way for more sophisticated, convergent products and services.

Social Themes

o As the Internet approaches critical mass, there is the potential for a new class distinction between those who are connected, and those who are not.

o The increasing complexities of personal computing systems require an aptitude and an investment in time and energy that many are unwilling or unable to give.

Market Statistics

o International Data Corp. (IDC) Estimates that in the US market alone, 65 million households will be online by 2003. Of those, nearly 21 million will be accessing the Internet with a broad band connection.The application rental (application hosting) market brought in an estimated $90 million in revenue in 1998, and is expected to reach $6.4 billion by 2001;(1)

o Shop.org estimates that Internet-only retailers spend an average of $42 in marketing costs to attract a single new shopper.(2)(3)

o Forrester Research estimates that the ASP market, which now comprises just 2 per cent of all software application sales, will grow to $11 billion by 2003.(3) (4)

Direct Target Market

C Me Run's primary direct target market consists of consumer-oriented Internet Service Providers (ISP's) and Internet portal sites. C Me Run's secondary direct target market is manufacturers and marketers of Internet appliances and (television) set-top boxes.

The direct target market includes the following types of companies:

o     Pure ISP's and portals.

o     Telecommunications and other companies with a major ISP focus.

o Traditional computer hardware manufacturers with a major focus on Internet appliances and "thin client devices", and

o     New entrants into the Internet appliance marketing market.

Indirect Target Market

C Me Run's indirect target consists of consumers who make personal use of consumer applications. This includes:

o Consumers and/or the Small Office/Home Office ("SOHO") users. This population wants to be able to access the latest software applications without the hassle of constantly upgrading their hardware or software requirements and/or maintaining their system;

o Individuals who have Internet-capable "thin clients", ranging from hand-held devices to set-top devices, with a need to access applications and content to expand the capabilities of their devices; and

--------
(1) "Rent Parties -- Service providers find rental apps an inviting proposition", Tele.com, CMP Media Inc., January 25, 1999.
(3) Small firms balk at software hosting services, CNET News.com, November 29, 1999
(4)   "Cyber merchants swap money for eyeballs" Inter@ctive week, November 16,
      1999

o People who travel extensively and would like the ability to access their applications and files from anywhere and anytime they have access to the Internet.

Product Offerings

C Me Run intends to act as both a subscription software distributor and a technical services company. It will specialize in the design, deployment and management of back-end solutions for Internet ISP's, portals and telecommunication companies. The company has developed a solid infrastructure design and provides a flexible licensing framework that enables channel partners (ISP's) to offer applications and personal file storage services to their consumer subscribers, the end-users of C Me Run's services.

C Me Run intends to offer the following services:

1. Co-branded Internet Computing Service - C Me Run's primary service offering is the deployment of the Internet-based, web-accessed computing platform that channel partners license, co-brand and market to their customers as an integrated component of their Internet computing product and/or service.

o Channel partners can choose the application packages they wish to offer their consumers. Subscriptions will automatically include upgrades to future versions.

o Each time the end user wants access to the system they simply go to the partner's home page and log in. The system can recall the users personal settings and provide access to his/her files through a simple icon or link on their start page. Clicking the link automatically launches the application as an embedded element of the page or in a new browser window.

o The channel partner has the opportunity to present the interface to their customers with maximum flexibility. They can create an experience whereby a user can modify the appearance of their "desktop" (e.g., change colors, change background, show personal pictures, remove/add features to their "home page").

o     Web and email-based customer support is included.

o C Me Run provides 25 MB of storage per user for basic file storage (additional storage available for an incremental fee).

o 128-bit encryption (Secure Socket Layer - SSL) is included at no extra charge.

o For the end user, the C Me Run will provide a free Web-based help desk and email customer support service related to the C Me Run offering. Telephone end user support is normally provided via the ISP's existing help desk. C Me Run in turn provides service specific telephone support to key ISP technical staff.

2. C Me Run USA Professional Services - C Me Run's professional services division intends to provide, for a fee, consulting to channel partners to aid in the planning, deployment and ongoing integration of our co-branded offerings. The amount of consultation and customization will vary among partners.

Revenue Opportunities

The Company expects to generate revenue through multiple sources:

o Through per-user per-month software licensing fees paid to C Me Run by its channel partners (ISP's, etc.)

o Through monthly management and licensing service fees paid to C Me Run by its channel partners.

o Through professional services fees paid to C Me Run by its channel partners.

o As C Me Run increases its end-user subscriber base (over 100,000 end-users), the company anticipates the potential to charge an agency fee from e-commerce and advertising programs generated through hits/impressions related to the delivery of the Internet computing services.

Service Benefits

End users of C Me Run's service will receive the following benefits:

o Using a C Me Run channel partner gives them the chance to pay for as many or as few applications of the service as they want, for only as long as they want them.

o There is no need to pay upgrade fees for new software versions or computer components in order to run the latest version of software. The applications run on C Me Run's servers instead of on the user's hard drive.

o They can access their personal desktop, files, and applications anywhere, anytime, and on almost any Internet-capable device, regardless of the platform.

o They no longer need to make the initial $1500-$3500 investment in a new computer that will be obsolete in 18 months in order to access the latest and greatest applications.

o They do not need to have the aptitude or the expertise to manage system updates or handle day-to-day maintenance to their computer system to access new software applications.

The Web Portals, ASPs, ISPs and other C Me Run channel partners would benefit by:

o Increasing the "stickiness" of their Web sites (i.e., the length of time a visitor will spend viewing their content and it's advertising elements).

o     Differentiating themselves from their competition.

o Increasing customer loyalty and attracting new subscribers with exciting content that adds value to a customer's Internet experience.

o Capturing valuable new marketing intelligence from end customers, (in particular, their work habits, preferred applications, etc.), to increase the effectiveness and therefore the value of their site's targeted advertising.

Software developers/vendors would benefit from this service by:

o     Gaining a more reliable revenue stream.

o Reducing the investment in personnel and infrastructure required to support legacy versions of software as their installed base slowly adopts new versions of their product.

o Increasing their market potential through cross-platform expansion without re-writing software code.

o Increasing customer loyalty as a result of the best possible deployment of their products under the management of C Me Run personnel.

o Capturing valuable information about how their products are used, and who's using them, to better design subsequent releases.

o Effectively eliminating piracy of software products by end consumers. C Me Run subscribers never download the software, so it cannot be copied and distributed illegally.

High-speed Internet Access Providers (DSL or Cable Modem) would benefit from C Me Run services by:

o Driving demand for their high-speed and premium priced connectivity services, since the applications delivered perform best over high-speed connections.

o Expanding the market for Internet usage and broadband access to people who previously couldn't afford computers.

Manufacturers of Internet-enabled devices would benefit from C Me Run's service by:

o     Gaining access to a new distribution channel for their products.

o Increasing product demand created from the additional C Me Run service content available through their devices.

C Me Run Strategic Advantages

o Industry Experience - The founders of C Me Run Alberta, who will be employed or act as consultants to C Me Run, all have extensive experience in the ASP industry, and bring a depth of management experience in telecommunications, hosting, computer hardware, consumer applications software and professional services.

o Speed to Market - C Me Run is one of the first companies to provide brand-name consumer-based software to ISP's and Internet portal companies.

o Original Equipment Manufacturer (OEM) Neutral - C Me Run works with its channel partners to provide customized interfaces, which partners can then market and sell to their end users under their own well-known and trusted brands.

o Security - C Me Run provides security for ISP's and consumers, through a regime that utilizes 128-bit encryption secure socket layer (SSL) and bastion server technology.

o Business Model - C Me Run leverages the existing consumer portals in order to gain market penetration without incurring the expense of developing a new Internet portal.

Marketing, Advertising & Promotion

C Me Run has a combined push and pull marketing and promotion strategy.

Push marketing - Through a North American campaign consisting of public relations, symposium and trade show participation and sponsorship, and advertising, C Me Run intends to create awareness of its brand and services to its direct market: ISP's and Internet portal companies which are potential channel partners.

Pull marketing - C Me Run intends to sponsor cooperative advertising campaigns with channel partners to promote Internet computing products and services. These campaigns should help create consumer market awareness of its brand, similar to the manner in which Intel created its "Intel inside" campaign to heighten brand awareness both of its components and the brand of its partners.

Product Development Schedule

Proof of Concept (Alpha) - December 1999 - January 2000

The alpha test was a proof of concept demonstration of an application running via the Internet, providing storage on a remote server and generating statistics on a per-user basis. The software package Microsoft Office(TM) was made available to Windows-only Web-based clients. A static HTML page with no customizability options was presented to the end users.

Development: January 2000 - April 2000

This phase included the procurement, setup and configuration of hardware, the installation and configuration of the development servers and documentation of policies, procedures and standards that is used to establish the development environment. It also included the development of the back-end software, Web site design and integration accounting systems.

Beta: February 2000 - May 2000

Beta users were given access to a limited set of consumer applications hosted on www.cmerun.com. In addition, focus groups were exposed to the service. This phase tested the performance, functionality, design and overall user experience of the service and its perceived value in C Me Run's market and included refinement of the performance, design and functionality elements of the service.

Training: April - May 2000

In the training phase, the design, processes and procedures of the company were documented and an operating manual was created. Additional technical resources and customer support staff were recruited and trained on our design, maintenance and service delivery to prepare for implementation.

Data Center Readiness: June 2000

C Me Run's initial data center in Seattle was supplemented with a second server farm/data center in Waltham, MA to be able to handle 10,000 users. The data center is designed to be highly scaleable. All servers will be housed in a collocation arrangement.

Pilot Phase: July - September 2000

C Me Run plans to design and implement a controlled rollout of its service with several selected ISP's.

Commercial Phase: September - December 2000

C Me Run plans to be in full-scale production with its initial customers, and in rollout with one to two new customers per month.

Competition

      C Me Run has narrowed its direct competitors to those focused on enabling the consumer market to use the Internet as a personal workspace. The following companies are considered to be direct competitors to C Me Run, in that they have announced or are already delivering software rental services potentially targeted at the consumer market. Although these companies have similar business models, the focus of C Me Run is to be the Internet Computing Company to the consumer market using a "thin-client" mind set.

------------------------------------------------------------------------------------------------------------------------------------
          Competitor                  Offering               Distribution                Pricing             C Me Run Difference
------------------------------------------------------------------------------------------------------------------------------------
Personable.com                MS Office apps; 10MB          Company Website     Free access, $7 - $27 for     Lower price, more
                              storage                     www.personable.com       apps, extra storage       storage, more apps,
                                                          ------------------            $1/10MB/mo.            Better Security
------------------------------------------------------------------------------------------------------------------------------------
On-line Office                MS Office apps; no            Company Website            $25 + set up          More apps, storage
                              storage                    www.onlineoffice.net      $5 per month for MS
                                                         --------------------          Office only
------------------------------------------------------------------------------------------------------------------------------------
Thinkfree.com                 Proprietary apps; 20MB        Company Website                Free             No Down Loads, Better
                              storage, additional          www.thinkfree.com                                  performance, more
                              storage if you fill out      -----------------                                storage, name brand apps
                              surveys
------------------------------------------------------------------------------------------------------------------------------------
NuoMedia                      Proprietary apps; 10MB        Company Website                Free               No download, more
                              storage                      www.nuomedia.com                               storage, name brand apps
                                                           ----------------
------------------------------------------------------------------------------------------------------------------------------------
MyFreeDisk                    Proprietary apps; 50MB        Company Website                Free           Better performance, name
                              storage                                                                            brand apps
------------------------------------------------------------------------------------------------------------------------------------
Yummy                         Promising 100s of apps,      To be determined          To be determined       Definitive offering,
                              none avail or named on         www.yummy.com                                       real titles
                              site                           -------------
------------------------------------------------------------------------------------------------------------------------------------

Capital

As of July 19, 2000, C Me Run USA had 50,000,000 shares of Common Stock, $.0001 authorized (the "Common Stock") and 3,001,000 shares of Common Stock issued and outstanding.

As of July 19, 2000, C Me Run USA had 10,000,000 shares of Preferred Stock, $.001 par value per share authorized (the "Preferred Stock"). 2,000,000 shares of the Preferred Stock have been designated as Series A (the "Series A Stock") all of which are issued and outstanding, and 2,833,333 shares of Preferred Stock have been designated as Series B (the "Series B Stock"), all of which are issued and outstanding.

The following is a general description of the material rights, privileges, restrictions and conditions attaching to each class of shares:

Common Shares of C Me Run

Subject to the provisions of the Delaware General Corporate Law, the holders of the C Me Run Common Shares are entitled to: (i) one non-cumulative vote for each share held of record on all matters submitted to a vote of the shareholders of C Me Run; (ii) participate equally and to receive any and all such dividends as may be declared by the directors of C Me Run out of funds legally available; and subject to the rights of the holders of preferred stock (iii) participate pro rata in any distribution of assets available for distribution upon liquidation of C Me Run. Shareholders of C Me Run have no pre-emptive rights to acquire additional C Me Run Common Shares or any other securities. The C Me Run Common Shares are not subject to redemption and carry no subscription or conversion rights. All outstanding C Me Run Common Shares are fully paid and non-assessable.

Preferred Shares of C Me Run

Preferred Shares of C Me Run may be issued from time to time in one or more series as may be determined by the director's of C Me Run. The voting powers and preferences, the relative rights of each such series and the qualifications, limitations and restrictions shall be established by the directors, except that no holder of Preferred Shares shall have pre-emptive rights. At the present time the terms, conditions, limitations and preferences attaching to the two Series of preferred shares are as follows:

(a) Series A Convertible Preferred

The number of authorized shares of Series A Convertible Preferred Stock shall be 2,000,000. The holders of the Series A Convertible Preferred Stock will be entitled to receive, when, as and if, declared by the Board of Directors, at an annual dividend rate of 12% of the Preference Value ($0.50 ) per share of Series A Convertible Preferred Stock per annum, payable in cash or in shares of Common Stock, at the election of C Me Run or holder, in quarterly instalments on March 31, June 30, September 30 and December 31. Dividends shall be cumulative from the Preference Date. No dividends shall be declared or paid or set aside for payment on any class or series of stock of C Me Run ranking, as to dividends, on a parity with the Series A Convertible Preferred Stock, for any period, unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment. No other stock ranking on a parity with the Series A Convertible Preferred Stock as to dividends or upon liquidation, dissolution or winding up shall be redeemed, purchased or otherwise acquired for any consideration by C Me Run unless the cumulative dividends have been paid in full or set aside for payment. At the election of C Me Run or the holder, any dividend may be made in lieu of cash, in common stock. The number of shares of common stock payable in a common stock dividend shall be such number of fully paid and non-assessable shares of common stock as is determined by dividing (x) the aggregate amount of such dividends payable with respect to all outstanding shares of Series A Convertible Stock by (y) seventy-five percent (75%) of the average per share closing bid price on NASDAQ (or any other securities market on which the common shares are listed or traded) for the five (5) consecutive trading days ending on the fifth day prior to the applicable Dividend Payment Date and then dividing such quotient by (z) the number of shares of Series A Convertible Preferred Stock outstanding on the applicable Dividend Payment Date. If the Company elects to make a Common Stock Dividend, the Company shall deliver at least five (5) days prior written notice of such election to the holders of the Series A Convertible Preferred Stock entitled to receive such dividend.

In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of C Me Run, before any distribution or payment shall be made to the holders of the Common Stock or any other series or class or classes of stock of the corporation ranking junior to the Series A Convertible Preferred Stock, each holder of Series A Convertible Preferred Stock then outstanding shall be entitled to be paid, in respect of each share of Series A Convertible Preferred Stock then held, out of the assets of C Me Run available for distribution to its stockholders an amount in cash equal to the Preference Value of such share of $0.50. After such distribution, any remaining assets available for distribution shall be distributed to the holders of shares of Series A Convertible Preferred Stock and holders of Common Stock pro-rata based on the total number of shares held by each holder on a fully-converted basis. If the assets are not sufficient to generate cash sufficient to pay in full the Series A Convertible Stock Preference value ($0.50) and Series B Convertible Stock Preference Value ($3.00), then the holders of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock shall be entitled to share rateably in any distribution of cash generated by assets in accordance with the respective amounts that would have been payable in such distribution if the amounts to which the holders of the Series A Stock and Series B Stock are paid in full.

Except as expressly provided in the following sentence, the holders of Series A Convertible Preferred Stock shall not have any voting rights except as from time to time required by law. Except as required by law, the holders of Series A Convertible Preferred Stock and the holders of common stock shall be entitled to notice of any stockholders meetings and to vote as a single class upon any matter submitted to the stockholders for a vote, as follows: (i) each holder of Series A Convertible Preferred Stock shall have 1 vote for each full share of Common Stock into which respective shares of Series A Convertible Preferred Stock would be convertible on the record date for the vote; and (ii) each holder of common stock will have one vote per share of common stock.

Each Share of Series A Convertible Preferred shall be convertible, at the option of the holder, at any time prior to the Redemption Date (January 11, 2003) into such number of fully paid and non-assessable shares of common stock as is determined by dividing the Preference Value by the Conversion Price ($0.50). Or alternatively stated: 1 common share for each Series B Preferred Share. The entire value of the Series A Stock has been allocated to the beneficial conversion feature based on the difference between the conversion price of $0.50 per share and the estimated fair market value of the common stock at the date that the Series A Preferred Stock was issued. This amount however was limited to the value of the proceeds received from issuing the beneficial convertible security. As the Series A Stock is immediately convertible, C Me Run also recorded accretion of the entire amount to additional paid in capital. The Conversion Price may be adjusted for diluting issues. No adjustment in the Conversion Price will be made in respect of "Additional Shares of Common Stock" unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by C Me Run is less than the Conversion Price ($0.50/share) for such Shares of Series A Convertible Preferred Stock. If C Me Run issues options or convertible securities, then the maximum number of shares of common stock issuable upon exercise of such options or convertible securities shall be deemed to be Additional Shares of Common Stock. If by their terms, the options and/or convertible securities, increase in price or reduce in numbers, by expiration or otherwise, the Conversion Price shall be adjusted. In the event that C Me Run issues or is deemed to issue Additional Shares of Common Stock without consideration or for consideration less than the Conversion Price of any shares of Series A Convertible Preferred Stock, then the Conversion Price shall be reduced, concurrently with such issue with respect to the Series A Convertible Preferred Stock, to a price determined by multiplying the Conversion Price by a fraction (x) the numerator of which shall be the sum of (1) the number of shares of common stock outstanding immediately prior to such issuance, plus (2) the number of shares of common stock which the aggregate consideration received by C Me Run for the total number of Additional Shares of common stock so issued would purchase at such Conversion Price and (y) the denominator of which shall be (1) the number of shares of common stock outstanding immediately prior to such issuance plus (2) the number of such Additional Shares of common stock so issued. The consideration per share shall be deemed to be $0.01. In the event that C Me Run shall pay a stock dividend on the common stock, or the outstanding shares of common stock shall be subdivided; combined or consolidated, by re-classification, stock split or otherwise, into a grater or lesser number of common shares, the Conversion Price in effect immediately prior to such dividend, subdivision, combination or consolidation shall concurrently with the effectiveness of such dividend, subdivision, combination or consolidation, be proportionately decreased or increased as appropriate.

If, on or after the Redemption Date, the Series A Convertible Preferred Stock has not been converted to common stock, C Me Run shall redeem all shares of Series A Convertible Preferred Stock, out of funds legally available therefore, at a per share price equal to the Redemption Price $.50. Without the affirmative vote or consent of the holders of the majority of all outstanding Series A Convertible Preferred Stock outstanding at the time, the Series A Convertible Preferred Stock may not be redeemed.

(b) Series B Convertible Preferred

The number of authorized shares of Series B Convertible Preferred Stock shall be 2,833,000. The holders of the Series B Convertible Preferred Stock will be entitled to receive, when, as and if, declared by the Board of Directors, at an annual dividend rate of 12% of the Preference Value ($3.00) per share of Series B Convertible Preferred Stock per annum, payable in cash or in shares of common stock, at the election of C Me Run or holder, in quarterly instalments on March 31, June 30, September 30 and December 31. Dividends shall be cumulative from the Preference Date. No dividends shall be declared or paid or set aside for payment on any class or series of stock of C Me Run ranking, as to dividends, on a parity with the Series B Convertible Preferred Stock, for any period, unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment. No other stock ranking on a parity with the Series B Convertible Preferred Stock as to dividends or upon liquidation, dissolution or winding up shall be redeemed, purchased or otherwise acquired for any consideration by C Me Run unless the cumulative dividends have been paid in full or set aside for payment. At the election of C Me Run or the holder, any dividend may be made in lieu of cash, in common stock. The number of shares of common stock payable in a common stock dividend shall be such number of fully paid and non-assessable shares of common stock as is determined by dividing (x) the aggregate amount of such dividends payable with respect to all outstanding shares of Series B Convertible Stock by (y) seventy-five percent (75%) of the average per share closing bid price on NASDAQ (or any other securities market on which the Common Shares are listed or traded) for the five (5) consecutive trading days ending on the fifth day prior to the applicable Dividend Payment Date and then dividing such quotient by (z) the number of shares of Series B Convertible Preferred Stock outstanding on the applicable Dividend Payment Date. If C Me Run elects to make a common stock dividend, C Me Run shall deliver at least five (5) days prior written notice of such election to the holders of the Series B Convertible Preferred Stock entitled to receive such dividend.

In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of C Me Run , then before any distribution or payment shall be made to the holders of the common stock or any other series or class or classes of stock of C Me Run ranking junior to the Series B Convertible Preferred Stock, each holder of Series B Convertible Preferred Stock then outstanding shall be entitled to be paid, in respect of each share of Series B Convertible Preferred Stock then held, out of the assets of C Me Run available for distribution to its stockholders an amount in cash equal to the Preference Value of such share of $3.00. After such distribution, any remaining assets available for distribution shall be distributed to the holders of shares of Series B Convertible Preferred Stock and holders of Common Stock pro-rata based on the total number of shares held by each holder on a fully-converted basis. If the assets are not sufficient to generate cash sufficient to pay in full the Series B Convertible Stock Preference Value ($3.00) then the holders of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock shall be entitled to share rateably in any distribution of cash generated by assets in accordance with the respective amounts that would have been payable in such distribution if the amounts to which the holders of the Series A Stock and Series B Stock are paid in full.

Except as expressly provided in the following sentence, the holders of Series B Convertible Preferred Stock shall not have any voting rights except as from time to time required by law. Except as required by law, the holders of Series B Convertible Preferred Stock and the holders of common stock shall be entitled to notice of any stockholders meetings and to vote as a single class upon any matter submitted to the stockholders for a vote, as follows: (i) each holder of Series B Convertible Preferred Stock shall have 1 vote for each full share of common stock into which respective shares of Series B Convertible Preferred Stock would be convertible on the record date for the vote; and (ii) each holder of common stock will have one vote per share of common stock.

Each Share of Series B Convertible Preferred shall be convertible, at the option of the holder, at any time prior to the Redemption Date (January 11, 2003) into such number of fully paid and non-assessable shares of common stock as is determined by dividing the Preference Value by the Conversion Price ($3.00/share). Or alternatively stated: 1 common share for each Series B Preferred Share. The entire value of the Series A Stock has been allocated to the beneficial conversion feature based on the difference between the conversion price of $0.50 per share and the estimated fair market value of the common stock at the date that the Series A Preferred Stock was issued. This amount however was limited to the value of the proceeds received from issuing the beneficial convertible security. As the Series A Stock is immediately convertible, C Me Run also recorded accretion of the entire amount to additional paid in capital. The Conversion Price may be adjusted for diluting issues. No adjustment in the Conversion Price will be made in respect of "Additional Shares of Common Stock" unless the consideration per share for an Additional Share of common stock issued or deemed to be issued by C Me Run is less than the Conversion Price for such Shares of Series B Convertible Preferred Stock. If C Me Run issues options or convertible securities, then the maximum number of shares of common stock issuable upon exercise of such options or convertible securities shall be deemed to be Additional Shares of Common Stock. If by their terms, the options and/or convertible securities, increase in price or reduce in numbers, by expiration or otherwise, the Conversion Price shall be adjusted. In the event that C Me Run issues or is deemed to issue Additional Shares of common stock without consideration or for consideration less than the Conversion Price of any shares of Series B Convertible Preferred Stock, then the Conversion Price shall be reduced, concurrently with such issue with respect to the Series B Convertible Preferred Stock, to a price determined by multiplying the Conversion Price by a fraction (x) the numerator of which shall be the sum of (1) the number of shares of common stock outstanding immediately prior to such issuance, plus (2) the number of shares of common stock which the aggregate consideration received by C Me Run for the total number of Additional Shares of common stock so issued would purchase at such Conversion Price and (y) the denominator of which shall be (1) the number of shares of common stock outstanding immediately prior to such issuance plus (2) the number of such Additional Shares of common stock so issued. The consideration per share shall be deemed to be $0.01. In the event that C Me Run shall pay a stock dividend on the common stock, or the outstanding shares of Common Stock shall be subdivided; combined or consolidated, by re-classification, stock split or otherwise, into a grater or lesser number of common shares, the Conversion Price in effect immediately prior to such dividend, subdivision, combination or consolidation shall concurrently with the effectiveness of such dividend, subdivision, combination or consolidation, be proportionately decreased or increased as appropriate.

If, on or after the Redemption Date, the Series B Convertible Preferred Stock has not been converted to Common Stock, C Me Run shall redeem all shares of Series B Convertible Preferred Stock, out of funds legally available therefore, at a per share price equal to the Redemption Price ($3.00). Without the affirmative vote or consent of the holders of the majority of all outstanding Series B Convertible Preferred Stock outstanding at the time, the Series B Convertible Preferred Stock may not be redeemed.

As part of the acquisition of C Me Run (Alberta) Ltd., a new class of Preference Stock will be created and will have the following provisions. Each outstanding share of C Me Run Preferred Stock shall be entitled at any relevant date to the number of votes (including for purposes of determining the presence of a quorum) determined in accordance with the terms and conditions of the "CAC Exchangeable Shares", "Voting Trust and Exchange Agreement" and the "CAC Exchangeable Share Support Agreement" as such terms are defined in any takeover bid offers made by CAC to the Securityholders of an offeree issuer (the "Share Purchase Agreement") as defined in related agreements on all matters presented to the holders of common stock of C Me Run , with all C Me Run Special Preferred Stock and common stock voting together as a single class. Each Special Preferred Stock shall have no other voting rights except as required by law. No dividend shall be paid to the holder of C Me Run Special Preferred Stock. The shares of C Me Run Special Preferred Stock shall be entitled to $1.00 on liquidation of C Me Run in preference to any shares of common stock of C Me Run USA, but only after the liquidation preference of any other shares of Preferred Stock of C Me Run has been paid in full. The C Me Run Special Preferred Stock is not convertible into any other class or series of the capital stock of C Me Run or into cash, property or other rights, and may not be redeemed, except pursuant to the last sentence of this Section 1. Once the shares of C Me Run Special Preferred Stock have been purchased or otherwise acquired by C Me Run they shall be deemed retired and shall be cancelled and may not thereafter be reissued or otherwise disposed of by C Me Run . So long as any CAC Exchangeable Shares shall be outstanding, the number of shares comprising the C Me Run Special Preferred Stock shall not be increased or decreased and no other term of the C ME Run Special Preferred Stock shall be amended, except upon the approval of the holder of the outstanding shares of C Me Run Special Preferred Stock. At such time as no CAC Exchangeable Shares shall be outstanding, each Special Preferred Stock shall automatically be redeemed, with the $1.00 liquidation preference due and payable upon such redemption. So long as any shares of C Me Run Special Preferred Stock are outstanding, C Me Run shall (i) fully comply with all terms of the CAC Exchangeable Shares and with all contractual obligations of C Me Run associated with such CAC Exchangeable Shares and (ii) not amend, change or repeal this Section 2 except upon the unanimous approval of the holder of the outstanding share of C Me Run Special Preferred Stock effected by the amendment or change.

B. Consolidated Capitalization Of C Me Run

The following table sets out the capitalization of C Me Run as at March 31, 2000 (as per audited financial statements) and the pro forma consolidated capitalization of C Me Run as at July 24, 2000 assuming the completion by CAC of the acquisition (the "C Me Run Alberta Acquisition") of all of the issued and outstanding C Me Run Alberta Securities pursuant to the Offer.

                                                                                     Outstanding as at July, 2000 after giving
                                                 Outstanding as at March 31, 2000     effect to C Me Run Acquisition Agreement
Capital                         Authorized                  (audited)                              (unaudited)(1)
------------------------------------------------------------------------------------------------------------------------------
Long Term Debt                Not Applicable                   NIL                                      NIL

Common Stock                    50,000,000                   $34,500                                  $37,150
                                                        (3,001,000 shares)                       (5,651,000 shares)

Series A Preferred Shares       10,000,000                  $1,000,000                               $1,000,000
                                                        (2,000,000 shares)                       (2,000,000 shares)

Series B Preferred Shares                                   $6,999,000                               $8,500,000
                                                        (2,333,333 shares)                       (2,833,333 shares)

Notes:

(1) Assumes all of the CAC Exchangeable Shares are converted into C Me Run USA Common Shares.

Principal Holders Of C Me Run Common Shares

      To the knowledge of management, the parties or entity which owns 5% or more of the issued and outstanding C Me Run Common Shares, as at July 31, 2000:

-----------------------------------------------------------------------------------------------------------------------------
                    Name                                       # of Shares                             Percentage
-----------------------------------------------------------------------------------------------------------------------------
Cameron B. Chell                                                1,001,000                                 33%
Calgary, Alberta
-----------------------------------------------------------------------------------------------------------------------------
Hampton Park                                                     500,000                                 16.6%
British Virgin Islands
-----------------------------------------------------------------------------------------------------------------------------

The following is a table of C Me Run Alberta Shareholders. Upon the completion of the acquisition of C Me Run Alberta, the principal holders of shares will be:

-----------------------------------------------------------------------------------------------------------------------------
                    Name                                       # of Shares                             Percentage
-----------------------------------------------------------------------------------------------------------------------------
Cameron B. Chell                                                1,726,000                                30.54%
Calgary, Alberta
-----------------------------------------------------------------------------------------------------------------------------

C Me Run Stock Options

The following options have been granted by C Me Run (all options are for a period of 10 years from date of grant):

-------------------------------------------------------------------------------------------------------------------------------
              Name                Number of Shares                            Vesting                              Price ($)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Paula M. Hunter                             75,000              25,000               25,000              25,000
                                                           Dec. 1/2000           Dec.1/2001         Dec. 1/2002           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Barbara A. DeGuise                         100,000              33,333               33,333              33,334
                                                           Dec. 1/2000           Dec.1/2001         Dec. 1/2002           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Gerald J. McGovern                         100,000              33,333               33,333              33,334
                                                           Apr. 1/2001           Apr.1/2002         Apr. 1/2003           $5.00
-------------------------------------------------------------------------------------------------------------------------------
J.P. Gallagher                              25,000               8,333                8,333               8,334
                                                           Feb. 7/2001           Feb.7/2002         Feb. 7/2003           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Steve Harrington                            25,000               8,333                8,333               8,334
                                                           Feb.21/2001          Feb.21/2001         Feb.21/2003           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Polo Dam                                     3,000               1,000                1,000               1,000
                                                           Mar.20/2001          Mar.20/2002         Mar.20/2001           $5.00
-------------------------------------------------------------------------------------------------------------------------------
James S. Lovie                             350,000             116.666              116,667            1116,667
                                                            Dec.1/2000           Dec.1/2001          Dec.1/2002           $5.00
-------------------------------------------------------------------------------------------------------------------------------
David W. Myers                             210,000              70,000               70,000              70,000
                                                            Dec.1/2000           Dec.1/2001          Dec.1/2003           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Rebecca Warriner                             7,000               7,000
                                                             Jan1/2000                                                    $5.00
-------------------------------------------------------------------------------------------------------------------------------
Ian Hurri                                    3,500               3,500
                                                            Jan.1/2001                                                    $5.00
-------------------------------------------------------------------------------------------------------------------------------
Mary Lou Boise                              10,000               3,333                3,333               3,333
                                                           Jan.31/2001          Jan.31/2002         Jan.31/2003           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Dan Gilbert                                 10,000               3,333                3,333               3,333
                                                           Jan.13/2001          Jan.13/2002         Jan.13/2003           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Frank Killoran                              50,000              16,666               16,667              16,667
                                                           Apr.20/2001          Apr.20/2002         Apr.20/2003           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Chad K. Corneil                             50,000              16,666               16,667              16,667
                                                           Apr.21/2001          Apr.21/2002         Apr.21/2003           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Richard A. Hronicek                         50,000              16,666               16,667              16,667
                                                           Apr.19/2001          Apr.19/2002         Apr.19/2003           $5.00
-------------------------------------------------------------------------------------------------------------------------------
David C. Hayden                             50,000              16,666               16,667              16,667
                                                           Apr.27/2001          Apr.27/2002         Apr.27/2003           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Kari Golec                                   2,000                 666                  667                 667
                                                            Apr.3/2001           Apr.3/2002          Apr.3/2001           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Jerry Shea                                   4,000               1,333                1,333               1,334
                                                           Apr.21/2001          Apr.21/2001         Apr.21/2001           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Total                                    1,183,700
-------------------------------------------------------------------------------------------------------------------------------

The following options will be granted upon completion of acquisition of C Me Run
Alberta:

------------------------------------------------------------------------------------------------------------------------------------
Name                            Total Options                        Vesting                         Expiry Date       Price ($)
                                                                                                                           US
------------------------------------------------------------------------------------------------------------------------------------
                                                June 1/2000        June 1/2001        Dec. 1/2001
------------------------------------------------------------------------------------------------------------------------------------
James S. Lovie                          50,000       12,500             18,750             18,750      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Rob Klein                               25,000        6,250              9,375              9,375      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Bruce Elliot                            25,000        6,250              9,375              9,375      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Blair Layton                            25,000        6,250              9,375              9,375      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Arian Hopkins                           25,000        6,250              9,375              9,375      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Rob Pike                                25,000        6,250              9,375              9,375      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Dale Kirkwood                           25,000        6,250              9,375              9,375      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
1396505 Ontario Inc.                    22,500        5,625               8437               8438      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Ibrahim Karaibrahimovic                  2,500          625                937                938      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Dave Bolink                             25,000        6,250              9,375              9,375      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Kevin Sebastian                          6,250        6,250                                            1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Glen Lachoweiz                          25,000        6,250              9,375              9,375      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Mitzi Murray                            25,000        6,250              9,375              9,375      1/12/2002               1.00
------------------------------------------------------------------------------------------------------------------------------------
Subtotal                               306,250       81,250            112,409            112,501
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Name           Number of Shares                        Vesting                          Expiry Date      Price ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                    Dec. 1/2000      Dec. 1/2001       Dec. 1/2002
------------------------------------------------------------------------------------------------------------------------------------
Cameron B. Chell                       495,000          165,000           165,000           165,000      1/12/2003           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Colin B.Curwen                         150,000           50,000            50,000            50,000      1/12/2003           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Warren Talbot                          150,000           50,000            50,000            50,000      1/12/2003           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Dave Bolink                            150,000           50,000            50,000            50,000      1/12/2003           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Kevin Sebastian                        150,000           50,000            50,000            50,000      1/12/2003           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Pamela Hunter                           50,000           16,666            16,667            16,667      1/12/2003           $5.00
------------------------------------------------------------------------------------------------------------------------------------

                                                    June 1/2000      June 1/2001       Dec. 1/2002
------------------------------------------------------------------------------------------------------------------------------------
Robert Klein                            20,000            5,000             7,500             7,500      1/12/2002           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Bruce Elliott                           20,000            5,000             7,500             7,500      1/12/2002           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Blair Layton                            20,000            5,000             7,500             7,500      1/12/2002           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Glenn Lachowicz                         10,000            2,500             3,750             3,750      1/12/2002           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Linda Lomow                             10,000            2,500             3,750             3,750      1/12/2002           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Mitzi Murray                            10,000            2,500             3,750             3,750      1/12/2002           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Arian Hopkins                           20,000            5,000             7,500             7,500      1/12/2002           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Rob Pike                                10,000            2,500             3,750             3,750      1/12/2002           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Dale Kirkwood                           10,000            2,500             3,750             3,750      1/12/2002           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Marilyn Schaefer                        20,000            5,000             7,500             7,500      1/12/2002           $5.00
------------------------------------------------------------------------------------------------------------------------------------
1396505 Ontario Inc.                    15,000            3,750             5,625             5,625      1/12/2002           $5.00
------------------------------------------------------------------------------------------------------------------------------------
Ibrahim Karaibrahimovic                  5,000            1,750             1,875             1,875      1/12/2002           $5.00
                                         -----            -----             -----             -----
------------------------------------------------------------------------------------------------------------------------------------
Total                                1,295,000          418,750           438,125           438,125
                                     =========          =======           =======           =======
------------------------------------------------------------------------------------------------------------------------------------

The following table sets out the warrants entitling holders to purchase common shares as of July 24, 2000:

---------------------------------------------------------------------------------------------------------------
                   Name                                      # of Warrants        Price           Expiry Date
                                                                                  US $
---------------------------------------------------------------------------------------------------------------
VC Advantage Limited Partnership                                 1,400,000        $3.00        January 28, 2004
---------------------------------------------------------------------------------------------------------------
Hammock Group Ltd.                                               1,000,000        $1.00        January 11, 2004
---------------------------------------------------------------------------------------------------------------
Thomson Kernaghan & Co. Limited                                    400,000        $3.00        January 28, 2004
---------------------------------------------------------------------------------------------------------------
Small Caps Online Group, LLC                                       115,000        $5.00
---------------------------------------------------------------------------------------------------------------
Sub-Total:                                                       2,915,000
---------------------------------------------------------------------------------------------------------------

C Me Run has an obligation to issue 75,000 common shares to IBC and 115,000 warrants to purchase common shares to Small Caps On Line Group. See "Material Contracts of C Me Run". On a fully diluted basis there will be 16,193,833 Shares.

Indebtedness Of C Me Run's Directors And Senior Officers

      Since incorporation there has not existed, and other than as noted below there currently does not exist, any indebtedness of the directors or officers of C Me Run or any of their associates or affiliates to C Me Run. James S. Lovie is indebted to C Me Run in the amount of $250,000. The terms of the loan provide that the loan will be forgiven as to a third on the anniversary dates of his employment.

Escrowed Shares of C Me Run

      There are no escrow agreements relating to shares of C Me Run. There is an escrow agreement between the holders of shares of C Me Run (Alberta) Ltd. which provides that the shares will be released as to a third on each anniversary date commencing December 2, 1999.

Material Contracts of C Me Run

      The only material contracts entered into by C Me Run since incorporation which can reasonably be regarded as presently material are as follows:

1. An acquisition agreement dated December 2, 1999 between C Me Run Corp. and C Me Run (Alberta) Ltd. The terms are described elsewhere in this Circular.

2. Subscription Agreement between C Me Run and Hammock dated January 12, 2000 pursuant to which Hammock agreed to subscribe for 2,000,000 Series A Preferred Shares of $0.50 /share.

3. Registration Rights Agreement between C Me Run and Hammock dated January 11, 2000. Pursuant to this Agreement, C Me Run agreed subject to availability of the use of a Form S-3 to file with the SEC a Registration Statement providing for an offering to be made on a continuous basis pursuant to Rule 415 under the US Securities Act of 1933 on Form S-3 prior to April 19, 2000. C Me Run agreed to use best efforts to cause such Shelf Registration Statement (as defined) to be declared effective under the Securities Act for and "Effectiveness Period" which is defined as the period from the Closing Date and ending on the date on which is the earlier of: (A) 2 years from the date from the date after the Registration Statement is declared effective; (B) a registration statement with respect to the issuance or sale of such registerable securities shall have become effective and such Registerable Securities have been disposed of; (C) such Registerable Securities have been sold or are available for sale in a transaction which complies with the provisions of Rule 144(k) promulgated under the US Securities Act; (D) such Registerable Securities have been transferred without any legend restricting further transfer; and (E) subsequent disposition of such Registerable Securities are not subject to registration or qualification under the US Securities Act or such registerable securities shall have ceased to be outstanding. C Me Run agreed that if on or prior to the 30th day following the Shelf Registration Statement with respect to the Registerable Securities; or (ii) on or prior to the 120th day following the Registration Date the Shelf Registration Statement, if previously filed, has not been declared effective by the Commission (each, a "Registration Default") C Me Run shall be required to pay liquidated damages from and including the day following such Registration Default until the Shelf Registration Statement is either declared effective or so filed and subsequently declared effective, as applicable, provided, however that C Me Run shall not be required to pay liquidated damages after the completion of the Effectiveness Period with respect to such Registerable Securities. Such liquidated damages shall be paid monthly in arrears and will accrue at the rate of One (1%) Percent per month of the product of the number of Registerable Securities then held by such holder multiplied by the price paid to C Me Run by the initial investment of each such Registerable Security. In the event the Shelf Registration Statement ceases to be effective (or the Holder is otherwise prevented or restricted by C Me Run from effecting sale thereto, including pursuant to Section 2.01(c) for more than 60 days, whether or not consecutive, during any 12 month period (an "Effective Failure")) then C Me Run shall pay Liquidated Damages until such Effective Failure is cured in the amount of and in the manner as described above. If at any time following the Effective Time C Me Run proposes to file a Registration Statement other than the Shelf Registration Statement (an "Incidental Registration") under the Securities Act with respect to an offering of Common
Stock: (i) for its own account (other than a Registration Statement or Form S-4 or S-8); or (ii) on account of any Holder of Common Stock, the holder may be entitled to register such number of Registerable Securities as such Holder requests, subject to an underwriter's override. All expenses incurred in connection with the Registration Statement, including reasonable fees and disbursements of one counsel chosen by the Holder shall be paid by C Me Run . The agreement contains mutual indemnification provisions.

4. Warrant Agreement between C Me Run and Hammock Group Ltd. dated January 11, 2000. Pursuant to this agreement, C Me Run agreed to permit Hammock Group Ltd. the right to acquire 1,000,000 Common Shares of C Me Run for $1.00/share up until January 11, 2004. The warrants contains anti-dilution provisions. The Exercise Price may be adjusted if there are issuances of Additional Shares of Common Stock if the consideration per share for an Additional Share of Common Stock (as defined) issued or deemed to be issued by C Me Run is less than the Exercise Price for such Warrant Shares in effect on the date of, and immediately prior to such issue, for each Warrant Share. In the event C Me Run issues options or Convertible Securities then the maximum number of issuable shares be deemed to have been issued, provided upon the expiration or price increase of such Options or Convertible Securities over time would reduce the adjustment. The Exercise Price shall be reduced, concurrently with such issuance with respect to the Warrant Shares, to a price determined by multiplying the Exercise by a fraction (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus the number of shares of Common Shares which the aggregate consideration received by the Company for the total number of Additional Shares of Common Shares so issued would purchase at such Exercise Price and (y) the denominator of which shall be
(1) the number of shares of Common Shares outstanding immediately prior to such issuance plus (2) the number of such additional shares of Common Shares so issued.

5. Registration Rights Agreement between C Me Run and Hammock Group Ltd. dated January 12, 2000. Pursuant to this Agreement, C Me Run agreed that it shall, on or prior to the later of April 19, 2000 to file with the SEC a registration statement to register the Common Stock issuable upon exercise of the

Hammock warrant. The registration rights are identical to the registration rights set out in paragraph 3 above.

6. Agreement between Fundae Corp, Cameron Chell and a group of 18 shareholders of Fundae Corporation dated December 12, 1999. Pursuant to this Agreement, 18 shareholders agreed to sell to Cameron Chell 800,000 shares post 5:1 roll forward and to cancel 4,000,000 common shares upon completion of the business combination between Fundae Corp. and C Me Run .

7. Subscription Agreement between C Me Run and VC Advantage Limited Partnership dated January 28, 2000 pursuant to which VC Advantage Limited Partnership subscribed for 2,333,333 Series B Convertible Preferred Shares for $3.00/share.

8. Registration Rights Agreement between C Me Run and VC Advantage Limited Partnership dated January 28, 2000. Pursuant to this Agreement, C Me Run agreed to register the Common Stock issuable upon exercise of the conversion of the Series B Convertible Preferred Stock into Common Shares.

Pursuant to this Agreement, C Me Run agreed subject to availability of the use of a Form S-3 to file with the SEC a Registration Statement providing for an offering to be made on a continuous basis pursuant to Rule 415 under the US Securities Act of 1933 on Form S-3. C Me Run agreed to use best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act for and "Effectiveness Period" which is defined as the period from the Closing Date and ending on the date on which is the earlier of: (A) 2 years from the date from the date after the Registration Statement is declared effective;
(B) a registration statement with respect to the issuance or sale of such registerable securities shall have become effective and such Registerable Securities have been disposed of; (C) such Registerable Securities have been sold or are available for sale in a transaction which complies with the provisions of Rule 144(k) promulgated under the US Securities Act; (D) such Registerable Securities have been transferred without any legend restricting further transfer and subsequent disposition of such Registerable Securities are not subject to registration or qualification under the US Securities Act or such registerable securities shall have ceased to be outstanding. C Me Run agreed that if on or prior to the 30th day following the Shelf Registration Statement with respect to the Registerable Securities; or (ii) on or prior to the 120th day following the Registration Date the Shelf Registration Statement, if previously filed, has not been declared effective by the Commission (each, a "Registration Default") C Me Run shall be required to pay liquidated damages from and including the day following such Registration Default until the Shelf Registration Statement is either declared effective or so filed and subsequently declared effective, as applicable, provided, however that C Me Run shall not be required to pay liquidated damages after the completion of the Effectiveness Period with respect to such Registerable Securities. Such liquidated damages shall be paid monthly in arrears and will accrue at the rate of One (1%) Percent per month of the product of the number of Registerable Securities then held by such holder multiplied by the price paid to C Me Run by the initial investment of each such Registerable Security. In the event the Shelf Registration Statement ceases to be effective (or the Holder is otherwise prevented or restricted by C Me Run from effecting sale thereto, including pursuant to
Section 2.01(c) for more than 60 days, whether or not consecutive, during any 12 month period (an "Effective Failure")) then C Me Run shall pay Liquidated Damages until such Effective Failure is cured in the amount of and in the manner as described above. If at any time following the Effective Time C Me Run proposes to file a Registration Statement other than the Shelf Registration Statement (an "Incidental Registration") under the Securities Act with respect to an offering of Common Stock: (i) for its own account (other than a Registration Statement or Form S-4 or S-8); or (ii) on account of any Holder of Common Stock, the holder may be entitled to register such number of Registerable Securities as such Holder requests, subject to an underwriter's override. All expenses incurred in connection with the Registration Statement, including reasonable fees and disbursements of one counsel chosen by the Holder shall be paid by C Me Run. The agreement contains mutual indemnification provisions.

9. Warrant Agreement between C Me Run and VC Advantage Limited Partnership dated January 28, 2000 (the "Warrant Agreements"). Pursuant to this agreement, C Me Run agreed to permit VC Advantage Limited Partnership the right to acquire 1,400,000 Common Shares of C Me Run for $2.50/share (the "Exercise Price") up until January 28, 2004. The warrants contains anti-dilution provisions. The Exercise Price may be adjusted if there are issuances of Additional Shares of Common Stock (as defined in the Warrant Agreements) if the consideration per share for an Additional Share of Common Stock (as defined) issued or deemed to be issued by C Me Run is less than the Exercise Price for such Warrant Shares in effect on the date of, and immediately prior to such issue, for each Warrant Share. In the event C Me Run issues Options or Convertible Securities (as defined in the Warrant Agreements) then the maximum number of issuable shares be deemed to have been issued, provided upon the expiration or price increase of such Options or Convertible Securities over time would reduce the adjustment. The Exercise Price shall be reduced, concurrently with such issuance with respect to the Warrant Shares, to a price determined by multiplying the Exercise by a fraction (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus the number of shares of Common Shares which the aggregate consideration received by the Company for the total number of Additional Shares of Common Shares so issued would purchase at such Exercise Price and (y) the denominator of which shall be
(1) the number of shares of Common Shares outstanding immediately prior to such issuance plus (2) the number of such additional shares of Common Shares so issued.

10. Registration Rights Agreement between C Me Run and VC Advantage Limited Partnership dated January 28, 2000. Pursuant to this Agreement, C Me Run agreed that it shall, on or prior to the later of April 19, 2000 to file with the SEC a registration statement to register the Common Stock issuable upon exercise of the Warrant. The registration rights are identical to the provisions set out in paragraph 3.

11. TK Warrant Agreement between C Me Run and Thomson Kernaghan & Co. Limited dated January 28, 2000. Pursuant to this agreement, C Me Run agreed to permit Thomson Kernaghan & Co. Limited the right to acquire 400,000 Common Shares of C Me Run for $3.00/share up until January 28, 2004. The warrants contains anti-dilution provisions. The Exercise Price may be adjusted if there are issuances of Additional Shares of Common Stock if the consideration per share for an Additional Share of Common Stock (as defined) issued or deemed to be issued by C Me Run is less than the Exercise Price for such Warrant Shares in effect on the date of, and immediately prior to such issue, for each Warrant Share. In the event C Me Run issues options or Convertible Securities then the maximum number of issuable shares be deemed to have been issued, provided upon the expiration or price increase of such Options or Convertible Securities over time would reduce the adjustment. The Exercise Price shall be reduced, concurrently with such issuance with respect to the Warrant Shares, to a price determined by multiplying the Exercise by a fraction (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus the number of shares of Common Shares which the aggregate consideration received by C Me Run for the total number of Additional Shares of Common Shares so issued would purchase at such Exercise Price and (y) the denominator of which shall be (1) the number of shares of Common Shares outstanding immediately prior to such issuance plus (2) the number of such additional shares of Common Shares so issued.

12. Thomson Kernaghan & Co. Limited Registration Rights Agreement between C Me Run and Thomson Kernaghan & Co. Limited dated January 28, 2000. Pursuant to this Agreement, C Me Run agreed that it shall, on or prior to the later of April 19, 2000 to file with the SEC a registration statement to register the Common Stock issuable upon exercise of the Warrant. The registration rights are identical to the provisions contained in paragraph 3.

13. Subscription Agreement between C Me Run and VC Advantage Limited Partnership dated January 28, 2000 pursuant to which VC Advantage Limited Partnership subscribed for 500,000 Series B Convertible Preferred Shares for $3.00/share.

14. By an agreement dated January 28, 2000 between C Me Run and Interactive Business Channel Inc. ("IBC Agreement"), C Me Run agreed to pay for conduct of a public awareness program. The compensation was the issuance of 50,000 Rule 144 restricted common shares of which 25,000 would have piggyback registration rights. If C Me Run renewed the contract for 6 months it could do so upon issuing an additional 75,000 Rule 144 restricted common shares. To date, no shares have been issued as a result of alleged non-performance of the contact.

15. By an agreement dated February 1, 2000 between C Me Run and Small Caps Online Group LLC ("Small Caps Agreement"), C Me Run agreed to pay for introductions to financial partners. The consideration payable is as: fee of $9,000 per month and 115,000 warrants (with cashless exercise provisions) to purchase common shares at $5.00, with registration for 50% of the total by June 30, 2000, and the remaining 50% by December 31, 2000. In the event a corporate finance transaction is completed with any party small caps identified, approached, or negotiated with on behalf of C Me Run, C Me Run will pay Small Caps a success fee for its advisory services in accordance with the following schedule:

--------------------------------------------------------------------------------
            Aggregate Value Level       Percentage Fee Applicable to Value Level

--------------------------------------------------------------------------------
First $5 Million                                          5.0%
--------------------------------------------------------------------------------
From $5 Million  through $10 Million                     3.75%
--------------------------------------------------------------------------------
From $10 Million  and above                               2.5%
--------------------------------------------------------------------------------

In addition C Me Run will pay a success fee of 7% (plus warrant coverage at sale price of the common stock of 10%) of the Aggregate Value of the transaction.

16. By a consulting agreement dated November 15, 1999 between Chell.com Inc. and C Me Run , C Me Run agreed to pay for strategic banking services. The agreement was for a 1 year term and the consideration was $720,000. The fee has been paid in full.

17. By Agreement dated December 9, 1999 between cmerun, inc. (formerly Fundae Corp.) and Fundae Acquisition Corp. ("Merger #1 Agreement"), Fundae agreed to merge with its wholly owned Delaware subsidiary on December 13, 1999 or as soon as practicable thereafter. The certificate of incorporation of Fundae Acquisition Corp. became the certificate of incorporation for the merged entity. The bylaws of Fundae Acquisition Corp. became the bylaws of the merged entity. On the effective date: (I) each outstanding share of cmerun, inc. common stock, $0.0001 par value was converted into 5 shares of Fundae Acquisition Corp. common stock, $0.0001 par value; and (ii) each outstanding share of cmerun, inc. common stock was cancelled and its status resumed as authorized and issued Fundae Acquisition Corp. Common Stock. Upon the effective date, the officers and directors of Fundae Acquisition Corp. became the officers and directors of the merged entity.

18. By agreement dated January 31, 2000 between C Me Run Corp. and Fundae Merger Sub Inc. ("Merger #2 Agreement"), C Me Run agreed to merge with Fundae Merger Sub to form C Me Run Corp. The certificate of incorporation of C Me Run became the certificate of incorporation of the merged entity. The bylaws of C Me Run became the bylaws of the merged entity. On the effective date, each outstanding share of C Me Run, $0.01 par value, was converted into 1 common share of C Me Run, $0.001 par value; and (ii) each outstanding share of C Me Run common stock was cancelled. On the effective date, the Series A Preferred Stock of C Me Run was converted into Series A Preferred Stock of C Me Run and the Series B Preferred Stock of C Me Run was converted into Series B Preferred Stock of C Me Run. Any warrants of C Me Run were converted into warrants of C Me Run.

18. By agreement dated January 31, 2000 between C Me Run and Fundae Acquisition Corp., C Me Run agreed to merge with Fundae Acquisition Corp. to form C Me Run. The certificate of incorporation of C Me Run became the certificate of incorporation of the merged entity. The bylaws of C Me Run became to be the bylaws of the merged entity. On the effective date, each outstanding share of C Me Run, $0.001 par value, was converted into 1 common share of C Me Run, $0.01 par value, and each outstanding share of Fundae Acquisition Corp., $0.01 par value, was converted into 1 common share of C Me Run, $0.01 par value, and their status resumed as authorized and issued C Me Run common stock. On the effective date, the Series A Preferred Stock of C Me Run was converted into Series A Preferred Stock of C Me Run and the Series B Preferred Stock of C Me Run was converted into Series B Preferred Stock of C Me Run. Any warrants of C Me Run were converted into warrants of C Me Run. Upon the effective date, the officers and directors of C Me Run became the officers and directors of the merged entity.

19. By agreement dated July 14, 2000 between C Me Run and Phoenix Networks, C Me Run agreed to implement a solution to offer consumer applications to Phoenix `s residential broadband end users. The agreement also calls for Phoenix to implement a solution to offer DSL services to C Me Run's end users

Interests Of C Me Run's Management And Others In Material Transactions

      Except with respect to Cameron Chell, there are no material interests, direct or indirect, of directors, senior officers or any shareholders who beneficially own, directly or indirectly, more than 10% of the outstanding C Me Run Common Shares or any known associates or affiliates of such persons, in any transaction since incorporation or in any proposed transaction which has materially affected or would materially affect CAC except as disclosed herein.

      Cameron Chell is the largest shareholder of C Me Run and C Me Run Alberta. Cameron Chell is a director of C Me Run. Cameron Chell is an officer and director of C Me Run Alberta. Cameron Chell owns 100% of Chell.com Inc. Chell.com Inc. has a consulting agreement with C Me Run (see "C Me Run Material Contracts"). Cameron Chell is a shareholder, officer and director of VC Advantage Limited, which is the general partner of VC Advantage Limited Partnership which subscribed for the Series B Convertible Preferred Shares.

Trading Of C Me Run Common Shares

The following sets out the monthly trading summary of the Common Shares of C Me Run since February, 2000.

-----------------------------------------------------------------------------------------------------------------------------------
                                    # of Shares                  Price                      Price                      Value
                                                                  Low                        High
-----------------------------------------------------------------------------------------------------------------------------------
January, 2000
-----------------------------------------------------------------------------------------------------------------------------------
February 2000                        4,089,400                  US$5.75                     US$44.00              US$61,341,000(1)
-----------------------------------------------------------------------------------------------------------------------------------
March, 2000                            861,900                  US$20.75                    US$33.75              US$19,823,700(1)
-----------------------------------------------------------------------------------------------------------------------------------
April, 2000                            467,600                  US$12.50                    US$23.00               US$7,014,000(1)
-----------------------------------------------------------------------------------------------------------------------------------
May 2000                               312,235                  US$10.50                    US$22.50               US$4,683,525(1)
-----------------------------------------------------------------------------------------------------------------------------------
June, 2000                             294,500                  US$11.50                    US$22.60               US$4,417,500(1)
-----------------------------------------------------------------------------------------------------------------------------------
July, 2000                              57,600                  US$13.75                    US$16.50                 US$806,400(1)
-----------------------------------------------------------------------------------------------------------------------------------

Notes: (1)Value based on average price of $15.00 per share, true aggregate value may vary.

Lawsuits Against C Me Run

      There are no lawsuits against C Me Run. On January 20, 2000, FutureLink Corp., FutureLink Distribution Corp. and FutureLink Micro Visions Corp., had filed in the Court of Queen's Bench of Alberta, Judicial District of Calgary, Action #0001-01111 alleged that C Me Run Corp., C Me Run Alberta and certain former employees had conspired to appropriate a corporate opportunity from the plaintiffs and use it to their own advantage. The Plaintiffs alleged that C Me Run Corp. was the same business concept, which was developed by the individuals named in the lawsuit while they were in the plaintiffs employment and using the plaintiffs facilities. The Plaintiffs were seeking a permanent injunction restraining C Me Run Corp. and its subsidiaries from carrying on business related to said project. As well, the Plaintiffs were seeking judgment in the amount of CDN $80,000,000 and the ownership of all shares of C Me Run and C Me Run Alberta held by the defendants. The lawsuit was defended and counterclaims were filed against the plaintiffs, for CDN $126 Million. On April 26, 2000, all parties in the above action entered into a settlement agreement which included a non-disclosure clause. C Me Run does not expect to make any payment in connection with the settlement agreement.

Auditors

C Me Run has appointed Deloitte Touche LLP as auditors.

Description from Valuation Discounts

Stanford Keene used a market approach from trading values of C Me Run on the OTC-BB as of May 31, 2000, to arrive at a value of $11.00/share. The assumptions are set out in its Valuation Report.

Directors and Officers

      Cameron B. Chell, Chairman of the Board

      Please see page 5 for discussion of Mr. Chell's background.

      James S. Lovie, Director, Chief Executive Officer: Mr. Lovie became Chief Executive Officer of C Me Run in January 2000. From October 1998 to January 2000, Mr. Lovie was the President and Chief Executive Officer of Bell Distribution Inc., the leading Canadian-based integrated services retail organization in telecommunications for the Bell Family of products. At Bell Distribution Inc., Mr. Lovie provided management and strategic direction in the creation and execution of the company's distribution and retail operations. From June 1995 to October 1998, Mr. Lovie was Senior Vice-President - Sales, Marketing and Distribution for Bell Mobility. He previously held the position of Vice-President - Western Region with the company. From January 1991 to June 1995Mr. Lovie was Vice President of Integrated Customer Services at Xerox Canada. Mr. Lovie holds a Bachelor in Business Administration from Algonquin College in Ottawa, Canada.

      David C. Hayden, Director: Mr. Hayden founded Critical Path (Nasdaq: CPTH) in February 1997 and served as its Chairman, President and Chief Executive Officer from inception until November 1998. He continues to serve as the Company's Chairman and provides strategic business and product vision. From August 1993 to February 1997, Mr. Hayden was Chairman, President, Chief Executive Officer and co-founder of The McKinley Group, creators of Magellan, the highly popular Internet search engine, which was sold to Excite in August 1996. Between 1991 and 1993, Mr. Hayden held board positions at Spectrum Holobyte and Research On Demand. Mr. Hayden was recently recognized by Forbes as a member of the "E-Gang", New Digital Entrepreneurs, in the July 26, 1999 issue. Hayden was also a finalist for the Northern California's 1999 Ernst & Young Entrepreneur Of the Year. In June of 1998 he was named one of Sm@rt Reseller magazine's "Sm@rt 50" influential decision-makers in the Internet. Mr. Hayden holds a B.A. in Political Science from Stanford University.

      Frank J. Killoran, Director, Audit Committee Chair: Mr. Killoran became President of Chell.com in July 2000. From March 1997 to present, Mr. Killoran has been President, CEO and majority shareholder of National Process Equipment Ltd. National Process Equipment Ltd. is the largest independent distributor of industrial pumping systems in Canada. It operates from 8 cities with fabrication facilities in 5 cities, has 125 employees, and exclusively represents an extensive cross-section of high-quality pumps and related equipment, covering a wide variety of applications. Its major markets are mining and mineral processing, petrochemical and chemical, power and refining, pulp and paper, industrial, commercial and municipal. From May 1993 to March 1997, Mr. Killoran was President and CEO, of Taro Industries Limited (TSE symbol "TIN") an oil and gas services company with six separate businesses and approximately $100 million revenue. Mr. Killoran approached and negotiated a profitable sale to EVI Inc. (now Weatherford International) in 2 stages with final sale occurring March, 1998. From 1981 to May 1993, Mr. Killoran worked with Coopers and Lybrand. Mr. Killoran was a partner in charge of Calgary's "corporate turnaround" group where he led the review and financial restructuring of numerous corporations from a variety of industries.

      Chad C. Corneil, Director, Audit Committee Member, Compensation Committee
Member: Mr. Corneil founded and has been the Chief Executive Officer of WorldOne Webwide, Inc. since February, 2000. Mr. Corneil has been the Secretary/Treasurer of the ASP Industry Consortium since April, 1999. From June 1998 to February, 2000, Mr. Corneil was the Product Manager for Great Plains Hosting Services. As Product Manager, he had assisted in the design of the Great Plains Hosting Services offering. Prior to his role, Mr. Corneil was the Program Manager for the Management Services Program for Great Plains Consulting where he served as project manager to large corporate and multinational implementations of Great Plains Dynamics CS+ for SQL. Prior to that he was Manager of Great Plains Consulting Division from March, 1997 to June 1998. From May, 1991 to March, 1997. Mr. Corneil worked for Deloitte & Touche; first as an auditor and then as a manager in their computer consulting group. He became a Chartered Accountant in Canada in 1995 and maintains memberships in both the Institute of Chartered Accountants of Saskatchewan and the Institute of Chartered Accountants of Ontario. Mr. Corneil holds Bachelor of commerce degree from the University of Saskatchewan where he majored in Accounting.

      Richard A. Hronicek, Directors, Compensation Committee Chair: Mr. Hronicek, has been President and CEO of Xevo Corporation from August 1998 to present. From June 1998 to August 1998 he was Senior Vice President of US Internetworking. From April 1997 to January 1998 he was Chief Executive Officer of javelin Internet Group. From April 1995 to April 1997 he was Chief Executive Officer of Pacific Bell Internet. From 1981 to April 1995 he held various positions with Pacific Bell.. Mr. Hronicek, has over 20 years of experience in multiple facets of the network computing industry. He came to Xevo from Usinternetworking, a leading application service provider (ASP) specializing in ERP applications. As senior vice president and general manager of Usinternetworking, Mr. Hronicek headed its highly successful Siebel business unit and, previously, helped build USI's west coast and Japan data centers. He founded Pacific Bell Internet Services, Inc. (PBI). Under his direction, PBI launched its Internet service in 1996 and, as the fastest growing ISP in California, was named "ISP Start-up of the Year" by America's Network magazine.

      Previously, Mr. Hronicek led Pacific Bell's advanced service initiatives, developing marketing strategies for its online information and data communications services. In the process, he earned four industry awards for creating Pacific Bell's CalREN program to develop high-performance vertical applications, including video-on-demand. Mr. Hronicek also served as business development director of PacTel International (now Airtouch), focusing on the European mobile data communications market. Mr. Hronicek began his career developing network software for Bell Labs. Mr. Hronicek earned his B.S. in computer science from Penn State University and his Masters in computer science/computer engineering from Stanford University.

      David W. Myers, President & Chief Operating Officer: Mr. Myers joined C Me Run in January 2000. From April 1997 through January 2000, Mr. Myers was Director, ASP Business Strategy for Compaq Computer Corp. From 1996 through 1997, Mr. Myers was a principle of Barclay Consulting Group. From February 1996 through November 1996, he was the Chief Operating officer with Eastern Casualty Insurance Co. From February 1995 through February 1996 he was Vice President, Client Services for ICS Deloitte. While at Compaq Computer Corporation he directed and developed strategic relationships with leading North American ASPs. His management experience includes the start-up of Ziff-Davis' Timesharing Division Digital Equipment's Internet Outsourcing Practice. While at Deloitte & Touche and Digital Equipment, Myers provided business process and IT strategy consulting to clients including Mobil Oil, Melon Bank, First Chicago, Baxter Healthcare and NASA. He has presented papers and trained management consultants internationally. Mr. Myers holds Bachelors and Masters degrees in Engineering and Business from Cornell University.

      Gerald J. McGovern, Chief Financial Officer and Treasurer: Mr. McGovern joined C Me Run in 2000. From 1997 though 1999 he acted as a private financial consultant, during which time he served as senior financial executive in special situations for various client companies. From 1994 through 1996, Mr. McGovern was Chief Financial Officer for International health Specialists. Mr. McGovern is a Certified Public Accountant for the Commonwealth of Massachusetts and holds a bachelor degree in Economics and Accounting from the College of Holy Cross, Worcester, Massachusetts and a Masters Degree in Business Administration from Babson College, Wellesley, Massachusetts

      Theodora S. Convisser, Corporate Secretary: Ms. Convisser joined C Me Run in April 2000. Prior to joining C Me Run, Ms. Convisser served for sixteen years as Clerk of the Corporation and Assistant General Counsel to Boston Edison Company. Before joining Boston Edison Company, Ms. Convisser spent two years as an associate at the Boston Massachusetts law firm of Herrick and Smith and two years as a law clerk to the Justices of the Supreme Court of New Hampshire. Ms. Convisser holds a Bachelor of English Literature degree from Brandeis University, a Juris Doctor degree from Northeastern University School of Law and a Master of Law in Taxation from Boston University School of Law.

      Paula M. Hunter, VP - Sales & Marketing: Ms. Hunter joined C Me Run in February 2000. From October 1999 to February 2000, Ms. Hunter was the General Manager of Eggrock Partners, Inc (now Breakaway Solutions) Ms. Hunter was responsible for Sales and Marketing, Delivery, Engineering, and Operations functions within the ASP division. Eggrock Partners Inc. is a new breed systems integration consulting firm and Application Service Provider with an innovative approach to the delivery, implementation and support of customer-centered Web-based solutions for the emerging enterprise. Ms. Hunter is one of the founders of the ASP Industry Consortium. Ms. Hunter was elected to the office of Vice President and has a seat on the Board of Directors. From May 1995 to October 1999, Ms. Hunter worked for Compaq Computers Corp as Director of Solutions Marketing for Compaq Computer Corporation's Emerging Markets and Programs Business Unit, Ms. Hunter was responsible for the development of Compaq's strategy and programs in the Application Service Provider market. Ms. Hunter also managed programs for Thin Client Server Computing, and Streaming Media Solutions. From May 1993 to May 1995, Ms. Hunter worked for Long's Corporate Division in Boston. From May 1997 to May 1993, Ms. Hunter worked at Digital Equipment Corporation, where she sold outsourcing services in the pharmaceutical and petrochemical markets and held a variety of product marketing, channels development, and solutions marketing positions. Ms. Hunter holds a BS in Computer Information Systems from Bentley College and is enrolled in the MBA program at Babson College, Wellesley, Massachusetts

      Barbara A. DeGuise, Chief Technology Officer: Ms. DeGuise joined C Me Run in March, 2000. From June 1998 to March, 2000 Ms. DeGuise was the Global Service Delivery Manager at Compaq Computer Corporation. From October 1985 to June 1998, she was with Digital Equipment Corp. Ms. DeGuise is a graduate of the University of New Hampshire with a degree in Mathematics and Computer Science. Ms. DeGuise also holds a Masters degree from New Hampshire College in International Business management.

      Colin B. Curwen, VP - Sales: Mr. Curwen joined in November, 1999. From July 1998 to November 1999, Mr. Curwen was employed with FutureLink Distribution Corp., where he was one of the original employees of the recognized founder of the ASP industry. Serving as Director of Sales and Director of Channel Sales, Mr. Curwen was instrumental in the development of the leading Application Service Provider's product, sales and service strategies. Previous to FutureLink, Mr. Curwen was the Southern Alberta Education Sales Director for WestWorld Computers Ltd. from July, 1997 to June 1998, an Authorized Reseller and Education Sales Organization for Apple Computer Inc. From October 1995 to December 12, 1996, he was owner/operator of a restaurant in Kelowna (Sandusky's). From October 1993 to October 1995, Mr. Curwen was the General Manager of Joey Tomatoes in Calgary and Kelowna.

      Warren S. Talbot, VP - Business Development: Mr. Talbot joined C Me Run in November 1999. From October 1999 to November 1999, Mr. Talbot worked for Futurelink Corp (formerly Futurelink Distribution Corp). From October 1997 to October 1999, Mr. Talbot worked for Microsoft Corp. From November 1994 to October 1997 Mr. Talbot worked for Software Spectrum. Mr. Talbot holds a Bachelors degree in accounting from Texas A & M University.

Financial Background

      According to the unaudited financial statements in C Me Run's 10QSB filed June 6, 2000, attached as Exhibit "F", as of March 31, 2000, C Me Run's total assets were valued at $7,274,344 and total liabilities and stockholders' equity were valued at $7,274,344. No revenues were generated in the three months ended March 31, 2000 period, operating expenses were $3,333,975 and interest income was $15,866, resulting in a net loss of $3,318,109.

Management Discussion of Operating Results

Management's discussion of operating results are contained in a Form 10-Q filed with the Securities and Exchange Commission which can be accessed on EDGAR at www.sec.gov.

Specific Risk Factors

1. Solvency of C Me Run

      C Me Run has incurred significant losses. C Me Run may require additional financing in order to conduct its business. There can be no assurance that such financing will be available or, if available, will be upon terms satisfactory to C Me Run.

2. Key Personnel

      C Me Run is substantially dependent upon the continued services of current management and directors. The loss of the services of current management would have a material adverse affect upon our business and/or our prospects. C Me Run does not maintain "key man" life insurance on the life of any of our employees. To the extent that the services of key personnel become unavailable, C Me Run shall be required to retain other qualified persons and there can be no assurance that C Me Run shall be able to employ qualified persons upon acceptable terms.

3. Dividends and Cash Flow

      C Me Run has a limited history and currently does not have any operating business. Since incorporation, C Me Run has not paid any dividends on its outstanding Common Shares and has no present intention to pay dividends thereon.

4. Risks Related to Possible Acquisitions

      C Me Run may expand its operations through the acquisition of additional businesses. There can be no assurance that C Me Run will be able to identify, acquire or profitably manage additional businesses or successfully integrate any acquired businesses into C Me Run without substantial expenses, delays or other operational or financial problems. Further, acquisitions may involve a number of special risks or effects, including diversion of management's attention, failure to retain key acquired personnel, unanticipated events or circumstances, legal liabilities and amortization of acquired intangible assets and other one-time or ongoing acquisition related expenses, some or all of which could have a material adverse effect on C Me Run business, operating results and financial condition. Client satisfaction or performance problems of a single acquired firm could have a material adverse impact on the reputation of C Me Run as a whole. In addition, there can be no assurance that the acquired businesses, if any, will achieve anticipated revenues and earnings. The failure of C Me Run to arrange its acquisition strategy successfully could have a material adverse effect upon C Me Run's business, operating results and financial condition.

5. Limited Trading History of Common Shares; Stock Price Volatility

      The market price of C Me Run's Common Shares could continue to fluctuate substantially due to a variety of factors, including quarterly fluctuations in results of operations, adverse circumstances affecting the introduction of market acceptance of new products and services offered by C Me Run, announcements of new products and services by competitors, changes in the information technology environment, changes in earnings estimates by analysts, changes in accounting principles, sales of C Me Run's Common Shares by existing holders, loss of key personnel and other factors. The market price for C Me Run's Common Shares may also be affected by C Me Run's ability to meet analysts' expectations, and any failure to meet such expectations, even if minor, could have a material adverse effect on the market price of C Me Run's Common Shares. In addition, the stock market is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market prices of securities issued by many companies for reasons unrelated to the operating performance of these companies. In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been instituted against such a company. Any such litigation instigated against C Me Run could result in substantial costs and a diversion of management's attention and resources, which could have a material adverse effect upon C Me Run's business, operating results and financial condition.

6. Creditworthiness of Clients

      The value of C Me Run's computer equipment, software, and intellectual property thereto may depend on the credit and financial stability of C Me Run's customers. C Me Run's projected income would be adversely affected if a significant number of customers were unable to meet their obligations to C Me Run or if C Me Run were unable to continue to collect its accounts receivables. In the event of default by customers, C Me Run may experience delays in enforcing its rights as a vendor and may incur substantial costs in protecting its investment.

7. Start-Up Company

      The business of C Me Run should be considered highly speculative due to its present stage of development. C Me Run does not have a history of earnings nor has it sufficiently diversified such that it can mitigate the risks associated with its planned activities. C Me Run has limited cash and other assets and a limited business history. Shareholders must rely solely upon the ability, expertise, judgment, discretion, integrity and good faith of C Me Run's management in all aspects of the development and implementation of C Me Run's business strategy.

8. Speculative Nature of Computer Business

      The acquisition and management of computer services may result in a failure to produce income or revenue. Moreover, the industry is subject to significant risk factors including changes in general economic conditions, competition from other properties, and the failure of customers to meet their obligations and other operating costs.

9. Tradename

      While C Me Run is attempting to qualify, under a trademark, its name throughout the U.S., Canada, Mexico, the United Kingdom and Australia, significant issues may be present as to the ability to widely use the name in connection with the products or services to be rendered by C Me Run.

10. Attraction and Retention of Employees

      C Me Run's business involves the delivery of professional services and is labor-intensive. C Me Run's success depends in large part upon its ability to attract, develop, motivate and retain highly skilled technical employees. Qualified technical employees are in great demand and are likely to remain a limited resource for the foreseeable future. There can be no assurance that C Me Run will be able to attract and retain sufficient numbers of highly skilled technical employees in the future. C Me Run has historically experienced turnover rates which it believes are consistent with industry norms. An increase in this rate could have a material adverse effect on C Me Run's business, operating results and financial condition, including its ability to secure and complete engagements.

11. Possible Volatility of Securities Prices

      The Stock market has from time to time experienced significant price and volume fluctuations that may be unrelated to the operating performance of any particular company. The market prices of the securities of many publicly-traded companies in the computer industry have in the past been and can be expected in the future to be especially volatile. Factors such as C Me Run's operating results, announcements by C Me Run or its competitors concerning technological innovations, new products or systems may have a significant impact on the market price of C Me Run's securities.

12. Minority Shareholder

      The Company is acquiring 1.0% of C Me Run's outstanding shares, which is only a minority interest in C Me Run. The Company will not have control or the right to control the management and business activities of C Me Run. [Please indicate whether this is on a fully diluted basis]

13. Additional Financing

      C Me Run expects that in order to achieve C Me Run's growth objectives, it will need to raise additional funds from lenders and equity markets in the future. There can be no assurance that C Me Run will be able to raise additional capital on commercially reasonable terms to finance their growth objectives. Additionally, any further issuance of securities of C Me Run may result in the dilution of ownership of the Company.

14. Unproven Acceptance of C Me Run's Proposed e-commerce Products and Services

      The market for C Me Run's services has only recently begun to develop and is rapidly changing. As is typical for a new and rapidly evolving industry, demand and market acceptance for recently introduced services and products over the Internet are subject to a high level of uncertainty and there exist few proven services and products. The success of C Me Run's products and services will depend upon the adoption of the Internet as a medium for commerce and that there is adequate infrastructure on the Internet to cope with rising demand. There can be no assurance that widespread acceptance of e-commerce in general, or of C Me Run's products and services in particular, will occur or that the Internet will continue to have sufficient infrastructure capacity.

15. Reliance on Third Parties

      C Me Run's operations depend on a number of third parties and, in particular, Microsoft. C Me Run has limited control over these third parties and no long-term relationships with any of them. C Me Run does not own a gateway onto the Internet, but instead will rely on an Internet service provider to connect C Me Run's Web site to the Internet and a third party network manager. From time to time, C Me Run will experience temporary interruptions in its Web site connection and also its telecommunications access. Continuous or prolonged interruptions in C Me Run's Web site connection or in its telecommunications access would have a material adverse effect on C Me Run's business, results of operations and financial condition. There can be no assurance that C Me Run will be able to develop and maintain satisfactory relationships with such third parties on acceptable commercial terms.

16. Continuance of Existing Strategic Alliances

      C Me Run's growth and marketing strategies are based, in part, on seeking out and forming strategic alliances with goods and services suppliers, Internet service providers and other businesses involved in selling goods and services through the Internet. There can be no assurance that existing strategic alliances will not be terminated or modified in the future nor can there be any assurance that new relationships will afford C Me Run the same flexibility under which it currently operates.

17. Competition; New Entrants

      C Me Run expects competition to persist, increase and intensify in the future as the markets for C Me Run's products continue to develop and as additional companies enter each of its markets. Numerous releases of product and services that compete with those of C Me Run can be expected in the near future. There can be no assurance that C Me Run will be able to compete effectively with current and future competitors. If these or other competitors were to engage in aggressive pricing policies with respect to other competing products or services, or significant price competitions were to otherwise develop, C Me Run would likely be forced to lower its prices, which could have a material adverse effect on C Me Run's business, operating results and financial condition.

18. Dependence on the Internet; Uncertain Adoption of the Internet as a Medium of Communications and Commerce

      Rapid growth in interest in and use of the Internet is a recent phenomenon. The market for certain of C Me Run's products and services are highly dependent upon the increased use of the Internet for information publication and distributions and commercial applications. Critical issues concerning the commercial use of the Internet, including capacity, security, reliability, cost, ease of use, access, quality or service and acceptance of advertising, remain unresolved. If widespread commercial use of the Internet does not develop, C Me Run's business, operating results and financial condition could be materially adversely affected.

19. Technological Change

      The Internet and e-commerce industries are characterized by rapid technological change, changes in user and customer requirements, frequent new service or product introductions embodying new technologies and the emergence of new industry standards and practices that could render C Me Run's existing Web site and proprietary technology obsolete. C Me Run's performance will depend, in part, on its ability to license leading technologies, enhance its existing services, develop new proprietary technology that addresses the increasingly sophisticated and varied needs of its prospective customers, and respond to technological advances and emerging industry standards and practices on a timely and cost-effective basis. The development of Web site and other proprietary technology entails significant technical and business risks. There can be no assurance that C Me Run will be successful in using new technologies effectively or adapting its Web site and proprietary technology to customer requirements or emerging industry standards.

20. Marketability

      There is a limited market on the OTC Bulletin Board through which the C Me Run Common Shares may be sold and there is no assurance that an active market will develop. The Corporation is not able and has no present intention to pay any dividends to the holders of the C Me Run Common Shares.

21. Exchange Rate Fluctuations

      The Corporation transacts a significant portion of its purchases and sales in U. S. dollars while the majority of the Corporation's operating expenses are in Canadian dollars. The Corporation does not have any hedging programs in place to manage the potential exposure to fluctuations in the U. S./Canadian dollar exchange rate. Fluctuations in the U.S./Canadian dollar exchange rate can impact the Corporation's earnings and cash flows.

22. Government Regulation

      C Me Run is not currently subject to direct regulation by any government agency, other than applicable securities laws, regulations applicable to businesses generally and laws or regulations directly applicable to access to or commerce on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet, regulating user privacy, pricing and consumer protection which may impose additional burdens on companies conducting business over the internet and thus increase C Me Run's cost of doing business. Moreover, the applicability to the Internet of existing laws in various jurisdictions governing issues such as property ownership, sales tax, libel and personal privacy is uncertain and may take years to resolve. There can be no assurance that any such new legislation or regulation will not be enacted nor that the application of laws or regulations from jurisdictions whose laws do not currently apply to C Me Run's business will subsequently become applicable.

23. Internet Commerce Security

      A significant barrier to e-commerce and communications is the secure transmission of confidential information over public networks. C Me Run rely on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure transmission of confidential information. There can be no assurance that the advances in computer capabilities, new discoveries in the field of cryptography or other events or developments will not result in a compromise or breach of the algorithms used by C Me Run to protect customer transaction data. Concerns over the security of Internet transactions and the privacy of users may also inhibit the growth of the Internet as a means of conducting commercial transactions and the privacy of users may also inhibit the growth of the Internet as a means of conducting commercial transactions. There can be no assurance that C Me Run's security measures will prevent security breaches and protect C Me Run from any resulting risk of loss.

24. Risk of Marketing Strategies Being Unsuccessful

      C Me Run expects to derive some of its sales revenue through independent third parties who will either resell or use C Me Run products to enhance their own products. C Me Run is unable to determine how successful these providers will be in selling C Me Run's software. Furthermore, C Me Run does not have any history or experience in establishing or maintaining such third party support, and there can be no assurance that they will be able to successfully support their reseller networks. If C Me Run is unable to provide such support, it may lose resellers and, consequently, distribution of C Me Run's products would adversely affected. Additionally, most resellers will offer competitive products manufactured by third parties. There can be no assurance that resellers will give priority to C Me Run's products and services over competitors' products and services. Finally, if C Me Run is unable to support a reseller, they will need to attract additional or replacement resellers to sell C Me Run's products and services. There can be no assurance that C Me Run will be able to convince a sufficient number of additional or replacement resellers in order to assure that their products and services will be successfully marketed and distributed at a profit or that such additional or replacement resellers will be successful in selling their products and services. Any reduction or delay in sales of products and services of C Me Run, their resellers will have a material adverse effect on the business, operating results and financial condition of C Me Run and its subsidiaries.

25. Risks that Proceeds from Available Financing will not be Sufficient

      Developing, manufacturing and marketing software and information security solutions and the plans of C Me Run for expansion of its subsidiaries, as mentioned above, will require significant amounts of capital. Since C Me Run and its subsidiaries have no significant internal revenues to finance the subsidiaries' continuing operations and plans for expansion, C Me Run and its subsidiaries are dependent upon the proceeds from sales of C Me Run securities to satisfy its capital requirements. C Me Run believes that it has adequate financing to satisfy its subsidiaries' capital requirements for 12 months. After 12 months, C Me Run will have to arrange for additional financing, unless its subsidiaries are generating revenues from their products and services, to finance the subsidiaries' manufacturing and marketing operations at a sufficient level. Financing options could include, but will not be limited to, additional sales of C Me Run securities or an operating line of credit. If C Me Run is unable to obtain additional financing on satisfactory terms when needed, C Me Run' subsidiaries may have to suspend their operations or terminate their operations altogether.

26. Risk of Volatility of Stock Prices

      Stock markets are subject to significant price fluctuations which may be unrelated to the operating performance of particular companies and the market price of C Me Run Common Shares may frequently change. The market price of C Me Run Common Shares could also fluctuate substantially due to a variety of other factors, including: quarterly fluctuations in results of operations of C Me Run and its subsidiaries, C Me Run' ability to meet analysts' expectations, adverse circumstances affecting the introduction of market acceptance of new products and services offered by the subsidiaries of C Me Run, announcements of new products and services by competitors, changes in the information technology environment, changes in earnings estimates by analysts, changes in accounting principles, sales of C Me Run Common Shares by existing holders and loss of key personnel.

27. Risk Associated with Penny Stock Rules Limiting the Liquidity of C Me Run Shares

      C Me Run Common Shares have recently traded on the OTC Bulletin Board at a price greater than $5.00 per share but may now and in the future by subject to the penny stock rules under the Exchange Act. These rules regulate broker-dealer practices for transactions in "penny stocks". Penny stocks generally are equity securities with a price of less than U.S. $5.00. The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker dealer and salesperson compensation information, must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer's confirmation.

      In addition, the penny stock rules require that prior to a transaction, the broker and/or dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These additional penny stock disclosure requirements are burdensome and may reduce purchases of this offering and reduce the trading activity in the market for C Me Run Common Shares. As long as C Me Run Common Shares is subject to the penny stock rules, holders of such C Me Run Common Shares may find it more difficult to sell their securities.

28. Risks of Dilution of Investment

      C Me Run may issue a substantial number of shares of C Me Run Common Shares or preferred stock without investor approval. Any such issuance of C Me Run securities in the future could reduce an investor's ownership percentage and voting rights in C Me Run and further dilute the value of his or her investment.

29. Risks Associated with the Authorization of Preferred Stock and Possible Takeover Effects

      The board of directors of C Me Run is authorized to create and issue shares of preferred stock without the approval of C Me Run shareholders. Any preferred stock that the board of directors of C Me Run creates and issues could negatively affect the voting power or other rights of holders of shares of C Me Run Common Shares. Also, the board of directors of C Me Run may create preferred stock which could be used to prevent a third party from taking control of C Me Run.

30. Risks Associated with the Protection of Directors and Officers from
    Liability

      The C Me Run' Articles allow it to reimburse its officers and directors for damages which such directors or officers may be subject to, including those which result from a breach of fiduciary duties to C Me Run shareholders. The C Me Run' Articles also require C Me Run to advance money to any officer or director if the law does not prevent it from doing so. C Me Run may experience significant cash flow problems if C Me Run is required to either reimburse, or advance money to, C Me Run officers or directors for such purposes.

31. Risks Associated with Dividend Policy

      C Me Run does not anticipate generating cash flows from its subsidiaries' operations in the near future. If the subsidiaries generate positive cash flows from operations, C Me Run intends to use those positive cash flows to finance further growth of the business of its subsidiaries and does not anticipate paying dividends to C Me Run' shareholders. Accordingly, potential investors should not tender their C Me Run Alberta Shares or C Me Run Alberta Options with the investment objective of receiving dividend revenue from C Me Run.

32. Resale Restrictions

      The shares being purchased from Chell are restricted securities owned by an affiliate and are subject to US federal resale restrictions.


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

cDEMO

      cDemo is a start up company that was incorporated in the State of Delaware in February 2000. The head office is in 236B Broadway, Chico, California, 95926 There is a satellite office in Calgary, Alberta, Canada, located at 114, 1215 - 13th Street, SE, Calgary AB.

      cDemo intends to establish a no-charge to sellers nationwide network of Internet inspection and listing centers for automobiles that will provide:

o     An unbiased and detailed 100 plus point inspection;

o     Multiple digital photographs of the vehicle;

o A computer generated condition report, book value, and rating of the vehicle;

o A one-stop upload listing service to automotive and classified advertisement websites.

      cDemo's third party information enables consumers to buy, sell, trade-in, and complete finance, insurance, and extended warranty contracts online, all of which is not possible today.

      cDemo plans to establish business alliances with nationwide quick lube chains and other service stations, newspapers, photo buy publications, and Internet based classifieds; automobile finance, insurance and extended warranty companies; and automotive dot coms. There can be no assurance that any such alliances will be formed.

      cDemo plans to position itself as the "Intel Inside" of the used vehicle transaction process, becoming the industry recognized service used to enhance existing businesses. In order for the automotive industry and Internet-based automotive companies to access the billion dollar used vehicle industry, cDemo will provide the nationwide infrastructure necessary for this to occur and will generate revenue from service providers, trade-ins, on-site volume inspections, lease returns, advertising, and data mining.

Marketing Strategy

The cDemo business model requires that several different marketing strategies be established for the different types of co-branding partners, business alliances, and consumers. Each target market is listed below, with the value proposition, marketing strategy/approach and timing identified.

====================================================================================================================================
Target market                            Value proposition                        Marketing strategy and approach    Time Frame
------------------------------------------------------------------------------------------------------------------------------------
                         o    Increases their revenue through the
                              increased traffic driven to them by cDemo's
                              Internet and print media partners.

                         o Enables them to upgrade their image through participation in the Internet economy.

                         o Lowers their customer acquisition cost. A cDemo customer only costs our listing partners 15 minutes of their hourly employees' time for a guaranteed sale, and a chance to acquire a long-term customer.

                         o    Gives them an increased ticket or sales average
Oil change centers            because cDemo customers are more likely to repair    Large franchise operations
                              items such as wipers, headlights and safety items    will be targeted as the
                              before listing their car for sale.                   initial co-branding partners      July / August
                                                                                   in cDemo's national roll-out
                         o    Generates more revenue from their car washes         strategy.
                              because sellers want a clean car for the photos.

                         o Allows them to attach their service to the vehicle as well as the individual customer. Lube centers will know when a vehicle is being sold and will have the opportunity to pass on an incentive to the new owner to continue doing business with them.

                         o    Enables them to form agreements with
                              lease companies to service their vehicles
                              during term as well as handle end of term
                              inspection.
====================================================================================================================================

===========================================================================================================================
Target Market                     Value Proposition               Marketing Strategy and Approach        Time Frame
---------------------------------------------------------------------------------------------------------------------------
                      o   Allows them to offer their
                          customers superior classified ads at
                          no additional cost.

                      o   Allows them to access new revenue
                          sources through their partnership with
                          cDemo while maintaining their
                          existing classified ad base.

                      o   Provides them with a national
                          Internet listing service, which         Major newspapers will be          August / September
Newspaper based           expands their geographical area and     targeted by cDemo in relation
advertisers               web presence.                           to the geographic expansion of
                                                                  the service
                      o   Private labeling of the listing
                          and electronic demonstration service
                          allows cDemo's partners to take
                          ownership of the service, which
                          enhances the value of their
                          classified advertisements. (ie. L.A.
                          Times electronic demonstration and
                          listing service, powered by cDemo).
---------------------------------------------------------------------------------------------------------------------------
                      o   cDemo provides these companies          cDemo has targeted all
Automotive                with virtual trade-in information to    automotive dot.com companies
dot com                   service the seventy percent of          as potential users of their        October / November
companies                 online but have a trade-in.             online trade-in information
===========================================================================================================================

====================================================================================================================================
Target market                            Value proposition                       Marketing strategy and approach    Time Frame
------------------------------------------------------------------------------------------------------------------------------------
                      o   Enables sellers to have their vehicle's information
                          and photos uploaded to multiple web sites without any
                          equipment or aggravation.

                      o Regardless of the number of web sites on which they have their vehicle listed, sellers may modify or delete their vehicle's cDemo ad system wide with one entry.

                      o   Eliminates nuisance calls by providing all the
                          necessary information online.
                          Sellers  will only need to take calls to set           cDemo's service is              September / October
                          up test drives, not to answer questions                targeted at all consumers
                          regarding their vehicle's condition or                 disposing of a used car;
                          history.                                               whether by private party
Individual car                                                                   sale or trade in. Also,
sellers               o   Expands the seller's sales area as cDemo               does not have to
                          buyers will be willing to travel longer                directly market to sellers
                          distances if they have sufficient reliable             - the marketing is done by
                          information about a vehicle.                           the cDemo partners, at no
                                                                                 cost to cDemo.
                      o   cDemo's service creates a virtual trade-in which
                          allows sellers to receive trade in bids online from
                          dealers and automotive dot.com companies.

                      o cDemo's service creates a virtual appraisal enabling sellers to receive accurate quotes online which do not require a follow up inspection from finance, insurance and extended warranty companies.

                      o   cDemo will provide a convenient online sales contract.
====================================================================================================================================

Revenue Model

===============================================================================================================================
                                       Description of how the                                       Measure
       Revenue source                  the revenue is generated                                     of revenue
-------------------------------------------------------------------------------------------------------------------------------
   1   Tablet Rental Fees              cDemo will recover the cost of the tablet                    $150/tablet
                                       from the oil-lube facilities by charging them                per month
                                       a monthly fee per tablet.

   2   On-line Appraisal               cDemo will partner with multiple finance,                    $120/finance
                                       insurance and extended warranty companies                    alternative
                                       whereby there will be a revenue sharing
                                       arrangement for the business that is referred                $40/insurance
                                       to them via cDemo.                                           alternative
                                       cDemo will split 50/50 the revenues realized
                                       with the portals.                                            $90/ext warranty
                                                                                                    alternative

   3   On-Line Trade Ins               Dealer will pay for the ability to establish a               $50 per
                                       trade-in value on a vehicle without the                      reference
                                       consumer having to visit the dealership.                     (assume 2 refs
                                       cDemo will charge the dealership a fee for                   per trade-in person)
                                       each reference they provide.

   4   End of Lease Inspections        cDemo will charge the leasing companies a                    $20 fee per
                                       fee for each vehicle they submit for an end-                 vehicle
                                       of-lease electronic demonstration at the end
                                       of the lease term.

   5   On-Site Volume                  cDemo will charge dealers and others with large              $20 fee per
       Inspections                     inventories a fee for a cDemo representative to              vehicle
                                       come to their site and provide the electronic
                                       Demonstration that allows them to list their
                                       inventory for sale on multiple newspapers and
                                       websites.

   6   Targeted Advertising            cDemo will charge the manufacturers for space                Market value
                                       on their website that target the people that are
                                       selling their brand of vehicle.

   7   Data Mining                     After a certain period of operations, cDemo will             Market value
                                       have a significant amount of detailed information
                                       that can be sold to interested parties such as
                                       Guidebook companies and manufacturers.
===============================================================================================================================

Technology Overview

      To perform a standardized electronic demonstration, cDemo's technology will incorporate automobile inspection software, developed by Technological Business Solutions Ltd. (TBS) of Derbyshire, England, which will be customized to cDemo's specifications for the North American market. The software will be loaded into a handheld tablet and is designed to withstand the rigors of the automotive service station environment.

      The software on which cDemo's Internet listing service will be based has been tested on over 180,000 automobiles by England's Royal Automobile Club. cDemo will outsource the production of the tablet to a third-party OEM manufacturer, and expects to have a commercial product before the end of August, 2000. cDemo will purchase the tablet for approximately $4,000 per unit, and then lease it to its inspection center partners for approximately $150 per unit per month based on a 36-month lease.

      cDemo plans to use a widely recognized Internet-based data storage center to receive and deliver its electronic vehicle demonstrations. This collection of data will be available through virtual windows on its media partners' Websites. cDemo's logo will identify the integrity of each vehicle listing.

      cDemo plans to use the field tablet device based on software developed by TBS to collect and transmit an electronic demonstration based on an Internet TCP/IP connection to the cDemo backend database. cDemo intends to use an Oracle supplied database to provide the backend support for the cDemo website as well as a data storage warehouse that other websites can harvest data from utilizing cDemo's XML standard. It is intended that the connection between various websites will be handled with a proposed Cisco 128 bit encrypted VPN (Virtual Private Network) to allow secure harvesting of cDemo data. The cDemo consumer should have the ability to change his/her information and pricing on the cDemo website along with the ability to view his or her vehicle and choose upload destinations online. A vehicle buyer or seller will be able to click on a cDemo icon to display the electronic demonstration of any vehicle from any subscribing website.

Analysis of Competitive Environment

Newspaper Classified and Photo Buy and Sell Publications

      These businesses primarily rely on the traditional model of selling and buying used cars between individual/customers calling in and placing a 20-word advertisement in their publication for a set time period.

      cDemo sees these businesses as natural partners. They need our content to enhance their customers' experience and to counteract Web portals' invasion into their classified advertisement domain.

AutoTrader Magazine & Autotrader.com

      AutoTrader is one of the leading national trade magazines and Websites (as part of a partnership with eBay) dedicated to the buying and selling of used vehicles. The company deploys a network of photographers who take a photo only from the seller's perspective, and does not have the necessary infrastructure to offer an electronic demonstration service similar to cDemo's.

Auto Inspection Businesses

      These businesses are generally used by the buyer to inspect automobiles and determine their true condition. They provide the buyer with a way to confirm the state and condition of a potential automobile purchase. These businesses are not in direct competition with cDemo. They are used when the buyer has already decided to purchase the vehicle. cDemo's Tier I service provides the first step in the filtering process for the buyer. Once the buyer has decided on a vehicle, Tier II service, the mechanical inspection, will be available through cDemo's partner companies.

      cDemos product should be attractive to these businesses. cDemo's inspection and listing partners should be naturally suited to perform our Tier II inspection.

Web-Based Automobile Search Companies

      While not specifically tailored to private party transactions, web-based automobile search companies, e.g., iMotors.com, take requests from individuals for the used vehicle of their choice. For a fee, the business searches for a suitable vehicle, using sources such as auctions, off-lease vehicles and, to a lesser extent, private individuals. Strictly speaking, these businesses are used car dealers who operate with no inventory but who access used automobiles on demand. Their services are limited to late model, low-mileage automobiles, and they sometimes require a waiting period of up to a month to locate and deliver the requested vehicle.

      cDemo intends to enhance the ability of these businesses to find used cars. Because these businesses are prepared to buy and transport used vehicles from distant locations, cDemo's used car content will provide them with a distinct advantage when searching for particular automobiles with specific options. These types of companies will also be able to use cDemo to enhance their performance while maintaining their revenue model of delivering refurbished certified cars to the consumer.

Automobile Dealers

      Franchised or independent automobile dealers maintain used automobile inventories obtained from trade-ins, other dealers or auctions. Dealers are responsible for the majority of used vehicle sales.

      cDemo believes that dealers will want to take advantage of cDemo's to search for inventory and to utilize its fee-based mobile listing service to advertise their inventory.

      cDemo's market analysis indicates that there is a need for a trusted third-party inspection service. Autobytel, iMotors, and eBay, have all introduced a way for vehicles to get inspected. However, these inspections are carried out within the confines and for the benefit of the particular company.

Strategic Alliances

Chell.com Ltd.

      Chell.com Ltd. is a technology strategy bank founded by Cameron Chell to incubate, test and grow businesses out of the latest in technology and service innovations. Chell.com has offices in New York, Toronto, and Calgary.

Thomson Kernaghan and Co. Limited

      Thomson Kernaghan and Co. Limited is a 50-year old Canadian, independent, employee-owned investment banking firm. Its head office is in Toronto, Ontario with branches in Vancouver, B.C, Calgary, Alberta and Montreal, Quebec. Thomson Kernaghan is a member of each of Toronto, Montreal and CDNX exchanges; the Canadian Investor's Protection Fund and the Investment Dealers Association of Canada.

GPC Communications

      cDemo has formed an alliance with a division of GPC International, GPC Communications, a worldwide public relations consulting firm serving clients with a wide array of needs. GPC designs and executes strategic, marketing-based public relations programs to help companies connect to their markets. With 40 offices and 500-plus employees in the U.S., Canada and Europe, GPC's clients include Bell Mobility, Applied Terravision, Jaws Technologies, C Me Run, Kenetix.com., Rx-Rite.com, Doctor Online and Intrinsyc Embedded Software. GPC has received coverage for its clients in such high-profile publications as the New York Times, the Boston Globe, and Fortune and Forbes magazines.

      GPC will be responsible for managing cDemo's first to market public relations campaign. This campaign will draw interest from each segment of the automobile industry because the Electronic Demonstration and Listing Service solves so many of the sensitive and timely problems that have been created by advanced technology.

Capital

      The authorized capital as of the August 31, 2000 closing date for the transaction will consist of 20,000,000 common shares with a par value of $0.001. The issued and outstanding shares shall be, prior to an anticipated closing of a financing with VC Advantage Limited Partnership (see Material Contracts) consist of 2,088,000 common shares. The Company is purchasing 480,000 common shares, representing 22.9% of cDemo's common stock prior to the closing. On a fully diluted basis, excluding options that have not vested, the Company's voting rights will be reduced to 16.39%.

Principal Holders

The following is a list of shareholders of cDemo as of July 31, 2000:


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

----------------------------------------------------------------------------
                      Description                              cDemo
                                                         Common Shares (1)
----------------------------------------------------------------------------
       Common
----------------------------------------------------------------------------
       Chell.com Ltd.                                               480,000
----------------------------------------------------------------------------
       McKinsey Co. SA                                              480,000
----------------------------------------------------------------------------
       Allan Chell                                                  180,000
----------------------------------------------------------------------------
       Lori Chell                                                   180,000
----------------------------------------------------------------------------
       Bernie Kraus                                                 360,000
----------------------------------------------------------------------------
       Richard Curtis                                                48,000
----------------------------------------------------------------------------
       Gordon Herman                                                 75,996
----------------------------------------------------------------------------
       Frank Killoran                                                84,000
----------------------------------------------------------------------------
       Terri Jo Killoran                                             60,000
----------------------------------------------------------------------------
       Tom Killoran                                                  36,000
----------------------------------------------------------------------------
       May Rogers                                                    36,000
----------------------------------------------------------------------------
       Len Ully                                                      24,000
----------------------------------------------------------------------------
       Wade Shultz                                                   20,004
----------------------------------------------------------------------------
       Romola Ully                                                   24,000
                                                                  ---------
----------------------------------------------------------------------------
       Subtotal Issued and Outstanding                            2,088,000
----------------------------------------------------------------------------

Allan Chell is the brother of Cameron Chell. Lori Chell is Allan Chell's wife. Teri Jo Killoran is the wife of Frank Killoran. Tom Killoran, May Rogers, Len Ully and Romola Ully are related to Frank Killoran.

Options/Warrants/Rights to Acquire Stock

As of July 31, 2000, there are 2,102,000 unallocated options to purchase shares of cDemo at $5.00 per share. The vesting dates for such options are July 1, 2001, June 1, 2002 and December 1, 2002. the options expire on July 31, 2003.

The following table sets out the outstanding warrants entitling holders to purchase common shares as of July, 2000:

----------------------------------------------------------------------------------------------------------------------
                     Name                            # of Shares                    Price                Expiry Date
                                                                                     US $
----------------------------------------------------------------------------------------------------------------------
VC Advantage Limited Partnership                       60,000*                      $5.00                July 31, 2003
----------------------------------------------------------------------------------------------------------------------
Thomson Kernaghan & Co. Limited                        60,000*                      $5.00                July 31, 2003
----------------------------------------------------------------------------------------------------------------------
Chell.com                                              60,000*                      $5.00                July 31, 2003
----------------------------------------------------------------------------------------------------------------------
Hammock Group Ltd.                                     480,000                      $2.083               July 31, 2003
----------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                              660,000
----------------------------------------------------------------------------------------------------------------------

*If VC Advantage Fund provides an additional $3,000,000 in financing to CDemo Inc., each of VC Advantage Fund Limited Partnership, Thomson Kernaghan & Co. Limited and Chell.com, will each earn an additional 60,000 warrants for a total of 180,000.

VC Advantage Limited Partnership has a right to convert its indebtedness into common shares (See "Material Contracts of cDemo"). On a fully diluted basis, there would be 4,550,000 common shares.

Material Contracts of cDemo

      cDemo has entered into the following material contracts:

1. A services agreement with Chell.com dated March 1, 2000, for the provision of strategic advice with respect to financing, public relations, corporate structure, technology, human resources and other services typically required by start-up ventures. The fee is $720,000 and has been fully paid.

2. VC Advantage Limited Partnership Loan Agreement. Pursuant to the terms of a loan agreement which cDemo intends to close within days, VC Advantage Limited Partnership agreed to loan (the "Loan") to cDemo in the principal amount of up to Six Million Dollars in the currency of the United States of America ($6,000,000). It is expected that the Loan will take place through more than one advance with the first advance commencing on the Closing Date. cDemo's obligation to repay the Loan shall be evidenced by Note(s) in substantially the form attached as Schedule "B" attached to this Agreement with blanks appropriately filled in and payable to the order of the Lender. Each Note shall be dated the date of the advance and shall be payable on July 31, 2003. It is understood and agreed that, notwithstanding the execution of this Agreement or other related documentation, nothing shall compel the Lender to advance any funds and/or if certain funds are advanced to continue to advance funds to the maximum of $6,000,000.

      cDemo shall pay interest to VC Advantage Limited Partnership on the outstanding and unpaid principal amount of the Loan at the rate of eight percent (8%) per year, calculated on the basis of a year of 30/360 basis for the actual number of days elapsed. Interest shall be payable upon any prepayment of principal and at maturity, at the Lender's Principal Office. Any payments received shall be applied first to interest and then to principal. Interest shall be payable semi-annually. Interest is payable in cash or common shares at the option of cDemo. If cDemo elects to pay interest in common shares the number of common shares issuable shall be calculated by the issuance of 1 common share for each $5.00 of indebtedness.

      As additional consideration for the Loan, cDemo shall:

      (a) Issue warrants to VC Advantage Limited Partnership (the "Lender's Warrants") to purchase up to 120,000 shares (pro-rata to the advances on the Loan) of common stock of cDemo. The Lender's Warrants shall be valid for a period of 3 years from the Effective Date. The exercise price of the Lender's Warrants (the "Lender's Warrant Exercise Price") will be $5.00 per share;

      (b) Issue warrants to Thomson Kernaghan & Co. Limited, as agent, (the "Agents' Warrants") to purchase 120,000 shares (pro rata to the advances on the Loan) of common stock of cDemo. The Agents' Warrants shall be valid for a period of 3 years from the Effective Date. The exercise price of the Agents' Warrants (the "Agent Warrant Exercise Price") will be $5.00 per share.; and

      cDemo shall pay a fee equal to eight (8%) percent of the gross amounts advanced under each of the Notes payable to the Lender on the date of each such advance. The fee shall be deducted from the advance.

      The Lender shall have the right to convert the indebtedness due (including any accrued interest) into common shares of cDemo at the lower of: (a) 1 common share for each $5.00 of indebtedness; and

(b) if cDemo is publicly traded, 80% of the average closing bid price for 15 consecutive days prior to conversion subject to a floor of $2.50.

      Registration Rights. Promptly, but no later than 270 days after the Closing Date, cDemo is obliged file a Registration Statement in the United States to register 200% of the shares underlying the conversion rights as provided in this agreement; 100% of the shares underlying the Purchasers Warrants and 100% of the Agents Warrants and use its best efforts to ensure that such registration statement shall become effective within 120 days. cDemo shall use commercially reasonable efforts to maintain the effectiveness for the Effectiveness Period as defined in the Registration Rights Agreement. In the event that the Registration Statement is not filed within 270 days or declared effective within 120 days thereafter, cDemo shall pay to the Lender an amount per day equal to 1% per month of the original principal amount of the outstanding debt for each day after the 270th day that the Registration Statement is not filed, and for each day after the 120 days that the Registration Statement is not effective. The Lender shall be entitled to convert such indebtedness due into common stock of cDemo at the Conversion Rate.

      Within 30 days of the Registration Statement becoming effective, cDemo shall use all commercially reasonable efforts to become a "reporting issuer" under the US Securities Exchange Act. For so long as the Lender is the beneficial owner of one percent (1%) or more of any class of cDemo's equity securities, or is the beneficial owner of any right that is convertible into or exchangeable for one percent (1%) or more of any class of cDemo's equity securities, cDemo shall use all commercially reasonable efforts to timely file reports and other information required by it to be filed with the Securities and Exchange Commission under the US Securities Exchange Act in order to remain a reporting issuer. cDemo shall use best efforts to cause a market maker to quote its common shares on a NASDAQ or NASD market (including OTC-BB) if the Company meets applicable listing requirements. cDemo shall maintain such quotation for the Effectiveness Period (as defined in the Registration Rights Agreement).

      If cDemo meets the requisite listing requirement, but does not establish and maintain the quotation, cDemo shall pay to the Lender penalties of 1% per month of the outstanding amount until the quotation is established or re-established. The Lender shall be entitled to convert the indebtedness due under this provision into Common Stock of cDemo at the Conversion Rate.

      The Lender shall be entitled to additional common shares if cDemo issues additional stock or deemed stock (option, warrants and/or convertible securities) for less than $5.00/share. Formula: $5.00 times fraction (numerator is the number of issued and outstanding shares plus number of shares at the strike price which could be bought with the consideration received by the cDemo)(denominator is the number of issued and outstanding shares plus all of the stock if all option, warrants were exercised and all convertible securities converted). This is to be adjusted if there are price increases/cancellations due to expired options, warrants or conversion privileges.

      cDemo further covenanted and agreed with the Lender that:

      (a) Within two hundred seventy (270) days from the Effective Date, cDemo USA shall have filed a registration statement with the SEC under the Securities Act to register:

            (i)   common stock to be issued by cDemo;

            (ii) 200% of the common stock underlying any shares of cDemo which may be issued to the Lender upon any debt conversion by the Lender pursuant to this Agreement;

            (iii) 100% of the common stock underlying any shares which may be issued upon exercise of the cDemo Lenders' Warrants;

            (iv) 100% of the common stock underlying any shares which may be issued upon exercise of the cDemo Agent's Warrants.

3. Registration Rights Agreement. cDemo intends to enter into a registration rights agreement pursuant to the anticipated closing of its financing with VC Advantage Fund Limited Partnership. The terms will be as follows:

      (a) Subject to Section 2.01(c), cDemo would, prior to May 31, 2001 (the "Registration Date") file with the Commission a Registration Statement (a "Registration Statement") relating to the offer and sale of the Registrable Securities (as defined) by the Holders and, thereafter, shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable after the filing thereof; provided, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Registration Statement unless such Holder is an Electing Holder.

      (b) Subject to Section 2.01(c), cDemo shall use its reasonable best efforts:

            (i) To keep the Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Electing Holders for the Effectiveness Period; (as defined) and

            (ii) During the Effective Period of the Registration Statement, promptly upon the request of any Holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for offers and resales of Registrable Securities, including, without limitation, any action reasonably necessary to identify such Holder as a selling securityholder in the Registration Statement.

      (c) Notwithstanding anything to the contrary contained in this Agreement, cDemo shall be entitled, from time to time by providing written notice to the Holders, to require the Holders to suspend the use of the Prospectus for sales of Registrable Securities under the Registration Statement for a reasonable period of time not to exceed 60 days in succession or 60 days in the aggregate in any twelve month period (a "Suspension Period") if cDemo shall determine that it is required to disclose in the Registration Statement a financing, acquisition, corporate reorganization or other similar corporate transaction or other material event or circumstance affecting cDemo or its securities, and that such disclosure of such information at such time would be seriously detrimental to cDemo and its stockholders. Immediately upon receipt of such notice, the Electing Holders shall suspend the use of the Prospectus until requisite changes to the Prospectus have been made as required below. Any Suspension Period shall terminate at such time as the public disclosure of such information. After the expiration of any Suspension Period and without any further request from a Holder, cDemo shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (d) After the Effective Period of the Registration Statement becomes effective, cDemo shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, as promptly as practicable, send a Notice and Questionnaire to such Holder. Following its receipt of such Notice and Questionnaire, cDemo will as promptly as practicable include the Registrable Securities covered thereby in the Registration Statement (if not previously included).

      (e) If (i) on or prior to the Registration Date, cDemo has not filed with the Commission a Registration Statement with respect to the Registrable Securities or (ii) on or prior to the 120th day following the Registration Date the Registration Statement, if previously filed, has not been declared effective by the Commission (each, a "Registration Default"), cDemo shall be required to pay liquidated damages ("Liquidated Damages"), from and including the day following such Registration Default until the Registration Statement is either declared effective or so filed and subsequently declared effective, as applicable; provided, however, that cDemo shall not be required to pay Liquidated Damages after the completion of the Effectiveness Period with respect to such Registrable Securities. Such Liquidated Damages shall be paid monthly in arrears on the first day of each month and on the first business day after the Registration Statement has been declared effective, with the first such payment due on the first such day immediately after the occurrence of such Registration Default. cDemo shall pay to the holder a penalty in common shares of cDemo calculated as follows: multiply one percent (1%) per month (or pro-rated percentage thereof) times the number of Registrable Securities then held by such Holder. In the event the Registration Statement ceases to be effective (or the Holder is otherwise prevented or restricted by cDemo from effecting sales pursuant thereto, for more than 60 days, whether or not consecutive, during any twelve-month period (an "Effective Failure"), then cDemo shall pay Liquidated Damages until such Effective Failure is cured in the amount of and in the manner as described above. For the purposes of determining an Effective Failure, days on which cDemo has been obligated to pay liquidated damages in accordance with the foregoing in respect of a prior Effective Failure within the applicable twelve-month period shall not be included. The parties hereto agree that the Liquidated Damages provided for in this Section 2.01(e) constitute a reasonable estimate of the damages that will be suffered by the Holder by reason of the failure to file a Registration Statement, the failure of a Registration Statement to be declared effective or the failure of a Registration Statement to remain effective, as the case may be, in accordance with this Agreement. The Liquidated Damages set forth in this
      Section 2.01(e) shall be the exclusive monetary remedy available to the Holder for such Registration Default or Effective Failure.

            "Effectiveness Period" means the period of time commencing on the August 3, 2000 and ending on the first to occur of the following events:
      (A) a registration statement with respect to the issuance or sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been issued and disposed of in accordance with such registration statement; (B) such Registrable Securities have been sold or are available for sale in a transaction which complies with the provisions of Rule 144(k) promulgated under the Securities Act; (C) such Registrable Securities shall have been otherwise transferred, new certificates for such Registrable Securities not bearing a legend restricting further transfer shall have been delivered by cDemo and subsequent disposition of such Registrable Securities shall not be subject to registration or qualification under the Securities Act; (D) such Registrable Securities shall have ceased to be outstanding; (E) as it relates to common stock issuable upon conversion of the Term Loan Agreement, 2 years from the date of registration; or (F) as it relates to common stock issuable upon exercise of warrants, until 30 days after 90 % of the warrants have been exercised or expired.

4. Warrant. There are 3 separate warrant agreements between cDemo, VC Advantage Limited Partnership, Thomson Kernaghan & Co. Limited and Chell.com. The warrant agreements are identical in that the exercise price in each case is $5.00/share (the "Exercise Price") and the expiry date is August 3, 2003. The warrants contain anti-dilution provisions. The Exercise Price may be adjusted if there are issuances of Additional Shares of Common Stock (as defined in the Warrant Agreement) if the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by cDemo is less than the Exercise Price for such Warrant Shares Stock (as defined in the Warrant Agreement) in effect on the date of, and immediately prior to such issue, for each Warrant Share. In the event that cDemo issues Options or Convertible Securities Stock (as defined in the Warrant Agreement) then the maximum number of issuable shares be deemed to have been issued, provided upon the expiration or price increase of such Options or Convertible Securities over time would reduce the adjustment. The Exercise Price shall be reduced, concurrently with such issuance with respect to the Warrant Shares, to a price determined by multiplying the Exercise by a fraction
(x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Shares so issued would purchase at such Exercise Price and (y) the denominator of which shall be (1) the number of shares of Common Shares outstanding immediately prior to such issuance plus (2) the number of such additional shares of Common Shares so issued.

5. General Security Agreement. cDemo agreed to grant VC Advantage Limited Partnership a general security agreement securing the assets and undertakings of cDemo.

6. Escrow Agreements. Each of the shareholders of cDemo have agreed to deposit their shares with an Escrow Agent who will release the shares as to a third on each anniversary commencing July 31, 2001.

Conflicts/ Interest of Management in Material Contracts/Indebtedness of
Management

      Cameron Chell, who is Chairman of the Board of cDemo, is also a director and shareholder of VC Advantage Limited, the general partner of VC Advantage Limited Partnership which will earn fees on loans and equity financings made to Engyro.

      Mr. Chell is also the sole shareholder of Chell.com which has earned fees with respect to the Service Agreement.

      Frank Killoran is President of Chell.com and a shareholder and director of cDemo.

      Gordon Herman is President and a shareholder of cDemo Inc. and is also a managing director of Chell.com

Description from Valuation Discounts

Stanford Keene valued cDemo's equity at $5.00 per share based on the agreed to financing with VC Advantage Fund Limited Partnership. The financial assumptions are set out in their Valuation Report.

Lawsuits

      Management of cDemo is not aware of any existing litigation or the threat of any potential litigation.

Auditors

      As cDemo is a start-up company which has not yet completed its first year of operations, it has not yet appointed auditors.

Financial Statements

According to cDemo's May 2000 unaudited financial statements , attached hereto as Exhibit "G", as of May 31, 2000, cDemo's total assets were valued at $1,205,941 and total liabilities were $1,554,080. No revenues were generated for the period ended May 31, 2000. Operating expenses were $384,140, resulting in a net loss of $384,140.

Management Discussion of Operating Results

      As cDemo is a start-up venture, is still in the process of product development and has not yet started operations, management could not comment on operating results.

Board of Directors

Cameron Chell, Chairman

      Please see page 5 for a discussion of Mr. Chell's background.

Gord Herman, President:

Mr. Herman is a managing director of Chell.com. Mr. Herman has over 15 years of business experience, primarily at the executive management level. Mr. Herman is currently the Chairman /President -The Madison Companies Ltd., a CDNX listed company focused on acquiring small to medium sized facilities management companies. From 1992 -1998, Mr. Herman was the President/ owner - Harding Hall & Graburne Insurance Inc., a property and casualty insurance broker with sales of CDN$20 million per annum. Concurrently, from 1996 - 1998, Mr. Herman was the Vice President, Western Canada - Acquisitions, at Equisure Financial Network, a publicly traded (TSE) insurance broker network (sales CDN$450mm+). From 1988 - 1992, Mr. Herman was the President- General Electric Capital Canada Leasing Inc., Canadian Operations (Canadian Subsidiary of General Electric).

Allan Chell, VP of Strategic Development and Director

In 1990, Mr. Chell managed and/or co-managed the wholesale department, used car department, and finally the business office for Davis Pontiac of Lethbridge, AB. In 1992, Mr. Chell started NAFTA Trading Corp., an automobile import/export company servicing Western Canada and the Northwestern United States. Mr. Chell is a founding member of the North American Automobile Trade Association, which manages governmental, customs, environmental and safety issues and regulations on behalf of its members. As President of NAFTA Trading Corp., Allan has positioned the company to exponentially grow the business through strategic alliances and target acquisitions over the next 12 to 24 months.

Bernie Knaus, VP of Strategic Development and Director

Mr. Knaus graduated from California State University, Chico, in 1990 with a Bachelor of Science degree in Business marketing. He then started North American Vehicle Export (NAVEX) in 1990 exporting cars from the United States to Germany & Japan. In addition, Mr. Knaus co-developed NAVEX's internal and proprietary custom database system to manage all processes specific to international vehicle exportation and tax reclamation.

Stuart Dalgleish, MBA, General Manager and Corporate Secretary

From 1988 to 1989 and from 1990 to 2000, Mr. Dalgleish worked with the City of Calgary focusing on business renewal by standardizing processes, developing alignments among related business areas, and implementing technology solutions. Mr. Dalgleish is currently leading a project for the City of Calgary to introduce document management technology to their operations, effectively creating a paperless Internetbased environment for over 300,000 Calgary property and business accounts.

From 1989 to 1990, Mr. Dalgleish worked with the Alberta Workers' Compensation Board (an insurance-based Crown corporation), involved in the design and development of new forecasting and strategic planning processes. Mr. Dalgleish is a member of the Board of Directors of the Calgary chapter of the Juvenile Diabetes Foundation.

Michael Burnyeat, C.A, Interim CFO and Director (Part time)

Prior to joining cDemo, Mr. Burnyeat was the Assistant Controller at MetroNet Communications Corp., which was recently acquired by AT&T Canada Inc. (NASDAQ:
ATTC). While at MetroNet, Mr. Burnyeat was responsible for the day-to-day operations of the Calgary finance department, and preparation of consolidated financial statements for shareholders and the various regulatory and security commissions in Canada and the United States.

From 1996 to 1997, Mr. Burnyeat was the Assistant Manager Corporate Accounting for Canadian Pacific Ltd., (TSE: CP and NYSE: CP), responsible for overseeing the day-to-day accounting and monthly financial reporting for the corporate entity and numerous corporate subsidiary companies, as well as acting as a liaison with the treasury and legal departments. From 1990 to 1996, Mr. Burnyeat was a Manager, Business Assurance at Coopers & Lybrand - Calgary, Canada and Edinburgh, Scotland, where he was responsible for the management of staff on a variety of projects and provided financial advisory service.

Mr. Burnyeat was the 1999 recipient of the CFO Recognition Award, 1998 recipient of the Corporate Award of Merit and nominee for the President's Club, and the recipient of the Canadian Petroleum Tax Society Scholarship.

Management Team

Richard Curtis, Manager of Strategic Partnering

Mr. Curtis has over 24 years of automotive industry experience, including extensive management experience in both the retail dealership and the wholesale auto auction environments. Mr. Curtis has served as site manager in several major metro areas for two of the largest auction corporations. These sites have involved up to 60 acres of land and facilities with hundreds of employees in both the auction and reconditioning areas, handling in excess of 80,000 vehicles per year. Mr. Curtis' clients have included the major automobile manufactures, rental car companies, leading financial institutions and national leasing organizations.

Dave Daniels, Manager of Research and Training

Mr. Daniels has 20 years as a Certified General Motors Master Technician. For nine consecutive years, Mr. Daniels has received the Master Award from General Motors, and for five of those years, achieved the Grand Master level, the top technician in Alberta, Canada. In 1995 he was National Champion (Best in Technicians Guild Program). For the past 2 years, Mr. Daniels has taught at Lethbridge Community College.

Wade Michael Schulz, BA., Director, Data Services

Mr. Schulz is currently working towards an MBA focusing on MIS from Athabasca University, AB. He holds a Bachelor's degree and a certificate in MIS from the University of Lethbridge, AB and is certified in the Multi-value Database environment through JES and associates. Prior to joining cDemo, he was employed at NAFTA Trading as a Systems Analyst gaining experience in Web-based data solutions, hardware connectivity, software development and communication strategies.

Specific Risk Factors

1. Business Partner Commitment

      To bring the cDemo business model to an operating state, cDemo requires the commitment of media/advertising partners (newspapers, photo-buy publications and internet advertisers) and quick lube oil change partners. This establishes the environment where sellers can obtain "electronic demonstrations", and buyers can view enhanced used car classified advertisements.

      To further bring the cDemo business model to a revenue state, cDemo requires the additional commitment of automobile dealers, warranty, insurance and finance providers, manufacturers and other companies who seek advertising opportunities or an on-site inspection service.

      Without these business partner commitments, the cDemo business model cannot operate and generate revenues.

      cDemo believes it has a strong set of value propositions to offer all potential business partners - that being either increased customers or increased revenues, or both. These value propositions will offer compelling and convincing rationale to all potential business partners.

2. Development of Similar Business Ventures

      Once cDemo unveils its business model, other businesses may elect to follow suit with similar models. Should this occur, cDemo could face a decreased market share and revenues that fall below projections.

      A more general result could be a used automobile industry that remains fragmented and without a common and consistent source of used automobile information. This could cause consumers to be wary of any future service that publicizes an offering of unbiased and objective used automobile information.

      cDemo believes its aggressive and fast-track roll-out strategy will establish a strong degree of control over the "distribution network", being the oil change centers that perform "electronic demonstrations". This control over distribution will prevent initial thrusts by other business. In the long term, once the cDemo "brand" becomes the household name associated with trusted used automobile information, and consumers' ability to conduct online used automobile transactions, other businesses will face an extremely high barrier to entry level.

3. Ability To Implement

      The success of the cDemo business model depends largely on the company's ability to implement a sound system of operations. Without this, cDemo will face dissatisfied consumers and business partners. The result would be a lack of acceptance of the business model, which would obviously negate the potential for revenue generation.

4. Competition

      cDemo faces strong competition from established and more well known companies such as AutoTrader.com, eBay, and iMotors.com. Many of these competitors have substantially greater financial and technical resources and marketing capabilities than cDemo. Competitors with superior resources may be able to utilize such resources to market their services and gain a competitive edge over cDemo. In addition, there can be no assurance that cDemo's potential competitors will not succeed in developing and marketing networks that are more effective than any which have been or will be developed by cDemo, or which would render the cDemo's services non-competitive.

5. Projections

      The projections upon which the valuations are based, as set forth in the Valuation Report, were prepared by Management of cDemo, and based upon assumptions concerning circumstances and events which have not occurred. The anticipated results, which are set forth, are subject to changes and variations as future operations and events occur. Moreover, although Management of each of cDemo, reasonably expects, to the best of their knowledge and belief, that the results to be achieved by each company will be as set forth in the projections, the projections are not guarantees, and there can be no assurance that any of the potential benefits which are described therein will occur. Furthermore, there will usually be differences between the projected and actual results because events and circumstances frequently do not occur as expected and the differences may be material. If each of cDemo is not able to achieve profitability, they may not be able to continue in the long term and any value attached to shares of each of cDemo will be lost.

6. Additional financing

      cDemo will need additional financing to meet its capital requirements. If cDemo requires additional funds, it shall be dependent upon sources such as:

o     future earnings,

o the availability of funds from private sources, including, but not limited to, our shareholders, loans and additional private placements; and

o the availability of funds from public sources including, but not limited, an initial public offering of our securities.

      Market conditions for private and public offerings are subject to uncertainty and there can be no assurance when or whether a private and/or public offering shall be successfully completed or that other funds shall be made available to us. In view of cDemo's lack of operating history, their ability to obtain additional funds is limited. Such financing may only be available, if at all, upon terms which may not be advantageous to us. If adequate funds are not available from operations or additional sources of financing, our business shall be materially adversely affected and the company may not be able to continue operations or develop its business plan.

7. Key Personnel

      cDemo is substantially dependent upon the continued services of current management and directors including, but not limited to Cameron Chell, Gord Herman, Allan Chell, and Richard Curtis, who devote a significant amount of time to enterprises in addition to those of cDemo. cDemo intends to enter into employment agreements with each of our key employees in the future. The terms of these employment agreements are subject to negotiation. There can be no assurance that the employment agreements will be entered into upon acceptable terms. The loss of the services of current management would have a material adverse affect upon our business and/or our prospects. cDemo does not maintain "key man" life insurance on the life of any of their employees. In order for the Company to achieve its goals and objectives, the following personnel will be required: Chief Operating Officer, Vice President of Sales and Marketing, Accounting Manager, Technical Support Manager, and Regional Account Managers.

      To the extent that the services of key personnel become unavailable, cDemo shall be required to retain other qualified persons and there can be no assurance that they shall be able to employ qualified persons upon acceptable terms.

8. Minority Shareholder

      The Company is acquiring 22.9% of cDemo's outstanding shares (to be further reduced by an imminent financing) TO 16.39% which is only a minority interest in cDemo. The Company will not have control or the right to control the management and business activities of cDemo.

9. Resale Restrictions

      The shares of cDemo are private corporation shares. There is no market for such shares.

                                     EXHIBIT
                                       "D"

                             R HOME FUNDING CO. LTD
                        (A Development Stage Enterprise)
                              Financial Statements
                                  May 31, 2000
                                   (unaudited)

R HOME FUNDING CO. LTD
(A Development Stage Enterprise)
Balance Sheet
As at May 31, 2000
    (unaudited)

                                                                    May 31, 2000
 Assets:

         Current Asset:
               Accounts Receivable             1,450
               Prepaids (Note 1)             450,000
                                            --------
                                                           451,450
         Total Assets:                                                  $451,450

Liabilities & Equity:

         Current Liability:
               Accounts Payable              319,199
               Due to Chell.com            1,095,391
                                           ---------
               Total Liabilities:                        1,414,590

         Capital Deficiency
               Common Shares (Note 2)          1,450
               Accumulated deficit          (964,590)
                                           ---------
               Total Equity:                              (963,140)

Total Liabilities & Equity                                              $451,450


               See accompanying notes to financial statements

R HOME FUNDING CO. LTD
(A Development Stage Enterprise)
Statement of Operations
For the period from date of incorporation, November 4, 1999 to May 31, 2000
    (unaudited)

                                                                   May 31, 2000

Expenses:
               Professional Fees                   $    412,475
               Software Development (Note 4)            266,168
               Salaries                                 199,142
               Travel                                    78,905
               Marketing                                  5,537
               Office Supplies                            1,791
               Telephone                                    572
                                                   ------------

         Net Loss and accumulated deficit at end of period:             $964,590

         Loss per share:                                                    0.65


               See accompanying notes to financial statements

R HOME FUNDING CO. LTD
(A Development Stage Enterprise)
Statement of Cashflows
For the period from date of incorporation, November 4, 1999, to May 31, 2000
    (unaudited)

Cash flows used in operating activities
         Net loss for the period                                      ($964,590)
         Changes in non-cash working capital (note 3)                  $963,140
                                                                       --------
                                                                        ($1,450)

Cash flows used in investing activities                                       $0

Cash flows used in financing activities
         Issuance of common shares                                        $1,450

         Increase in cash holding                                             $0
         Beginning cash balance                                               $0
         Ending cash balance                                                  $0

                 See accompanying notes to financial statements

R HOME FUNDING CO. LTD.
(A Development Stage Enterprise)
Notes to the Financial Statements
For the period from date of incorporation, November 4, 1999 to May 31, 2000
    (unaudited)


1.    BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

      Nature of Business

      R Home Funding Co. Ltd (the "Company") was incorporated on November 4, 1999 under the laws of the state of Nevada. From inception of the Company it has conducted minimal business operations except for organizational and capital raising activities. The Company currently has not commenced its principal operations and in accordance with Statement of Financial Accounting Standards (SFAS No. 7 "Accounting and Reporting by Development Stage Enterprises") is considered a development stage company for financial reporting purposes.

      Use of Estimates

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

      Prepaid expenses

      Prepaid expenses are carried at cost and consist principally of payment to Chell.com concerning a general services agreement which will benefit more than one period. The amounts are charged to expense over the term of the agreement.

      Financial Instruments

      The Company's accounts receivable, accounts payable, and accrued liabilities constitute financial instruments. Based on available market information, the carrying value of the Company's financial instruments approximates their fair value at May 31, 2000.

      The Company is exposed to the risks from fluctuations in foreign exchange rates, and the volatility of those rates. The Company does not use derivative instruments to reduce its exposure to foreign exchange risk.

      Comprehensive Income

      In June 1997 the Financial Accounting Standards Board issued SFAS No. 130 "Reporting Comprehensive Income", which requires companies to report the changes in their net assets during the period from nonowner sources by major components and as a single total. The Company had no material reportable comprehensive income items to report, other than net losses, for the period from November 4, 1999 (date of inception) to May 31, 2000. Adoption of this statement did not impact the Company's financial position, results of operations or cashflows.

      Recent Accounting Pronouncements

      In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which defines derivates, requires that all derivatives be carried at fair market value, and provides for hedge accounting when certain conditions are met. The Company is required to adopt this statement effective January 1, 2001. Management does not expect the implementation to have a significant impact on the financial statements of the Company.

2.    Share Capital

 Authorized: 5,000,000 shares, par value of $0.001
 Issued and outstanding:  1,475,000 shares

3.    Net Change in non-cash working capital

                                                                    May 31, 2000
                                                                    ------------
Accounts Receivables                                                $    (1,450)
Prepaid expenses                                                       (450,000)
Accounts payable and accrued liabilities                              1,414,590
                                                                    ------------
                                                                    $   963,140

4.    Software Costs

As at April 14, 2000, the Company entered into a contract for a total amount of $626,168 with Informix Enterprise Consulting Services for the development of a flexible, scaleable, financial transaction reconciliation and reporting system.

5.    Related Party Transactions

As at May 31, 2000 there was an amount owing to Chell.com of $1,095,391. This balance was comprised of the consulting services agreement as well as several operational advances forwarded to the Company by Chell.com.

6.    Subsequent Events

Subsequent to May 31, 2000 the Company entered into a subscription agreement with the VC Advantage Limited Partnership (VCALP) whereby 2 advances under the same terms are to be made available. Total financing provided by VCALP is to be $7.5 million US.

                                     EXHIBIT
                                       "E"
                            eSupplies (Alberta) Ltd.
                                  BALANCE SHEET
                               As At May 31, 2000

April 30, 2000                                     May 31, 2000

                Assets

       443,579  Bank                                     35,161
       250,000  Short-term deposits                          --
            --  Restricted cash (note 2)                300,000
       660,210  Trade receivables                       511,348
       137,999  Other receivables                       182,087
        36,637  Inventory                                36,637
       904,634  Prepaid expenses and other assets       852,186
---------------                                   --------------

     2,433,060  Total current assets                  1,917,419

     1,802,200  Capital assets (note 3)               2,186,294

     3,500,000  Intangibles (note 4)                  3,441,667

       428,158  Goodwill (note 4)                       421,022
---------------                                   --------------

     8,163,418  Total assets                          7,966,401
===============                                   ==============


                Liabilities

       215,698  Trade payables                          613,721
       142,070  Other payables                          131,719
         9,476  Payroll accruals                         15,564
         7,703  Taxes payable                             9,780
---------------                                   --------------

       374,947  Current liabilities                     770,783

     9,044,110  Long-term debt (notes 4 and 5)               --
---------------                                   --------------

     9,419,057  Total liabilities                       770,783

         1,000  Common shares (note 6)                9,045,110
       (21,896) Retained earnings                       (21,896)
    (1,234,743) YTD net income                       (1,827,597)
---------------                                   --------------

    (1,255,639) Total equity                          7,195,618
---------------                                   --------------

     8,163,418  Total liabilities and equity          7,966,401
===============                                   ==============

                Commitments (note 8)
                            eSupplies (Alberta) Ltd.
                                Income Statement
                       For the Period Ending May 31, 2000

           April 2000                                               May 2000                             YTD

        192,868          100.00%   Sales                                140,342          100.00%          707,209          100.00%
        105,707           54.81%   Cost of sales                         94,268           67.17%          490,192           69.31%
---------------------------------                                    --------------------------------------------------------------

         87,160           45.19%   Gross margin                          46,074           32.83%          217,016           30.69%
---------------------------------                                    --------------------------------------------------------------

         11,017            5.71%   Outside freight                       14,688           10.47%           38,005            5.37%
          2,000            1.04%   Wrap and label                          (560)          (0.40%)           4,163            0.59%

         74,143           38.44%   Gross profit                          31,946           22.76%          174,849           24.72%
---------------------------------                                    --------------------------------------------------------------


        178,259           92.43%   Salaries and benefits                201,252          143.40%          753,760          106.58%
          7,111            3.69%   Commisions                             7,547            5.38%           46,665            6.60%
         32,195           16.69%   Recruiting and relocation             57,139           40.71%          243,233           34.39%
         16,199            8.40%   Travel                                16,466           11.73%           51,796            7.32%
         21,511           11.15%   Communications                        23,953           17.07%           70,628            9.99%
          5,074            2.63%   Supplies                               1,740            1.24%           12,375            1.75%
         20,400           10.58%   Services                              95,374           67.96%          139,685           19.75%
          7,547            3.91%   Selling                               31,563           22.49%           62,532            8.84%
          1,176            0.61%   Miscellaneous                          4,085            2.91%           31,454            4.45%
         12,262            6.36%   Building occupancy                    27,183           19.37%           65,555            9.27%
         20,210           10.48%   Corporate charges                     21,115           15.05%           80,304           11.36%
         26,613           13.80%   Depreciation and amoritization        91,597           65.27%          167,636           23.70%
           (211)          (0.11%)  Other                                  1,713            1.22%            1,713            0.24%

        348,347          180.61%   Total expenses                       580,728          413.80%        1,727,336          244.25%
---------------------------------                                    --------------------------------------------------------------

       (274,204)        (142.17%)  Operating loss                      (548,782)        (391.03%)      (1,552,487)        (219.52%)
---------------------------------                                    --------------------------------------------------------------

          1,247            0.65%   Interest income                        1,701            1.21%           11,466            1.62%

       (240,803)        (124.85%)  Financing costs                      (45,772)         (32.62%)        (286,576)         (40.52%)
---------------------------------                                    --------------------------------------------------------------

       (513,759)        (266.38%)  Loss before taxes                   (592,853)        (422.44%)      (1,827,597)        (258.42%)

             --              --                                              --              --               --               --
---------------------------------                                    --------------------------------------------------------------

       (513,759)        (266.38%)  Net loss                            (592,853)        (422.44%)      (1,827,597)        (258.42%)
---------------------------------                                    --------------------------------------------------------------

--------------------------------------------------------------------------------
eSupplies (Alberta) Ltd.

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The financial statements of the company have been prepared in accordance with accounting principles generally accepted in Canada. A summary of the effect of these differences between accounting principles generally accepted in Canada and those generally accepted in the United States is provided in Note 10. All amounts in these financial statements are in Canadian dollars.

Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates and approximations, which have been made using careful judgment. The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below.

Inventory

Inventory is recorded at the lower of actual cost and net realizable value.

Capital Assets

Capital assets are recorded at cost. Amortization is provided on the straight-line basis at the following annual rates:

            Computer Hardware                               20%
            Computer Software                               20%
            Furniture and Fixtures                          10%
            Vehicles                                        20%
            Leasehold Improvements                          20%
            Office Equipment                                10%

Goodwill and Other Intangibles

Goodwill represents the excess of the purchase price of acquired companies over the estimated fair value of the tangible and intangible net assets acquired. Goodwill and other intangibles are being amortized straight-line basis over a 20-year period.

Financial Instruments

The company has financial instruments consisting of cash, accounts receivable, term deposit and accounts payable. The carrying value of these financial instruments approximates their fair value.

2. RESTRICTED CASH

The company has entered into an agreement with a third party to develop an ecommerce site. As part of this agreement, $300,000 has been put into trust as security to cover third party billings.

3.  CAPITAL ASSETS

                                                        May 31, 2000
                                          --------------------------------------
                                                       Accumulated      Net Book
                                            Cost       Amortization      Value
                                             $              $              $
--------------------------------------------------------------------------------
Computers                                  806,768         52,846        753,922
Furniture and Equipment                    456,952         14,080        442,872
Vehicles                                   129,920          8,661        121,259
Leasehold Improvements                     398,933         26,579        372,354
Ecommerce-in progress                      495,887             --        495,887
                                         ---------------------------------------
                                         2,288,460        102,166      2,186,29
================================================================================

4. ACQUISITION OF WILLSON STATIONERS LTD.

Effective February 7, 2000, the Company purchased for $5,081,894 the assets of Willson Stationers Ltd. ("Willsons"), an office stationary business in Western Canada. This acquisition has been accounted for using the purchase method with results from operations being included since the effective date. Net assets acquired are as follows:

      Accounts receivable                               $  880,063
      Inventory                                         $  173,673
      Capital assets                                    $  100,000
      Intangibles                                       $3,500,000
      Goodwill                                          $  428,158
                                                        ----------
                                                        $5,081,894
                                                        ----------

The consideration given is as follows:

     Assumption of long term debt                       $5,451,860
     Less cash on hand                                  $  369,966
                                                        ----------
                                                        $5,081,894
                                                        ----------

5. LONG TERM DEBT

As part of the acquisition of Willsons, the Company assumed the debt owing from Willson to secured creditors. In addition, the Company borrowed $3,592,250 from VC Advantage Limited Partnership ("VCALP"). As security for the amounts outstanding, these creditors held a general security interest over all the assets of the Company.

Effective May 2000, the Company and the secured creditors agreed to convert the debt amount of $9,044,110 at a conversion rate of one common share for each $6 USD of debt. As a result 1,050,000 Class A common shares were issued to satisfy the debt. In addition, the Company agreed to grant warrants convertible to 316,500 Class A common shares. These warrants are exercisable at $7 USD per share for a period of three years from the debt conversion date. The Company has a right to cause mandatory conversion of these warrants after the first anniversary of the effective date if the average share price of each common share exceeds $9 USD on any Canadian or US exchange or OTC-BB for thirty consecutive trading days.

Effective May 24, 2000, the Company entered into a $6 million USD, non-revolving term loan agreement with VCALP. Under the terms of this agreement, VCALP is not obliged to advance any funds and/or if certain funds are advanced to continue to advance funds to the maximum of $6 million USD. Upon any advances, VCALP would have a general security interest over the assets of the Company. All advances carry an 8% fee on the date of each draw and a 10% per annum interest on gross amounts advanced and must be repaid by June 18, 2001 (the "Maturity Date") unless such a date is mutually extended.

As additional consideration, the Company agreed to grant warrants convertible to a maximum of 255,000 Class A common shares based on a conversion rate of 14.1667 shares for each $1,000 USD advanced. These warrants are exercisable at $7 USD per share up to May 24, 2003. The Company has a right to cause mandatory conversion of these warrants after May 24, 2001 if the average share price of each common share exceeds $9 USD on any Canadian or US exchange or OTC-BB for thirty consecutive trading days.

Advances are convertible prior to the Maturity Date as so extended, at VCALP's option, to Class A common shares at the lower of 1) $7 USD for conversions up to and including May 24, 2002, $8 USD for conversions between and including May 25, 2002 and May 24, 2004 and $9 USD after May 24, 2004; or 2) maximum of a) 80% of the weighted average of the closing bid price on a stock exchange or quotation system during a period of 10 consecutive trading days ending not more than 3 trading days before written notice from VCALP of such intentions; b) $2 USD per share.

Provided that the advances are not repaid by the Maturity Date the Company will issue, on the first date of each month after the Maturity Date, warrants to VCALP to purchase 2,500 Class A common shares for each $500,000 USD of indebtedness outstanding. These warrants expire 3 years from the Maturity Date and are exercisable at $7 USD per share up to and including the second anniversary of the Maturity Date and at $8 USD per share after the second anniversary up to the expiry date. The Company has a right to cause mandatory conversion of these warrants after the first anniversary of the Maturity Date if the average share price of each common share exceeds $9 USD on any Canadian or US exchange or OTC-BB for thirty consecutive trading days.

6. SHARE CAPITAL

The Company is authorized to issue an unlimited number of Class A and B voting shares, and Class C and D non-voting shares.

                                            Number of Shares                $
--------------------------------------------------------------------------------
Class A common shares                           3,550,000            9,045,110

During May 2000, the Company adopted a stock option plan, through which options may be granted to directors, officers, employees, consultants and affiliates for the purchase of 1,970,000 Class A common shares. As at May 31, 2000, 880,000 stock options were outstanding. These options are exercisable at $7 USD per share and expire in April 2010.

7. CONCENTRATION OF CREDIT RISK

As disclosed in note 1, the company holds various forms of financial instruments. The nature of these instruments and the Company's operations expose the Company to industry credit risk. The Company manages its exposure to this risk by operating in a manner that minimizes its exposure to the extent practical.

A substantial portion of the Company's current assets is comprised of accounts receivable, which are subject to normal trade credit risks. The credit risk associated with the accounts receivable is reduced by the Company's policies of establishing acceptable credit levels for each customer coupled with an ongoing follow-up of the outstanding accounts receivable.

8. COMMITMENTS

The Company rents business premises under a five-year lease. The approximate annual rents and condo fees for the next five years are as follows:

                                        $
            -----------------------------
            2000                   73,871
            2001                  126,636
            2002                  126,636
            2003                  126,636
            2004                  126,636
            2005                   10,553

The company also rents office equipment under long-term leases. The annual commitments under these leases for the next five years are as follows:

                                        $
            -----------------------------
            2000                   5,636
            2001                  11,272
            2002                  11,272
            2003                   1,156
            2004                   1,156
            2005                   1,156

9.  SUBSEQUENT EVENTS

On June 2, 2000, a gross amount of $2.5 million USD was advanced to the Company as part of the $6 million non-revolving term loan agreement with VCALP. This amount must be repaid by June 18, 2001.

During June 2000, the Company issued a letter of credit for $170,000 USD to secure accounts payables relating to the purchase of inventory.

10. DIFFERENCES BETWEEN CANADIAN AND U.S. GAAP

Canadian generally accepted accounting principles ("Canadian GAAP"), as they pertain to the Company's financial statements, differ from United States generally accepted accounting principles ("US GAAP") as follows:

The Company's potential deferred tax assets resulting from tax losses can be carried forward to future years has been offset by a valuation allowance of an equal amount, as there is uncertainty that offsetting taxable profits will be generated in those future years. This does not result in differences between U.S. GAAP and Canadian GAAP.

                                    EXHIBIT
                                      "F"

                         PART I -- Financial Information

Item 1.       Consolidated Financial Statements (Unaudited)


C Me Run Corp.
(A Development Stage Company)


Consolidated Balance Sheet
(unaudited)

At March 31, 2000

ASSETS
Current assets:
 Cash and cash equivalents                                          $ 3,462,008
 Restricted cash                                                      1,775,000
 Employee advances                                                       83,333
 Related party prepaid expenses                                         450,000
 Prepaid expenses and other current assets                              370,344
                                                                    ------------
                                                                      6,140,685

Property and Equipment:
 Leasehold improvements                                                 108,811
 Office furniture and equipment                                          33,506
 Computer equipment                                                     715,433
                                                                    ------------
                                                                        857,750
  Less: Accumulated depreciation and amortization                        75,660
                                                                    ------------
                                                                        782,090

Other Assets:
 Employee advances                                                      170,199
 Security deposits                                                      181,370
                                                                    ------------
                                                                        351,569
                                                                    ------------
Total assets                                                        $ 7,274,344
                                                                    ============

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
 Accounts payable                                                   $   608,987
 Due to related party                                                   281,160
 Accrued issuance costs                                                 150,000
 Accrued leasehold improvements                                          90,000
 Accrued marketing costs                                                 75,000
 Accrued payroll and related costs                                       46,965
 Other accrued expenses                                                  35,000
                                                                    ------------
                                                                      1,287,112

Commitments and contingencies: (Note 7)


Redeemable series A convertible preferred stock
 (Aggregate liquidation preference of $1,000,000)                     1,019,594
Redeemable series B convertible preferred stock
 (Aggregate liquidation preference of $6,999,999)                     6,602,895
Redeemable series B convertible preferred stock
 subscribed and fully paid (Aggregate                                 1,378,027
 liquidation preference of $1,500,000)

Stockholders' equity (deficit):
 Common stock; $.001 par value; 50,000,000 shares
  authorized, 3,001,000 issued and outstanding                            3,001
 Additional paid-in capital                                           2,715,761
 Unearned compensation                                               (2,410,937)
 Deficit accumulated during the development stage                    (3,321,109)
                                                                    ------------
  Total stockholders' equity                                         (3,013,284)
                                                                    ------------
Total liabilities and stockholders' equity                          $ 7,274,344
                                                                    ============


                See notes to consolidated financial statements.

C Me Run Corp.
(A Development Stage Company)

Consolidated Statement of Operations
(unaudited)

For the three months ended March 31, 2000 and cumulative from November 8,1999
 (date of inception) to March 31, 2000



                                                                          Cumulative
                                                                             from
                                                                        November 8,1999
                                                       Three months   (date of inception)
                                                          Ended               to
                                                      March 31, 2000    March 31, 2000
                                                      --------------   ---------------
Revenues                                              $         --     $          --
                                                      --------------   ---------------

Operating expenses
  Development costs                                        155,583           168,611
  General and administrative                             1,973,726         2,232,752
  Marketing and promotion                                  856,339           932,612
                                                      --------------   ---------------
                                                         2,985,648         3,333,975

Interest income                                             15,847            15,866


Income tax expense (benefit)                                    --                --
                                                      --------------   ---------------
Net loss                                                (2,969,801)       (3,318,109)

Beneficial conversion feature on
convertible preferred stock and warrants
  Series A convertible preferred stock and warrants       (976,425)         (976,425)
  Series B convertible preferred stock and warrants     (1,934,857)       (1,934,857)

Accretion of convertible preferred stock to
redemption value
  Series A convertible preferred stock                     (14,795)          (14,795)
  Series B convertible preferred stock                    (112,055)         (112,055)

Accretion of convertible preferred stock
issuance costs
  Series A convertible preferred stock                      (1,744)           (1,744)
  Series B convertible preferred stock                  (5,732,362)       (5,732,362)

Accretion of convertible preferred stock
dividends
  Series A convertible preferred stock                     (26,630)          (26,630)
  Series B convertible preferred stock                    (201,699)         (201,699)
                                                      --------------   ---------------

Net loss attributable to common
  stockholders                                        $(11,970,368)     $(12,318,676)
                                                      ==============   ===============

Basic and diluted net loss per common share

Loss per common share - basic and diluted                    (3.99)            (4.10)

Basic and diluted weighted-average                       3,001,000         3,001,000
  shares outstanding


                See notes to consolidated financial statements.

C Me Run Corp.
(A Development Stage Company)

Consolidated Statement of Changes in Stockholders' Equity
(unaudited)

For the three months ended March 31, 2000 and cumulative from November 8,1999 (date of inception) to March 31, 2000


                                                                                                                        Deficit
                                                                                                                      Accumulated
                                                                                        Additional                    During the
                                                                    Common Stock         Paid-in        Unearned      Development
                                                            No. of Shares    Par Value    Capital      Compensation       Stage
                                                            -------------   ---------   ----------    ------------  ---------------
Issuance of founder's stock                                       1,000      $    1    $       999

Net loss                                                                                                              $  (348,308)
                                                          -------------------------------------------------------------------------
Balance at December 31, 1999                                      1,000           1            999                       (348,308)

Merger of Fundae Acquisition Corp and
      C Me Run Corp and cancellation
      of 4,000,000 outstanding shares                         3,000,000       3,000                                        (3,000)
Beneficial conversion feature related to
      Series A convertible preferred stock
      and warrants                                                                         976,425
Accretion of beneficial conversion feature
      related to Series A convertible preferred stock
      and warrants                                                                        (976,425)
Beneficial conversion feature related to
      Series B convertible preferred stock
      and warrants                                                                         584,857
Accretion of beneficial conversion feature
      related to Series B convertible preferred stock
      and warrants                                                                        (584,857)
Beneficial conversion feature related to Series B
      convertible preferred stock subscribed and fully paid                              1,350,000
Accretion of beneficial conversion feature related to
      Series B convertible preferred stock subscribed and
      fully paid                                                                        (1,350,000)
Accretion of Series A convertible preferred stock
      to redemption value                                                                  (14,795)
Accretion of Series B convertible preferred stock
      to redemption value                                                                 (103,562)
Accretion of Series B convertible preferred stock
      subscribed and fully paid
      to redemption value                                                                   (8,493)
Accretion of Series A convertible preferred stock
      issuance costs                                                                        (1,744)
Accretion of Series B convertible preferred stock
      issuance costs                                                                       (40,943)
Issuance of warrants to purchase common stock
      to placement agent in connection with sale
      of Series B convertible preferred stock                                            5,686,121
Accretion of Series B convertible preferred stock
      issuance costs - warrants issued to
      placement agent                                                                   (5,686,121)
Accretion of Series B convertible preferred stock
      subscribed and fully paid issuance costs                                              (4,247)
Dividends accrued on Series A convertible
      preferred stock                                                                      (26,630)
Dividends accrued on Series B convertible
      preferred stock                                                                     (186,411)
Dividends accrued on Series B convertible
      preferred stock subscribed and fully paid                                            (15,288)
Issuance of  common stock subscriptions
      in connection with advertising services                                              800,000     $  (800,000)
Issuance of warrants to purchase common
      stock in connection with financial advisory services                               1,265,000      (1,265,000)
Amortization of unearned compensation                                                                      705,938
Change in market value of common stock subscriptions
      and warrants issued in connection with
      advertising and financial advisory services                                        1,051,875      (1,051,875)
Net Loss                                                                                                                (2,969,801)
                                                          -------------------------------------------------------------------------
Balance at March 31, 2000                                     3,001,000      $3,001    $ 2,715,761     $(2,410,937)    $(3,321,109)
                                                          =========================================================================


See notes to consolidated financial statements.

C Me Run Corp.
(A Development Stage Company)

Consolidated Statement of Cash Flows
(unaudited)

For the three months ended March 31, 2000 and cumulative from November 8,1999 (date of inception) to March 31, 2000


                                                                                                     Cumulative
                                                                                                        from
                                                                                                  November 8, 1999
                                                                                Three months     (date of inception)
                                                                                    Ended                 to
                                                                                March 31, 2000      March 31, 2000
                                                                                --------------      --------------
Cash flows from operating activities:
Net loss                                                                         $(2,969,801)         $(3,318,109)
Adjustments to reconcile net loss to net
      cash provided by operating activities:
           Depreciation and amortization                                              60,202               75,660
           Amortization of unearned compensation                                     705,938              705,938
Changes in operating assets and liabilities:
Employee Advances                                                                    (83,333)             (83,333)
Related party prepaid expenses                                                       180,000             (450,000)
Prepaid expenses and other current assets                                           (114,260)            (370,344)
Accounts payable                                                                     364,689              608,987
Accrued building costs                                                                90,000               90,000
Accrued marketing costs                                                               75,000               75,000
Accrued payroll and related costs                                                     45,643               46,965
Accrued expenses                                                                     (11,385)              35,000
Additions to other assets                                                           (151,569)            (351,569)
                                                                                --------------      --------------

Net cash used in operating activities                                             (1,808,876)          (2,935,805)

Cash flows used in investing activities:
Additions to property and equipment                                                 (313,086)            (857,750)
                                                                                --------------      --------------
Net cash used for investing activities                                              (313,086)            (857,750)

Cash flows from financing activities:
Restricted cash                                                                   (1,775,000)          (1,775,000)
Advances from related party                                                          673,679            2,374,311
Repayment of advances from related party                                          (2,092,151)          (2,093,151)
Proceeds from issuance of common stock                                                    --                1,000
Proceeds from issuance of series A preferred stock, net                              976,425              976,425
      of issuance costs
Proceeds from issuance of series B preferred stock, net                            6,271,978            6,271,978
      of issuance costs
Proceeds from preferred stock subscription                                         1,500,000            1,500,000
                                                                                --------------      --------------

Net cash provided by financing activities                                          5,554,931            7,255,563

Increase in cash and cash equivalents                                              3,432,969            3,462,008

Cash and cash equivalents at beginning of period                                      29,039                    0
                                                                                --------------      --------------
Cash and cash equivalents at end of period                                        $3,462,008           $3,462,008
                                                                                ==============      ==============

Summary of noncash financing and investing activities:

Issuance of common stock subscriptions in connection
      with advertising services                                                     $800,000             $800,000
                                                                                ==============      ==============

Issuance of common stock warrants in connection
      with financial advisory services                                            $1,265,000           $1,265,000
                                                                                ==============      ==============

Issuance of common stock warrants in connection
      with fee for Series B convertible preferred stock                           $5,686,121           $5,686,121
                                                                                ==============      ==============



See notes to consolidated financial statements.

                                    EXHIBIT
                                      "G"
                                   cDemo Inc.
                                  Balance Sheet
                               as at May 31, 2000
                                (stated in Cdn $)

Assets
Current assets:
         Cash holdings                                              $    19,167
         Recoverables                                                    14,855
         Prepaid expenses                                             1,065,600
                                                                    -----------
                                                                      1,099,622

Property, Plant & Equipment (Note 4)                                    107,479
Other Assets                                                              1,660
                                                                    -----------
                                                                    $ 1,208,761

Liabilities & Shareholders' Equity
Current liabilities:
         Accounts payable & accrued liabilities (Note 7)            $ 1,554,080

Shareholders' equity:
         Common shares (Note 5)                                               1
         Deficit                                                       (345,320)
                                                                    -----------
                                                                       (345,319)
                                                                    $ 1,208,761
                                                                    ===========

                 See accompanying notes to financial statements
                                   cDemo Inc.
                       Statement of Operations and Deficit
                        For the period ended May 31, 2000
                                (stated in Cdn $)

Expenses:
        Consulting costs                                                $165,804
        Travel & Entertainment                                            66,298
        Marketing                                                         38,100
        Rent, telephone & other office costs                              34,551
        Legal fees                                                        23,923
        Training & Conferences                                             6,555
        Other professional fees                                            5,741
        Other                                                              4,348
                                                                     -----------
Net loss and deficit at end of period                                   $345,320
                                                                     ===========

                 See accompanying notes to financial statements
                                   cDemo Inc.
                             Statement of Cash Flows
                        For the period ended May 31, 2000
                                (stated in Cdn $)

Cash flows used in operating activities
       Net loss for the period                                        $(345,320)
       Changes in non-cash working capital (Note 6)                     473,625
                                                                    -----------
                                                                        128,305
Cash flows used in investing activities
       Purchase of property, plant & equipment                         (109,139)
                                                                    -----------
Cash flows from financing activities
      Issuance of common shares                                               1
                                                                    -----------
Increase in cash holdings                                                19,167
Beginning cash balance                                                       --
                                                                    -----------
Ending cash balance                                                   $  19,167
                                                                    ===========

                 See accompanying notes to financial statements
                                   cDemo Inc.
                        Notes to the Financial Statements
                        For the period ended May 31, 2000

1. Organization & nature of operations:

          cDemo Inc. (the 'Corporation'), was incorporated under the laws of the State of Delaware by Articles of Incorporation dated January 14, 2000. The Corporation filed to have its' name changed from the original name of buyersangel.com to consumersangel.com. A subsequent filing was done to change the Corporation's name to C Me Buy Inc.. A final name change was filed for and received on May 4, 2000 changing the Corporation's name to cDemo Inc.

          The Corporation's business purpose is to develop an infrastructure that empowers and aides consumers for transacting in the automotive industry.

          Ultimate recovery of the Corporation's assets is dependent on the Corporation, after an expected period of initial losses, achieving and maintaining profitability which is dependant to a certain extent on market conditions, successful rollout of the Corporations business plan and the ability to obtain adequate financing to meet capital and operational requirements.


2. Significant accounting policies:

          The financial statements have been prepared in accordance with accounting principles generally accepted in the United States and Canada.

          Use of Estimates

                Because the precise determination of many assets and liabilities is dependent on future events, the preparation of financial statements necessarily involves the use of estimates which would affect the amount of the recorded assets, liabilities, revenues and expenses. Actual amounts could differ from these estimates.

          Property, Plant & Equipment

                Property, plant and equipment are recorded at cost and depreciated at the following annual rates which are designed to amortize the cost of the assets over their estimated useful lives.

                    - Leasehold Improvements       - over the life of the lease
                    - Furniture & Fixtures         - 20% straight line
                    - Computer Hardware            - 33% straight line
                    - Computer Software            - 33% straight line

          Revenue Recognition

                Fees are recognized as services are provided.

          Foreign Currency Translation

                Assets and liabilities transacted in a foreign currency are translated at the period end exchange rate while revenues and expenses are translated at average exchange rates for the period.

3. Comparative figures:

          As the period ended May 31, 2000 represents the first period of operations for the Corporation, there are no comparative figures shown in the financial statements.

4. Property, plant & equipment
                                                                      Cost at
                                                                       May 31
                                                                   ----------
                Computer Hardware                                  $  54,144
                Computer Software                                     10,570
                Leasehold improvements                                35,068
                Furniture & Fixtures                                   7,697
                                                                   ----------
                                                                   $ 107,479
                                                                   ==========

5. Share capital

          Authorized:  100,000 common shares without par value
          Issued:  40,000 common shares


6.  Net change in non-cash working capital

                                                                       May 31
                                                                   ----------
          Recoverables                                             $ (14,855)
          Prepaid expenses                                         1,065,600)
          Accounts payable and accrued liabilities                 1,554,080
                                                                   ----------
                                                                   $ 473,625
                                                                   ==========

7. Related party balances

          As at May 31, 2000, there is an amount owing to Chell.com of $1,069,497. This is primarily an amount that is to be paid as a consulting fee in addition to various operational advances obtained from Chell.com.